UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2019

MFS® Municipal Series Trust

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MSTA-ANN

MFS® Municipal Series Trust

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit. But concern over those issues dissipated in the early months of 2019 due to a more dovish posture by the U.S. Federal Reserve and other global central banks, progress toward a trade pact between the United States and China, and a consensus forming in the British Parliament against a no-deal Brexit, though exactly how the United Kingdom will withdraw from the European Union remains highly uncertain. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slowing global growth. Inflation remains largely subdued globally, though tight labor markets are keeping investors on the lookout for its potential reappearance. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. If the U.S. and China reach a comprehensive trade agreement, activity could rebound later this year.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	14.8%
Healthcare Revenue – Hospitals	14.0%
General Obligations – General Purpose	12.3%
Water & Sewer Utility Revenue	10.8%
State & Local Agencies	9.9%

Composition including fixed income credit quality (a)(i)
AAA	3.0%
AA	33.6%
A	45.9%
BBB	4.3%
BB	0.8%
CC	0.3%
C	3.4%
D	0.5%
Not Rated	4.0%
Cash & Cash Equivalents	1.9%
Other	2.3%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	15.8 yrs.

Jurisdiction (i)
Alabama	74.5%
Puerto Rico	6.5%
New York	3.1%
California	2.9%
Guam	1.8%
Illinois	1.6%
Massachusetts	1.4%
Colorado	1.1%
South Carolina	1.0%
Florida	0.7%
Pennsylvania	0.6%
New Hampshire	0.6%
Texas	0.5%
Virginia	0.5%
Maryland	0.4%
New Jersey	0.3%
Indiana	0.3%
Nebraska	0.2%
Michigan	0.1%
U.S. Treasury Securities (j)	(2.3)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.3)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	16.9%
Sales & Excise Tax Revenue	16.8%
Water & Sewer Utility Revenue	13.2%
Healthcare Revenue – Hospitals	12.8%
Utilities – Municipal Owned	7.9%

Composition including fixed income credit quality (a)(i)
AAA	2.8%
AA	43.9%
A	37.4%
BBB	5.5%
BB	2.6%
C	3.5%
D	0.3%
Not Rated	1.2%
Cash & Cash Equivalents	0.3%
Other	2.5%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	14.4 yrs.

Jurisdiction (i)
Arkansas	71.9%
Puerto Rico	7.2%
Guam	5.2%
California	2.9%
New York	2.6%
Massachusetts	1.3%
Illinois	1.2%
Colorado	1.1%
Kentucky	1.0%
Texas	0.9%
Pennsylvania	0.8%
Georgia	0.7%
New Hampshire	0.6%
Michigan	0.5%
Maryland	0.5%
South Carolina	0.4%
Tennessee	0.3%
Florida	0.3%
New Jersey	0.2%
Indiana	0.1%
U.S. Treasury Securities (j)	(2.5)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.5)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.4%
General Obligations – Schools	15.2%
Universities – Colleges	8.8%
Airports	8.6%
General Obligations – General Purpose	6.5%

Composition including fixed income credit quality (a)(i)
AAA	3.9%
AA	33.7%
A	30.5%
BBB	15.8%
BB	2.9%
B	0.6%
CC	0.1%
C	3.2%
D	0.8%
Not Rated	3.6%
Cash & Cash Equivalents	2.5%
Other	2.4%

Portfolio facts (i)
Average Duration (d)	7.5
Average Effective Maturity (m)	18.1 yrs.

Jurisdiction (i)
California	88.9%
Puerto Rico	6.1%
Guam	0.7%
Illinois	0.7%
Ohio	0.6%
Pennsylvania	0.5%
U.S. Treasury Securities (j)	(2.4)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.4)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

4

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.1%
Healthcare Revenue – Hospitals	18.3%
Water & Sewer Utility Revenue	14.6%
Utilities – Municipal Owned	5.9%
General Obligations – General Purpose	5.2%

Composition including fixed income credit quality (a)(i)
AAA	3.9%
AA	37.8%
A	39.3%
BBB	7.9%
BB	1.3%
CCC	0.1%
CC	0.2%
C	2.4%
D	0.3%
Not Rated	3.3%
Cash & Cash Equivalents	1.1%
Other	2.4%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	13.9 yrs.

Jurisdiction (i)
Georgia	75.5%
Puerto Rico	7.1%
California	4.1%
Guam	1.9%
Illinois	1.6%
New York	1.5%
Florida	0.9%
South Carolina	0.7%
Pennsylvania	0.7%
Massachusetts	0.6%
Tennessee	0.6%
Texas	0.5%
North Carolina	0.4%
Maryland	0.4%
Kentucky	0.4%
New Hampshire	0.4%
Virginia	0.4%
Colorado	0.3%
Michigan	0.3%
New Jersey	0.3%
Indiana	0.2%
Louisiana	0.1%
U.S. Treasury Securities (j)	(2.4)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.4)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

5

Portfolio Composition – continued

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	21.8%
General Obligations – General Purpose	12.7%
State & Local Agencies	8.0%
Universities – Colleges	7.9%
Transportation – Special Tax	7.6%

Composition including fixed income credit quality (a)(i)
AAA	14.8%
AA	23.3%
A	28.2%
BBB	16.4%
BB	2.3%
CC	0.1%
C	3.1%
Not Rated	7.6%
Cash & Cash Equivalents	1.9%
Other	2.3%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	15.1 yrs.

Jurisdiction (i)
Maryland	70.2%
Puerto Rico	8.0%
Washington DC	4.1%
California	2.0%
Illinois	1.9%
New York	1.7%
Guam	1.6%
Tennessee	1.3%
Kentucky	1.1%
Colorado	1.0%
South Carolina	0.7%
Pennsylvania	0.7%
Florida	0.7%
New Hampshire	0.6%
Texas	0.6%
Indiana	0.5%
Washington	0.4%
Georgia	0.3%
U.S. Virgin Islands	0.2%
Nebraska	0.2%
Virginia	0.1%
Michigan	0.1%
Mississippi	0.1%
U.S. Treasury Securities (j)	(2.3)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.3)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

6

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	22.6%
Healthcare Revenue – Hospitals	17.3%
General Obligations – General Purpose	8.5%
Miscellaneous Revenue – Other	6.3%
State & Local Agencies	6.1%

Composition including fixed income credit quality (a)(i)
AAA	4.4%
AA	40.5%
A	19.1%
BBB	23.8%
BB	3.0%
CCC	0.2%
CC	0.3%
C	3.4%
D	0.6%
Not Rated	2.1%
Cash & Cash Equivalents	0.3%
Other	2.3%

Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	15.6 yrs.

Jurisdiction (i)
Massachusetts	83.0%
Puerto Rico	6.8%
Illinois	1.9%
Guam	1.2%
California	1.1%
Colorado	0.8%
Florida	0.8%
Tennessee	0.7%
Pennsylvania	0.7%
Texas	0.5%
Kentucky	0.5%
Maryland	0.4%
New York	0.4%
New Hampshire	0.2%
Washington	0.2%
Louisiana	0.2%
New Jersey	0.2%
Wisconsin	0.1%
U.S. Treasury Securities (j)	(2.3)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.3)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

7

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2019, Class A shares, at net asset value, of the municipal bond funds of Alabama, Arkansas, California, Georgia, Maryland and Massachusetts underperformed the Bloomberg Barclays Municipal Bond Index. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Led by weakness in China and Europe, the global economy decelerated during the reporting period, as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell, and credit spreads widened, fueled in part by interest rate concerns. In December, the US Federal Reserve (Fed) lifted rates for the fourth time in 2018 and indicated its intention to hike several more times, while allowing its balance sheet to run off at its predetermined pace.

Slowing global growth, rising trade tensions, abating inflationary pressures and increasing market volatility prompted the Fed to reverse course at the end of the period and indicate that its policy was on hold. The Fed also indicated that it would maintain a larger balance sheet than it had previously indicated. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally tilted more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019, as it had earlier projected, while extending a refinancing facility for eurozone banks.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture and hopes grew for a trade deal between the US and China.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward a rapidly approaching Brexit, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less market-friendly approach of Mexico’s new president Andrés Manuel López Obrador. For much of the period, the contentious US-China trade relationship was a drag on global sentiment. Signs of progress toward a resolution helped steady markets late in the period while China’s economy showed tentative signs of stabilizing.

Over the reporting period, municipal bonds provided solid positive returns with the lower-quality and longer-duration segments performing especially well. Reduced primary market supply generally supported municipal bonds during the period, as supply was impacted in 2018, consequent of issuances pulled forward into 2017 before, and in anticipation of, proposed tax law changes. Further limiting issuance in calendar year 2018 and into 2019, were tax law changes which eliminated pre-refundings, where the proceeds had been used to advance refund previously-issued debt. Also of note, Puerto Rican bonds recovered strongly, boosted by ongoing progress in restructuring negotiations.

Fundamentals in municipals were generally stable for the period, due to stable-to-improving tax revenue.

Factors Affecting Performance

In all funds, security selection within “AA” and “A” rated (r) securities, and within “BBB” rated securities in the municipal bond funds of California, Maryland and Massachusetts, hindered performance relative to the Bloomberg Barclays Municipal Bond Index. Additionally, bond selection within the education sector held back relative returns across all funds.

In contrast, a longer duration (d) stance at the end of the reporting period positively impacted relative performance in the municipal bond funds of Alabama, California and Massachusetts as interest rates declined. In all funds, with the exception of the municipal bond fund of California, an out-of-benchmark exposure to non-rated securities benefited relative returns. An out-of-benchmark exposure to Puerto Rican bonds, across all funds, also helped in relative terms.

Respectfully,

Portfolio Manager(s)

Michael Dawson

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

8

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

9

PERFORMANCE SUMMARY THROUGH 3/31/19

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Bloomberg Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	2/01/90	4.63%	3.58%	4.41%	N/A

B	9/07/93	3.85%	2.80%	3.63%	N/A

I	4/01/16	4.83%	N/A	N/A	2.51%
R6	8/01/17	4.92%	N/A	N/A	3.08%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.18%	2.68%	3.96%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.15)%	2.44%	3.63%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	2/03/92	4.74%	3.41%	3.90%	N/A

B	9/07/93	3.97%	2.63%	3.10%	N/A

I	4/01/16	4.86%	N/A	N/A	2.28%
R6	8/01/17	4.83%	N/A	N/A	2.93%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.29%	2.51%	3.45%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.03)%	2.27%	3.10%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	6/18/85	5.21%	4.68%	5.66%	N/A

B	9/07/93	4.43%	3.89%	4.86%	N/A

C	1/03/94	4.26%	3.74%	4.72%	N/A

I	4/01/16	5.27%	N/A	N/A	3.01%
R6	8/01/17	5.36%	N/A	N/A	3.56%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.74%	3.78%	5.20%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.43%	3.55%	4.86%	N/A
C With CDSC (1% for 12 months) (v)		3.26%	3.74%	4.72%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	6/06/88	4.51%	3.45%	4.26%	N/A

B	9/07/93	3.73%	2.68%	3.49%	N/A

I	4/01/16	4.70%	N/A	N/A	2.41%
R6	8/01/17	4.77%	N/A	N/A	2.80%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.07%	2.56%	3.81%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.27)%	2.32%	3.49%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

13

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	4.46%	3.45%	4.36%	N/A

B	9/07/93	3.58%	2.67%	3.58%	N/A

I	4/01/16	4.61%	N/A	N/A	2.66%
R6	8/01/17	4.67%	N/A	N/A	3.00%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.02%	2.55%	3.90%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.42)%	2.31%	3.58%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

14

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	4/09/85	4.74%	3.79%	4.53%	N/A

B	9/07/93	3.94%	2.99%	3.74%	N/A

I	4/01/16	4.95%	N/A	N/A	2.65%
R6	8/01/17	5.13%	N/A	N/A	3.21%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.29%	2.89%	4.08%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.06)%	2.63%	3.74%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

15

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

16

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2018 through March 31, 2019

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2018 through March 31, 2019.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.90%	$1,000.00	$1,038.64	$4.57
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.65%	$1,000.00	$1,034.79	$8.37
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30
I	Actual	0.65%	$1,000.00	$1,038.75	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
R6	Actual	0.58%	$1,000.00	$1,039.17	$2.95
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

17

Expense Tables – continued

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.77%	$1,000.00	$1,037.20	$3.91
	Hypothetical (h)	0.77%	$1,000.00	$1,021.09	$3.88
B	Actual	1.52%	$1,000.00	$1,033.35	$7.71
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64
I	Actual	0.67%	$1,000.00	$1,037.88	$3.40
	Hypothetical (h)	0.67%	$1,000.00	$1,021.59	$3.38
R6	Actual	0.59%	$1,000.00	$1,038.26	$3.00
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.72%	$1,000.00	$1,042.62	$3.67
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
B	Actual	1.47%	$1,000.00	$1,038.75	$7.47
	Hypothetical (h)	1.47%	$1,000.00	$1,017.60	$7.39
C	Actual	1.62%	$1,000.00	$1,037.87	$8.23
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.61%	$1,000.00	$1,042.61	$3.11
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07
R6	Actual	0.53%	$1,000.00	$1,043.08	$2.70
	Hypothetical (h)	0.53%	$1,000.00	$1,022.29	$2.67

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

18

Expense Tables – continued

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.90%	$1,000.00	$1,038.14	$4.57
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.64%	$1,000.00	$1,034.26	$8.32
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
I	Actual	0.65%	$1,000.00	$1,039.65	$3.31
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
R6	Actual	0.59%	$1,000.00	$1,038.91	$3.00
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.82%	$1,000.00	$1,034.10	$4.16
	Hypothetical (h)	0.82%	$1,000.00	$1,020.84	$4.13
B	Actual	1.58%	$1,000.00	$1,030.25	$8.00
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$1,035.06	$2.94
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R6	Actual	0.52%	$1,000.00	$1,035.41	$2.64
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Georgia Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class B shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS Maryland Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

19

Expense Tables – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.85%	$1,000.00	$1,040.36	$4.32
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.62%	$1,000.00	$1,036.38	$8.22
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.62%	$1,000.00	$1,040.55	$3.15
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13
R6	Actual	0.55%	$1,000.00	$1,041.99	$2.80
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Massachusetts Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

20

PORTFOLIO OF INVESTMENTS

3/31/19

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.3%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 7/01/2030	$1,000,000	$1,037,500
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	70,000	76,093
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	45,000	48,162
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	345,000	356,685
		$1,518,440
General Obligations - General Purpose - 12.2%
Birmingham, AL, General Obligation Warrants, “B”, 5%, 12/01/2043	$245,000	$284,979
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	230,000	215,662
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	150,000	158,357
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	145,000	148,644
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	20,000	20,532
Fort Payne, AL, General Obligation Warrants, “A”, AGM, 5%, 5/01/2047	750,000	869,152
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	260,000	268,479
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	60,000	62,033
Jasper, AL, General Obligation Warrants, 5%, 3/01/2032	500,000	560,625
Mobile County, AL, General Obligation Improvement Warrants, 5%, 2/01/2038	250,000	297,800
Mobile County, AL, General Obligation Improvement Warrants, 5%, 2/01/2039	250,000	297,118
Mobile County, AL, General Obligation Warrants, 5%, 8/01/2036	500,000	589,130
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	115,000	121,100
State of Alabama, “A”, 5%, 8/01/2028	1,000,000	1,215,220
State of California, 6%, 11/01/2039	550,000	564,410
State of Illinois, 5%, 11/01/2027	130,000	144,192
State of Illinois, “D”, 5%, 11/01/2028	140,000	154,480
Trussville, AL, General Obligation Warrants, “A”, 4%, 8/01/2041	750,000	797,992
Vestavia Hills, AL, General Obligation Warrants, 4%, 8/01/2038	1,000,000	1,079,600
		$7,849,505

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 3.8%
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	$445,000	$475,897
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2029 (Prerefunded 11/01/2023)	200,000	230,106
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2030 (Prerefunded 11/01/2023)	1,000,000	1,150,530
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	270,000	281,348
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	570,000	307,720
		$2,445,601
Healthcare Revenue - Hospitals - 13.8%
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), “C”, 5%, 11/15/2046	$500,000	$563,925
Alabama Special Care Facilities Financing Authority Rev. (Daughters of Charity), ETM, AAC, 5%, 11/01/2025	1,045,000	1,115,360
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), 5%, 6/01/2031	750,000	857,025
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 6/01/2039 (Prerefunded 6/01/2019)	750,000	755,355
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	220,000	202,673
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	500,000	564,640
East Alabama Health Care Authority, Health Care Facilities Rev., “A”, 4%, 9/01/2048	500,000	514,030
Escambia County, FL, Health Facilities
Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	435,000	457,202
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 6/01/2030 (Prerefunded 6/01/2020)	1,000,000	1,038,790
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	255,000	260,034
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2/01/2030 (Prerefunded 2/03/2020)	500,000	514,575
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	370,000	378,106
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	50,000	55,156

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	$425,000	$434,010
UAB Medicine Financing Authority Rev., “B”, 5%, 9/01/2035	1,000,000	1,155,070
		$8,865,951
Healthcare Revenue - Long Term Care - 1.7%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	$250,000	$271,327
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	750,000	804,300
		$1,075,627
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$290,000	$372,076

Industrial Revenue - Paper - 0.9%
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/2033	$250,000	$256,043
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	300,000	324,249
		$580,292
Miscellaneous Revenue - Other - 1.5%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$65,000	$69,600
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	95,000	101,469
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	260,000	277,134
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	495,000	537,832
		$986,035
Port Revenue - 2.6%
Alabama Port Authority Docks Facilities Rev., 6%, 10/01/2040 (Prerefunded 10/01/2020)	$500,000	$533,420
Alabama Port Authority Docks Facilities Rev., Revenue Refunding, “A”, AGM, 5%, 10/01/2035	1,000,000	1,144,720
		$1,678,140
Sales & Excise Tax Revenue - 7.0%
Cherokee County, AL, Board of Education Special Tax School Warrants (Sales Tax), 5%, 12/01/2048	$1,000,000	$1,147,510
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	425,000	471,946

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$325,000	$333,954
Jefferson County, AL, Limited Obligation Warrants, 5%, 9/15/2033	500,000	580,990
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	515,000	666,982
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	4,000	4,044
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	2,000	1,968
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	19,000	18,015
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	94,000	92,877
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	26,000	22,945
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	10,000	8,750
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	2,000	1,679
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	26,000	19,387
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	4,000	2,652
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	247,000	146,120
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	220,000	116,750
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	72,000	15,487
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	61,000	9,651
Tuscaloosa County, AL, Board of Education, School Tax Warrants, 5%, 2/01/2037	750,000	865,155
		$4,526,862
Secondary Schools - 0.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$190,000	$194,186

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - 9.8%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 9/01/2029	$1,000,000	$1,012,740
Alabama Public Health Care Authority Lease Rev. (Department of Public Health Facilities), 5%, 9/01/2030	280,000	321,311
Alabama Public School & College Authority Rev., “A”, 5%, 5/01/2029 (Prerefunded 5/01/2019)	1,000,000	1,002,830
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/2025	800,000	904,616
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 3/01/2032	500,000	525,030
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 7/01/2030	385,000	399,811
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	315,000	334,165
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2030	35,000	39,107
Huntsville, AL, Public Building Authority Lease Refunding Rev., 5%, 10/01/2033	500,000	598,415
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	230,000	266,340
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,585
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	255,000	294,512
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	185,000	193,216
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	350,000	404,155
		$6,307,833
Tax - Other - 6.3%
Birmingham-Jefferson, AL, Civic Center Authority, “A”, 4%, 7/01/2043	$750,000	$777,435
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	500,000	562,900
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	95,000	97,465
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	30,000	30,828
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	55,000	59,879
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	30,000	32,512
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	85,000	91,005
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	70,000	70,036
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	105,000	114,072

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	$265,000	$292,735
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	190,000	210,957
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2/01/2031	500,000	528,495
Tuscaloosa, AL, Board of Education, School Tax Warrants, 5%, 8/01/2036	1,000,000	1,157,390
		$4,025,709
Toll Roads - 0.4%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$90,000	$98,788
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	180,000	193,296
		$292,084
Transportation - Special Tax - 3.9%
Alabama Federal Aid Highway Finance Authority Special Obligation, “A”, 5%, 9/01/2035	$500,000	$587,820
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	145,000	161,201
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	125,000	128,021
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	325,000	350,971
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	310,000	339,444
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	120,000	127,580
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	330,000	368,894
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	235,000	257,243
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	5,000	5,558
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	35,000	37,522
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	105,000	121,647
		$2,485,901

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - 14.7%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 6/01/2034	$1,300,000	$1,306,188
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 9/01/2039 (Prerefunded 9/01/2019)	1,000,000	1,016,990
Auburn University, General Fee Rev., “A”, 5%, 6/01/2048	1,500,000	1,763,085
Homewood, AL, Educational Building Authority Facilities Rev. (Samford University), “A”, 5%, 12/01/2034	500,000	574,430
Huntsville, AL, University of Alabama General Fee Rev., “B-2”, 5%, 9/01/2036	475,000	562,253
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, 5%, 7/01/2036	600,000	690,822
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	65,000	65,055
Troy University, Facilities Rev., “A”, BAM, 5%, 11/01/2028	500,000	575,145
University of Alabama in Huntsville, General Fee Rev., “B2”, 5%, 9/01/2035	755,000	897,136
University of South Alabama, Facilities Rev., AGM, 4%, 11/01/2035	500,000	536,565
University of South Alabama, Facilities Rev., BAM, 5%, 10/01/2036	500,000	577,595
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	750,000	858,060
		$9,423,324
Utilities - Municipal Owned - 2.6%
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 8/01/2037	$1,000,000	$1,034,970
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	230,000	243,430
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	130,000	130,472
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	10,000	10,002
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	50,000	50,009
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	5,000	5,006
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	30,000	30,033
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	35,000	37,469
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	120,000	128,648
		$1,670,039

Issuer	Shares/Par	Value ($)
Utilities - Other - 1.2%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	$40,000	$48,478
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2042	75,000	91,551
Lower, AL, Gas District Project Rev., “A”, 5%, 9/01/2046	500,000	620,385
		$760,414
Water & Sewer Utility Revenue - 10.7%
Auburn, AL, Waterworks Board Water Rev., 5%, 9/01/2036	$1,000,000	$1,155,010
Birmingham, AL, Waterworks Board Water Rev., 5%, 1/01/2036	750,000	891,585
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/2030	500,000	578,210
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	10,000	10,292
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/2035	1,000,000	1,141,630
Gadsden, AL, Water Works and Sewer Rev., AGM, 4%, 6/01/2033	1,000,000	1,071,290
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	25,000	27,548
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	120,000	130,391
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	49,456
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	48,540
Jefferson County, AL, Senior Lien Sewer Rev., Current Interest Warrants, “A”, AGM, 5%, 10/01/2044	750,000	824,715
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	300,000	319,983
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	15,000	16,751
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	20,000	22,142
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	10,000	11,148
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	20,000	22,193

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 8/01/2032	$500,000	$542,520
		$6,863,404
Total Municipal Bonds (Identified Cost, $59,859,461)		$61,921,423
Trust Units - 0.7%
Sales & Excise Tax Revenue - 0.7%
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (taxable), 8/01/2040	9,951	$8,172
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (tax-exempt), 8/01/2040	30,216	26,439
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (taxable), 8/01/2041	6,152	5,052
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	18,983	16,610
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	14,803	12,157
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	70,687	61,851
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (taxable), 8/01/2043	7,750	6,365
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	49,268	43,110

Trust Units - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (taxable), 8/01/2044	3,145	$2,583
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	86,752	75,908
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	2,322	1,907
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	7,051	6,170
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	40,602	33,344
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	149,128	130,487
Total Trust Units (Identified Cost, $467,930)		$430,155

Investment Companies (h) - 0.4%
Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $267,170)	267,171	$267,171

Other Assets, Less Liabilities - 2.6%		1,644,036
Net Assets - 100.0%		$64,262,785

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	10	$1,496,563	June - 2019	$(37,537)

At March 31, 2019, the fund had cash collateral of $25,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS

3/31/19

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.3%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$235,000	$255,457
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	160,000	171,241
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	1,030,000	1,064,886
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	95,000	106,339
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	105,000	118,474
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	89,149
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	125,000	138,535
		$1,944,081
General Obligations - General Purpose - 3.8%
Arkansas Higher Education, 4%, 6/01/2029	$2,000,000	$2,201,440
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	695,000	651,674
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	430,000	453,955
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	475,000	486,937
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	60,000	61,596
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	130,000	132,734
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	515,000	531,794
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	65,000	67,203
State of California, 6%, 11/01/2039	1,160,000	1,190,392
		$5,777,725
General Obligations - Schools - 5.4%
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2047	$3,000,000	$3,150,450
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	40,000	46,136
Crittenden County, AR, Community College District, 4.6%, 2/01/2035	285,000	285,291
Crittenden County, AR, Community College District, 4.7%, 2/01/2040	625,000	625,656

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Crittenden County, AR, Earle Special School District Refunding and Construction, 4%, 2/01/2048	$2,060,000	$2,116,650
Pulaski County, AR, Special School District Construction, 4%, 2/01/2041	2,000,000	2,054,040
		$8,278,223
Healthcare Revenue - Hospitals - 12.7%
Arkansas Development Finance Authority Health Care Rev. (Baptist Health), “A”, 5%, 12/01/2029	$1,000,000	$1,159,140
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	1,500,000	1,726,770
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2033	1,645,000	1,854,310
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	600,000	552,744
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/2032	540,000	558,932
Conway, AR, Hospital Rev. (Conway Regional Medical Center), “A”, 4%, 8/01/2038	1,000,000	1,018,130
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	420,000	441,437
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	510,000	520,067
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 6/01/2028	1,000,000	1,037,690
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 6/01/2026	2,150,000	2,193,860
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	510,000	534,480
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	545,000	575,073
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	395,000	417,314
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	355,000	362,778

26

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	$490,000	$501,035
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), 5%, 3/01/2036	750,000	855,270
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), AGM, 4%, 3/01/2020	1,000,000	1,021,310
Pulaski County, AR, Public Facilities Board Health Facilities Rev. (Carti Project), 5.5%, 7/01/2043	750,000	757,492
Springdale, AR, Public Facilities Board Hospital Rev. (Children’s Northwest Project), 5%, 3/01/2040	2,820,000	3,211,642
		$19,299,474
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$116,203

Miscellaneous Revenue - Other - 3.4%
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/2034	$2,525,000	$2,885,494
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,615,000	1,754,746
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	230,000	270,048
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	180,000	208,674
		$5,118,962
Sales & Excise Tax Revenue - 16.0%
Bentonville, AR, Sales & Use Tax, 4%, 11/01/2026	$1,310,000	$1,312,044
Cabot, AR, Sales & Use Tax, 5%, 6/01/2026	700,000	783,160
Cabot, AR, Sales & Use Tax, 5%, 6/01/2027	1,300,000	1,452,789
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	1,145,000	1,271,477
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	760,000	780,938
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2030	850,000	923,542
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2035	1,150,000	1,230,201
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2023	380,000	428,788
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2024	2,040,000	2,242,776
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,180,000	1,292,301
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,000,000	1,301,000

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Phillips County, AR, Sales & Use Tax, BAM, 3.75%, 9/01/2038	$1,170,000	$1,186,251
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	13,000	13,143
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	6,000	5,904
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	51,000	48,357
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	227,000	224,287
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	68,000	60,011
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.75%, 7/01/2053	1,000	857
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	27,000	23,625
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	7,000	5,877
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	66,000	49,212
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	12,000	7,957
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	593,000	350,807
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	529,000	280,730
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	177,000	38,073
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	145,000	22,942
Rogers, AR, Sales & Use Tax Rev., 5%, 11/01/2023 (Prerefunded 11/01/2021)	965,000	1,047,865
Rogers, AR, Sales & Use Tax Rev., “B”, 5%, 11/01/2036	1,500,000	1,738,530
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/2028	1,000,000	1,106,230
Springdale, AR, Sales & Use Tax Rev., BAM, 5%, 4/01/2037	1,000,000	1,113,730
Springdale, AR, Sales & Use Tax Rev., BAM, 3.6%, 4/01/2041	2,000,000	2,023,520
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/2032	1,840,000	1,904,823
		$24,271,747

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Secondary Schools - 0.5%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	$750,000	$747,975

Single Family Housing - State - 0.2%
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 7/01/2031	$335,000	$335,864

State & Local Agencies - 5.3%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/2034	$2,605,000	$2,840,492
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 5/15/2034 (Prerefunded 5/15/2019)	500,000	502,115
Arkansas Development Finance Authority State Agencies Facilities Rev., Crossover Refunding Bonds (900 West Capitol Building Project), 4%, 4/01/2030	500,000	559,045
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	840,000	891,106
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,315,000	1,190,062
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	585,000	677,430
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	710,000	820,014
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	525,000	548,315
		$8,028,579
Tax - Other - 5.2%
Fayetteville, AR, Liberty Improvement Bonds, 4%, 1/01/2037	$2,000,000	$2,139,040
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	490,000	502,716
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	65,000	66,794
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/2034	3,000,000	3,387,390
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	210,000	210,109
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	890,000	983,147
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	590,000	655,077
		$7,944,273

Issuer	Shares/Par	Value ($)
Tobacco - 1.6%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2027	$2,470,000	$2,011,370
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2028	500,000	393,405
		$2,404,775
Transportation - Special Tax - 3.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	$45,000	$50,522
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	80,000	89,649
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	430,000	478,044
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	20,082
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,075,000	1,160,903
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	840,000	919,783
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	480,000	510,322
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	710,000	777,202
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	360,000	400,198
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	380,000	407,387
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	445,000	476,390
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	310,000	359,147
		$5,649,629
Universities - Colleges - 16.7%
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/2031	$2,500,000	$2,697,700
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/2027	545,000	585,188

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	$85,000	$84,845
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	140,000	139,191
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	60,000	53,850
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	65,000	57,688
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/2024	1,000,000	1,043,390
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 5%, 4/01/2041	1,000,000	1,068,620
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), BAM, 5%, 9/01/2030	1,000,000	1,163,410
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	340,000	376,693
University Arkansas Auxiliary Enterprises Rev., 5%, 12/01/2029	605,000	672,034
University Arkansas Auxiliary Enterprises Rev. (UALR Campus), “A”, 5%, 5/01/2029	200,000	218,932
University of Arkansas Facilities Rev. (Fayetteville Campus), 5%, 11/01/2047	1,500,000	1,744,365
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2021	1,310,000	1,422,686
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2026	1,000,000	1,081,790
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2032	1,000,000	1,125,220
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2043	1,500,000	1,776,480
University of Arkansas Facilities Rev. (Monticello Campus), 4%, 12/01/2035	600,000	604,560
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2023	520,000	594,625
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 10/01/2025	780,000	888,662
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2025	2,000,000	2,279,440
University of Arkansas Rev. (Fort Smith Campus), 5%, 12/01/2028 (Prerefunded 6/01/2019)	860,000	864,885
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2023	250,000	264,500
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2024	250,000	263,892

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2025	$500,000	$527,125
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2026	305,000	320,982
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/2019	320,000	322,352
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 9/01/2040	1,950,000	1,981,356
University of Central Arkansas Student Fee Rev., “A”, AGM, 5%, 11/01/2038	500,000	565,595
University of Central Arkansas Student Fee Rev., “A”, AGM, 4%, 11/01/2048	550,000	564,993
		$25,355,049
Universities - Dormitories - 0.8%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I, LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$1,130,000	$1,296,359

Utilities - Municipal Owned - 7.8%
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2030	$1,000,000	$1,165,500
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2032	1,130,000	1,237,712
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2035	1,000,000	1,155,010
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2036	1,165,000	1,270,910
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	450,000	476,275
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	790,000	836,128
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2030	2,805,000	3,079,441
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	245,000	245,889
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2021	1,040,000	1,047,998
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2022	1,090,000	1,098,382
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	135,000	138,694
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	30,000	32,162
		$11,784,101
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$300,000	$320,289
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	155,000	169,435
		$489,724

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 12.9%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/2032	$1,020,000	$1,120,123
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2023	795,000	852,860
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2025	1,500,000	1,607,190
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	36,021
Fort Smith, AR, Water and Sewer and Construction Rev., 5%, 10/01/2035	3,850,000	4,607,603
Fort Smith, AR, Water and Sewer Rev., AGM, 4.5%, 10/01/2021	1,545,000	1,652,192
Fort Smith, AR, Water and Sewer Rev., AGM, 4.5%, 10/01/2022	455,000	484,134
Fort Smith, AR, Water and Sewer Rev., BAM, 5%, 10/01/2029	1,000,000	1,196,190
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	85,000	93,662
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	395,000	429,203
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	140,000	153,863
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	140,000	151,014
Hot Springs, AR, Wastewater Rev., 5%, 12/01/2021	650,000	700,388
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 12/01/2037 (Prerefunded 12/01/2019)	1,260,000	1,285,805
Hot Springs, AR, Waterworks Rev., BAM, 3.75%, 10/01/2043	1,750,000	1,793,312
Malvern, AR, Water and Sewer Refunding and Construction Rev., BAM, 3.7%, 8/01/2043	750,000	760,395
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	50,000	55,838
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	65,000	71,962
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	33,444

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	$75,000	$83,225
Paulding County, GA, Water & Sewerage Rev., Improvement & Refunding, 3%, 12/01/2048	1,210,000	1,132,499
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 12/01/2038 (Prerefunded 12/01/2019)	1,325,000	1,356,124
		$19,657,047
Total Municipal Bonds (Identified Cost, $144,418,275)		$148,499,790

Trust Units - 0.6%
Sales & Excise Tax Revenue - 0.6%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	725	$634
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	45,578	37,431
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	200,335	175,293
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	61,925	54,185
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	185,775	162,553
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	6,965	5,720
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	21,153	18,509
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	117,400	96,415
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	418,224	365,946
Total Trust Units (Identified Cost, $993,058)		$916,686

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $3,016,383)	3,016,600	$3,016,600

Other Assets, Less Liabilities - (0.3)%		(528,747)
Net Assets - 100.0%		$151,904,329

30

Portfolio of Investments – continued

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	25	$3,741,406	June - 2019	$(93,842)

At March 31, 2019, the fund had cash collateral of $63,750 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS

3/31/19

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 8.5%
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2043	$2,190,000	$2,491,125
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	615,000	658,905
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	165,000	175,718
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	3,000,000	3,123,210
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “C”, 5%, 5/15/2038	1,935,000	2,262,750
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2037	1,305,000	1,564,591
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2038	1,305,000	1,559,423
Orange County, CA, Airport Rev., “A”, 5%, 7/01/2031	1,310,000	1,321,724
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2038	2,000,000	2,348,840
Sacramento County, CA, Airport System Rev., “C”, 5%, 7/01/2039	1,000,000	1,171,040
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2021	1,500,000	1,571,040
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2042	665,000	761,332
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2047	665,000	757,781
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2031	850,000	924,061
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2044	2,605,000	3,066,085
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	3,000,000	3,387,390
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025 (Prerefunded 5/03/2021)	570,000	613,012
San Francisco, CA, City & County Airports Commission, International Airport Rev., Unrefunded Balance, “D”, 5%, 5/01/2025	1,430,000	1,534,476
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2035	1,000,000	1,167,060
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2047	2,000,000	2,278,880

Issuer	Shares/Par	Value ($)
Airport Revenue - continued
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	$2,560,000	$2,716,902
		$35,455,345
General Obligations - General Purpose - 6.4%
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	$80,000	$84,457
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	820,000	840,607
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	85,000	87,772
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	95,000	98,219
Marin County, CA, Healthcare District (Election of 2013), “A”, 4%, 8/01/2047	7,980,000	8,435,738
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	400,000	421,216
State of California, 5.25%, 4/01/2035	2,545,000	2,781,379
State of California, 6%, 11/01/2039	3,000,000	3,078,600
State of California, 5.5%, 3/01/2040	3,670,000	3,782,816
State of California, 5.25%, 11/01/2040	2,775,000	2,911,835
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2038	2,000,000	2,429,660
State of California, Various Purpose General Obligation Refunding, “C”, 4%, 8/01/2037	1,700,000	1,851,317
		$26,803,616
General Obligations - Schools - 15.1%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	$4,335,000	$3,368,642
Centinela Valley, CA, Union High School District, General Obligation (2022 Crossover), “B”, AGM, 3%, 8/01/2044	2,485,000	2,382,444
Contra Costa County, CA, Lafayette School District (Election of 2016), “A”, 2.25%, 8/01/2032	400,000	381,776
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	2,785,000	2,978,362
Dublin, CA, Unified School District (Election of 2016), “B”, 4%, 8/01/2043	1,945,000	2,060,475
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/2038	2,465,000	2,780,298
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/2031	2,120,000	1,485,230
Imperial County, CA, Community College District Rev., BAM, 4%, 8/01/2040	465,000	499,549
Imperial County, CA, Community College District Rev., Capital Appreciation, “C”, BAM, 0%, 8/01/2034	500,000	286,335
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	870,000	666,916

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Los Angeles County, CA, Mt. San Antonio Community College District (Election of 2018), “A”, 4%, 8/01/2049	$875,000	$943,845
Marin County, CA, Community College District (Election of 2016), “B”, 4%, 8/01/2040	1,000,000	1,076,130
Marin County, CA, Marin Community College District (Election of 2016), “B”, 4%, 8/01/2039	2,000,000	2,162,900
Marin County, CA, San Rafael City Elementary School District Rev., “B”, 4%, 8/01/2047	2,595,000	2,777,947
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/2032	1,570,000	1,038,037
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	1,570,000	1,635,987
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	500,000	314,355
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/2028	1,440,000	1,143,432
Mount Diablo, CA, Unified School District (Election of 2010), Convertible Capital Appreciation, “A”, AGM, 0% to 8/01/2019, 6% to 8/01/2030	3,000,000	3,062,430
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	4,145,000	3,766,644
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/2029	3,385,000	2,569,452
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2028	830,000	976,437
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2030	830,000	963,954
Orange County, CA, Anaheim Elementary School District (Election of 2010), 2.75%, 8/01/2038	490,000	449,188
Oxnard, CA, School District (Ventura County), “A”, BAM, 5%, 8/01/2045	2,590,000	3,022,452
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2033	500,000	598,595
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2034	1,400,000	1,668,044
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2035	1,105,000	1,311,281
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	600,000	686,430

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
San Diego, CA, Community College District (Election of 2002), Convertible Capital Appreciation, 0% to 8/01/2019, 6% to 8/01/2033	$2,000,000	$2,447,640
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “G”, 0%, 7/01/2034	1,235,000	625,108
San Diego, CA, Unified School District (Election of 2012), “I”, 4%, 7/01/2047	2,145,000	2,265,013
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/2041	1,235,000	1,353,313
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 9/01/2021	4,300,000	4,138,664
San Mateo County, CA, Union High School District, “E”, 3%, 9/01/2041	3,095,000	3,004,750
Sweetwater, CA, Union High School, “C”, 4%, 8/01/2043	2,000,000	2,099,660
		$62,991,715
Healthcare Revenue - Hospitals - 17.2%
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 7/01/2029 (Prerefunded 7/01/2019)	$1,500,000	$1,516,800
California Health Facilities Financing Authority Rev. (Children’s Hospital Los Angeles), “A”, 5%, 8/15/2042	2,550,000	2,889,328
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 11/01/2029	2,000,000	2,055,380
California Health Facilities Financing Authority Rev. (El Camino Hospital), 5%, 2/01/2037	1,000,000	1,152,780
California Health Facilities Financing Authority Rev. (Marshall Medical Center), 5%, 11/01/2033	750,000	861,533
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 10/01/2039	1,000,000	1,019,190
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	1,380,000	1,271,311
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	1,160,000	1,249,053
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2038	1,000,000	1,170,270
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5%, 11/15/2046	3,180,000	3,649,336
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2036	1,275,000	1,447,992
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2037	850,000	961,988
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	425,000	475,316

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Municipal Finance Authority Rev. (Eisenhower Medical Center), 5%, 7/01/2042	$2,000,000	$2,241,600
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5%, 7/01/2047	1,000,000	1,111,780
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2028	205,000	229,739
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2029	165,000	184,170
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2030	85,000	94,356
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	315,000	343,130
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2044	415,000	446,005
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	1,500,000	1,641,390
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	2,545,000	2,791,381
California Statewide Communities Development Authority Hospital Rev. (Methodist Hospital of Southern California), 5%, 1/01/2038	1,500,000	1,696,995
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2042	4,000,000	4,643,560
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), “A”, 6%, 6/01/2033 (Prerefunded 6/01/2021)	1,250,000	1,372,950
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 8/15/2023	1,000,000	1,003,050
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5.125%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,009,060
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2053	1,000,000	1,140,940
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2057	2,000,000	2,257,380
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “A2”, 5%, 11/01/2047	2,000,000	2,770,500
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2054	1,650,000	1,803,978
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	1,000,000	1,093,400

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2036	$635,000	$754,799
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2037	455,000	538,893
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2038	430,000	506,321
California Statewide Communities Development Authority Rev. (Redlands Community Hospital), 5%, 10/01/2046	1,925,000	2,167,935
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 11/01/2030	1,740,000	1,835,439
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/2032	390,000	427,779
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/2041	2,550,000	2,742,168
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 3/15/2036 (Prerefunded 3/15/2020)	3,000,000	3,112,740
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2049	2,000,000	2,243,480
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	2,000,000	2,324,160
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	1,805,000	1,859,655
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	1,000,000	1,111,910
Upland, CA, COP (San Antonio Regional Hospital), 4%, 1/01/2042	1,000,000	1,026,640
Upland, CA, COP (San Antonio Regional Hospital), 5%, 1/01/2047	1,000,000	1,114,990
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 7/01/2039	1,000,000	1,009,120
Washington Township, CA, Health Care District Rev., “A”, 5%, 7/01/2042	1,000,000	1,113,170
		$71,484,840
Healthcare Revenue - Long Term Care - 4.5%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$850,000	$916,138
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/2035	1,270,000	1,366,863
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2034	700,000	811,678
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2039	1,000,000	1,142,520

34

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	$2,000,000	$2,313,960
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2038	435,000	460,813
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2039	430,000	454,527
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2040	435,000	456,480
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2043	980,000	1,024,512
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	1,405,000	1,504,348
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	1,500,000	1,532,835
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/2047	1,785,000	1,895,438
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 4%, 4/01/2042	735,000	758,513
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 5%, 4/01/2047	1,835,000	2,083,367
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	750,000	802,545
Eden Township, CA, Healthcare District, COP, 6.125%, 6/01/2034 (Prerefunded 6/01/2020)	1,090,000	1,149,361
		$18,673,898
Miscellaneous Revenue - Other - 2.0%
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2034	$830,000	$935,277
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2035	830,000	932,745
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2031	1,335,000	1,494,853
Sacramento, CA, Transient Occupancy Tax Rev. (Convention Center Complex), “C”, 5%, 6/01/2037	1,465,000	1,745,035

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Sacramento, CA, Transient Occupancy Tax Rev. (Convention Center Complex), “C”, 5%, 6/01/2038	$1,250,000	$1,483,300
San Francisco, CA, City & County Airports Commission, International Airport Rev., Special Facilities Lease Rev. (SFO Fuel Co. LLC), 5%, 1/01/2040	1,510,000	1,769,403
		$8,360,613
Port Revenue - 0.5%
Alameda, CA, Corridor Transportation Authority Second Subordinate Lien Rev., “B”, AGM, 5%, 10/01/2036	$1,710,000	$1,967,287

Sales & Excise Tax Revenue - 0.9%
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	$33,000	$33,364
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	16,000	15,744
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	129,000	122,314
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	591,000	583,938
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	179,000	157,969
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.75%, 7/01/2053	4,000	3,430
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	72,000	63,001
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	18,000	15,113
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	171,000	127,504
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	31,000	20,555
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,566,000	926,414
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	1,400,000	742,952
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	456,000	98,086
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	371,000	58,700

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	$1,000,000	$981,830
		$3,950,914
Secondary Schools - 3.2%
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	$750,000	$782,648
California Municipal Finance Authority Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2038	970,000	1,044,496
California Municipal Finance Authority Education Rev. (American Heritage Education Foundation Project), “A”, 5%, 6/01/2046	750,000	812,167
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	825,000	854,873
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2040	415,000	449,918
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	500,000	541,325
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2045	415,000	448,495
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046	1,000,000	1,033,980
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	1,245,000	1,398,471
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2038	870,000	980,455
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048	870,000	966,483
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2034	530,000	577,382
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2037	505,000	567,640
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	470,000	507,497
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2047	745,000	825,460
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/2047	1,270,000	1,361,923
		$13,153,213

Issuer	Shares/Par	Value ($)
State & Local Agencies - 3.0%
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/2028	$2,120,000	$2,367,383
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 11/01/2020	1,070,000	1,073,092
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	2,360,000	2,135,776
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Rev. (Master Lease Projects), “A”, AGM, 5%, 4/01/2034	1,000,000	1,168,580
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Rev. (Master Lease Projects), “A”, AGM, 5%, 4/01/2037	800,000	922,168
Ontario Public Finance Authority Lease Rev., AGM, 5%, 11/01/2042	1,025,000	1,194,105
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2030	500,000	592,420
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2031	1,000,000	1,179,790
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2032	550,000	647,070
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 3/01/2040 (Prerefunded 9/01/2020)	1,000,000	1,055,290
		$12,335,674
Tax - Other - 2.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$445,000	$456,548
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	145,000	149,002
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	315,000	342,941
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	170,000	184,232
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	500,000	535,325
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	545,000	545,283
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	665,000	722,456
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	1,930,000	2,131,994
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	1,145,000	1,271,293
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2036	4,870,000	1,862,921
		$8,201,995

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - 5.2%
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/2031	$1,000,000	$1,076,920
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District No. 31), “A”, 5%, 9/01/2037	1,000,000	1,053,440
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/2035	920,000	1,013,067
Lee Lake, CA, Public Financing Authority, Senior Lien Rev., “A”, 5.125%, 9/01/2035	1,000,000	1,102,900
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2022	340,000	378,587
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2023	340,000	388,277
North Natomas, CA, Community Facilities District Special Tax, “4-E”, 5.25%, 9/01/2033	840,000	937,852
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	650,000	746,804
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2029	1,350,000	1,545,223
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/2033	1,000,000	1,074,790
Rancho Cucamonga, CA, Redevelopment Agency, Tax Allocation Refunding (Successor Agency to the Rancho Redevelopment Project Area), AGM, 5%, 9/01/2032	2,625,000	3,003,656
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2030	890,000	1,051,731
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2031	1,095,000	1,288,684
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, AGM, 5%, 10/01/2034	1,385,000	1,584,108
San Francisco, CA, City & County Redevelopment Financing Authority Rev., Tax Allocation (Mission Bay North Redevelopment Project), “C”, 6.375%, 8/01/2032 (Prerefunded 8/01/2019)	1,000,000	1,016,560
San Francisco, CA, City & County Redevelopment Financing Authority Rev., Tax Allocation (Mission Bay North Redevelopment Project), “C”, 6.5%, 8/01/2039 (Prerefunded 8/01/2019)	1,000,000	1,016,930
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	750,000	836,947
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “B”, NATL, 5%, 8/01/2043	1,100,000	1,249,765

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/2023	$1,000,000	$1,153,980
		$21,520,221
Tobacco - 1.6%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	$1,080,000	$1,070,960
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	1,195,000	1,197,761
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, “A-1”, 5%, 6/01/2029	2,000,000	2,315,900
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,800,000	1,968,138
		$6,552,759
Toll Roads - 1.4%
Bay Area Toll Authority, California Toll Bridge Rev., “S-7”, 4%, 4/01/2033	$2,985,000	$3,280,784
Bay Area Toll Authority, California Toll Bridge Rev., “S-7”, 4%, 4/01/2034	855,000	929,513
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/2044	1,680,000	1,844,304
		$6,054,601
Transportation - Special Tax - 2.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	$460,000	$503,691
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	95,000	106,658
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	150,000	168,091
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	415,000	425,031
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	55,000	55,226
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	2,060,000	2,224,615
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	2,300,000	2,445,291
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	225,000	246,485
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	1,510,000	1,652,921

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	$690,000	$767,045
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	245,000	262,657
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	170,000	181,992
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NATL, 5%, 7/01/2038	65,000	65,092
		$9,104,795
Universities - Colleges - 8.6%
California Educational Facilities Authority Rev. (Art Center College of Design), “A”, 5%, 12/01/2036	$1,800,000	$2,097,846
California Educational Facilities Authority Rev. (Chapman University), “B”, 4%, 4/01/2047	1,000,000	1,042,570
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2036	425,000	496,642
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2037	1,265,000	1,472,928
California Educational Facilities Authority Rev. (Loyola Marymount University), “B”, 5%, 10/01/2038	630,000	746,556
California Educational Facilities Authority Rev. (Pitzer College), 6%, 4/01/2040 (Prerefunded 4/01/2020)	3,000,000	3,138,030
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	1,465,000	2,038,606
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2036	1,000,000	1,155,810
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2037	1,000,000	1,151,860
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2038	500,000	573,530
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030 (Prerefunded 10/01/2021)	860,000	960,052
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030 (Prerefunded 10/01/2021)	900,000	1,005,885
California Educational Facilities Authority Rev. (University of San Francisco), “A”, 5%, 10/01/2038	1,000,000	1,185,010
California Educational Facilities Authority Rev. (University of the Pacific), 5.25%, 11/01/2029	1,265,000	1,290,743
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2033	625,000	725,113
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2035	1,195,000	1,375,660

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2039	$1,000,000	$1,135,490
California Municipal Finance Authority Rev. (Emerson College), “B”, 5%, 1/01/2042	4,310,000	4,876,162
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 6/01/2030 (Prerefunded 6/01/2020)	1,500,000	1,582,575
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	1,500,000	1,584,735
California Municipal Finance Authority Rev. (University of La Verne), “A”, 5%, 6/01/2043	1,500,000	1,721,370
California Public Works Board Lease Rev. (Regents of the University of California), 5%, 12/01/2028 (Prerefunded 12/01/2021)	2,125,000	2,329,000
California State University Rev., “A”, 5%, 11/01/2024	2,130,000	2,321,146
		$36,007,319
Universities - Dormitories - 2.7%
California Municipal Finance Authority, Student Housing Rev. (Bowles Hall Foundation), “A”, 5%, 6/01/2035	$225,000	$245,511
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I, LLC - West Village Student Housing Project), 5%, 5/15/2037	2,605,000	2,998,433
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I, LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	3,065,000	3,516,229
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,270,000	1,422,832
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5%, 5/15/2034	1,000,000	1,136,070
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039	1,740,000	1,893,781
		$11,212,856
Utilities - Cogeneration - 0.7%
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 7/01/2039	$1,000,000	$1,161,480
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 11/21/2045	1,610,000	1,849,488
		$3,010,968

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Investor Owned - 0.5%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	$2,000,000	$2,100,200

Utilities - Municipal Owned - 3.0%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$230,000	$254,274
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	260,000	286,835
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2026 (Prerefunded 11/01/2020)	1,245,000	1,316,015
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	3,000,000	3,445,080
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	1,315,000	1,323,942
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	225,000	240,871
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	825,000	884,458
Sacramento, CA, Municipal Utility District Electric Rev., Unrefunded Balance, “X”, 5%, 8/15/2025	1,585,000	1,718,679
Sacramento, CA, Municipal Utility District Electricity Rev., “X”, 5%, 8/15/2025 (Prerefunded 8/15/2021)	545,000	590,295
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/2041	2,130,000	2,287,343
		$12,347,792
Utilities - Other - 1.7%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	$1,750,000	$2,582,213
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2022	2,210,000	2,446,757
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/2033	1,655,000	2,002,699
		$7,031,669
Water & Sewer Utility Revenue - 4.8%
Fillmore, CA, Wastewater Refunding Rev., AGM, 5%, 5/01/2047	$3,000,000	$3,439,440
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	525,000	551,376
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	2,560,000	2,656,640
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,660,000	1,895,670
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2031	415,000	472,768

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 5/15/2028 (Prerefunded 5/15/2019)	$350,000	$351,526
Santa Barbara County, CA, Solid Waste System Rev., COP, “B”, 5%, 12/01/2036	2,000,000	2,351,120
Silicon Valley Clean Water, CA, Wastewater Rev., 4%, 8/01/2044	3,250,000	3,487,348
Soquel Creek, CA, Water District, COP, 5%, 3/01/2043	1,715,000	1,891,439
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2031	1,700,000	1,997,126
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2035	830,000	961,912
		$20,056,365
Total Municipal Bonds (Identified Cost, $378,347,341)		$398,378,655

Trust Units - 0.6%
Sales & Excise Tax Revenue - 0.6%
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (taxable), 8/01/2040	56,678	$46,547
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (tax-exempt), 8/01/2040	172,100	150,588
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (taxable), 8/01/2041	36,911	30,313
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	114,012	99,761
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	129,721	106,533
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	557,741	488,024
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (taxable), 8/01/2043	45,023	36,975
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	300,534	262,967
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (taxable), 8/01/2044	19,921	16,360
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	551,911	482,922
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	14,926	12,258
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	45,327	39,661
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	233,856	192,054
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	874,424	765,121
Total Trust Units (Identified Cost, $2,969,568)		$2,730,084

39

Portfolio of Investments – continued

Investment Companies (h) - 2.8%

Issuer	Shares/Par	Value ($)
Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $11,565,744)	11,566,146	$11,566,146

Other Assets, Less Liabilities - 0.9%		3,548,826
Net Assets - 100.0%		$416,223,711

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	66	$9,877,313	June - 2019	$(247,743)

At March 31, 2019, the fund had cash collateral of $168,300 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS

3/31/19

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.5%
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2033	$1,000,000	$1,133,530
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	75,000	81,529
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	55,000	58,864
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	395,000	408,379
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	265,000	299,219
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	30,000	33,581
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	35,000	39,491
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	25,000	27,859
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	40,000	44,331
		$2,126,783
General Obligations - General Purpose - 5.2%
Atlanta, GA, Public Improvement Rev., 4.875%, 12/01/2026	$1,000,000	$1,167,100
Commonwealth of Puerto Rico, Public Improvement, AGM, 5.25%, 7/01/2020	120,000	123,311
Commonwealth of Puerto Rico, Public Improvement, ASSD GTY, 5.5%, 7/01/2020	275,000	283,423
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	165,000	174,192
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	165,000	169,147
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	50,000	51,052
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	185,000	191,033
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	25,000	25,847
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 9/01/2021	510,000	527,513
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	130,000	136,895
State of California, 6%, 11/01/2039	420,000	431,004
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2038	640,000	777,491
State of Illinois, 5%, 11/01/2027	175,000	194,105
State of Illinois, “D”, 5%, 11/01/2028	170,000	187,583
		$4,439,696

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 4.5%
Bryan County, GA, School District General Obligation, 4%, 8/01/2032	$500,000	$553,185
Dalton, GA, General Obligation, 5%, 2/01/2036	500,000	598,075
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	585,000	625,616
Gwinnett County, GA, School District, 5%, 2/01/2029	1,000,000	1,173,860
Jefferson, GA, School District, “A”, 5.25%, 2/01/2029 (Prerefunded 2/01/2021)	500,000	533,535
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	660,000	356,308
		$3,840,579
Healthcare Revenue - Hospitals - 18.0%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$150,000	$153,819
Augusta, GA, Development Authority Rev. (Au Health System, Inc. Project), 5%, 7/01/2036	500,000	566,290
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	260,000	279,960
Cedartown Polk County, GA, Hospital Authority Rev., Anticipation Certificates (Polk Medical Center Project), 5%, 7/01/2039	500,000	552,350
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 1/01/2032 (Prerefunded 1/01/2022)	1,000,000	1,092,700
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AAC, 6.25%, 4/01/2034 (Prerefunded 4/01/2020)	500,000	523,065
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/2028	500,000	544,850
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	500,000	530,990
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 11/15/2039	750,000	764,917
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	350,000	367,864
Fulton County, GA, Development Authority Hospital Rev. (Wellstar Health System, Inc. Project), 5%, 4/01/2034	1,000,000	1,149,150
Fulton County, GA, Development Authority Hospital Rev. (Wellstar Health System, Inc. Project), “A”, 5%, 4/01/2042	750,000	845,310
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2032	500,000	580,065

41

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5.25%, 6/15/2037 (Prerefunded 6/15/2019)	$700,000	$705,271
Gainesville and Hall County, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “B”, 5%, 2/15/2033 (Prerefunded 2/15/2020)	385,000	396,354
Gainesville and Hall County, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “B”, 5%, 2/15/2033	115,000	117,866
Glynn-Brunswick, GA, Memorial Hospital Authority Rev. (Southeast Georgia Health System Project), 5%, 8/01/2028	500,000	568,810
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2042	1,000,000	1,126,220
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	200,000	203,948
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	45,000	43,200
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	65,000	62,400
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	200,000	211,036
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	135,000	142,626
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 4%, 7/01/2041	465,000	490,673
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	35,000	36,985
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	10,000	10,522
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	130,000	132,848
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	180,000	184,053
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	55,000	60,672
North Carolina Medical Care Commission, Hospital Rev. (North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	355,000	369,026
Richmond County, GA, Hospital Authority Rev., Anticipation Certificates (University Health Services, Inc. Project), 4%, 1/01/2036	1,000,000	1,052,310

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	$570,000	$582,084
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital, Inc. Project), 5.125%, 11/01/2030 (Prerefunded 11/02/2020)	500,000	527,685
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital, Inc. Project), 5.375%, 11/01/2040 (Prerefunded 11/02/2020)	500,000	529,630
		$15,505,549
Healthcare Revenue - Long Term Care - 2.3%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook Square Foundation, Inc. Project), “A, 5%, 7/01/2036	$500,000	$535,250
Gainesville and Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), 5%, 11/15/2033	500,000	563,330
Gainesville and Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), “A-2”, 6.625%, 11/15/2039 (Prerefunded 11/15/2019)	200,000	206,140
Richmond County, GA, Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/2021	225,000	214,569
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/2021	500,000	478,080
		$1,997,369
Healthcare Revenue - Other - 2.5%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2028	$500,000	$596,630
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2040 (Prerefunded 7/01/2020)	500,000	521,090
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), “B”, 5%, 7/01/2032	1,000,000	1,080,760
		$2,198,480
Industrial Revenue - Other - 0.5%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$330,000	$423,397

Industrial Revenue - Paper - 0.2%
Rockdale County, GA, Development Authority Refunding Rev. (Pratt Paper LLC Project), 4%, 1/01/2038	$150,000	$151,985

Miscellaneous Revenue - Other - 3.4%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$285,000	$295,955

42

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), “A”, 5%, 3/15/2036	$500,000	$565,840
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), “A”, 5%, 3/15/2044	660,000	762,082
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), “A”, 5%, 3/15/2034	500,000	592,810
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	75,000	80,308
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	110,000	117,490
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	310,000	333,216
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	80,000	93,930
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	60,000	69,558
		$2,911,189
Multi-Family Housing Revenue - 0.6%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 5/20/2040 (Prerefunded 5/20/2020)	$500,000	$518,045

Sales & Excise Tax Revenue - 4.1%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$495,000	$549,678
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	265,000	274,726
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	170,000	177,060
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev. (Third Indenture Series), “A”, 5%, 7/01/2044	1,000,000	1,141,320
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev., “C”, 4%, 7/01/2036	750,000	814,073
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	6,000	6,066
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	2,000	1,968
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	26,000	24,653

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	$123,000	$121,530
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), 2019A-2, 4.55%, 7/01/2040	34,000	30,005
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), 2019A-2, 5%, 7/01/2058	14,000	12,250
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	2,000	1,679
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	35,000	26,097
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	6,000	3,979
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	326,000	192,855
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	291,000	154,428
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	93,000	20,004
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	78,000	12,341
		$3,564,712
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$75,000	$78,456

Single Family Housing - State - 1.1%
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.5%, 6/01/2045	$420,000	$432,020
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 4%, 12/01/2048	500,000	517,175
		$949,195
State & Local Agencies - 2.7%
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	$460,000	$416,295
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 5/01/2038 (Prerefunded 5/01/2019)	1,000,000	1,003,190
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	310,000	358,980
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,585
Villa Rica, GA, Public Facilities Authority Rev. (Water and Sewerage Project), 5%, 3/01/2039	500,000	566,770
		$2,356,820

43

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - 1.8%
Atlanta & Fulton County, GA, Recreation Authority Park Improvement, “A”, 5%, 12/01/2032	$500,000	$575,255
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	75,000	76,946
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	25,000	25,690
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	65,000	70,766
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	35,000	37,930
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	100,000	107,065
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	95,000	95,049
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	125,000	135,800
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	145,000	160,176
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	220,000	244,266
		$1,528,943
Tax Assessment - 0.6%
Atlanta, GA, Tax Allocation (Eastside Project), 5%, 1/01/2030	$410,000	$494,735

Tobacco - 0.3%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$235,000	$256,951

Toll Roads - 0.3%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$95,000	$104,276
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	190,000	204,035
		$308,311
Transportation - Special Tax - 3.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	$80,000	$79,601
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	275,000	313,313
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	15,000	16,841
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	30,000	33,618
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	70,000	71,692

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2019	$155,000	$155,995
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	40,000	41,225
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	10,000	10,041
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	700,000	755,937
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	170,000	180,739
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	325,000	355,761
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	135,000	150,074
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	160,000	171,531
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	135,000	144,523
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	120,000	139,025
		$2,619,916
Universities - Colleges - 19.9%
Americus-Sumter Payroll Development Authority Rev. (USG Real Estate Foundation VII, LLC Project), “A”, 3.5%, 6/01/2035	$500,000	$519,985
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 6/15/2035 (Prerefunded 6/17/2019)	500,000	503,870
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation II LLC), ASSD GTY, 5.25%, 6/01/2034 (Prerefunded 6/01/2019)	500,000	503,045
Barnesville-Lamar County, GA, Industrial Development Authority Refunding Rev. (USG Real Estate Foundation VI, LLC Project), 5%, 6/01/2038	600,000	698,736
Bleckley-Dodge County, GA, Joint Development Authority Refunding Rev. (USG Real Estate Foundation VII, LLC Project), 5%, 7/01/2038	815,000	944,935
Bulloch County, GA, Development Authority Rev. (Georgia Southern University Housing Foundation Four, LLC Project), 5%, 7/01/2038	1,000,000	1,151,320
Carrollton, GA, Payroll Development Authority Refunding Rev. (UWG Housing, LLC Project), 5%, 7/01/2038	750,000	886,440

44

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Cobb County, GA, Development Authority, Parking & Dining Hall Refunding Lease Rev. (Kennesaw State University Real Estate Foundations Projects), 5%, 7/15/2034	$500,000	$587,715
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 7/15/2035	750,000	777,210
Dahlonega, GA, Downtown Development Authority Refunding Rev. (North Georgia MAC LLC), 5%, 7/01/2036	1,000,000	1,160,910
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 7/01/2034 (Prerefunded 7/01/2019)	500,000	504,520
DeKalb County/Newton County/Gwinnet County, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 7/01/2034 (Prerefunded 7/01/2019)	500,000	505,440
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 6/01/2032	500,000	501,330
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/2028	500,000	581,275
Fulton County, GA, Development Authority Rev. (Technical Facilities), 4%, 6/15/2049	500,000	534,865
Fulton County, GA, Development Authority Tech Facilities Rev., 5%, 3/01/2034	300,000	360,567
Georgia Higher Education Facilities Authority Refunding Rev. (USG Real Estate Foundation II, LLC Project), 4%, 6/15/2036	750,000	809,415
Gwinnett County, GA, Development Authority Rev. (Georgia Gwinnet County Student Housing), “A”, 5%, 7/01/2040	1,000,000	1,155,130
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	250,000	266,315
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	65,000	68,766
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024 (Prerefunded 6/01/2019)	190,000	191,064
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024	310,000	311,659
Private Colleges & Universities, GA, Authority Rev. (Emory University), “A”, 5%, 10/01/2046	1,000,000	1,158,800
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), 5%, 10/01/2040	350,000	379,222
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), “C”, 5.25%, 10/01/2027	350,000	381,916
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	80,000	80,067

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	$25,000	$24,955
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	45,000	44,740
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	55,000	57,022
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/2032	325,000	376,077
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 6/15/2035	500,000	521,640
South Regional, GA, Joint Development Authority Rev. (VSU Parking and Student Service Center Project), “A”, 5%, 8/01/2035	500,000	572,225
		$17,121,176
Universities - Dormitories - 1.4%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I, LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$635,000	$728,485
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	400,000	442,940
		$1,171,425
Utilities - Municipal Owned - 5.8%
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2029	$1,195,000	$1,418,931
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2035	500,000	534,760
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2036	500,000	533,045
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 1/01/2020	190,000	196,403
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2025	500,000	552,135
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2026	500,000	551,780
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	160,000	169,342
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	260,000	275,182
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	50,000	55,277
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	60,000	66,193

45

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	$100,000	$100,363
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	490,000	504,289
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	70,000	75,356
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	5,000	5,360
		$5,038,416
Utilities - Other - 1.8%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	$910,000	$985,903
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	225,000	227,777
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2020	250,000	260,037
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	40,000	43,298
		$1,517,015
Water & Sewer Utility Revenue - 14.4%
Atlanta, GA, Water & Wastewater Refunding Rev., 5%, 11/01/2036	$750,000	$895,988
Atlanta, GA, Water & Wastewater Refunding Rev., “A”, 5%, 11/01/2037	1,000,000	1,189,020
Atlanta, GA, Water & Wastewater Refunding Rev., “A”, 5%, 11/01/2038	1,000,000	1,185,680
Atlanta, GA, Water & Wastewater Refunding Rev., “B”, 4%, 11/01/2038	500,000	536,230
Cartersville, GA, Development Authority Waste & Water Facilities Rev., 4%, 6/01/2038	500,000	541,115
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2021	385,000	415,107
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2028	800,000	835,176
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2035	350,000	409,829
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2036	150,000	175,128
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2031	1,000,000	1,081,260
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 10/01/2025	1,000,000	1,216,590
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2023	500,000	529,535
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	30,000	33,057
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	60,000	63,015
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	125,000	135,824
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	49,456

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	$45,000	$48,540
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/2027	1,000,000	1,245,010
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	15,000	16,751
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	20,000	22,142
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	10,000	11,148
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	20,000	22,193
Oconee County, GA, Water & Sewerage Rev., “A”, 5%, 9/01/2033	555,000	665,789
Paulding County, GA, Water & Sewerage Rev., Improvement & Refunding, 3%, 12/01/2048	500,000	467,975
Walton County, GA, Water & Sewer Authority Rev. (Walton-Hard Labor Creek Project), 5%, 2/01/2038	500,000	571,110
		$12,362,668
Total Municipal Bonds (Identified Cost, $81,076,322)		$83,481,811

Trust Units - 0.7%
Sales & Excise Tax Revenue - 0.7%
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (taxable), 8/01/2040	12,114	$9,949
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (tax-exempt), 8/01/2040	36,785	32,187
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (taxable), 8/01/2041	7,792	6,399
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	24,064	21,056
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	26,879	22,074
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	115,794	101,320
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (taxable), 8/01/2043	9,595	7,880
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	63,307	55,394

46

Portfolio of Investments – continued

Trust Units - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (taxable), 8/01/2044	20,620	$16,934
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	165,121	144,481
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	2,985	2,451
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	9,065	7,932
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	46,268	37,997

Trust Units - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	174,575	$152,753
Total Trust Units (Identified Cost, $674,850)		$618,807

Investment Companies (h) - 1.5%
Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $1,286,274)	1,286,347	$1,286,347

Other Assets, Less Liabilities - 0.8%		672,489
Net Assets - 100.0%		$86,059,454

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	14	$2,095,188	June - 2019	$(52,552)

At March 31, 2019, the fund had cash collateral of $35,700 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS

3/31/19

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.2%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.9%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 10/01/2039	$750,000	$780,135

General Obligations - General Purpose - 12.6%
Baltimore County, MD, Metropolitan District (80th Issue), 5%, 3/01/2033	$1,250,000	$1,526,800
Baltimore County, MD, Public Improvement, 5%, 2/01/2028	2,000,000	2,175,220
Baltimore County, MD, Public Improvement, 4%, 3/01/2037	1,000,000	1,108,120
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	65,000	66,367
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	70,000	72,283
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	80,000	82,711
Howard County, MD, Metropolitan District Project, “C”, 4%, 2/15/2048	1,500,000	1,609,890
Montgomery County, MD, Consolidated Public Improvement, “A”, 5%, 11/01/2026 (Prerefunded 11/01/2024)	500,000	589,530
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 9/15/2030 (Prerefunded 9/15/2021)	1,500,000	1,626,330
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	115,000	115,123
State of California, 6%, 11/01/2039	720,000	738,864
State of Illinois, 5%, 11/01/2027	190,000	210,742
State of Illinois, “D”, 5%, 11/01/2028	195,000	215,169
State of Maryland, 4%, 8/01/2033	1,000,000	1,120,150
		$11,257,299
General Obligations - Schools - 0.0%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$20,000	$23,068

Healthcare Revenue - Hospitals - 21.6%
California Health Facilities Financing Authority Rev. (Stanford Health System), “A”, 4%, 11/15/2040	$280,000	$301,496
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	590,000	620,114
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	345,000	351,810
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	370,000	390,417
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	575,000	607,482

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), 5%, 7/01/2040 (Prerefunded 7/01/2019)	$1,000,000	$1,008,550
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,012,820
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), “A”, 5%, 7/01/2037	1,000,000	1,078,480
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	750,000	836,332
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 5/15/2026	250,000	268,705
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2028	750,000	875,175
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2033	400,000	461,004
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 8/15/2038	1,000,000	1,265,700
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), “A”, 5%, 8/15/2041	505,000	554,318
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), “A”, 5%, 5/15/2042	750,000	845,250
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5%, 7/01/2032	600,000	682,884
Maryland Health & Higher Educational Facilities Authority Rev. (Meritus Medical Center), 5%, 7/01/2027	500,000	575,415
Maryland Health & Higher Educational Facilities Authority Rev. (Trinity Health Credit Group), “MD”, 5%, 12/01/2046	1,000,000	1,156,140
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “B”, 5%, 7/01/2034	1,000,000	1,165,950
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “D”, 4%, 7/01/2048	1,250,000	1,305,712
Maryland Health & Higher Educational Facilities Authority Rev. (Western Maryland Health System), 5.25%, 7/01/2034	1,000,000	1,111,120
Maryland Industrial Development Authority, Economic Development Rev., RIBS, AGM, 7.15%, 8/26/2022 (p)	550,000	635,959

48

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/2040	$1,000,000	$1,076,170
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	480,000	490,517
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	635,000	648,462
		$19,325,982
Healthcare Revenue - Long Term Care - 3.9%
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	$500,000	$516,635
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), “A”, 5%, 1/01/2045	500,000	563,095
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	750,000	809,557
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	350,000	369,471
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	45,000	48,725
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	85,000	92,201
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance (Westminster Manor Health), 7%, 11/01/2030	10,000	10,445
Washington County, MD, County Commissioners Rev. (Diakon Lutheran Social Ministries Project), “B”, 5%, 1/01/2032	575,000	663,176
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	400,000	422,052
		$3,495,357
Healthcare Revenue - Other - 0.7%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2019	$30,000	$30,000
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2029	565,000	566,531
		$596,531
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$435,000	$558,114

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$116,203

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 3.4%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	$750,000	$825,615
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	105,000	112,431
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	160,000	170,894
Maryland Economic Development Corp. Private Activity Rev. (Purple Line Light Rail Project), “D”, 5%, 3/31/2036	500,000	551,840
Montgomery County, MD, Transportation Fund Lease Authority Rev., “A”, 5%, 11/01/2036	750,000	858,765
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	450,000	483,701
		$3,003,246
Multi-Family Housing Revenue - 3.3%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), “A”, 5%, 6/01/2044	$500,000	$539,355
Howard County, MD, Housing Commission Rev. (Woodfield Oxford Square Apartments), 5%, 12/01/2037	750,000	854,573
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, FHA, 4%, 7/01/2048	500,000	517,305
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 7/01/2037	1,000,000	1,029,610
		$2,940,843
Parking - 1.5%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AAC, 5%, 7/01/2034	$1,385,000	$1,388,740

Port Revenue - 1.5%
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2031	$650,000	$761,533
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5.75%, 6/01/2035 (Prerefunded 6/01/2020)	550,000	576,725
		$1,338,258
Sales & Excise Tax Revenue - 2.3%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$625,000	$694,037
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	435,000	446,984
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	260,000	270,798

49

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	$6,000	$6,066
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	2,000	1,968
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	27,000	25,601
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	127,000	125,482
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	35,000	30,888
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	14,000	12,250
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	3,000	2,519
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	36,000	26,843
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	6,000	3,978
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	338,000	199,954
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	302,000	160,265
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	97,000	20,865
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	81,000	12,816
Puerto Rico Sales Tax Financing Corp., Sales Tax Prerefunded Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	5,000	5,065
		$2,046,379
Secondary Schools - 0.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$265,000	$270,838

Single Family Housing - State - 1.4%
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 3.75%, 9/01/2039	$750,000	$769,703

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Montgomery County, MD, Housing Opportunities Commission, Single Family Mortgage Rev., “A”, FHA, 3.85%, 1/01/2042	$495,000	$508,330
		$1,278,033
State & Local Agencies - 7.9%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$455,000	$482,682
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	665,000	601,818
Howard County, MD, COP, “A”, 8%, 8/15/2019	805,000	824,175
Howard County, MD, COP, “B”, 8%, 8/15/2019	385,000	394,171
Howard County, MD, COP, “B”, 8.15%, 2/15/2021	450,000	504,324
Howard County, MD, COP, “C”, 8%, 8/15/2019	680,000	696,198
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2041	500,000	570,040
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2038	500,000	586,560
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	335,000	387,930
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	385,000	444,656
Prince George’s County, MD, COP (University of Maryland Capital Region Medical Center), 5%, 10/01/2037	1,000,000	1,196,050
State of Washington FYI Properties Lease Rev. (DIS Project), 5.5%, 6/01/2034	370,000	372,401
		$7,061,005
Tax - Other - 1.6%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$325,000	$333,434
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	45,000	46,242
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	110,000	110,057
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	635,000	705,040
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, AGM, 5%, 10/01/2025	200,000	203,372
		$1,398,145
Tax Assessment - 4.1%
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	$500,000	$534,670
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 7/01/2036	226,000	226,147

50

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 7/01/2040	$1,500,000	$1,550,715
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/2044	230,000	236,203
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	300,000	305,130
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/2034	449,000	450,598
Prince George’s County, MD, Special Obligation Bonds (Westphalia Town Center Project), 5.25%, 7/01/2048	400,000	414,492
		$3,717,955
Tobacco - 0.3%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$215,000	$235,083

Transportation - Special Tax - 7.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	$1,365,000	$1,529,633
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	50,000	51,532
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	870,000	939,522
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	170,000	180,739
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	355,000	396,840
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	355,000	388,601
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	200,000	214,414
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	165,000	176,639
Washington, DC, Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2037	440,000	518,588
Washington, DC, Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2038	440,000	516,798
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/2032 (Prerefunded 7/01/2019)	485,000	489,355
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “B”, 5%, 7/01/2042	1,140,000	1,326,857
		$6,729,518

Issuer	Shares/Par	Value ($)
Universities - Colleges - 7.8%
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/2034	$500,000	$541,030
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/2044	500,000	561,725
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 7/01/2037	1,500,000	1,645,785
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/2032	500,000	569,825
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art Issue), 5%, 6/01/2033	450,000	506,786
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/2035	1,000,000	1,024,880
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2030	150,000	163,389
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2032	440,000	478,698
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	30,000	29,945
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	134,220
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	85,000	88,125
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,116,860
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	110,000	117,715
		$6,978,983
Universities - Dormitories - 4.0%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I, LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$660,000	$757,165
Maryland Economic Development Corp., Senior Student Housing Project and Refunding Rev. (Townson University Project), 5%, 7/01/2036	500,000	555,920
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, Baltimore Project), 5%, 7/01/2031	500,000	544,955
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	750,000	864,945

51

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2027	$500,000	$528,245
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2030	300,000	314,820
		$3,566,050
Utilities - Investor Owned - 0.8%
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	$750,000	$751,268

Utilities - Municipal Owned - 0.7%
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	$560,000	$624,294

Utilities - Other - 1.5%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	$55,000	$66,657
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2042	110,000	134,275
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	400,000	404,936
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	195,000	208,188
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	100,000	109,313
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	140,000	156,048
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	235,000	246,089
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	55,000	59,534
		$1,385,040
Water & Sewer Utility Revenue - 5.9%
Baltimore, MD, Refunding Rev. (Mayor and City Council of Baltimore Water Projects), “B”, 5%, 7/01/2042	$1,320,000	$1,472,236
Baltimore, MD, Rev., LEVRRS, NATL, 7.315%, 7/01/2020 (p)	1,050,000	1,114,029
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 7/01/2020	500,000	515,245
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	20,000	22,038
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	105,000	114,092
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	205,000	225,299
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	205,000	221,127
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	25,000	27,919

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	$30,000	$33,213
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	15,000	16,722
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	35,000	38,838
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	50,000	59,472
Montgomery County, MD, Water Quality Protection Charge Rev., “A”, 5%, 4/01/2032	1,125,000	1,159,853
Paulding County, GA, Water & Sewerage Rev., Improvement & Refunding, 3%, 12/01/2048	275,000	257,386
		$5,277,469
Total Municipal Bonds (Identified Cost, $83,578,890)		$86,143,836

Trust Units - 0.8%
Sales & Excise Tax Revenue - 0.8%
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (taxable), 8/01/2040	14,278	$11,726
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (tax-exempt), 8/01/2040	43,353	37,934
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (taxable), 8/01/2041	9,433	7,747
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	29,059	25,427
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	32,722	26,873
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	134,683	117,848
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (taxable), 8/01/2043	11,440	9,395
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	70,055	61,298
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (taxable), 8/01/2044	24,115	19,804
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	179,168	156,772
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	3,649	2,997

52

Portfolio of Investments – continued

Trust Units - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	11,080	$9,695
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	61,061	50,146
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	220,661	193,078
Total Trust Units (Identified Cost, $799,877)		$730,740

Investment Companies (h) - 2.0%

Issuer	Shares/Par	Value ($)
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $1,803,147)	1,803,289	$1,803,289

Other Assets, Less Liabilities - 1.0%		900,022
Net Assets - 100.0%		$89,577,887

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	14	$2,095,188	June - 2019	$(52,552)

At March 31, 2019, the fund had cash collateral of $35,700 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

53

PORTFOLIO OF INVESTMENTS

3/31/19

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.1%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.7%
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2038	$2,000,000	$2,389,260
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2042	3,000,000	3,453,510
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2047	1,500,000	1,718,685
		$7,561,455
General Obligations - General Purpose - 8.4%
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2023	$1,000,000	$1,152,670
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2028	2,225,000	2,851,404
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “D”, 4%, 2/01/2044	2,000,000	2,117,860
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “D”, 4%, 2/01/2046	2,600,000	2,748,382
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “E”, 5%, 9/01/2037	3,000,000	3,595,530
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “F”, 5%, 11/01/2042	3,000,000	3,517,410
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	900,000	843,894
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “I”, 5%, 12/01/2034	1,000,000	1,182,870
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	600,000	633,426
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	640,000	656,083
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	685,000	707,338
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	75,000	77,542
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	510,000	537,050
State of California, 6%, 11/01/2039	1,555,000	1,595,741
Stoughton, MA, General Obligation Municipal Purpose Loan, 3%, 10/15/2033	1,395,000	1,397,609
		$23,614,809
General Obligations - Schools - 1.0%
Lincoln, MA, School General Obligation Bonds, 4%, 3/01/2049	$1,360,000	$1,458,464

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
San Marcos, CA, Unified School District (Election of 2010), Capital Appreciation, “C”, 0%, 8/01/2038	$3,375,000	$1,376,325
		$2,834,789
Healthcare Revenue - Hospitals - 17.1%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$475,000	$487,093
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	1,315,000	1,382,118
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	235,000	225,600
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	345,000	331,200
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	745,000	786,109
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	520,000	549,375
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), “N”, 5%, 7/01/2044	2,000,000	2,187,860
Massachusetts Development Finance Agency Rev. (Caregroup), “I”, 5%, 7/01/2037	1,000,000	1,126,500
Massachusetts Development Finance Agency Rev. (CareGroup), “J-2”, 5%, 7/01/2036	1,000,000	1,152,500
Massachusetts Development Finance Agency Rev. (CareGroup), “J-2”, 5%, 7/01/2037	1,000,000	1,148,130
Massachusetts Development Finance Agency Rev. (Children’s Hospital), “P”, 5%, 10/01/2032	1,000,000	1,153,050
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2030	2,000,000	2,279,080
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2037	1,000,000	1,088,570
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/2043	1,000,000	1,079,580
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 4%, 7/01/2041	3,500,000	3,693,235

54

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2041	$1,500,000	$1,702,530
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2047	1,500,000	1,691,790
Massachusetts Development Finance Agency Rev. (South Shore Hospital), “I”, 5%, 7/01/2041	2,300,000	2,565,995
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032 (Prerefunded 1/01/2021)	600,000	657,396
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032	400,000	438,264
Massachusetts Development Finance Agency Rev. (Umass Health Care Obligated Group), “L”, 5%, 7/01/2044	1,000,000	1,119,620
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2041	1,850,000	2,058,883
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	2,000,000	2,243,540
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 4%, 7/01/2044	2,000,000	2,037,340
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2044	2,000,000	2,270,840
Massachusetts Development Finance Agency Rev., Dana-Farber Cancer Institute Issue, “N”, 5%, 12/01/2041	1,690,000	1,924,910
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.25%, 12/01/2039 (Prerefunded 12/01/2019)	1,500,000	1,536,375
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.5%, 12/01/2039 (Prerefunded 12/01/2019)	1,000,000	1,025,900
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 12/01/2037	2,000,000	2,016,900
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J1”, 5%, 7/01/2034 (Prerefunded 7/01/2019)	1,375,000	1,386,756
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J1”, 5%, 7/01/2039 (Prerefunded 7/01/2019)	2,000,000	2,017,100
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 7/01/2029	1,000,000	1,008,980
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	310,000	327,583
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	120,000	126,262

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	$655,000	$669,751
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	30,000	30,785
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	167,072
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	395,000	400,167
		$48,094,739
Healthcare Revenue - Long Term Care - 2.3%
Massachusetts Development Finance Agency First Mortgage Rev. (Berkshire Retirement Community), 5%, 7/01/2031	$1,000,000	$1,123,270
Massachusetts Development Finance Agency Refunding Rev. (Orchard Cove, Inc.), 5%, 10/01/2039	250,000	277,423
Massachusetts Development Finance Agency Refunding Rev. (Orchard Cove, Inc.), 5%, 10/01/2049	700,000	771,260
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	500,000	480,605
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 12/01/2030	525,000	536,980
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	93,608	24,740
Massachusetts Development Finance Agency Rev. (Loomis Community), ETM, 6%, 1/01/2033 (Prerefunded 7/01/2023)	250,000	293,075
Massachusetts Development Finance Agency Rev. (Loomis Community), Unrefunded Balance, 6%, 1/01/2033	250,000	277,607
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037	1,250,000	1,343,025
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	1,000,000	1,202,490
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	20,000	20,507
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	130,000	133,511
		$6,484,493

55

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 6.2%
Massachusetts Development Finance Agency Rev. (Broad Institute), “A”, 5.25%, 4/01/2037 (Prerefunded 4/01/2021)	$2,000,000	$2,147,840
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2037	1,000,000	1,192,950
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2038	1,000,000	1,189,320
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2043	1,000,000	1,176,520
Massachusetts Health & Educational Facilities Authority Rev. (Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2030 (Prerefunded 7/01/2020)	3,500,000	3,652,040
Massachusetts Health & Educational Facilities Authority Rev. (Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2040 (Prerefunded 7/01/2020)	1,700,000	1,773,848
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 7/01/2024	2,000,000	2,005,820
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	3,000,000	3,187,950
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,095,000	1,189,750
		$17,516,038
Multi-Family Housing Revenue - 4.0%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 12/15/2024	$1,040,000	$1,041,581
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 12/15/2023	2,180,000	2,188,284
Massachusetts Housing Finance Agency Rev., “A”, FHA, 5.25%, 12/01/2035	1,000,000	1,038,340
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 12/01/2049	1,680,000	1,687,863
Massachusetts Housing Finance Agency, “A”, 3.7%, 12/01/2038	1,000,000	1,024,250
Massachusetts Housing Finance Agency, “A”, 3.8%, 12/01/2043	1,000,000	1,022,970
Massachusetts Housing Finance Agency, “B”, 5.25%, 12/01/2030	395,000	396,469
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.75%, 12/01/2030	1,425,000	1,499,499
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.875%, 12/01/2032	1,190,000	1,250,071
		$11,149,327

Issuer	Shares/Par	Value ($)
Parking - 1.1%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/2036	$3,000,000	$3,204,450

Sales & Excise Tax Revenue - 4.2%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$1,655,000	$1,837,811
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	985,000	1,012,137
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2024	1,590,000	1,857,661
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,850,000	2,406,850
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2031	2,000,000	2,643,540
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	23,000	23,254
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	9,000	8,856
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	87,000	82,491
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	400,000	395,220
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	119,000	105,019
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.75%, 7/01/2053	2,000	1,715
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	50,000	43,751
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	13,000	10,915
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	117,000	87,240
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	22,000	14,588
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,059,000	626,483
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	946,000	502,023
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	310,000	66,681

56

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	$252,000	$39,871
Puerto Rico Sales Tax Financing Corp., Sales Tax Prerefunded Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	10,129
		$11,776,235
Secondary Schools - 2.7%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$665,000	$679,650
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2030	500,000	569,865
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2031	1,015,000	1,151,568
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2037	170,000	170,328
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 7/01/2030 (Prerefunded 7/01/2020)	790,000	832,779
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	1,000,000	1,076,880
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 9/01/2028	1,000,000	1,046,690
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2033	2,000,000	2,156,300
		$7,684,060
State & Local Agencies - 6.0%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$1,245,000	$1,320,746
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	75,000	87,788
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	60,000	69,986
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	30,000	34,868
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,400,000	1,266,986
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	1,015,000	1,175,370
Massachusetts College Building Authority Project Rev., “A”, 5%, 5/01/2032	760,000	848,669
Massachusetts College Building Authority Project Rev., “A”, ETM, 5%, 5/01/2029 (Prerefunded 5/01/2022)	995,000	1,095,963

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 5/01/2022	$8,310,000	$7,860,014
Massachusetts College Building Authority
Project Rev., Unrefunded Balance, “A”, 5%, 5/01/2029	1,005,000	1,098,867
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	275,000	307,656
Massachusetts College Building Authority Rev., “A”, 5.5%, 5/01/2049 (Prerefunded 5/01/2019)	1,680,000	1,685,426
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	45,000	52,133
		$16,904,472
Student Loan Revenue - 3.4%
Massachusetts Educational Financing Authority, “J”, 5.625%, 7/01/2029	$775,000	$827,956
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	735,000	772,161
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 4.125%, 7/01/2046	2,000,000	2,077,600
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 1/01/2028	365,000	373,603
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	3,000,000	3,086,760
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 1/01/2026	445,000	453,477
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 1/01/2027	205,000	208,979
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	790,000	803,604
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 4.5%, 7/01/2024	810,000	850,152
		$9,454,292
Tax - Other - 1.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$260,000	$266,747
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	85,000	87,346
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	225,000	244,958
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	120,000	130,046
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	370,000	396,140

57

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 1/01/2023	$1,585,000	$1,806,504
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	305,000	305,159
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	995,000	1,099,137
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	815,000	904,894
		$5,240,931
Tobacco - 0.5%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$1,335,000	$1,459,702

Toll Roads - 1.4%
Massachusetts Department of Transportation Metropolitan Highway System Refunding Rev., Subordinated Contract Assistance, 5%, 1/01/2037	$1,000,000	$1,202,800
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/2032	2,600,000	2,661,412
		$3,864,212
Transportation - Special Tax - 5.8%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2036	$2,850,000	$3,327,574
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2042	3,000,000	3,492,540
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	320,000	350,394
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	295,000	293,528
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	275,000	280,657
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	610,000	678,155
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	280,000	286,768
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	2,415,000	2,607,983
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	1,735,000	1,899,790

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	$465,000	$494,374
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	520,000	581,287
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	1,040,000	1,138,436
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	300,000	321,162
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NATL, 5%, 7/01/2038	45,000	45,063
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	420,000	486,587
		$16,284,298
Universities - Colleges - 22.3%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029 (Prerefunded 10/01/2019)	$2,005,000	$2,051,396
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), “S-1”, 5%, 10/01/2038	605,000	708,733
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), “S-1”, 5%, 10/01/2040	1,330,000	1,548,399
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	150,000	171,161
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	970,000	1,135,162
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2036	850,000	965,991
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2037	625,000	724,881
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2038	340,000	392,717
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 4%, 7/01/2039	2,875,000	2,960,560
Massachusetts Development Finance Agency Rev. (Bentley University), 5%, 7/01/2040	1,500,000	1,718,910
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 10/01/2029 (Prerefunded 10/01/2019)	2,165,000	2,202,823
Massachusetts Development Finance Agency Rev. (Brandeis University), “R”, 5%, 10/01/2038	835,000	992,556

58

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2043	$500,000	$561,055
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2048	250,000	279,455
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5.25%, 1/01/2042	2,000,000	2,255,680
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2035	1,875,000	2,104,575
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,000,000	2,205,580
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	1,375,000	1,391,858
Massachusetts Development Finance Agency Rev. (Merrimack College), 5%, 7/01/2047	3,000,000	3,259,680
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 10/01/2026	2,250,000	2,569,118
Massachusetts Development Finance Agency Rev. (Simmons University), “L”, 5%, 10/01/2035	2,000,000	2,315,280
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 7/01/2040	1,000,000	1,031,830
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	2,000,000	2,205,960
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2031	1,110,000	1,247,485
Massachusetts Development Finance Agency Rev. (Western New England University), AGM, 5%, 9/01/2038	2,550,000	2,936,656
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2047	1,395,000	1,592,839
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2027	65,000	65,174
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2037	140,000	140,384
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/2027	1,735,000	2,226,161
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,009,290
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	1,000,000	1,278,280
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 10/01/2035	1,500,000	1,560,720

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 4.875%, 7/01/2027 (Prerefunded 7/01/2019)	$250,000	$252,030
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), “L”, 5%, 7/01/2028 (Prerefunded 7/01/2019)	640,000	645,389
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), “L”, 5%, 7/01/2029 (Prerefunded 7/01/2019)	300,000	302,565
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University), 6.25%, 7/01/2030 (Prerefunded 7/01/2019)	1,285,000	1,300,086
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev., Unrefunded Balance (Suffolk University), 6.25%, 7/01/2030	715,000	723,215
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	295,000	312,092
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	310,000	310,260
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	110,000	109,800
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	370,000	367,861
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	75,000	67,313
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	90,000	79,875
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	470,000	520,722
University of Massachusetts Building Authority Project Senior Rev., “1”, 5%, 11/01/2039	3,000,000	3,290,310
University of Massachusetts Building Authority Project Senior Rev., “1”, 5%, 11/01/2040	2,500,000	2,889,850
University of Massachusetts Building Authority Senior Refunding Rev., “2019-1”, 5%, 5/01/2039	3,000,000	3,626,520
		$62,608,237

59

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 1.4%
Massachusetts Development Finance Agency Rev. (UMass Dartmouth Student Housing), 5%, 10/01/2043	$1,500,000	$1,649,910
Massachusetts Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2041	1,000,000	1,086,480
Massachusetts Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2048	1,000,000	1,080,340
		$3,816,730
Utilities - Municipal Owned - 0.7%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$590,000	$624,450
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	200,000	221,108
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	235,000	259,254
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	160,000	171,286
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	220,000	237,154
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	530,000	568,197
		$2,081,449
Utilities - Other - 0.8%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$805,000	$814,934
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	405,000	432,390
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	210,000	229,557
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	480,000	502,651
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	160,000	173,191
		$2,152,723
Water & Sewer Utility Revenue - 4.2%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$90,000	$92,624
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	225,000	227,030
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	305,000	320,323
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2027	1,280,000	1,621,210
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2033	2,000,000	2,689,160

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Massachusetts Water Pollution Abatement Trust (MWRA Program), “A”, 5%, 8/01/2032	$75,000	$75,188
Massachusetts Water Resources Authority General Refunding Rev. (Green Bonds), “C”, 4%, 8/01/2040	2,910,000	3,085,269
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	595,000	777,487
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 8/01/2030	620,000	815,275
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 8/01/2031	1,625,000	2,145,926
		$11,849,492
Total Municipal Bonds (Identified Cost, $262,881,887)		$275,636,933

Trust Units - 0.5%
Sales & Excise Tax Revenue - 0.5%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	1,296	$1,134
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	68,561	56,306
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	318,930	279,064
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	110,724	96,883
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	332,173	290,651
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	10,614	8,717
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	32,233	28,204
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	165,556	135,963
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	614,164	537,393
Total Trust Units (Identified Cost, $1,545,581)		$1,434,315

Investment Companies (h) - 2.7%
Money Market Funds - 2.7%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $7,688,965)	7,689,228	$7,689,228

Other Assets, Less Liabilities - (1.3)%		(3,687,442)
Net Assets - 100.0%		$281,073,034

60

Portfolio of Investments – continued

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	44	$6,584,875	June - 2019	$(165,162)

At March 31, 2019, the fund had cash collateral of $112,200 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

Portfolio Footnotes:

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:

	Affiliated Issuers	Unaffiliated Issuers
Alabama Fund	$267,171	$62,351,578
Arkansas Fund	3,016,600	149,416,476
California Fund	11,566,146	401,108,739
Georgia Fund	1,286,347	84,100,618
Maryland Fund	1,803,289	86,874,576
Massachusetts Fund	7,689,228	277,071,248

(p)	Primary market inverse floater.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
GNMA	Government National Mortgage Assn.
LEVRRS	Leveraged Reverse Rate Security
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
NATL	National Public Finance Guarantee Corp.
RIBS	Residual Interest Bonds
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

61

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/19

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund

Assets
Investments in unaffiliated issuers, at value (identified cost, $60,327,391, $145,411,333, and $381,316,909, respectively)	$62,351,578	$149,416,476	$401,108,739
Investments in affiliated issuers, at value (identified cost, $267,170, $3,016,383, and $11,565,744, respectively)	267,171	3,016,600	11,566,146
Cash	312	—	—
Deposits with brokers for futures contracts	25,500	63,750	168,300
Receivables for

Net daily variation margin on open futures contracts	3,750	9,376	24,754

Investments sold	1,010,400	35,000	—

Fund shares sold	233,524	51,963	767,405

Interest	720,733	1,928,352	4,788,012

Receivable from investment adviser	8,407	—	—
Other assets	415	784	1,506
Total assets	$64,621,790	$154,522,301	$418,424,862

Liabilities

Payables for

Distributions	$25,801	$31,524	$162,536

Investments purchased	—	2,216,448	915,696

Fund shares reacquired	238,357	217,205	829,382

Payable to affiliates

Investment adviser	—	7,666	20,796

Shareholder servicing costs	26,317	73,033	177,999

Distribution and service fees	1,272	1,461	5,256

Payable for independent Trustees’ compensation	1,307	1,256	5,644
Accrued expenses and other liabilities	65,951	69,379	83,842
Total liabilities	$359,005	$2,617,972	$2,201,151
Net assets	$64,262,785	$151,904,329	$416,223,711

Net assets consist of

Paid-in capital	$62,806,313	$151,944,525	$397,660,657
Total distributable earnings (loss)	1,456,472	(40,196)	18,563,054
Net assets	$64,262,785	$151,904,329	$416,223,711

62

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund

Net assets

Class A	$51,280,044	$121,887,666	$299,882,378

Class B	250,069	2,476,692	1,505,572

Class C	—	—	22,786,419

Class I	11,490,421	26,586,311	79,275,949
Class R6	1,242,251	953,660	12,773,393
Total net assets	$64,262,785	$151,904,329	$416,223,711

Shares of beneficial interest outstanding

Class A	5,054,044	12,435,392	49,685,141

Class B	24,642	252,462	249,370

Class C	—	—	3,762,479

Class I	1,188,108	2,732,400	8,068,001
Class R6	128,453	97,995	1,300,799
Total shares of beneficial interest outstanding	6,395,247	15,518,249	63,065,790

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.15	$9.80	$6.04
Offering price per share (100 / 95.75 × net asset value per share)	$10.60	$10.23	$6.31

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.15	$9.81	$6.04

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$6.06

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.67	$9.73	$9.83

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.67	$9.73	$9.82

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

63

Statements of Assets and Liabilities – continued

At 3/31/19	Georgia Fund	Maryland Fund	Massachusetts Fund

Assets
Investments in unaffiliated issuers, at value (identified cost, $81,751,172, $84,378,767, and $264,427,468, respectively)	$84,100,618	$86,874,576	$277,071,248

Investments in affiliated issuers, at value (identified cost, $1,286,274, $1,803,147, and $7,688,965, respectively)	1,286,347	1,803,289	7,689,228

Cash	—	12,500	—

Deposits with brokers for futures contracts	35,700	35,700	112,200

Receivables for

Net daily variation margin on open futures contracts	5,251	5,251	16,503

Fund shares sold	368,148	37,926	1,644,571

Interest	1,026,678	1,059,014	3,388,595

Receivable from investment adviser	3,209	9,789	—

Receivable from distributor	—	—	3,872
Other assets	501	519	1,215
Total assets	$86,826,452	$89,838,564	$289,927,432

Liabilities

Payables for

Distributions	$20,375	$50,896	$96,841

Investments purchased	533,105	—	7,993,612

Fund shares reacquired	115,284	103,640	566,501

Payable to affiliates

Investment adviser	—	—	14,078

Shareholder servicing costs	27,075	33,446	103,555

Distribution and service fees	1,460	1,228	—

Payable for independent Trustees’ compensation	1,478	3,317	3,289
Accrued expenses and other liabilities	68,221	68,150	76,522
Total liabilities	$766,998	$260,677	$8,854,398
Net assets	$86,059,454	$89,577,887	$281,073,034

Net assets consist of

Paid-in capital	$84,514,064	$88,708,530	$271,032,634
Total distributable earnings (loss)	1,545,390	869,357	10,040,400
Net assets	$86,059,454	$89,577,887	$281,073,034

64

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund

Net assets

Class A	$70,456,161	$75,215,284	$207,564,533

Class B	398,690	1,216,890	1,663,743

Class I	7,833,633	11,830,873	68,668,664
Class R6	7,370,970	1,314,840	3,176,094
Total net assets	$86,059,454	$89,577,887	$281,073,034

Shares of beneficial interest outstanding

Class A	6,568,251	6,991,605	18,805,826

Class B	37,031	113,166	150,469

Class I	805,496	1,219,116	7,108,579
Class R6	757,478	135,481	328,566
Total shares of beneficial interest outstanding	8,168,256	8,459,368	26,393,440

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.73	$10.76	$11.04
Offering price per share (100 / 95.75 × net asset value per share)	$11.21	$11.24	$11.53

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.77	$10.75	$11.06

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.73	$9.70	$9.66

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.73	$9.70	$9.67

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

65

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/19

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund

Net investment income (loss)
Interest	$2,691,963	$6,380,468	$16,925,363
Dividends from affiliated issuers	17,829	27,866	154,198
Other	65	213	588
Total investment income	$2,709,857	$6,408,547	$17,080,149
Expenses

Management fee	$271,025	$692,764	$1,720,334

Distribution and service fees	128,851	367,606	952,822

Shareholder servicing costs	47,719	131,700	333,921

Administrative services fee	18,931	32,052	63,917

Independent Trustees’ compensation	2,695	4,308	8,808

Custodian fee	15,633	25,221	53,937

Shareholder communications	5,316	8,380	14,517

Audit and tax fees	55,134	55,161	55,218

Legal fees	9,334	5,874	12,902

Registration fees	57,122	58,823	76,638
Miscellaneous	24,688	26,208	31,162
Total expenses	$636,448	$1,408,097	$3,324,176

Fees paid indirectly	(47)	(147)	(170)
Reduction of expenses by investment adviser and distributor	(117,629)	(222,143)	(474,359)
Net expenses	$518,772	$1,185,807	$2,849,647
Net investment income (loss)	$2,191,085	$5,222,740	$14,230,502

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$(87,471)	$103,113	$500,801

Affiliated issuers	(66)	276	67
Futures contracts	(11,167)	(47,606)	(132,767)
Net realized gain (loss)	$(98,704)	$55,783	$368,101
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$758,331	$1,785,301	$5,308,082

Affiliated issuers	(28)	213	448
Futures contracts	(37,537)	(93,842)	(247,743)
Net unrealized gain (loss)	$720,766	$1,691,672	$5,060,787
Net realized and unrealized gain (loss)	$622,062	$1,747,455	$5,428,888
Change in net assets from operations	$2,813,147	$6,970,195	$19,659,390

See Notes to Financial Statements

66

Statements of Operations – continued

Year ended 3/31/19	Georgia Fund	Maryland Fund	Massachusetts Fund

Net investment income (loss)
Interest	$3,456,198	$3,985,629	$11,972,213
Dividends from affiliated issuers	28,435	22,076	83,764
Other	121	82	361
Total investment income	$3,484,754	$4,007,787	$12,056,338
Expenses

Management fee	$363,820	$393,025	$1,179,573

Distribution and service fees	170,586	199,713	522,551

Shareholder servicing costs	53,823	70,910	211,755

Administrative services fee	21,816	22,725	47,131

Independent Trustees’ compensation	2,771	3,126	8,468

Custodian fee	22,347	19,537	35,834

Shareholder communications	6,782	8,216	13,207

Audit and tax fees	55,139	55,142	55,186

Legal fees	6,529	10,484	5,621

Registration fees	56,209	58,055	60,607
Miscellaneous	25,413	25,070	28,196
Total expenses	$785,235	$866,003	$2,168,129

Fees paid indirectly	(167)	(168)	(93)
Reduction of expenses by investment adviser and distributor	(93,554)	(165,434)	(64,244)
Net expenses	$691,514	$700,401	$2,103,792
Net investment income (loss)	$2,793,240	$3,307,386	$9,952,546

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$(23,773)	$(165,932)	$(259,488)

Affiliated issuers	(103)	(136)	128
Futures contracts	(25,478)	(15,634)	(88,511)
Net realized gain (loss)	$(49,354)	$(181,702)	$(347,871)
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$893,696	$713,621	$2,995,949

Affiliated issuers	5	92	176
Futures contracts	(52,552)	(52,552)	(165,162)
Net unrealized gain (loss)	$841,149	$661,161	$2,830,963
Net realized and unrealized gain (loss)	$791,795	$479,459	$2,483,092
Change in net assets from operations	$3,585,035	$3,786,845	$12,435,638

See Notes to Financial Statements

67

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/19	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income (loss)	$2,191,085	$5,222,740	$14,230,502

Net realized gain (loss)	(98,704)	55,783	368,101
Net unrealized gain (loss)	720,766	1,691,672	5,060,787
Change in net assets from operations	$2,813,147	$6,970,195	$19,659,390
Total distributions to shareholders (a)	$(1,974,686)	$(4,604,311)	$(12,903,267)
Change in net assets from fund share transactions	$4,035,574	$(10,773,492)	$40,248,546
Total change in net assets	$4,874,035	$(8,407,608)	$47,004,669

Net assets
At beginning of period	59,388,750	160,311,937	369,219,042
At end of period (b)	$64,262,785	$151,904,329	$416,223,711

Year ended 3/31/19	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income (loss)	$2,793,240	$3,307,386	$9,952,546

Net realized gain (loss)	(49,354)	(181,702)	(347,871)
Net unrealized gain (loss)	841,149	661,161	2,830,963
Change in net assets from operations	$3,585,035	$3,786,845	$12,435,638
Total distributions to shareholders (a)	$(2,467,393)	$(2,936,196)	$(8,931,567)
Change in net assets from fund share transactions	$5,652,435	$182,112	$21,236,786
Total change in net assets	$6,770,077	$1,032,761	$24,740,857

Net assets
At beginning of period	79,289,377	88,545,126	256,332,177
At end of period (b)	$86,059,454	$89,577,887	$281,073,034

(a)	Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2.
(b)	Disclosure of accumulated undistributed (distributions in excess of) net investment income is no longer required. See Note 2.

See Notes to Financial Statements

68

Statements of Changes in Net Assets – continued

Year ended 3/31/18	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income (loss)	$2,070,102	$4,996,117	$13,100,453

Net realized gain (loss)	142,902	(130,232)	1,882,263
Net unrealized gain (loss)	(813,599)	(1,284,712)	(3,701,858)
Change in net assets from operations	$1,399,405	$3,581,173	$11,280,858

Distributions declared to shareholders
From net investment income	$(2,033,340)	$(4,940,707)	$(12,462,734)
Change in net assets from fund share transactions	$(203,446)	$(335,928)	$40,139,326
Total change in net assets	$(837,381)	$(1,695,462)	$38,957,450

Net assets
At beginning of period	60,226,131	162,007,399	330,261,592
At end of period	$59,388,750	$160,311,937	$369,219,042
Undistributed net investment income included in net assets at end of period	$21,415	$53,460	$1,038

Year ended 3/31/18	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income (loss)	$2,520,165	$3,097,531	$9,289,872

Net realized gain (loss)	120,931	331,362	932,962
Net unrealized gain (loss)	(1,088,611)	(1,319,897)	(4,158,961)
Change in net assets from operations	$1,552,485	$2,108,996	$6,063,873

Distributions declared to shareholders
From net investment income	$(2,366,561)	$(3,016,866)	$(8,918,061)
Change in net assets from fund share transactions	$10,318,386	$954,960	$26,206,307
Total change in net assets	$9,504,310	$47,090	$23,352,119

Net assets
At beginning of period	69,785,067	88,498,036	232,980,058
At end of period	$79,289,377	$88,545,126	$256,332,177
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(22,336)	$182,737	$3,952

See Notes to Financial Statements

69

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.02	$10.12	$10.49		$10.48	$10.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.34	$0.37	(c)	$0.39	$0.38
Net realized and unrealized gain (loss)	0.09	(0.10)	(0.37)		(0.01)	0.36
Total from investment operations	$0.45	$0.24	$0.00	(w)	$0.38	$0.74

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.37)		$(0.37)	$(0.37)
Net asset value, end of period (x)	$10.15	$10.02	$10.12		$10.49	$10.48
Total return (%) (r)(s)(t)(x)	4.63	2.35	(0.07	)(c)	3.75	7.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.10	1.07	(c)	1.06	1.09

Expenses after expense reductions (f)	0.90	0.90	0.89	(c)	0.93	0.93

Net investment income (loss)	3.60	3.37	3.61	(c)	3.76	3.69

Portfolio turnover	19	17	15		16	22
Net assets at end of period (000 omitted)	$51,280	$50,914	$53,883		$52,956	$53,140

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.02	$10.12	$10.49		$10.48	$10.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.30	(c)	$0.31	$0.30
Net realized and unrealized gain (loss)	0.10	(0.11)	(0.38)		(0.01)	0.36
Total from investment operations	$0.38	$0.16	$(0.08)		$0.30	$0.66

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.29)		$(0.29)	$(0.29)
Net asset value, end of period (x)	$10.15	$10.02	$10.12		$10.49	$10.48
Total return (%) (r)(s)(t)(x)	3.85	1.59	(0.81	)(c)	2.97	6.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.84	1.82	(c)	1.81	1.84

Expenses after expense reductions (f)	1.65	1.65	1.65	(c)	1.68	1.68

Net investment income (loss)	2.85	2.63	2.86	(c)	2.99	2.92

Portfolio turnover	19	17	15		16	22
Net assets at end of period (000 omitted)	$250	$303	$467		$614	$626

See Notes to Financial Statements

70

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.55	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.35	$0.38	(c)
Net realized and unrealized gain (loss)	0.08	(0.11)	(0.36)
Total from investment operations	$0.45	$0.24	$0.02

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$9.67	$9.55	$9.65
Total return (%) (r)(s)(t)(x)	4.83	2.55	0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.86	(c)

Expenses after expense reductions (f)	0.65	0.65	0.64	(c)

Net investment income (loss)	3.85	3.62	3.84	(c)

Portfolio turnover	19	17	15
Net assets at end of period (000 omitted)	$11,490	$6,898	$5,876

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.55	$9.76

Income (loss) from investment operations
Net investment income (loss) (d)		$0.37	$0.24
Net realized and unrealized gain (loss)		0.09	(0.22)
Total from investment operations		$0.46	$0.02

Less distributions declared to shareholders
From net investment income		$(0.34)	$(0.23)
Net asset value, end of period (x)		$9.67	$9.55
Total return (%) (r)(s)(t)(x)		4.92	0.25	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.77	0.84	(a)

Expenses after expense reductions (f)		0.58	0.58	(a)

Net investment income (loss)		3.92	3.70	(a)

Portfolio turnover		19	17
Net assets at end of period (000 omitted)		$1,242	$1,274

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

71

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$9.64	$9.73	$10.07		$10.04	$9.66

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.30	$0.33	(c)	$0.34	$0.32
Net realized and unrealized gain (loss)	0.12	(0.09)	(0.35)		(0.01)	0.37
Total from investment operations	$0.45	$0.21	$(0.02)		$0.33	$0.69

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.32)		$(0.30)	$(0.31)
Net asset value, end of period (x)	$9.80	$9.64	$9.73		$10.07	$10.04
Total return (%) (r)(s)(t)(x)	4.74	2.12	(0.25	)(c)	3.36	7.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.92	0.92	(c)	0.90	0.90

Expenses after expense reductions (f)	0.77	0.77	0.76	(c)	0.74	0.74

Net investment income (loss)	3.40	3.06	3.33	(c)	3.41	3.25

Portfolio turnover	14	17	17		11	20
Net assets at end of period (000 omitted)	$121,888	$141,605	$145,392		$160,133	$169,354

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$9.65	$9.73	$10.08		$10.05	$9.67

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.23	$0.26	(c)	$0.26	$0.25
Net realized and unrealized gain (loss)	0.13	(0.09)	(0.37)		(0.01)	0.36
Total from investment operations	$0.38	$0.14	$(0.11)		$0.25	$0.61

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.22)	$(0.24)		$(0.22)	$(0.23)
Net asset value, end of period (x)	$9.81	$9.65	$9.73		$10.08	$10.05
Total return (%) (r)(s)(t)(x)	3.97	1.47	(1.10	)(c)	2.58	6.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.68	1.66	(c)	1.65	1.65

Expenses after expense reductions (f)	1.52	1.52	1.52	(c)	1.51	1.50

Net investment income (loss)	2.64	2.31	2.57	(c)	2.65	2.49

Portfolio turnover	14	17	17		11	20
Net assets at end of period (000 omitted)	$2,477	$4,209	$5,882		$6,791	$6,989

See Notes to Financial Statements

72

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.57	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.34	(c)
Net realized and unrealized gain (loss)	0.13	(0.09)	(0.37)
Total from investment operations	$0.46	$0.22	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$9.73	$9.57	$9.65
Total return (%) (r)(s)(t)(x)	4.86	2.32	(0.28	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.67	0.68	(c)

Expenses after expense reductions (f)	0.67	0.67	0.67	(c)

Net investment income (loss)	3.49	3.16	3.43	(c)

Portfolio turnover	14	17	17
Net assets at end of period (000 omitted)	$26,586	$13,733	$10,733

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.58	$9.78

Income (loss) from investment operations
Net investment income (loss) (d)		$0.34	$0.20
Net realized and unrealized gain (loss)		0.11	(0.19)
Total from investment operations		$0.45	$0.01

Less distributions declared to shareholders
From net investment income		$(0.30)	$(0.21)
Net asset value, end of period (x)		$9.73	$9.58
Total return (%) (r)(s)(t)(x)		4.83	0.09	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.60	0.61	(a)

Expenses after expense reductions (f)		0.59	0.61	(a)

Net investment income (loss)		3.58	3.19	(a)

Portfolio turnover		14	17
Net assets at end of period (000 omitted)		$954	$766

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

73

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$5.94	$5.95	$6.14		$6.05	$5.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.23	(c)	$0.23	$0.23
Net realized and unrealized gain (loss)	0.08	(0.02)	(0.21)		0.08	0.30
Total from investment operations	$0.30	$0.21	$0.02		$0.31	$0.53

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.21)		$(0.22)	$(0.22)
Net asset value, end of period (x)	$6.04	$5.94	$5.95		$6.14	$6.05
Total return (%) (r)(s)(t)(x)	5.21	3.47	0.33	(c)	5.23	9.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.88	(c)	0.88	0.87

Expenses after expense reductions (f)	0.71	0.72	0.72	(c)	0.72	0.72

Net investment income (loss)	3.76	3.75	3.72	(c)	3.78	3.82

Portfolio turnover	15	15	17		18	24
Net assets at end of period (000 omitted)	$299,882	$272,958	$251,271		$281,670	$255,482

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$5.94	$5.95	$6.14		$6.05	$5.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	$0.18	(c)	$0.18	$0.18
Net realized and unrealized gain (loss)	0.08	(0.02)	(0.20)		0.08	0.31
Total from investment operations	$0.26	$0.16	$(0.02)		$0.26	$0.49

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.17)		$(0.17)	$(0.18)
Net asset value, end of period (x)	$6.04	$5.94	$5.95		$6.14	$6.05
Total return (%) (r)(s)(t)(x)	4.43	2.69	(0.43	)(c)	4.43	8.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.63	(c)	1.63	1.62

Expenses after expense reductions (f)	1.46	1.48	1.49	(c)	1.49	1.48

Net investment income (loss)	3.01	3.02	2.95	(c)	3.03	3.07

Portfolio turnover	15	15	17		18	24
Net assets at end of period (000 omitted)	$1,506	$1,913	$2,672		$3,131	$3,535

See Notes to Financial Statements

74

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$5.96	$5.97	$6.16		$6.07	$5.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.17	$0.17	(c)	$0.17	$0.17
Net realized and unrealized gain (loss)	0.08	(0.02)	(0.20)		0.08	0.31
Total from investment operations	$0.25	$0.15	$(0.03)		$0.25	$0.48

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.16)		$(0.16)	$(0.17)
Net asset value, end of period (x)	$6.06	$5.96	$5.97		$6.16	$6.07
Total return (%) (r)(s)(t)(x)	4.26	2.54	(0.55	)(c)	4.27	8.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.63	(c)	1.63	1.62

Expenses after expense reductions (f)	1.61	1.62	1.62	(c)	1.62	1.62

Net investment income (loss)	2.86	2.86	2.82	(c)	2.87	2.91

Portfolio turnover	15	15	17		18	24
Net assets at end of period (000 omitted)	$22,786	$31,800	$33,950		$33,748	$30,907

			Year ended
Class I			3/31/19		3/31/18	3/31/17 (i)

Net asset value, beginning of period			$9.67		$9.68	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)			$0.37		$0.37	$0.38	(c)
Net realized and unrealized gain (loss)			0.13		(0.02)	(0.36)
Total from investment operations			$0.50		$0.35	$0.02

Less distributions declared to shareholders
From net investment income			$(0.34)		$(0.36)	$(0.34)
Net asset value, end of period (x)			$9.83		$9.67	$9.68
Total return (%) (r)(s)(t)(x)			5.27		3.63	0.20	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)			0.62		0.62	0.63	(c)

Expenses after expense reductions (f)			0.61		0.61	0.63	(c)

Net investment income (loss)			3.85		3.83	3.83	(c)

Portfolio turnover			15		15	17
Net assets at end of period (000 omitted)			$79,276		$56,553	$42,369

See Notes to Financial Statements

75

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.66	$9.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.24
Net realized and unrealized gain (loss)	0.12	(0.18)
Total from investment operations	$0.50	$0.06

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.24)
Net asset value, end of period (x)	$9.82	$9.66
Total return (%) (r)(s)(t)(x)	5.36	0.61	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.56	(a)

Expenses after expense reductions (f)	0.53	0.55	(a)

Net investment income (loss)	3.92	3.78	(a)

Portfolio turnover	15	15
Net assets at end of period (000 omitted)	$12,773	$5,995

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

76

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.58	$10.68	$11.02		$11.02	$10.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.35	$0.36	(c)	$0.36	$0.37
Net realized and unrealized gain (loss)	0.11	(0.12)	(0.36)		(0.01)	0.42
Total from investment operations	$0.47	$0.23	$0.00	(w)	$0.35	$0.79

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)		$(0.35)	$(0.35)
Net asset value, end of period (x)	$10.73	$10.58	$10.68		$11.02	$11.02
Total return (%) (r)(s)(t)(x)	4.51	2.15	(0.06	)(c)	3.28	7.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.03	(c)	1.03	1.04

Expenses after expense reductions (f)	0.90	0.90	0.90	(c)	0.95	0.95

Net investment income (loss)	3.41	3.26	3.26	(c)	3.32	3.37

Portfolio turnover	14	12	8		11	16
Net assets at end of period (000 omitted)	$70,456	$65,922	$61,229		$61,065	$59,289

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.62	$10.72	$11.06		$11.06	$10.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.28	(c)	$0.28	$0.29
Net realized and unrealized gain (loss)	0.11	(0.12)	(0.36)		(0.01)	0.42
Total from investment operations	$0.39	$0.15	$(0.08)		$0.27	$0.71

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)		$(0.27)	$(0.27)
Net asset value, end of period (x)	$10.77	$10.62	$10.72		$11.06	$11.06
Total return (%) (r)(s)(t)(x)	3.73	1.40	(0.79	)(c)	2.50	6.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.79	1.78	(c)	1.78	1.78

Expenses after expense reductions (f)	1.65	1.65	1.66	(c)	1.70	1.70

Net investment income (loss)	2.67	2.54	2.52	(c)	2.56	2.61

Portfolio turnover	14	12	8		11	16
Net assets at end of period (000 omitted)	$399	$563	$1,105		$1,296	$1,561

See Notes to Financial Statements

77

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.60	$9.69	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.34	$0.35	(c)
Net realized and unrealized gain (loss)	0.09	(0.11)	(0.33)
Total from investment operations	$0.44	$0.23	$0.02

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.73	$9.60	$9.69
Total return (%) (r)(s)(t)(x)	4.70	2.40	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.80	(c)

Expenses after expense reductions (f)	0.65	0.65	0.64	(c)

Net investment income (loss)	3.65	3.49	3.52	(c)

Portfolio turnover	14	12	8
Net assets at end of period (000 omitted)	$7,834	$6,817	$7,451

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.60	$9.82

Income (loss) from investment operations
Net investment income (loss) (d)		$0.36	$0.23
Net realized and unrealized gain (loss)		0.09	(0.23)
Total from investment operations		$0.45	$0.00	(w)

Less distributions declared to shareholders
From net investment income		$(0.32)	$(0.22)
Net asset value, end of period (x)		$9.73	$9.60
Total return (%) (r)(s)(t)(x)		4.77	(0.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.70	0.82	(a)

Expenses after expense reductions (f)		0.59	0.59	(a)

Net investment income (loss)		3.72	3.56	(a)

Portfolio turnover		14	12
Net assets at end of period (000 omitted)		$7,371	$5,988

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

78

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.65	$10.76	$11.09		$11.13	$10.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.38	$0.40	(c)	$0.39	$0.38
Net realized and unrealized gain (loss)	0.06	(0.12)	(0.35)		(0.05)	0.36
Total from investment operations	$0.46	$0.26	$0.05		$0.34	$0.74

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.38)		$(0.38)	$(0.37)
Net asset value, end of period	$10.76	$10.65	$10.76		$11.09	$11.13
Total return (%) (r)(s)(t)(x)	4.46	2.39	0.43	(c)	3.09	6.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.02	0.99	(c)	0.98	0.97

Expenses after expense reductions (f)	0.82	0.82	0.82	(c)	0.87	0.95

Net investment income (loss)	3.77	3.48	3.68	(c)	3.57	3.46

Portfolio turnover	14	23	17		10	18
Net assets at end of period (000 omitted)	$75,215	$76,993	$80,456		$82,145	$86,455

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.65	$10.76	$11.08		$11.12	$10.75

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.29	$0.32	(c)	$0.31	$0.30
Net realized and unrealized gain (loss)	0.05	(0.11)	(0.34)		(0.06)	0.36
Total from investment operations	$0.37	$0.18	$(0.02)		$0.25	$0.66

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.30)		$(0.29)	$(0.29)
Net asset value, end of period	$10.75	$10.65	$10.76		$11.08	$11.12
Total return (%) (r)(s)(t)(x)	3.58	1.62	(0.23	)(c)	2.32	6.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.74	(c)	1.73	1.72

Expenses after expense reductions (f)	1.58	1.58	1.57	(c)	1.62	1.70

Net investment income (loss)	3.01	2.73	2.94	(c)	2.82	2.70

Portfolio turnover	14	23	17		10	18
Net assets at end of period (000 omitted)	$1,217	$1,331	$1,605		$1,958	$2,308

See Notes to Financial Statements

79

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.61	$9.71	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.36	$0.38	(c)
Net realized and unrealized gain (loss)	0.05	(0.11)	(0.30)
Total from investment operations	$0.43	$0.25	$0.08

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.37)
Net asset value, end of period	$9.70	$9.61	$9.71
Total return (%) (r)(s)(t)(x)	4.61	2.62	0.78	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.77	0.78	(c)

Expenses after expense reductions (f)	0.58	0.58	0.57	(c)

Net investment income (loss)	4.01	3.72	3.85	(c)

Portfolio turnover	14	23	17
Net assets at end of period (000 omitted)	$11,831	$9,261	$6,437

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.61	$9.81

Income (loss) from investment operations
Net investment income (loss) (d)		$0.39	$0.24
Net realized and unrealized gain (loss)		0.05	(0.21)
Total from investment operations		$0.44	$0.03

Less distributions declared to shareholders
From net investment income		$(0.35)	$(0.23)
Net asset value, end of period		$9.70	$9.61
Total return (%) (r)(s)(t)(x)		4.67	0.35	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.70	0.76	(a)

Expenses after expense reductions (f)		0.52	0.52	(a)

Net investment income (loss)		4.07	3.79	(a)

Portfolio turnover		14	23
Net assets at end of period (000 omitted)		$1,315	$961
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

80

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.90	$11.02	$11.43		$11.40	$10.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.42	$0.46	(c)	$0.41	$0.40
Net realized and unrealized gain (loss)	0.09	(0.13)	(0.46)		0.01	0.47
Total from investment operations	$0.50	$0.29	$0.00	(w)	$0.42	$0.87

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.41)	$(0.41)		$(0.39)	$(0.39)
Net asset value, end of period (x)	$11.04	$10.90	$11.02		$11.43	$11.40
Total return (%) (r)(s)(t)(x)	4.74	2.60	(0.04	)(c)	3.78	8.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.89	0.88	(c)	0.88	0.86

Expenses after expense reductions (f)	0.85	0.86	0.85	(c)	0.85	0.84

Net investment income (loss)	3.75	3.82	4.06	(c)	3.66	3.58

Portfolio turnover	13	19	15		15	13
Net assets at end of period (000 omitted)	$207,565	$202,967	$207,001		$226,552	$229,134

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.92	$11.04	$11.45		$11.42	$10.94

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.34	$0.37	(c)	$0.33	$0.32
Net realized and unrealized gain (loss)	0.10	(0.14)	(0.46)		0.00 (w)	0.46
Total from investment operations	$0.42	$0.20	$(0.09)		$0.33	$0.78

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.32)	$(0.32)		$(0.30)	$(0.30)
Net asset value, end of period (x)	$11.06	$10.92	$11.04		$11.45	$11.42
Total return (%) (r)(s)(t)(x)	3.94	1.81	(0.80	)(c)	2.98	7.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.63	(c)	1.63	1.61

Expenses after expense reductions (f)	1.62	1.63	1.62	(c)	1.62	1.60

Net investment income (loss)	2.98	3.06	3.29	(c)	2.88	2.81

Portfolio turnover	13	19	15		15	13
Net assets at end of period (000 omitted)	$1,664	$1,858	$2,509		$3,206	$3,737

See Notes to Financial Statements

81

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.54	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	$0.42	(c)
Net realized and unrealized gain (loss)	0.08	(0.12)	(0.39)
Total from investment operations	$0.46	$0.27	$0.03

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$9.66	$9.54	$9.65
Total return (%) (r)(s)(t)(x)	4.95	2.76	0.30	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.64	0.64	(c)

Expenses after expense reductions (f)	0.62	0.63	0.63	(c)

Net investment income (loss)	3.98	4.00	4.30	(c)

Portfolio turnover	13	19	15
Net assets at end of period (000 omitted)	$68,669	$49,523	$23,470

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.54	$9.77

Income (loss) from investment operations
Net investment income (loss) (d)		$0.38	$0.24
Net realized and unrealized gain (loss)		0.10	(0.21)
Total from investment operations		$0.48	$0.03

Less distributions declared to shareholders
From net investment income		$(0.35)	$(0.26)
Net asset value, end of period (x)		$9.67	$9.54
Total return (%) (r)(s)(t)(x)		5.13	0.26	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.56	0.58	(a)

Expenses after expense reductions (f)		0.55	0.57	(a)

Net investment income (loss)		4.05	3.85	(a)

Portfolio turnover		13	19
Net assets at end of period (000 omitted)		$3,176	$1,983

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

82

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region or state where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on each fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the

83

Notes to Financial Statements – continued

adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of March 31, 2019 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund

Financial Instruments
Municipal Bonds	$—	$62,351,578	$—	$62,351,578
Mutual Funds	267,171	—	—	267,171
Total	$267,171	$62,351,578	$—	$62,618,749

Other Financial Instruments
Futures Contracts – Liabilities	$(37,537)	$—	$—	$(37,537)

Arkansas Fund

Financial Instruments
Municipal Bonds	$—	$149,416,476	$—	$149,416,476
Mutual Funds	3,016,600	—	—	3,016,600
Total	$3,016,600	$149,416,476	$—	$152,433,076

Other Financial Instruments
Futures Contracts – Liabilities	$(93,842)	$—	$—	$(93,842)

California Fund

Financial Instruments
Municipal Bonds	$—	$401,108,739	$—	$401,108,739
Mutual Funds	11,566,146	—	—	11,566,146
Total	$11,566,146	$401,108,739	$—	$412,674,885

Other Financial Instruments
Futures Contracts – Liabilities	$(247,743)	$—	$—	$(247,743)

Georgia Fund

Financial Instruments
Municipal Bonds	$—	$84,100,618	$—	$84,100,618
Mutual Funds	1,286,347	—	—	1,286,347
Total	$1,286,347	$84,100,618	$—	$85,386,965

Other Financial Instruments
Futures Contracts – Liabilities	$(52,552)	$—	$—	$(52,552)

84

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Maryland Fund

Financial Instruments
Municipal Bonds	$—	$86,874,576	$—	$86,874,576
Mutual Funds	1,803,289	—	—	1,803,289
Total	$1,803,289	$86,874,576	$—	$88,677,865

Other Financial Instruments
Futures Contracts – Liabilities	$(52,552)	$—	$—	$(52,552)

Massachusetts Fund

Financial Instruments
Municipal Bonds	$—	$277,071,248	$—	$277,071,248
Mutual Funds	7,689,228	—	—	7,689,228
Total	$7,689,228	$277,071,248	$—	$284,760,476

Other Financial Instruments
Futures Contracts – Liabilities	$(165,162)	$—	$—	$(165,162)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The funds use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The funds may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The funds’ period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of the funds’ derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the funds at March 31, 2019 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)

Fund	Risk	Derivative Contracts	Liability Derivatives
Alabama Fund	Interest Rate	Interest Rate Futures	$(37,537)
Arkansas Fund	Interest Rate	Interest Rate Futures	(93,842)
California Fund	Interest Rate	Interest Rate Futures	(247,743)
Georgia Fund	Interest Rate	Interest Rate Futures	(52,552)
Maryland Fund	Interest Rate	Interest Rate Futures	(52,552)
Massachusetts Fund	Interest Rate	Interest Rate Futures	(165,162)

(a)

Values presented in this table for futures contracts correspond to the values reported in the funds’ Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the funds’ Statements of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2019 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(11,167)
Arkansas Fund	Interest Rate	(47,606)
California Fund	Interest Rate	(132,767)
Georgia Fund	Interest Rate	(25,478)
Maryland Fund	Interest Rate	(15,634)
Massachusetts Fund	Interest Rate	(88,511)

85

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the funds for the year ended March 31, 2019 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(37,537)
Arkansas Fund	Interest Rate	(93,842)
California Fund	Interest Rate	(247,743)
Georgia Fund	Interest Rate	(52,552)
Maryland Fund	Interest Rate	(52,552)
Massachusetts Fund	Interest Rate	(165,162)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Futures Contracts – The funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

86

Notes to Financial Statements – continued

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2019, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and derivative transactions, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/19	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$20,750	$160,700	$244,503	$19,398	$12,372	$500,500
Tax-exempt income	1,953,936	4,443,611	12,658,764	2,447,995	2,923,824	8,431,067
Total distributions	$1,974,686	$4,604,311	$12,903,267	$2,467,393	$2,936,196	$8,931,567

Year ended 3/31/18	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$22,206	$26,508	$238,000	$5,087	$27,500	$264,135
Tax-exempt income	2,011,134	4,914,199	12,224,734	2,361,474	2,989,366	8,653,926
Total distributions	$2,033,340	$4,940,707	$12,462,734	$2,366,561	$3,016,866	$8,918,061

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/19	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

Cost of investments	$60,084,845	$146,386,408	$389,367,184	$82,221,607	$85,095,707	$269,360,430
Gross appreciation	2,573,169	6,125,225	23,467,143	3,223,553	3,633,903	15,583,308
Gross depreciation	(76,802)	(172,399)	(407,185)	(110,747)	(104,297)	(348,424)
Net unrealized appreciation (depreciation)	$2,496,367	$5,952,826	$23,059,958	$3,112,806	$3,529,606	$15,234,884
Undistributed ordinary income	8,235	31,518	195,397	34,265	13,399	46,625
Undistributed tax-exempt income	220,979	492,999	1,135,367	236,595	504,957	845,038
Capital loss carryforwards	(1,097,925)	(6,134,210)	(4,715,841)	(1,614,262)	(2,920,563)	(5,294,927)
Other temporary differences	(171,184)	(383,329)	(1,111,827)	(224,014)	(258,042)	(791,220)

As of March 31, 2019, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Short-Term	$(670,711)	$(2,453,955)	$(3,352,384)	$(1,125,805)	$(1,757,918)	$(4,750,592)
Long-Term	(427,214)	(3,680,255)	(1,363,457)	(488,457)	(1,162,645)	(544,335)
Total	$(1,097,925)	$(6,134,210)	$(4,715,841)	$(1,614,262)	$(2,920,563)	$(5,294,927)

87

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund

	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)
Class A	$1,637,250	$1,772,980	$4,027,144	$4,433,561	$9,783,893	$9,605,732
Class B	6,813	9,435	70,976	119,869	44,491	67,932
Class C	—	—	—	—	552,726	886,006
Class I	289,817	243,364	479,446	382,264	2,189,523	1,871,451
Class R6	40,806	7,561	26,745	5,013	332,634	31,613
Total	$1,974,686	$2,033,340	$4,604,311	$4,940,707	$12,903,267	$12,462,734

	Georgia Fund		Maryland Fund		Massachusetts Fund

	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)
Class A	$1,999,684	$2,014,669	$2,502,266	$2,690,232	$6,793,890	$7,600,441
Class B	10,107	19,673	32,351	40,787	45,375	63,017
Class I	242,008	301,851	358,415	279,825	2,004,415	1,242,188
Class R6	215,594	30,368	43,164	6,022	87,887	12,415
Total	$2,467,393	$2,366,561	$2,936,196	$3,016,866	$8,931,567	$8,918,061

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2019, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$5,923	$15,134	$37,596	$7,950	$8,587	$25,777

The management fee incurred for the year ended March 31, 2019 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.90%	0.90%	0.83%
Class B	1.65%	1.65%	1.58%
Class I	0.65%	0.65%	0.58%
Class R6	0.59%	0.60%	0.53%

These written agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until July 31, 2019. For the year ended March 31, 2019, these reductions amounted to $110,627 for the Alabama Fund, $84,692 for the Georgia Fund, and $151,287 for the Maryland Fund and are included in the reduction of total expenses in the Statements of Operations.

88

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2019, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$5,154	$6,742	$17,000	$7,644	$4,720	$11,319

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$126,126
Arkansas Fund	—	0.25%	0.25%	0.10%	336,065
California Fund	—	0.25%	0.25%	0.10%	716,696
Georgia Fund	—	0.25%	0.25%	0.25%	166,150
Maryland Fund	—	0.25%	0.25%	0.24%	187,218
Massachusetts Fund	—	0.25%	0.25%	0.23%	505,093

	Class B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$2,725
Arkansas Fund	0.75%	0.25%	1.00%	0.85%	31,541
California Fund	0.75%	0.25%	1.00%	0.85%	16,644
Georgia Fund	0.75%	0.25%	1.00%	1.00%	4,436
Maryland Fund	0.75%	0.25%	1.00%	1.00%	12,495
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	17,458

	Class C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$219,482

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$128,851	$367,606	$952,822	$170,586	$199,713	$522,551

(d)

In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2019, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$1,079	$638	$4,244	$894	$5,560	$38,460
Class B	—	—	—	18	—	7
Class C	N/A	N/A	2	N/A	N/A	N/A

Arkansas Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2019. For the year ended March 31, 2019, these reductions amounted to $201,640 and $4,731 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2019. For the year ended March 31, 2019, these reductions amounted to $430,020 and $2,497 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

89

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2019, were as follows:

CDSC Imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$100	$1,493	$18,760	$3,296	$1,091	$1,548
Class B	464	2,227	5,279	510	670	551
Class C	N/A	N/A	2,054	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2019, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$2,896	$5,469	$18,981	$3,890	$11,032	$19,724
Percentage of average daily net assets	0.0048%	0.0036%	0.0050%	0.0048%	0.0126%	0.0075%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$44,823	$126,231	$314,940	$49,933	$59,878	$192,031

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2019 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0314%	0.0208%	0.0167%	0.0270%	0.0260%	0.0180%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2019 and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$434	$455	$970	$473	$817	$833

The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to the following at March 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$1,293	$1,242	$5,632	$1,464	$3,303	$3,275

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole

90

Notes to Financial Statements – continued

member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2019, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$102	$260	$669	$137	$145	$447

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On July 31, 2017, MFS purchased the following fund shares as an initial investment in the class:

Fund	Class	Shares	Amount
Alabama Fund	Class R6	5,123	$50,000
Arkansas Fund	Class R6	5,112	50,000
California Fund	Class R6	5,081	50,000
Georgia Fund	Class R6	5,092	50,000
Maryland Fund	Class R6	5,097	50,000
Massachusetts Fund	Class R6	5,118	50,000

(4)	Portfolio Securities

For the year ended March 31, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$14,724,477	$21,791,357	$85,626,268	$15,464,599	$11,850,686	$55,036,469
Sales	$11,029,032	$32,299,505	$55,267,155	$10,760,492	$11,971,176	$33,727,020

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	804,616	$8,024,625	809,769	$8,266,064	1,145,081	$11,032,471	1,393,307	$13,649,486

Class B	175	1,749	2,841	29,125	4,901	47,179	662	6,513

Class I	774,532	7,359,941	360,414	3,491,749	1,681,419	16,282,372	630,344	6,098,825
Class R6	52,986	505,469	133,560	1,276,761	28,821	277,124	84,577	811,251
	1,632,309	$15,891,784	1,306,584	$13,063,699	2,860,222	$27,639,146	2,108,890	$20,566,075

Shares issued to shareholders in reinvestment of distributions

Class A	142,690	$1,424,396	151,336	$1,538,485	387,669	$3,737,120	419,904	$4,104,584

Class B	568	5,673	785	7,988	7,284	70,267	11,890	116,380

Class I	20,801	198,014	19,041	184,477	40,451	387,097	29,232	283,547
Class R6	4,290	40,806	791	7,561	2,795	26,745	522	5,013
	168,349	$1,668,889	171,953	$1,738,511	438,199	$4,221,229	461,548	$4,509,524

Shares reacquired

Class A	(976,415)	$(9,734,286)	(1,202,847)	$(12,233,659)	(3,779,791)	$(36,577,667)	(2,080,752)	$(20,333,255)

Class B	(6,352)	(63,202)	(19,552)	(199,398)	(195,756)	(1,883,503)	(180,778)	(1,768,724)

Class I	(329,702)	(3,136,724)	(266,168)	(2,563,760)	(423,873)	(4,043,459)	(336,986)	(3,260,316)
Class R6	(62,247)	(590,887)	(927)	(8,839)	(13,572)	(129,238)	(5,148)	(49,232)
	(1,374,716)	$(13,525,099)	(1,489,494)	$(15,005,656)	(4,412,992)	$(42,633,867)	(2,603,664)	$(25,411,527)

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Notes to Financial Statements – continued

	Alabama Fund – continued				Arkansas Fund – continued

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change

Class A	(29,109)	$(285,265)	(241,742)	$(2,429,110)	(2,247,041)	$(21,808,076)	(267,541)	$(2,579,185)

Class B	(5,609)	(55,780)	(15,926)	(162,285)	(183,571)	(1,766,057)	(168,226)	(1,645,831)

Class I	465,631	4,421,231	113,287	1,112,466	1,297,997	12,626,010	322,590	3,122,056
Class R6	(4,971)	(44,612)	133,424	1,275,483	18,044	174,631	79,951	767,032
	425,942	$4,035,574	(10,957)	$(203,446)	(1,114,571)	$(10,773,492)	(33,226)	$(335,928)

	California Fund				Georgia Fund

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	11,751,370	$69,448,845	8,237,637	$49,705,465	1,355,979	$14,298,908	1,468,090	$15,790,486

Class B	26,721	156,765	18,531	111,865	5,192	54,901	2,221	23,684

Class C	1,020,829	6,069,419	822,298	4,978,525	—	—	—	—

Class I	4,575,310	43,948,441	3,155,280	30,933,095	383,666	3,659,719	728,282	7,105,132
Class R6	1,030,911	9,912,259	630,765	6,092,361	226,976	2,176,866	630,434	6,053,206
	18,405,141	$129,535,729	12,864,511	$91,821,311	1,971,813	$20,190,394	2,829,027	$28,972,508

Shares issued to shareholders in reinvestment of distributions

Class A	1,447,536	$8,571,006	1,402,632	$8,436,925	174,154	$1,837,427	173,576	$1,863,233

Class B	7,479	44,280	10,639	64,039	721	7,638	1,575	16,994

Class C	80,958	481,001	130,437	787,456	—	—	—	—

Class I	153,419	1,479,674	118,741	1,162,064	18,063	172,725	25,137	244,895
Class R6	34,521	332,634	3,275	31,613	22,528	215,594	3,166	30,368
	1,723,913	$10,908,595	1,665,724	$10,482,097	215,466	$2,233,384	203,454	$2,155,490

Shares reacquired

Class A	(9,481,467)	$(55,947,273)	(5,929,975)	$(35,649,046)	(1,189,748)	$(12,514,426)	(1,146,389)	$(12,297,574)

Class B	(106,830)	(630,692)	(156,434)	(940,374)	(21,842)	(231,125)	(53,913)	(580,193)

Class C	(2,676,276)	(15,863,179)	(1,305,709)	(7,905,042)	—	—	—	—

Class I	(2,510,569)	(24,060,626)	(1,800,648)	(17,539,480)	(306,615)	(2,920,884)	(812,325)	(7,835,695)
Class R6	(385,179)	(3,694,008)	(13,494)	(130,140)	(115,600)	(1,104,908)	(10,026)	(96,150)
	(15,160,321)	$(100,195,778)	(9,206,260)	$(62,164,082)	(1,633,805)	$(16,771,343)	(2,022,653)	$(20,809,612)

Net change

Class A	3,717,439	$22,072,578	3,710,294	$22,493,344	340,385	$3,621,909	495,277	$5,356,145

Class B	(72,630)	(429,647)	(127,264)	(764,470)	(15,929)	(168,586)	(50,117)	(539,515)

Class C	(1,574,489)	(9,312,759)	(352,974)	(2,139,061)	—	—	—	—

Class I	2,218,160	21,367,489	1,473,373	14,555,679	95,114	911,560	(58,906)	(485,668)
Class R6	680,253	6,550,885	620,546	5,993,834	133,904	1,287,552	623,574	5,987,424
	4,968,733	$40,248,546	5,323,975	$40,139,326	553,474	$5,652,435	1,009,828	$10,318,386

	Maryland Fund				Massachusetts Fund

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	1,210,203	$12,837,273	772,578	$8,329,528	3,779,063	$40,886,507	3,212,751	$35,505,829

Class B	15,694	166,296	14,138	153,439	10,930	119,307	12,809	142,691

Class I	557,025	5,340,122	591,563	5,744,878	3,601,166	34,166,606	3,690,665	35,539,210
Class R6	47,879	458,594	100,011	962,936	175,388	1,665,389	213,149	2,037,209
	1,830,801	$18,802,285	1,478,290	$15,190,781	7,566,547	$76,837,809	7,129,374	$73,224,939

92

Notes to Financial Statements – continued

	Maryland Fund – continued				Massachusetts Fund – continued

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions

Class A	191,420	$2,033,205	203,713	$2,201,139	547,516	$5,943,231	596,855	$6,606,225

Class B	2,722	28,905	3,415	36,891	3,844	41,796	4,929	54,684

Class I	26,720	256,056	23,617	230,054	178,163	1,692,561	98,808	955,755
Class R6	4,506	43,164	626	6,022	9,244	87,887	1,300	12,413
	225,368	$2,361,330	231,371	$2,474,106	738,767	$7,765,475	701,892	$7,629,077

Shares reacquired

Class A	(1,639,579)	$(17,356,831)	(1,223,084)	$(13,203,615)	(4,144,935)	$(44,772,721)	(3,966,535)	$(43,809,322)

Class B	(30,242)	(321,145)	(41,792)	(450,918)	(34,512)	(375,384)	(74,742)	(830,470)

Class I	(328,658)	(3,142,092)	(314,228)	(3,049,210)	(1,862,808)	(17,614,182)	(1,030,429)	(9,944,303)
Class R6	(16,897)	(161,435)	(644)	(6,184)	(63,863)	(604,211)	(6,652)	(63,614)
	(2,015,376)	$(20,981,503)	(1,579,748)	$(16,709,927)	(6,106,118)	$(63,366,498)	(5,078,358)	$(54,647,709)

Net change

Class A	(237,956)	$(2,486,353)	(246,793)	$(2,672,948)	181,644	$2,057,017	(156,929)	$(1,697,268)

Class B	(11,826)	(125,944)	(24,239)	(260,588)	(19,738)	(214,281)	(57,004)	(633,095)

Class I	255,087	2,454,086	300,952	2,925,722	1,916,521	18,244,985	2,759,044	26,550,662
Class R6	35,488	340,323	99,993	962,774	120,769	1,149,065	207,797	1,986,008
	40,793	$182,112	129,913	$954,960	2,199,196	$21,236,786	2,752,908	$26,206,307

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see each fund’s prospectus for details.

Effective June 1, 2019, purchases of each fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2019, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$325	$904	$2,154	$456	$516	$1,487
Interest Expense	—	—	—	—	—	—

93

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2019, are as follows:

		Affiliated Issuer - MFS Institutional Money Market Portfolio
		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Alabama Fund		305,813	19,469,127	(19,507,769)	267,171
Arkansas Fund		41,886	34,626,899	(31,652,185)	3,016,600
California Fund		1,958,965	96,491,816	(86,884,635)	11,566,146
Georgia Fund		670,961	22,053,494	(21,438,108)	1,286,347
Maryland Fund		2,280,061	20,614,681	(21,091,453)	1,803,289
Massachusetts Fund		932,882	65,199,667	(58,443,321)	7,689,228

	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$(66)	$(28)	$—	$17,829	$267,171
Arkansas Fund	276	213	—	27,866	3,016,600
California Fund	67	448	—	154,198	11,566,146
Georgia Fund	(103)	5	—	28,435	1,286,347
Maryland Fund	(136)	92	—	22,076	1,803,289
Massachusetts Fund	128	176	—	83,764	7,689,228

94

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

95

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since
				July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

97

Trustees and Officers – continued

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

98

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). Each fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	98.95%
Arkansas Fund	96.51%
California Fund	98.11%
Georgia Fund	99.21%
Maryland Fund	99.58%
Massachusetts Fund	94.40%

99

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

100

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

101

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

March 31, 2019

MFS® Municipal Series Trust

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MSTB-ANN

MFS® Municipal Series Trust

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit. But concern over those issues dissipated in the early months of 2019 due to a more dovish posture by the U.S. Federal Reserve and other global central banks, progress toward a trade pact between the United States and China, and a consensus forming in the British Parliament against a no-deal Brexit, though exactly how the United Kingdom will withdraw from the European Union remains highly uncertain. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slowing global growth. Inflation remains largely subdued globally, though tight labor markets are keeping investors on the lookout for its potential reappearance. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. If the U.S. and China reach a comprehensive trade agreement, activity could rebound later this year.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.1%
General Obligations – General Purpose	17.9%
State & Local Agencies	12.4%
Healthcare Revenue – Hospitals	11.0%
General Obligations – Schools	8.2%

Composition including fixed income credit quality (a)(i)
AAA	3.9%
AA	50.1%
A	26.1%
BBB	7.7%
BB	4.4%
CC	0.2%
C	3.9%
D	0.4%
Not Rated	3.9%
Cash & Cash Equivalents	(0.6)%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	13.0 yrs.

Jurisdiction (i)
Mississippi	74.8%
Puerto Rico	7.5%
Massachusetts	3.1%
Guam	2.6%
Illinois	2.2%
New York	1.6%
California	1.5%
South Carolina	1.1%
Michigan	1.0%
New Hampshire	0.9%
Alabama	0.6%
Virginia	0.6%
Colorado	0.5%
Texas	0.5%
Kentucky	0.5%
Maryland	0.4%
Tennessee	0.3%
Washington	0.3%
Florida	0.3%
New Jersey	0.2%
Pennsylvania	0.1%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	15.7%
Tax Assessment	11.2%
Healthcare Revenue – Hospitals	8.3%
State & Local Agencies	8.1%
Miscellaneous Revenue – Other	7.2%

Composition including fixed income credit quality (a)(i)
AAA	9.4%
AA	28.8%
A	28.5%
BBB	16.9%
BB	2.3%
CCC	0.5%
CC	0.2%
C	3.8%
D	0.9%
Not Rated	6.6%
Cash & Cash Equivalents	1.1%
Other	1.0%

Portfolio facts (i)
Average Duration (d)	7.2
Average Effective Maturity (m)	17.5 yrs.

Jurisdiction (i)
New York	83.3%
Puerto Rico	6.7%
Guam	2.2%
Illinois	1.7%
Colorado	1.1%
Texas	0.8%
Florida	0.8%
Michigan	0.7%
Pennsylvania	0.5%
Ohio	0.3%
Washington	0.2%
Indiana	0.2%
Louisiana	0.2%
New Jersey	0.1%
Wisconsin	0.1%
Mississippi (o)	0.0%
New Hampshire (o)	0.0%
U.S. Treasury Securities (j)	(1.0)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (1.0)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.3%
Healthcare Revenue – Hospitals	18.2%
State & Local Agencies	15.5%
Water & Sewer Utility Revenue	8.4%
Airport Revenue	6.0%

Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	39.4%
A	27.9%
BBB	10.7%
BB	1.7%
CCC	0.5%
CC	0.7%
C	3.0%
D	0.5%
Not Rated	6.1%
Cash & Cash Equivalents	2.4%
Other	2.4%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	15.5 yrs.

Jurisdiction (i)
North Carolina	72.9%
Puerto Rico	7.5%
California	2.9%
Guam	2.1%
Illinois	2.1%
Pennsylvania	1.9%
New York	1.5%
Virginia	1.0%
Tennessee	0.8%
Texas	0.7%
New Hampshire	0.5%
Maryland	0.4%
Colorado	0.4%
South Carolina	0.4%
Massachusetts	0.4%
Ohio	0.4%
Michigan	0.3%
Florida	0.3%
Indiana	0.3%
Washington	0.2%
Louisiana	0.2%
U.S. Virgin Islands	0.2%
New Jersey	0.1%
Wisconsin	0.1%
U.S. Treasury Securities (j)	(2.4)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.4)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	19.5%
Universities – Colleges	13.5%
General Obligations – Schools	11.8%
Water & Sewer Utility Revenue	9.1%
State & Local Agencies	6.7%

Composition including fixed income credit quality (a)(i)
AAA	0.8%
AA	23.7%
A	43.6%
BBB	13.9%
BB	5.8%
CCC	0.2%
CC	0.1%
C	2.9%
D	0.5%
Not Rated	5.8%
Cash & Cash Equivalents	0.4%
Other	2.3%

Portfolio facts (i)
Average Duration (d)	6.9
Average Effective Maturity (m)	16.5 yrs.

Jurisdiction (i)
Pennsylvania	81.0%
Puerto Rico	6.1%
California	2.7%
Illinois	2.2%
Guam	1.3%
Colorado	1.2%
Michigan	1.2%
Florida	0.7%
Tennessee	0.7%
Texas	0.7%
Kentucky	0.6%
Indiana	0.3%
Georgia	0.2%
Louisiana	0.2%
Nebraska	0.2%
New Jersey	0.2%
Wisconsin	0.1%
New Hampshire (o)	0.0%
U.S. Treasury Securities (j)	(2.3)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.3)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.7%
Water & Sewer Utility Revenue	15.5%
State & Local Agencies	11.2%
General Obligations – Schools	6.1%
Universities – Colleges	6.0%

Composition including fixed income credit quality (a)(i)
AAA	2.8%
AA	27.8%
A	48.6%
BBB	6.0%
BB	1.3%
CCC	0.2%
CC	0.1%
C	3.3%
D	0.6%
Not Rated	4.6%
Cash & Cash Equivalents	2.3%
Other	2.4%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	14.2 yrs.

Jurisdiction (i)
South Carolina	75.5%
Puerto Rico	6.7%
Illinois	2.3%
California	1.6%
Pennsylvania	1.6%
Guam	1.1%
New York	1.1%
Tennessee	0.9%
Kentucky	0.8%
Michigan	0.7%
Florida	0.6%
Texas	0.6%
Alabama	0.6%
Colorado	0.5%
New Hampshire	0.5%
Virginia	0.5%
Nebraska	0.4%
Maryland	0.4%
Massachusetts	0.4%
New Jersey	0.2%
Georgia	0.2%
Washington	0.2%
Louisiana	0.2%
Indiana	0.1%
Ohio (o)	0.0%
U.S. Treasury Securities (j)	(2.4)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.4)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	23.9%
General Obligations – General Purpose	11.9%
Water & Sewer Utility Revenue	9.4%
Universities – Colleges	9.3%
Utilities – Municipal Owned	6.0%

Composition including fixed income credit quality (a)(i)
AAA	3.7%
AA	32.2%
A	34.3%
BBB	14.2%
BB	3.7%
CC	0.2%
C	3.4%
D	0.5%
Not Rated	5.6%
Cash & Cash Equivalents	(0.2)%
Other	2.4%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	14.4 yrs.

Jurisdiction (i)
Tennessee	73.7%
Puerto Rico	7.0%
Guam	3.7%
New York	2.5%
Illinois	2.1%
Pennsylvania	1.8%
California	1.3%
Kentucky	1.2%
Florida	1.1%
South Carolina	0.8%
Alabama	0.6%
New Hampshire	0.5%
Virginia	0.5%
U.S. Virgin Islands	0.5%
Colorado	0.5%
Maryland	0.5%
Massachusetts	0.5%
New Jersey	0.4%
Georgia	0.3%
Nebraska	0.3%
Michigan	0.2%
Texas	0.1%
Mississippi	0.1%
U.S. Treasury Securities (j)	(2.4)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.4)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	13.9%
Universities – Colleges	12.9%
State & Local Agencies	12.5%
Water & Sewer Utility Revenue	11.5%
Transportation – Special Tax	9.5%

Composition including fixed income credit quality (a)(i)
AAA	16.1%
AA	40.1%
A	16.3%
BBB	12.4%
BB	0.8%
B	1.7%
CCC	0.3%
CC	0.3%
C	4.0%
D	0.4%
Not Rated	5.3%
Cash & Cash Equivalents	1.4%
Other	0.9%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	15.5 yrs.

Jurisdiction (i)
Virginia	73.9%
Puerto Rico	6.9%
Washington DC	5.8%
Illinois	2.6%
Guam	2.1%
New York	1.4%
Pennsylvania	1.2%
Tennessee	1.1%
Colorado	1.0%
Ohio	0.9%
Massachusetts	0.6%
Connecticut	0.5%
Maryland	0.4%
California	0.4%
Texas	0.4%
Washington	0.3%
Louisiana	0.3%
New Hampshire	0.2%
Michigan	0.1%
Indiana	0.1%
U.S. Treasury Securities (j)	(2.5)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)

For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (2.5)%, which reduce the fund’s interest rate exposure but not its credit exposure.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	16.4%
Universities – Colleges	14.8%
Water & Sewer Utility Revenue	13.5%
Miscellaneous Revenue – Other	11.0%
State & Local Agencies	8.5%

Composition including fixed income credit quality (a)(i)
AAA	3.0%
AA	25.9%
A	47.6%
BBB	8.2%
BB	2.3%
CC	1.2%
C	3.7%
D	0.1%
Not Rated	7.7%
Cash & Cash Equivalents	0.3%

Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	14.3 yrs.

Jurisdiction (i)
West Virginia	72.3%
Puerto Rico	7.2%
New York	3.1%
Guam	3.0%
Illinois	2.0%
California	1.6%
Florida	1.3%
Kentucky	1.1%
U.S. Virgin Islands	1.0%
Massachusetts	1.0%
Michigan	0.9%
South Carolina	0.8%
Tennessee	0.7%
Texas	0.7%
Alabama	0.6%
Utah	0.6%
Washington	0.5%
Maryland	0.4%
Indiana	0.4%
New Jersey	0.2%
Pennsylvania	0.2%
Mississippi	0.1%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2019, Class A shares, at net asset value, of the municipal bond funds of Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia underperformed the Bloomberg Barclays Municipal Bond Index. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Led by weakness in China and Europe, the global economy decelerated during the reporting period, as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell, and credit spreads widened, fueled in part by interest rate concerns. In December, the US Federal Reserve (Fed) lifted rates for the fourth time in 2018 and indicated its intention to hike several more times, while allowing its balance sheet to run off at its predetermined pace.

Slowing global growth, rising trade tensions, abating inflationary pressures and increasing market volatility prompted the Fed to reverse course at the end of the period and indicate that its policy was on hold. The Fed also indicated that it would maintain a larger balance sheet than it had previously indicated. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally tilted more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019, as it had earlier projected, while extending a refinancing facility for eurozone banks.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture and hopes grew for a trade deal between the US and China.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward a rapidly approaching Brexit, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less market-friendly approach of Mexico’s new president Andrés Manuel López Obrador. For much of the period, the contentious US-China trade relationship was a drag on global sentiment. Signs of progress toward a resolution helped steady markets late in the period while China’s economy showed tentative signs of stabilizing.

Over the reporting period, municipal bonds provided solid positive returns with the lower-quality and longer-duration segments performing especially well. Reduced primary market supply generally supported municipal bonds during the period, as supply was impacted in 2018, consequent of issuances pulled forward into 2017 before, and in anticipation of, proposed tax law changes. Further limiting issuance in calendar year 2018 and into 2019, were tax law changes which eliminated pre-refundings, where the proceeds had been used to advance refund previously-issued debt. Also of note, Puerto Rican bonds recovered strongly, boosted by ongoing progress in restructuring negotiations.

Fundamentals in municipals were generally stable for the period, due to stable to improving tax revenue.

Factors Affecting Performance

Across all funds, security selection within “AA” rated (r) securities hindered performance relative to the Bloomberg Barclays Municipal Bond Index. Additionally, bond selection in the education sector weakened relative returns within the municipal bond funds of New York, North Carolina, Pennsylvania, Virginia and West Virginia. Lastly, security selection within the health care sector dampened relative performance in all funds, with the exception of the municipal bond funds of Mississippi and Virginia, where it positively impacted relative returns.

In contrast, an out-of-benchmark exposure to Puerto Rican bonds, across all funds, benefited relative performance.

Respectfully,

Portfolio Manager(s)

Michael Dawson

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/19

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	8/06/92	4.47%	3.33%	4.15%	N/A

B	9/07/93	3.79%	2.65%	3.43%	N/A

I	4/01/16	4.67%	N/A	N/A	2.11%
R6	8/01/17	4.74%	N/A	N/A	2.60%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.03%	2.44%	3.70%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.21)%	2.29%	3.43%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	6/06/88	4.82%	4.04%	4.54%	N/A

B	9/07/93	4.05%	3.27%	3.77%	N/A

C	12/11/00	3.95%	3.27%	3.75%	N/A

I	4/01/16	5.13%	N/A	N/A	2.88%
R6	8/01/17	5.19%	N/A	N/A	3.15%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.37%	3.14%	4.09%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.05%	2.92%	3.77%	N/A
C With CDSC (1% for 12 months) (v)		2.95%	3.27%	3.75%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	4.23%	3.37%	4.08%	N/A

B	9/07/93	3.46%	2.60%	3.30%	N/A

C	1/03/94	3.45%	2.59%	3.30%	N/A

I	4/01/16	4.46%	N/A	N/A	2.40%
R6	8/01/17	4.54%	N/A	N/A	2.79%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.20)%	2.47%	3.63%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.54)%	2.23%	3.30%	N/A
C With CDSC (1% for 12 months) (v)		2.45%	2.59%	3.30%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	2/01/93	4.73%	4.14%	4.73%	N/A

B	9/07/93	3.95%	3.35%	3.93%	N/A

I	4/01/16	4.88%	N/A	N/A	2.98%
R6	8/01/17	4.94%	N/A	N/A	3.42%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.28%	3.24%	4.28%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.05)%	3.00%	3.93%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	4.39%	3.41%	4.03%	N/A

B	9/07/93	3.70%	2.66%	3.26%	N/A

I	4/01/16	4.71%	N/A	N/A	2.35%
R6	8/01/17	4.77%	N/A	N/A	2.89%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.05)%	2.52%	3.58%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.30)%	2.30%	3.26%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	8/12/88	4.52%	3.32%	4.06%	N/A

B	9/07/93	3.75%	2.56%	3.28%	N/A

I	4/01/16	4.75%	N/A	N/A	2.36%
R6	8/01/17	4.84%	N/A	N/A	2.76%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.08%	2.43%	3.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.25)%	2.19%	3.28%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	4.67%	3.50%	4.21%	N/A

B	9/07/93	3.80%	2.71%	3.43%	N/A

C	1/03/94	3.89%	2.72%	3.43%	N/A

I	4/01/16	4.82%	N/A	N/A	2.47%
R6	8/01/17	5.01%	N/A	N/A	3.01%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.22%	2.60%	3.76%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.20)%	2.34%	3.43%	N/A
C With CDSC (1% for 12 months) (v)		2.89%	2.72%	3.43%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	4.09%	3.31%	4.05%	N/A

B	9/07/93	3.40%	2.53%	3.27%	N/A

I	4/01/16	4.44%	N/A	N/A	2.37%
R6	8/01/17	4.42%	N/A	N/A	2.74%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.34)%	2.41%	3.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.60)%	2.17%	3.27%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2018 through March 31, 2019

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2018 through March 31, 2019.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.85%	$1,000.00	$1,036.82	$4.32
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.50%	$1,000.00	$1,032.36	$7.60
	Hypothetical (h)	1.50%	$1,000.00	$1,017.45	$7.54
I	Actual	0.75%	$1,000.00	$1,037.33	$3.81
	Hypothetical (h)	0.75%	$1,000.00	$1,021.19	$3.78
R6	Actual	0.68%	$1,000.00	$1,037.60	$3.45
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.88%	$1,000.00	$1,039.39	$4.47
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
B	Actual	1.63%	$1,000.00	$1,035.60	$8.27
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
C	Actual	1.63%	$1,000.00	$1,035.55	$8.27
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
I	Actual	0.63%	$1,000.00	$1,041.36	$3.21
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R6	Actual	0.57%	$1,000.00	$1,041.66	$2.90
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.85%	$1,000.00	$1,036.37	$4.32
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.61%	$1,000.00	$1,031.64	$8.15
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10
C	Actual	1.61%	$1,000.00	$1,031.61	$8.15
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10
I	Actual	0.61%	$1,000.00	$1,037.42	$3.10
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07
R6	Actual	0.53%	$1,000.00	$1,037.82	$2.69
	Hypothetical (h)	0.53%	$1,000.00	$1,022.29	$2.67

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS New York Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS North Carolina Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.81%	$1,000.00	$1,036.77	$4.11
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08
B	Actual	1.56%	$1,000.00	$1,033.90	$7.91
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
I	Actual	0.71%	$1,000.00	$1,038.20	$3.61
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
R6	Actual	0.64%	$1,000.00	$1,038.57	$3.25
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.84%	$1,000.00	$1,036.53	$4.26
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$1,032.68	$8.06
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
I	Actual	0.59%	$1,000.00	$1,037.27	$3.00
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.53%	$1,000.00	$1,037.55	$2.69
	Hypothetical (h)	0.53%	$1,000.00	$1,022.29	$2.67

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.88%	$1,000.00	$1,035.33	$4.47
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
B	Actual	1.63%	$1,000.00	$1,031.52	$8.26
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
I	Actual	0.63%	$1,000.00	$1,035.76	$3.20
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R6	Actual	0.56%	$1,000.00	$1,036.09	$2.84
	Hypothetical (h)	0.56%	$1,000.00	$1,022.14	$2.82

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.84%	$1,000.00	$1,037.94	$4.27
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.60%	$1,000.00	$1,034.09	$8.11
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05
C	Actual	1.60%	$1,000.00	$1,034.07	$8.11
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05
I	Actual	0.60%	$1,000.00	$1,038.23	$3.05
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R6	Actual	0.52%	$1,000.00	$1,039.71	$2.64
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.86%	$1,000.00	$1,035.01	$4.36
	Hypothetical (h)	0.86%	$1,000.00	$1,020.64	$4.33
B	Actual	1.62%	$1,000.00	$1,031.11	$8.20
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.62%	$1,000.00	$1,036.63	$3.15
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13
R6	Actual	0.54%	$1,000.00	$1,035.91	$2.74
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Virginia Municipal Bond Fund, expense ratios include 0.04% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

For the MFS West Virginia Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

3/31/19

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.7%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$115,000	$125,011
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	75,000	80,269
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	50,371
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	230,000	259,513
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	35,000	39,003
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	60,000	66,497
		$620,664
General Obligations - General Purpose - 17.6%
Biloxi, MS, Development Bank Special Obligation, 4%, 3/01/2037	$500,000	$536,530
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/2031 (Prerefunded 10/01/2021)	625,000	687,600
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	35,000	36,141
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	40,000	41,356
Hattiesburg, MS, Development Bank Special Obligation, 5.25%, 2/01/2049	750,000	886,110
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 3/01/2020	620,000	638,947
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	1,000,000	1,241,440
Mississippi Development Bank Special Obligation (Hinds County), 5%, 11/01/2032	500,000	590,085
Mississippi Development Bank Special Obligation (Hinds County), 4%, 11/01/2042	500,000	524,000
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2031	1,000,000	1,173,640
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2032	1,000,000	1,168,450
Mississippi Development Bank Special Obligation (Vicksburg, Mississippi Sports Complex General Obligation Bond Project), BAM, 5%, 7/01/2048	1,000,000	1,147,710
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	150,000	157,956
State of California, 6%, 11/01/2039	700,000	718,340
State of Illinois, 5%, 11/01/2027	200,000	221,834
State of Illinois, “D”, 5%, 11/01/2028	195,000	215,169

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
State of Mississippi, “A”, 5%, 10/01/2033	$1,000,000	$1,197,680
State of Mississippi, “A”, 5%, 11/01/2036	1,000,000	1,171,750
State of Mississippi, “B”, 5%, 12/01/2033	1,000,000	1,183,980
State of Mississippi, “D”, 4%, 12/01/2030	1,000,000	1,126,170
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/2030 (Prerefunded 10/01/2021)	1,000,000	1,085,730
		$15,750,618
General Obligations - Schools - 8.1%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$20,000	$23,068
Clinton, MS, Development Bank Special Obligation (Public School District General Obligation Project), 4%, 4/01/2036	500,000	545,665
Lamar County, MS, School District, 5%, 9/01/2031 (Prerefunded 9/01/2023)	1,095,000	1,251,530
Mississippi Development Bank Special Obligation (Canton Public School District), AGM, 5%, 12/01/2031	1,000,000	1,159,550
Mississippi Development Bank Special Obligation (Clinton Public School District), 4%, 4/01/2037	500,000	542,795
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2031	500,000	566,445
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2032	500,000	565,845
Mississippi Development Bank Special Obligation (Jackson Public School District), BAM, 5.25%, 10/01/2037	1,000,000	1,185,530
Rankin County, MS, Development Bank Special Obligation, (School District General Obligation Project), 4%, 6/01/2043	750,000	786,075
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/2035	1,020,000	621,608
		$7,248,111
Healthcare Revenue - Hospitals - 10.8%
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	$500,000	$571,815
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	325,000	331,415
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	380,000	400,968
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 4%, 7/01/2041	535,000	564,537

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	$60,000	$63,403
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	20,000	21,044
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 10/01/2036	500,000	528,785
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,000,000	1,087,040
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 10/01/2039	2,100,000	2,182,803
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2/01/2035	1,000,000	1,008,580
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 1/01/2029	1,000,000	1,021,020
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	215,000	219,711
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	550,000	562,386
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	655,000	668,886
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	135,000	139,084
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	75,000	75,942
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	185,000	187,420
		$9,634,839
Industrial Revenue - Paper - 0.9%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$750,000	$834,900

Miscellaneous Revenue - Other - 0.3%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$110,000	$129,153
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	85,000	98,541
		$227,694

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - 1.2%
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 8/20/2048	$1,000,000	$1,041,050

Sales & Excise Tax Revenue - 4.2%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$640,000	$710,694
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	450,000	462,398
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	295,000	307,251
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	595,000	651,626
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	750,000	975,750
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	7,000	7,077
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	2,000	1,968
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	27,000	25,601
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	130,000	128,447
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	36,000	31,770
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	14,000	12,250
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	3,000	2,519
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	38,000	28,334
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	7,000	4,642
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	346,000	204,687
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	308,000	163,449
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	98,000	21,080
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	82,000	12,974
		$3,752,517

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing - State - 2.6%
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 12/01/2031	$730,000	$742,191
Mississippi Home Corp., Single Family Mortgage Rev., “A”, 3.75%, 12/01/2035	750,000	780,893
Mississippi Home Corp., Single Family Mortgage Rev., “A”, FNMA, 3.875%, 12/01/2043	750,000	769,260
		$2,292,344
State & Local Agencies - 12.2%
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	$25,000	$29,263
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	25,000	29,161
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	10,000	11,623
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 7/01/2039	1,000,000	1,009,930
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	340,000	393,720
Mississippi Development Bank Special Obligation, ASSD GTY, 4.75%, 10/01/2028	270,000	273,656
Mississippi Development Bank Special Obligation (Capital Projects), AGM, 5%, 7/01/2027	640,000	641,715
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 8/01/2027 (Prerefunded 8/01/2020)	1,000,000	1,049,600
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2023	345,000	368,118
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2024	360,000	383,058
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2025	380,000	403,134
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2029	500,000	549,905
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2030	500,000	548,775
Mississippi Development Bank Special Obligation (Harrison County), ASSD GTY, 4.75%, 10/01/2028 (Prerefunded 10/01/2019)	850,000	863,804
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 7/01/2022 (Prerefunded 7/01/2021)	500,000	537,480

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Laurel Highway Refunding Project), “B”, 4%, 1/01/2022	$735,000	$777,564
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/2036	500,000	531,340
Mississippi Development Bank Special Obligation (Singing River Health System), 5.375%, 7/01/2036 (Prerefunded 7/01/2021)	500,000	541,600
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 7/01/2031 (Prerefunded 1/01/2020)	1,200,000	1,229,112
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	390,000	450,430
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	280,000	292,435
		$10,915,423
Tax - Other - 5.4%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$455,000	$512,239
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	125,000	128,244
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	40,000	41,104
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project), “B”, 5%, 10/01/2023	870,000	944,463
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	510,000	510,265
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	315,000	349,745
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2036	1,195,000	457,123
State of Mississippi, Gaming Tax Rev., “A”, 4%, 10/15/2038	1,000,000	1,054,140
State of Mississippi, Gaming Tax Rev., “E”, 5%, 10/15/2030	750,000	866,408
		$4,863,731
Tobacco - 0.5%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$420,000	$459,232

Toll Roads - 0.6%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$160,000	$175,622
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	310,000	332,900
		$508,522

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 4.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	$1,135,000	$1,271,893
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	10,000	10,041
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	910,000	982,718
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	185,000	202,571
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	255,000	271,108
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	555,000	620,412
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2019	30,000	29,723
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	35,000	33,159
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	165,000	191,159
		$3,612,784
Universities - Colleges - 18.0%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034 (Prerefunded 9/01/2019)	$1,000,000	$1,015,050
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039 (Prerefunded 9/01/2019)	920,000	934,324
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 3/01/2034 (Prerefunded 3/01/2020)	1,500,000	1,547,880
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	920,000	1,176,017
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AAC, 5.5%, 12/01/2023	750,000	827,032
Mississippi State University, Educational Building Corp. Refunding Rev. (Mississippi State University Facilities Refinancing), “A”, 4%, 8/01/2043	600,000	631,578
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	1,000,000	1,153,010
Mississippi State University, Educational Building Corp. Rev. (Residence Hall Construction and Refunding Project), 5%, 8/01/2036 (Prerefunded 8/01/2021)	1,585,000	1,711,927

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
New York Dormitory Authority Rev. (New York University), “1”, AAC, 5.5%, 7/01/2040	$590,000	$796,052
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	10,000	9,983
S.M. Educational Building Corp. Rev. (Facilities Refinancing Project), 5%, 9/01/2034	480,000	557,045
S.M. Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 9/01/2035	1,000,000	1,157,250
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 4%, 6/01/2047	1,000,000	1,040,950
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 5%, 6/01/2047	1,250,000	1,422,000
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 11/01/2034 (Prerefunded 11/01/2019)	715,000	728,335
University of Southern Mississippi, COP (Parking Facilities Project), 5.125%, 9/15/2039 (Prerefunded 9/15/2019)	490,000	497,958
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 3/01/2028	745,000	863,850
		$16,070,241
Universities - Dormitories - 1.1%
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 6/01/2039 (Prerefunded 6/01/2019)	$1,000,000	$1,005,190

Utilities - Investor Owned - 0.4%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$370,000	$386,661

Utilities - Municipal Owned - 2.9%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	$315,000	$352,245
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	75,000	82,915
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	85,000	93,773
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	155,000	155,563
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), 4.7%, 7/01/2027 (Prerefunded 7/01/2019)	155,000	156,231
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), 4.75%, 7/01/2028 (Prerefunded 7/01/2019)	100,000	100,806
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), 4.85%, 7/01/2029 (Prerefunded 7/01/2019)	485,000	489,030

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), AGM, 5%, 3/01/2035	$500,000	$569,840
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	15,000	15,004
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	80,000	80,015
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	10,000	10,012
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	60,000	60,065
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	55,000	58,880
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	105,000	113,035
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	200,000	214,414
		$2,551,828
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$185,000	$197,512
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	95,000	103,847
		$301,359
Water & Sewer Utility Revenue - 7.0%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$30,000	$33,057
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	285,000	299,318
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	145,000	157,556
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	30,000	32,971
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	30,000	32,360
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/2040	2,000,000	2,243,200
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	25,000	27,919
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	30,000	33,213
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	15,000	16,722

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	$35,000	$38,838
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	750,000	892,080
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), “A”, AGM, 5%, 9/01/2023	1,220,000	1,307,584
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	1,000,000	1,132,360
		$6,247,178
Total Municipal Bonds (Identified Cost, $84,669,275)		$88,324,886

Trust Units - 0.6%
Sales & Excise Tax Revenue - 0.6%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	422	$369
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	25,321	20,795
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	112,989	98,865
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	36,095	31,583
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	108,284	94,749
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	3,980	3,269
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	12,087	10,576
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	64,838	53,248
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	232,919	203,804
Total Trust Units (Identified Cost, $559,670)		$517,258

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $697,596)	697,666	$697,666

Other Assets, Less Liabilities - (0.2)%		(151,787)
Net Assets - 100.0%		$89,388,023

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/19

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.2%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.3%
Albany County, NY, Airport Authority Rev., “A”, 5%, 12/15/2043	$1,500,000	$1,742,070
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	450,000	482,126
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	105,000	111,821
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	245,000	266,327
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	170,000	181,944
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2028	650,000	729,645
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2029	500,000	559,515
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2035	1,000,000	1,172,620
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2038	1,000,000	1,158,370
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	1,160,000	1,229,762
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	100,742
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	15,000	16,925
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	89,149
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	130,000	144,076
		$7,985,092
General Obligations - General Purpose - 6.7%
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	$45,000	$47,788
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	550,000	563,821
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	165,000	168,470
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	105,000	108,558
Nassau County, NY, General Improvement, “B”, 5%, 4/01/2023	1,820,000	2,049,338

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Nassau County, NY, General Improvement, “B”, AGM, 5%, 7/01/2035	$2,175,000	$2,583,508
Nassau County, NY, General Improvement, “B”, AGM, 5%, 7/01/2037	3,000,000	3,536,670
New York, NY, “B-1”, 5%, 12/01/2041	3,000,000	3,465,930
New York, NY, “D-1”, 5%, 12/01/2038	2,000,000	2,395,040
New York, NY, “J”, FGIC, 5.5%, 2/15/2026	5,000	5,015
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	115,000	121,100
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	270,000	270,289
State of Illinois, 5%, 11/01/2027	510,000	565,677
State of Illinois, “D”, 5%, 11/01/2028	450,000	496,544
		$16,377,748
Healthcare Revenue - Hospitals - 8.2%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2026	$450,000	$518,535
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2027	300,000	344,124
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2029	590,000	671,202
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems), “A”, 5%, 7/01/2044	1,000,000	1,100,550
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 5%, 11/01/2037	2,000,000	2,253,060
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	215,000	206,400
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	245,000	235,200
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	125,000	132,090
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	40,000	42,087
Monroe County, NY, Industrial Development Corp. Rev. (Rochester General Hospital Project), 5%, 12/01/2046	2,000,000	2,245,340
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2032	1,000,000	1,101,280
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	35,000	35,916

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	$170,000	$187,530
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 8/15/2034 (Prerefunded 8/15/2019)	1,970,000	2,004,219
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2026	2,000,000	2,078,700
New York Dormitory Authority Rev., Non- State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 7/01/2025 (Prerefunded 7/01/2020)	750,000	787,387
New York Dormitory Authority Rev., Non- State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	800,000	908,776
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2/15/2023	1,000,000	1,026,910
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	1,290,000	1,413,763
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028 (Prerefunded 7/01/2021)	145,000	156,136
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028	855,000	913,995
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	167,072
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	395,000	400,167
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030 (Prerefunded 11/01/2020)	870,000	930,909
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030	130,000	138,275
		$19,999,623
Healthcare Revenue - Long Term Care - 2.0%
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson’s Ferry Project), 5.25%, 11/01/2036	$1,000,000	$1,133,500
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Orchard Park CCRC, Inc. Project), 5%, 11/15/2037	750,000	799,492
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 12/01/2040	1,000,000	1,050,790
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithaca, Inc. Project), “A”, 5%, 7/01/2044	915,000	977,568

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	$95,000	$102,864
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	180,000	195,250
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance (Westminster Manor Health), 7%, 11/01/2030	15,000	15,667
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	470,000	460,045
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	20,000	20,507
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	130,000	133,511
		$4,889,194
Human Services - 0.3%
New York Dormitory Authority Rev., Non-State Supported Debt (NYSARC, Inc.), “A”, 6%, 7/01/2032 (Prerefunded 7/01/2019)	$705,000	$712,755

Industrial Revenue - Airlines - 1.8%
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	$1,000,000	$1,041,520
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2036	3,000,000	3,444,720
		$4,486,240
Industrial Revenue - Other - 1.0%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$1,000,000	$1,283,020
Onandaga County, NY, Industrial Development Agency Sewer Facilities Rev. (Bristol-Meyers Squibb Co. Project), 5.75%, 3/01/2024	1,000,000	1,152,830
		$2,435,850
Industrial Revenue - Paper - 0.5%
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 4.5%, 1/01/2025	$1,200,000	$1,308,468

Miscellaneous Revenue - Other - 7.1%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 7/15/2040 (Prerefunded 1/15/2020)	$1,750,000	$1,816,080

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$205,000	$219,508
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	315,000	336,448
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	1,940,000	2,067,846
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	1,500,000	1,621,620
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,665,000	1,809,072
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	2,500,000	2,587,150
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/2044	1,000,000	1,069,180
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	3,000,000	3,224,670
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	1,000,000	1,097,020
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	1,000,000	1,094,090
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	205,000	240,695
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	170,000	197,081
		$17,380,460
Multi-Family Housing Revenue - 5.1%
New York Housing Finance Agency Affordable Housing Rev. (Climate Bond), “B”, 3.7%, 11/01/2038	$1,450,000	$1,483,147
New York Housing Finance Agency Affordable Housing Rev. (Climate Bond), “I”, 4%, 11/01/2043	1,015,000	1,052,037
New York Housing Finance Agency Affordable Housing Rev., “D”, 5%, 11/01/2040	1,520,000	1,524,302
New York Housing Finance Agency Rev., “A”, 5.1%, 8/15/2041	680,000	680,782
New York Housing Finance Agency Rev., “A”, 5.25%, 11/01/2041	1,000,000	1,003,030
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	750,000	780,442

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
New York, NY, City Housing Development Corp., Multifamily Housing Rev., “L-1”, 4.8%, 11/01/2035	$1,000,000	$1,018,740
New York, NY, Housing Development Corp., Multifamily Housing Rev. (Sustainable Neighborhood Bonds), “A-3-A”, 3.8%, 11/01/2039	2,000,000	2,062,620
New York, NY, Housing Development Corp., Multifamily Housing Rev. (Sustainable Neighborhood Bonds), “C-1-A”, 3.95%, 11/01/2048	2,810,000	2,890,282
		$12,495,382
Port Revenue - 1.8%
Port Authority of NY & NJ (205th Series), 5%, 11/15/2042	$2,000,000	$2,351,180
Port Authority of NY & NJ (211th Series), 4%, 9/01/2043	2,000,000	2,159,020
		$4,510,200
Sales & Excise Tax Revenue - 1.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	$1,000,000	$1,029,330
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,365,000	1,494,907
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	19,000	19,210
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	9,000	8,856
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	77,000	73,009
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	354,000	349,770
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	105,000	92,664
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.75%, 7/01/2053	2,000	1,715
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	44,000	38,500
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	9,000	7,557
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	103,000	76,801
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	17,000	11,272

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	$942,000	$557,268
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	847,000	449,486
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	272,000	58,507
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	221,000	34,967
Puerto Rico Sales Tax Financing Corp., Sales Tax Prerefunded Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	10,129
		$4,313,948
Secondary Schools - 2.5%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	$1,000,000	$1,085,180
Build NYC Resource Corp. Rev. (Chapin School Ltd. Project), 5%, 11/01/2047	1,000,000	1,324,960
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	750,000	717,232
Build NYC Resource Corp. Rev. (Packer Collegiate Institute Project), 5%, 6/01/2040	675,000	759,274
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	535,000	546,786
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2034	450,000	511,020
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2035	500,000	566,255
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2036	645,000	728,392
		$6,239,099
Single Family Housing - State - 1.4%
New York Mortgage Agency Rev., “212”, AMT, 3.7%, 10/01/2033	$2,000,000	$2,044,100
New York Mortgage Agency Rev., “217”, 3.625%, 4/01/2039	1,280,000	1,309,120
		$3,353,220

Issuer	Shares/Par	Value ($)
State & Local Agencies - 8.0%
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	$1,430,000	$1,294,136
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	30,000	34,755
New York City Educational Construction Fund Rev., “A”, 5.75%, 4/01/2033	1,860,000	2,000,504
New York Dormitory Authority Rev. (State University), “B”, FGIC, 5.25%, 5/15/2019	40,000	40,185
New York Dormitory Authority Rev., Non- State Supported Debt, “A”, 5%, 10/01/2020	2,000,000	2,101,720
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2037	1,000,000	1,166,220
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	3,000,000	3,464,850
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 2/15/2040	830,000	899,023
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/2034	2,000,000	2,393,100
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 7/15/2040	2,000,000	2,130,840
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	3,000,000	3,527,580
United Nations Development Corp., “A”, 5%, 7/01/2026	500,000	504,010
		$19,556,923
Tax - Other - 11.1%
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	$4,000,000	$1,085,600
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	270,000	277,007
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	90,000	92,484
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	190,000	206,853
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	100,000	108,372
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	300,000	321,195
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2/15/2042	2,000,000	2,314,240
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	1,860,000	2,007,312

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, Unrefunded Balance, 5.75%, 2/15/2047	$1,140,000	$1,222,171
New York, NY, City Transitional Finance Authority Rev., “A-3”, 4%, 8/01/2043	3,000,000	3,203,010
New York, NY, City Transitional Finance Authority Rev., “B-1”, 5%, 8/01/2038	1,175,000	1,400,330
New York, NY, City Transitional Finance Authority Rev., “B-1”, 4%, 8/01/2042	2,000,000	2,137,980
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2/01/2027	3,000,000	3,184,380
New York, NY, City Transitional Finance Authority Rev., “E-1”, 5%, 2/01/2035	2,300,000	2,716,852
New York, NY, City Transitional Finance Authority Rev., “E-1”, 5%, 2/01/2043	2,500,000	2,896,150
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	350,000	350,182
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	425,000	461,720
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	1,215,000	1,342,162
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	715,000	793,864
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2036	3,020,000	1,155,241
		$27,277,105
Tobacco - 1.8%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	$765,000	$767,326
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	355,000	388,160
New York Counties Tobacco Trust II, 5.625%, 6/01/2035	80,000	80,272
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 6/01/2032	750,000	791,670
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	1,000,000	1,129,150
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2036	1,000,000	1,124,560
		$4,281,138
Toll Roads - 2.3%
Buffalo & Fort Erie Public Bridge Authority Toll System Rev., 5%, 1/01/2042	$1,000,000	$1,142,420
Buffalo & Fort Erie Public Bridge Authority Toll System Rev., 5%, 1/01/2047	1,000,000	1,140,700
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	2,000,000	2,274,020
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 1/01/2028 (Prerefunded 1/01/2022)	1,000,000	1,096,670
		$5,653,810

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 4.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	$275,000	$301,119
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	255,000	253,728
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	275,000	281,647
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	25,000	25,103
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,290,000	1,393,084
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	1,105,000	1,209,953
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	545,000	579,428
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	1,255,000	1,402,914
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	150,000	160,810
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	105,000	112,407
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2019	70,000	69,352
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	80,000	75,792
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NATL, 5%, 7/01/2038	40,000	40,056
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), “A-2”, AGM, 5%, 11/15/2044	2,000,000	2,345,900
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), “C-1”, 4%, 11/15/2037	2,000,000	2,137,640
		$10,388,933
Universities - Colleges - 15.5%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), “A”, 5%, 12/01/2033	$125,000	$138,539
Albany, NY, Capital Resource Corp. Rev. (College of Saint Rose), “A”, 5.625%, 7/01/2031	1,000,000	1,040,200
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	1,000,000	1,094,140

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Build NYC Resource Corp. Rev. (Manhattan College Project), 5%, 8/01/2047	$2,000,000	$2,286,060
Dobbs Ferry, NY, Local Development Corp. (Mercy College Project), 5%, 7/01/2039	1,000,000	1,110,260
Dutchess County, NY, Local Development Corp. Rev. (Vassar College Project), 5%, 7/01/2042	1,500,000	1,743,465
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), “B”, 5.25%, 2/01/2039	500,000	501,210
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	1,000,000	1,068,840
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2047	2,000,000	2,297,880
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2036	675,000	760,826
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2038	480,000	537,686
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029 (Prerefunded 10/01/2019)	1,945,000	1,990,007
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 4/01/2029	1,325,000	1,643,663
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2023 (Prerefunded 7/01/2021)	500,000	539,555
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2024 (Prerefunded 7/01/2021)	1,000,000	1,079,110
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2030	1,000,000	1,161,140
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2037	1,000,000	1,175,370
New York Dormitory Authority Rev. (Columbia University), “B”, 5%, 10/01/2038	1,000,000	1,209,180
New York Dormitory Authority Rev. (New York University), “A”, 4%, 7/01/2041	1,500,000	1,622,970
New York Dormitory Authority Rev., Non- State Supported Debt (Brooklyn Law School), 5.75%, 7/01/2033	600,000	605,190
New York Dormitory Authority Rev., Non- State Supported Debt (Mount Sinai School of Medicine of New York University), 5.125%, 7/01/2039 (Prerefunded 7/01/2019)	2,000,000	2,017,720
New York Dormitory Authority Rev., Non- State Supported Debt (New School), “A”, 5%, 7/01/2032	1,000,000	1,173,960
New York Dormitory Authority Rev., Non- State Supported Debt (New School), “A”, 5%, 7/01/2036	500,000	578,345
New York Dormitory Authority Rev., Non- State Supported Debt, “A”, 5%, 7/01/2039	2,000,000	2,435,440

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Onondaga, NY, Civic Development Corp. Refunding Rev. (Le Moyne College Project), 5%, 1/01/2043	$740,000	$825,618
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 7/01/2040	2,000,000	2,065,500
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	80,000	79,854
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	134,220
Schenectady County, NY, Capital Resource Corp. Tax-Exempt Rev. (Union College Project), 5%, 1/01/2047	2,000,000	2,291,840
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Ithaca College Project), “A”, 5%, 7/01/2041	1,000,000	1,161,280
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnic Institute), “E”, 5%, 9/01/2031	1,000,000	1,065,180
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 6/01/2041 (Prerefunded 6/01/2019)	595,000	599,350
		$38,033,598
Universities - Dormitories - 2.4%
Amherst, NY, Development Corporation, Student Housing Facility Refunding Rev. (UBF Facility/Student Housing Corp./Greiner and Hadley Projects at SUNY Buffalo), “A”, AGM, 5%, 10/01/2045	$1,000,000	$1,159,100
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 10/01/2041	2,000,000	2,133,340
Onondaga County, NY, Trust for Cultural Resources Rev. (Abby Lane Housing Corp. Project), 5%, 5/01/2040	1,000,000	1,109,280
Westchester County, NY, Local Development Corp. Rev. (Purchase Housing Corp. II Project), 5%, 6/01/2042	1,250,000	1,397,025
		$5,798,745
Utilities - Municipal Owned - 2.3%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$515,000	$545,071
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	155,000	171,359
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	180,000	198,578
Long Island, NY, Power Authority, Electric Systems Rev., 5%, 9/01/2035	1,000,000	1,180,350

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	$2,000,000	$2,007,260
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	885,000	891,018
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	140,000	149,875
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	505,000	541,395
		$5,684,906
Utilities - Other - 0.7%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	$1,085,000	$1,580,335
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	115,000	124,481
		$1,704,816
Water & Sewer Utility Revenue - 5.4%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	$190,000	$191,714
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	215,000	239,536
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	270,000	299,778
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	750,000	826,372
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	315,000	330,826
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	100,000	118,944
New York Environmental Facilities Corp., Clean Water & Drinking Water Rev. (New York City Municipal Water Finance Authority Project), “B”, 5%, 6/15/2043	3,500,000	4,163,845
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “BB”, 5%, 6/15/2046	1,000,000	1,162,090
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2034	2,000,000	2,227,300

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2037	$3,000,000	$3,599,550
		$13,159,955
Total Municipal Bonds (Identified Cost, $229,602,492)		$238,027,208

Trust Units - 0.5%
Sales & Excise Tax Revenue - 0.5%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	1,159	$1,014
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	59,991	49,268
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	281,139	245,997
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	98,959	86,589
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	296,878	259,768
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	9,287	7,627
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	28,204	24,679
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	146,042	119,937
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	542,157	474,387
Total Trust Units (Identified Cost, $1,367,241)		$1,269,266

Investment Companies (h) - 1.1%
Money Market Funds - 1.1%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $2,766,558)	2,766,824	$2,766,824

Other Assets, Less Liabilities - 1.2%		2,897,607
Net Assets - 100.0%		$244,960,905

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	16	$2,394,500	June - 2019	$(60,059)

At March 31, 2019, the fund had cash collateral of $40,800 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/19

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 5.9%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 4.75%, 7/01/2028	$1,250,000	$1,296,775
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 5%, 7/01/2032	1,245,000	1,422,238
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 5%, 7/01/2036	3,000,000	3,194,190
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2042	1,000,000	1,146,430
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2047	2,000,000	2,291,580
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	860,000	921,396
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	195,000	207,667
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	440,000	478,302
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	305,000	326,429
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	2,185,000	2,259,006
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	3,440,000	3,551,181
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	2,000,000	2,315,900
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2037	2,000,000	2,304,560
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,445,000	1,631,593
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	175,000	195,888
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	195,000	220,022
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	150,000	167,154
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	240,000	265,987
		$24,196,298
General Obligations - General Purpose - 3.3%
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	$1,515,000	$1,420,555

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	$915,000	$965,975
Durham County, NC, 4%, 6/01/2037	450,000	498,821
Durham County, NC, 4%, 6/01/2039	650,000	715,156
Durham County, NC, General Obligation Refunding, 4%, 6/01/2036	500,000	556,660
Granville County, NC, 5%, 10/01/2034	675,000	815,076
Granville County, NC, 5%, 10/01/2035	690,000	830,277
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	240,000	247,826
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	265,000	273,981
Lee County, NC, Limited Obligation, 3.25%, 5/01/2035	1,000,000	1,015,450
Lee County, NC, Limited Obligation, 4%, 5/01/2036	500,000	544,800
Lee County, NC, Limited Obligation, 4%, 5/01/2037	855,000	927,153
New Hanover County, NC, Public Improvement, “A”, 5%, 8/01/2030 (Prerefunded 8/01/2020)	2,000,000	2,092,640
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	625,000	658,150
State of Illinois, 5%, 11/01/2027	855,000	948,340
State of Illinois, “D”, 5%, 11/01/2028	805,000	888,261
		$13,399,121
General Obligations - Schools - 1.2%
San Mateo County, CA, (Redwood City School District) General Obligation Bonds, 3%, 8/01/2041	$1,675,000	$1,590,697
Wake County, NC, Limited Obligation, “A”, 4%, 8/01/2037	3,000,000	3,271,950
		$4,862,647
Healthcare Revenue - Hospitals - 17.9%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$720,000	$738,331
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2036	3,000,000	3,556,530
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2040	3,000,000	3,381,630
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	1,140,000	1,162,504
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	360,000	345,600
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	525,000	504,000

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	$225,000	$237,762
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	85,000	89,435
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	790,000	807,309
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	1,110,000	1,134,997
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	50,000	51,309
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2036	1,500,000	1,729,125
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2047	2,425,000	2,748,446
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	320,000	352,998
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 6.375%, 7/01/2026 (Prerefunded 7/01/2021)	2,000,000	2,208,040
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 6.5%, 7/01/2031 (Prerefunded 7/01/2021)	1,000,000	1,106,530
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 1/01/2035 (Prerefunded 1/01/2021)	800,000	856,672
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2035 (Prerefunded 6/01/2020)	1,620,000	1,682,840
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042	2,420,000	2,630,032
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042 (Prerefunded 6/01/2019)	3,500,000	3,519,285
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “D”, 4%, 6/01/2035	1,250,000	1,350,300
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 11/01/2040	3,000,000	3,157,320
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/2030	5,250,000	5,432,805

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2031	$2,800,000	$3,199,560
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2033	3,000,000	3,400,590
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2045	2,500,000	2,748,650
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “A”, 5%, 12/01/2033	1,000,000	1,188,740
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/2031	4,355,000	4,767,331
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/2038	1,825,000	1,979,815
North Carolina Medical Care Commission, Hospital Rev. (North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	2,215,000	2,302,515
North Carolina Medical Care Commission, Hospital Rev. (North Carolina Baptist Hospitals, Inc.), 5%, 6/01/2034	2,000,000	2,068,120
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2035	1,515,000	1,636,427
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2038	1,065,000	1,143,384
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	1,580,000	1,613,496
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	470,000	484,218
University of North Carolina Board of Governors, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	6,500,000	7,335,445
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	270,000	273,391
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	635,000	643,306
		$73,568,788
Healthcare Revenue - Long Term Care - 5.4%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 5%, 11/01/2037	$2,750,000	$3,101,560
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2031	1,000,000	1,137,570
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2036	800,000	901,336

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	$1,500,000	$1,573,365
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	1,000,000	1,037,930
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), “A”, 5%, 7/01/2047	1,000,000	1,046,690
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Carolina Village Project), “B”, 5%, 4/01/2047	2,000,000	2,092,520
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne Project), 5.25%, 10/01/2037	1,500,000	1,593,120
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2031	800,000	864,384
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,200,000	2,336,906
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,500,000	1,570,830
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2035	1,000,000	1,103,470
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 1/01/2031	480,000	490,205
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 1/01/2039	1,520,000	1,551,890
North Carolina Medical Care Commission, Retirement Facilities Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2033	1,590,000	1,682,347
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	35,000	35,886
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	220,000	225,942
		$22,345,951
Human Services - 0.3%
North Carolina Capital Facilities, Finance Agency Rev. (Arc of North Carolina Projects), “A”, 5%, 10/01/2034	$1,000,000	$1,128,360

Industrial Revenue - Paper - 0.3%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 5/01/2034	$1,000,000	$1,038,020

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 1.6%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/2025	$1,000,000	$1,172,050
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	420,000	449,723
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	640,000	683,578
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	3,145,000	3,417,137
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	85,000	90,877
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	435,000	510,742
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	350,000	405,755
		$6,729,862
Multi-Family Housing Revenue - 0.1%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/2022	$370,000	$371,813

Port Revenue - 0.3%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2/01/2040	$1,000,000	$1,022,920

Sales & Excise Tax Revenue - 2.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$1,675,000	$1,736,473
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	1,140,000	1,187,344
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	2,385,000	2,611,980
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	33,000	33,364
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	16,000	15,744
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	133,000	126,107
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	598,000	590,854
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	183,000	161,499

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.75%, 7/01/2053	$4,000	$3,430
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	75,000	65,626
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	18,000	15,113
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	174,000	129,741
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	31,000	20,555
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,584,000	937,063
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	1,417,000	751,974
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	464,000	99,806
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	377,000	59,649
Puerto Rico Sales Tax Financing Corp., Sales Tax Prerefunded Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	15,000	15,194
		$8,561,516
Single Family Housing - State - 0.5%
North Carolina Housing Finance Agency, Home Ownership Rev., “41”, FNMA, 3.55%, 7/01/2044	$2,000,000	$1,997,040

State & Local Agencies - 15.3%
Asheville, NC, Limited Obligation, 5%, 4/01/2028 (Prerefunded 4/01/2022)	$400,000	$440,880
Buncombe County, NC, Limited Obligation, 4%, 6/01/2034	1,700,000	1,879,129
Buncombe County, NC, Limited Obligation, 4%, 6/01/2035	1,465,000	1,613,947
Cabarrus County, NC, Limited Obligation, 4%, 6/01/2034	1,000,000	1,090,490
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	2,545,000	2,512,806
Charlotte, NC, COP, 5%, 12/01/2034	1,000,000	1,215,760
Charlotte, NC, COP, 5%, 12/01/2035	2,000,000	2,424,660
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 6/01/2039	5,130,000	5,155,547
Charlotte, NC, COP (Transit Projects), 5%, 6/01/2033	3,000,000	3,007,440
Charlotte, NC, COP (Transit Projects/Phase II), “B”, 5%, 6/01/2026	1,250,000	1,485,775

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Charlotte, NC, COP, “E”, 5%, 6/01/2026	$760,000	$764,089
Charlotte, NC, COP, “E”, 5%, 6/01/2034	2,000,000	2,010,360
Chatham County, NC, Limited Obligation, 4%, 11/01/2037	1,750,000	1,918,472
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	115,000	134,608
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	100,000	116,643
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	45,000	52,303
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR-3mo. + 0.75%), 6/01/2037	2,310,000	2,090,527
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2034	2,000,000	2,207,980
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2035	1,240,000	1,365,141
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2036	1,375,000	1,507,660
Durham, NC, Limited Obligation, 4%, 4/01/2035	1,270,000	1,385,227
Durham, NC, Limited Obligation, 4%, 4/01/2037	3,000,000	3,232,350
Harnett County, NC, COP, ASSD GTY, 5%, 6/01/2029 (Prerefunded 6/01/2019)	400,000	402,240
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	1,530,000	1,771,740
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 10/01/2030 (Prerefunded 10/01/2020)	2,000,000	2,102,640
North Carolina Capital Improvement Obligation, “A”, 5%, 5/01/2026 (Prerefunded 5/01/2019)	1,450,000	1,454,103
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Refunding Rev., “A”, 4%, 1/01/2034	2,555,000	2,813,183
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2024 (Prerefunded 10/01/2021)	750,000	814,297
Pitt County, NC, Limited Obligation, “A”, 5%, 4/01/2035 (Prerefunded 4/01/2020)	2,000,000	2,069,640
Scotland County, NC, Limited Obligation, 5%, 12/01/2033	210,000	253,793
Scotland County, NC, Limited Obligation, 5%, 12/01/2034	1,000,000	1,203,370
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	2,530,000	2,921,467
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 6/01/2032 (Prerefunded 6/01/2019)	3,000,000	3,017,280

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2010”, 5%, 1/01/2033 (Prerefunded 1/01/2020)	$6,000,000	$6,156,660
		$62,592,207
Tax - Other - 1.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$420,000	$430,899
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	145,000	149,002
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	2,415,000	2,416,256
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	760,000	825,664
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	1,990,000	2,209,497
		$6,031,318
Tax Assessment - 0.2%
Mooresville, NC, Special Assessment Rev., 5.375%, 3/01/2040	$1,000,000	$999,330

Tobacco - 0.8%
Buckeye, OH, Tobacco Settlement Financing
Authority Rev., “A-3”, 6.25%, 6/01/2037	$1,295,000	$1,298,937
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,975,000	2,159,485
		$3,458,422
Toll Roads - 3.8%
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	$2,000,000	$2,174,440
North Carolina Turnpike Authority, Triangle Expressway System Rev., 5%, 1/01/2040	2,000,000	2,263,500
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2038	3,000,000	3,519,900
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Refunding Rev., AGM, 5%, 1/01/2036	1,235,000	1,460,066
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., 5%, 1/01/2032	1,150,000	1,310,448
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., AGM, 5%, 1/01/2039	2,600,000	2,960,698
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	595,000	653,096
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	1,160,000	1,245,689
		$15,587,837
Transportation - Special Tax - 3.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	$2,185,000	$2,489,414

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	$930,000	$1,033,909
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	435,000	445,514
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	65,000	65,266
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	3,660,000	3,952,471
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	970,000	1,031,275
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	1,620,000	1,773,333
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/2036	3,000,000	3,196,920
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2033	625,000	672,144
		$14,660,246
Universities - Colleges - 17.9%
Appalachian State University, Millennial Campus Rev. (End Zone Project), 5%, 5/01/2044	$3,000,000	$3,459,240
East Carolina University, NC, General Rev., “A”, 4%, 10/01/2045	2,195,000	2,324,637
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029 (Prerefunded 10/01/2019)	2,000,000	2,046,280
North Carolina Agricultural & Technical University Rev., “A”, 5%, 10/01/2035	3,075,000	3,542,677
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 3/01/2033	1,000,000	1,054,810
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 4%, 6/01/2034	1,370,000	1,410,018
North Carolina Capital Facilities, Finance Agency Refunding Rev. (Duke University), “B”, 4%, 10/01/2039	3,265,000	3,514,870
North Carolina Capital Facilities, Finance Agency Rev. (Davidson College), 5%, 3/01/2045	1,500,000	1,613,850
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “B”, 5%, 10/01/2044	4,955,000	5,788,926
North Carolina Capital Facilities, Finance Agency Rev. (Wake Forest University), 4%, 1/01/2048	3,000,000	3,191,430
Pennsylvania Higher Educational Facilities Authority Rev., BAM, 3%, 6/15/2045	1,785,000	1,678,917

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	$450,000	$476,073
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 7/01/2020	2,180,000	2,189,243
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	170,000	169,691
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	275,000	273,411
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	115,000	103,213
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	140,000	124,250
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	735,000	814,321
University of North Carolina, Charlotte, Rev., 5%, 4/01/2043	1,715,000	1,933,765
University of North Carolina, Charlotte, Rev., “A”, 4%, 10/01/2040	6,310,000	6,755,865
University of North Carolina, Greensboro, Refunding Rev., 4%, 4/01/2036	1,750,000	1,900,430
University of North Carolina, Greensboro, Rev., 5%, 4/01/2026 (Prerefunded 4/01/2021)	3,000,000	3,207,060
University of North Carolina, Greensboro, Rev., 4%, 4/01/2034	1,000,000	1,095,090
University of North Carolina, Greensboro, Rev., 4%, 4/01/2035	1,000,000	1,091,560
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	2,000,000	2,266,220
University of North Carolina, Raleigh, Rev., “A”, 5%, 10/01/2029	5,000,000	5,675,650
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “B”, 5.125%, 10/01/2034 (Prerefunded 10/01/2019)	2,000,000	2,036,180
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 10/01/2034 (Prerefunded 10/01/2019)	1,890,000	1,927,214
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2024	1,615,000	1,671,783
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2025	1,705,000	1,764,590
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	195,000	208,677

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Western Carolina University, NC, General Obligation Rev., 5%, 10/01/2043	$3,700,000	$4,332,774
Winston-Salem State University, NC, General Rev., 5%, 4/01/2033	1,000,000	1,077,960
Winston-Salem State University, NC, General Rev., AGM, 5%, 10/01/2042	2,470,000	2,870,412
		$73,591,087
Universities - Dormitories - 2.5%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I, LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$3,045,000	$3,493,285
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 5%, 6/01/2028	3,045,000	3,549,526
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2032	500,000	546,490
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2033	400,000	434,012
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2034	500,000	539,890
Winston-Salem State University, NC, Student Housing Project Rev., 5%, 6/01/2029	1,550,000	1,715,958
		$10,279,161
Utilities - Municipal Owned - 1.4%
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	$520,000	$521,888
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5%, 1/01/2030	720,000	721,692
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	2,345,000	2,614,229
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	240,000	256,930
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	340,000	366,510
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	415,000	446,756
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	880,000	943,421
		$5,871,426
Utilities - Other - 1.5%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$1,695,000	$2,458,072
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,055,000	1,068,019
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,290,000	1,504,579
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	805,000	842,988

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	$255,000	$276,022
		$6,149,680
Water & Sewer Utility Revenue - 8.3%
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2036 (Prerefunded 8/01/2021)	$4,410,000	$4,757,905
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 6/01/2040	1,250,000	1,413,162
Charlotte, NC, Water & Sewer Systems Rev., 4%, 7/01/2047	4,000,000	4,296,840
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	1,590,000	1,708,375
Greensboro, NC, Enterprise Systems Rev., “A”, 4%, 6/01/2047	2,000,000	2,125,880
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	220,000	242,420
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	380,000	423,366
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	480,000	532,939
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,325,000	1,459,925
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,000,000	1,086,590
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	95,000	106,092
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	115,000	127,317
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	60,000	66,889
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	140,000	155,352
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2025	2,010,000	2,362,092
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2028	500,000	607,725
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2029	1,400,000	1,635,284
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2031	1,600,000	1,849,104
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 6/01/2030 (Prerefunded 6/01/2020)	500,000	523,875

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 6/01/2034 (Prerefunded 6/01/2019)	$1,000,000	$1,007,310
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 6/01/2036 (Prerefunded 6/01/2020)	800,000	839,352
Raleigh, NC, Combined Enterprise Systems Rev., “A”, 5%, 3/01/2029	3,145,000	3,532,244
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2034	700,000	769,258
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 6/01/2034 (Prerefunded 6/01/2019)	2,000,000	2,011,360
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2035	500,000	546,650
		$34,187,306
Total Municipal Bonds (Identified Cost, $379,771,822)		$392,630,356

Trust Units - 0.5%
Sales & Excise Tax Revenue - 0.5%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	1,934	$1,692
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	104,400	85,739
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	482,269	421,985
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	165,228	144,575
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	495,685	433,724
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	15,921	13,075
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	48,349	42,305
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	252,741	207,564
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	932,788	816,190
Total Trust Units (Identified Cost, $2,336,238)		$2,166,849

Investment Companies (h) - 2.2%
Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $8,876,694)	8,877,352	$8,877,352

Other Assets, Less Liabilities - 1.6%		6,740,985
Net Assets - 100.0%		$410,415,542

Portfolio of Investments – continued

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	67	$10,026,969	June - 2019	$(251,497)

At March 31, 2019, the fund had cash collateral of $170,850 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/19

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.5%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.7%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$215,000	$246,622
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	270,000	289,275
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	65,000	69,222
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 6/15/2040	2,000,000	2,069,860
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2034	750,000	869,063
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	55,000	61,565
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	65,000	73,341
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	45,000	50,146
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	80,000	88,663
		$3,817,757
General Obligations - General Purpose - 4.4%
Bucks County, PA, Northampton Township, General Obligation, 4%, 5/15/2043	$1,000,000	$1,038,770
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	315,000	332,549
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	325,000	333,167
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	100,000	102,103
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	75,000	77,446
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	90,000	93,050
Penn Hills, PA, Capital Appreciation, “D”, 0%, 12/01/2032	595,000	391,694
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, ASSD GTY, 5%, 7/01/2036	25,000	25,445
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	165,000	165,177
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2030	1,000,000	1,173,240
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2031	1,000,000	1,162,590
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2038	1,030,000	1,251,275
		$6,146,506

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 11.7%
Beaver County, PA, Aliquippa School District, General Obligation, BAM, 4%, 12/01/2041	$1,000,000	$1,050,160
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	1,000,000	1,146,130
Carlisle, PA, School District, 5%, 9/01/2026 (Prerefunded 3/01/2022)	1,000,000	1,096,410
Centre County, PA, State College Area School District General Obligation, 5%, 5/15/2044	1,000,000	1,177,100
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2031	1,150,000	797,548
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2033	760,000	486,218
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	1,500,000	1,687,215
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	545,000	567,906
Montgomery County, PA, Springfield Township School District, General Obligation, 4%, 11/15/2037	1,500,000	1,596,225
Northampton County, PA, Area School District, “A”, 5%, 10/01/2033	1,000,000	1,098,250
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	1,500,000	1,683,450
Reading, PA, School District, “A”, 5%, 4/01/2020	665,000	684,132
Scranton, PA, School District, “E”, BAM, 5%, 12/01/2034	1,000,000	1,153,580
Upper St. Clair Township, PA, School District General Obligation, “B”, 3.625%, 10/01/2039	1,000,000	1,020,070
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 11/15/2034 (Prerefunded 5/15/2019)	905,000	909,091
Whitehall-Coplay, PA, School District, Unrefunded Balance, “A”, AGM, 5.375%, 11/15/2034	95,000	95,370
		$16,248,855
Healthcare Revenue - Hospitals - 19.3%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$750,000	$769,095
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 8/15/2029	1,000,000	1,013,370
Allegheny County, PA, Mt. Lebanon Hospital Authority Rev. (St. Clair Memorial Hospital), 5%, 7/01/2038	1,000,000	1,164,690
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 11/01/2040	1,500,000	1,592,370

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Bucks County, PA, St. Mary Hospital Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2048	$1,000,000	$1,151,990
Butler County, PA, Hospital Authority Rev. (Butler Health System), 7.25%, 7/01/2039 (Prerefunded 7/01/2019)	500,000	506,845
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 5%, 11/15/2041	850,000	946,543
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/2041 (Prerefunded 11/15/2021)	500,000	559,535
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Jefferson Health System), “A”, 5%, 5/15/2040 (Prerefunded 5/15/2020)	735,000	762,856
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Jefferson Health System), “A”, 5%, 5/15/2040	265,000	272,494
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Main Line Health System), “A”, 5%, 10/01/2052	1,750,000	1,980,475
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), 5.75%, 6/01/2020 (Prerefunded 6/01/2019)	255,000	256,760
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), 5.75%, 6/01/2020	260,000	261,755
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	305,000	323,904
DuBois, PA, Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2043	1,000,000	1,130,130
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	705,000	740,983
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	500,000	515,800
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	500,000	523,635
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	165,000	158,400
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	150,000	144,000
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	335,000	351,080
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	390,000	411,520

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Lancaster County, PA, Hospital Authority Rev. (University of Pennsylvania Health System), “A”, 5%, 8/15/2036	$1,000,000	$1,163,090
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 7/01/2039	750,000	756,773
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	80,000	84,538
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	25,000	26,305
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2030	500,000	560,730
Montour County, PA, Geisinger Authority Health System Rev., “A-1”, 5%, 2/15/2045	1,000,000	1,135,670
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	20,000	20,523
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5%, 8/15/2048	500,000	571,135
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Children’s Hospital of Philadelphia), “C”, 5%, 7/01/2025	1,000,000	1,072,500
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Temple University Health System Obligated Group), “A”, 5%, 7/01/2034	500,000	550,745
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	810,000	887,711
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 4%, 6/01/2044	1,000,000	1,057,540
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	1,000,000	1,105,880
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 11/15/2033 (Prerefunded 11/15/2020)	500,000	527,310
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	155,000	159,689
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 1/01/2032	500,000	548,225
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 7/01/2030	1,000,000	1,032,460
		$26,799,054
Healthcare Revenue - Long Term Care - 5.1%
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	$500,000	$516,990
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	500,000	510,900

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	$500,000	$511,240
Cumberland County, PA, Municipal Authority Rev. (Daikon Lutheran Social Ministries Project), “A”, 5%, 1/01/2039	1,000,000	1,114,130
East Hempfield Township, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2039	750,000	827,340
Lancaster County, PA, Hospital Authority Health Center Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/2045	500,000	527,085
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2035	500,000	550,885
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2036	260,000	292,817
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2037	250,000	280,242
Lancaster County, PA, Hospital Authority Rev. (Brethren Village Project), 5.125%, 7/01/2037	500,000	528,710
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 11/15/2029 (Prerefunded 11/15/2019)	250,000	257,195
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	400,000	404,988
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	500,000	513,215
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	55,000	59,553
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	105,000	113,896
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance (Westminster Manor Health), 7%, 11/01/2030	5,000	5,222
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	10,000	10,253
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	70,000	71,891
		$7,096,552

Issuer	Shares/Par	Value ($)
Industrial Revenue - Environmental Services - 0.6%
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	$250,000	$276,347
Delaware County, PA, Industrial Development Authority Rev. (Covanta Project), “A”, 5%, 7/01/2043	500,000	505,630
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	15,000	15,038
		$797,015
Industrial Revenue - Other - 0.9%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/2031	$1,000,000	$1,247,600

Miscellaneous Revenue - Other - 1.1%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$145,000	$155,262
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	225,000	240,320
Pennsylvania Economic Development Financing Authority Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	750,000	836,175
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	140,000	164,377
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	110,000	127,523
		$1,523,657
Multi-Family Housing Revenue - 1.7%
Pennsylvania Housing Finance Agency, Special Limited Obligation, Multifamily Housing Development Rev. (Country Commons Apartments), FNMA, 3.6%, 8/01/2035	$994,614	$1,036,538
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2058	1,250,000	1,346,150
		$2,382,688
Sales & Excise Tax Revenue - 1.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$580,000	$601,286
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	9,000	9,099
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	5,000	4,920

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	$43,000	$40,771
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	191,000	188,718
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A- 2”, 4.55%, 7/01/2040	56,000	49,421
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A- 2”, 5%, 7/01/2058	23,000	20,125
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	6,000	5,038
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	55,000	41,010
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	9,000	5,968
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	524,000	309,988
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	466,000	247,297
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A- 1”, 0%, 7/01/2046	144,000	30,974
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A- 1”, 0%, 7/01/2051	119,000	18,828
		$1,573,443
Secondary Schools - 3.2%
Bucks County, PA, Industrial Development Authority Rev. (School Lane Charter School Project), “A”, 5.125%, 3/15/2046	$500,000	$533,075
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	500,000	522,935
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	345,000	352,600
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	500,000	508,855
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 11/15/2040	500,000	513,585
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	665,000	702,719

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	$500,000	$518,225
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	400,000	412,524
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	400,000	437,708
		$4,502,226
Single Family Housing - State - 0.7%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “2019-128A”, 3.65%, 10/01/2032	$1,000,000	$1,021,610

State & Local Agencies - 6.6%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$655,000	$694,850
Commonwealth Financing Authority Rev., “A-2”, 5%, 6/01/2036	1,500,000	1,614,945
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	1,000,000	1,162,280
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	745,000	674,218
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2037	250,000	288,100
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2038	1,000,000	1,148,930
Philadelphia, PA, Redevelopment Authority City Agreement Rev., “A”, 5%, 4/15/2028	1,000,000	1,126,010
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,000,000	1,085,570
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	1,255,000	1,449,186
		$9,244,089
Tax - Other - 3.0%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042	$300,000	$316,176
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042	500,000	537,790
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	750,000	782,925

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$140,000	$143,633
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	45,000	46,242
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	115,000	125,201
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	60,000	65,023
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	185,000	198,070
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	155,000	155,081
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	655,000	723,552
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	430,000	477,429
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2036	1,640,000	627,349
		$4,198,471
Tax Assessment - 0.4%
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	$500,000	$514,600

Tobacco - 0.6%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$755,000	$825,524

Toll Roads - 0.9%
Delaware River Port Authority Rev., 5%, 1/01/2029	$1,145,000	$1,290,232

Transportation - Special Tax - 3.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	$155,000	$169,722
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	145,000	147,983
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	270,000	276,526
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	765,000	826,131
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	240,000	255,161
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	755,000	843,984

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	$75,000	$82,162
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	90,000	96,486
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	55,000	58,880
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NATL, 5%, 7/01/2038	20,000	20,028
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	215,000	249,086
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 12/01/2030 (Prerefunded 12/01/2021)	1,000,000	1,091,320
		$4,117,469
Universities - Colleges - 13.3%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, 5%, 3/01/2032	$500,000	$568,735
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2037	500,000	544,905
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 10/15/2040	500,000	519,110
Commonwealth of Pennsylvania, State Public School Building Authority Rev. (Montgomery County Community College), 5%, 5/01/2033	1,000,000	1,138,130
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 11/01/2031 (Prerefunded 5/01/2019)	250,000	250,888
Cumberland County, PA, Municipal Authority
College Rev. (Dickinson College), “HH1”, 5%, 11/01/2039 (Prerefunded 11/01/2019)	300,000	305,937
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2039	1,200,000	1,284,312
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 10/01/2031	565,000	584,266
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 12/01/2031 (Prerefunded 12/01/2019)	350,000	358,488
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 5/01/2040	1,000,000	1,026,480
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029 (Prerefunded 10/01/2019)	1,050,000	1,074,297
Northampton County, PA, General Purpose Authority College Rev. (Lafayette College), 4%, 11/01/2038	1,000,000	1,062,640

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 11/15/2033 (Prerefunded 5/15/2019)	$500,000	$502,395
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2037	750,000	822,892
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), “A”, 4%, 3/01/2037	750,000	798,870
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), “A”, 5%, 3/01/2039	750,000	879,405
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041 (Prerefunded 11/01/2021)	500,000	558,675
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 8/15/2036	500,000	592,810
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2036	1,000,000	1,142,230
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	1,000,000	1,126,630
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	95,000	94,451
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	25,000	25,141
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 11/01/2030 (Prerefunded 5/01/2020)	1,000,000	1,040,360
Wilkes-Barre, PA, Finance Authority Rev. (University of Scranton), 5%, 11/01/2035 (Prerefunded 11/01/2020)	1,000,000	1,053,330
Wilkes-Barre, PA, Finance Authority Rev. (University of Scranton), “A”, 5%, 11/01/2026	1,000,000	1,166,180
		$18,521,557
Universities - Dormitories - 2.8%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I, LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$1,025,000	$1,175,900
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	1,000,000	1,046,850
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/2043 (Prerefunded 7/01/2020)	1,000,000	1,053,830

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	$500,000	$556,825
		$3,833,405
Utilities - Investor Owned - 1.8%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 12/01/2039	$1,000,000	$1,020,960
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	415,000	433,687
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 10/01/2039	1,000,000	1,014,480
		$2,469,127
Utilities - Municipal Owned - 1.8%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$315,000	$333,393
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	95,000	105,026
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	105,000	115,837
Philadelphia, PA, Gas Works Rev., 5%, 8/01/2031	500,000	571,905
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “9”, 5.25%, 8/01/2040 (Prerefunded 8/01/2020)	390,000	408,818
Philadelphia, PA, Gas Works Rev., Unrefunded Balance, (1998 General Ordinance), “9”, 5.25%, 8/01/2040	610,000	635,101
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	75,000	80,291
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	260,000	278,738
		$2,529,109
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$545,000	$790,354
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	75,000	90,896
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2042	155,000	189,205
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	280,000	407,828
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	420,000	425,183
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	235,000	256,886
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	255,000	267,033
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	75,000	81,183
		$2,508,568

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 9.0%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 6/01/2040	$1,000,000	$1,046,620
Allegheny County, PA, Sanitation Authority Sewer Rev., BAM, 5%, 12/01/2030	500,000	582,295
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/2033 (Prerefunded 12/01/2021)	1,000,000	1,091,320
Canonsburg-Houston, PA, Joint Authority Sewer Rev., “A”, 5%, 12/01/2040	1,000,000	1,121,620
Capital Region Water Sewer System Rev., 5%, 7/15/2042	1,000,000	1,139,880
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2042	500,000	532,405
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	45,000	46,312
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	110,000	110,992
Erie, PA, Water Authority Rev., “A”, AGM, 5%, 12/01/2043	1,000,000	1,173,640
Erie, PA, Water Authority Rev., “D”, BAM, 4%, 12/01/2041	1,500,000	1,591,455
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	45,000	46,603
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	120,000	127,552
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	260,000	273,062
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	500,000	512,155
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 10/01/2037	1,000,000	1,166,050
Philadelphia, PA, Water and Wastewater Rev., “A”, 5%, 10/01/2038	1,000,000	1,176,790
St. Mary’s, PA, Water Authority Rev.,
5.15%, 2/01/2030 (Prerefunded 2/01/2020)	750,000	772,050
		$12,510,801
Total Municipal Bonds (Identified Cost, $130,216,963)		$135,719,915

Trust Units - 0.8%

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 0.8%
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (taxable), 8/01/2040	20,767	$17,055
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (tax- exempt), 8/01/2040	63,060	55,178
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (taxable), 8/01/2041	13,534	11,115
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax- exempt), 8/01/2041	41,751	36,532
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	46,746	38,390
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax- exempt), 8/01/2042	197,532	172,840
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (taxable), 8/01/2043	16,238	13,335
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax- exempt), 8/01/2043	104,885	91,774
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (taxable), 8/01/2044	33,551	27,554
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax- exempt), 8/01/2044	268,607	235,031
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	5,639	4,631
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax- exempt), 8/01/2045	17,124	14,984
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	87,814	72,117
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax- exempt), 8/01/2046	322,282	281,997
Total Trust Units (Identified Cost, $1,171,792)		$1,072,533

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $2,730,334)	2,730,549	$2,730,549

Other Assets, Less Liabilities - (0.3)%		(383,996)
Net Assets - 100.0%		$139,139,001

Portfolio of Investments – continued

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	21	$3,142,781	June - 2019	$(78,827)

At March 31, 2019, the fund had cash collateral of $53,550 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/19

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 5.8%
Charleston County, SC, Airport District Rev., 5%, 7/01/2038	$750,000	$902,648
Charleston County, SC, Airport District Rev., 5%, 7/01/2039	450,000	539,442
Charleston County, SC, Airport District Rev., 5%, 7/01/2043	1,250,000	1,484,588
Charleston County, SC, Airport District Rev., 5%, 7/01/2048	1,500,000	1,772,205
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/2021	2,000,000	2,152,760
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	220,000	239,151
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	155,000	165,890
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 7/01/2040	2,250,000	2,334,285
New York Transportation Development Corp.,
Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	1,120,000	1,157,934
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	100,742
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	10,000	11,283
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	75,000	83,577
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	120,000	132,994
		$11,077,499
General Obligations - General Purpose - 3.0%
Aiken County, SC, County Administration Building Project, 5%, 3/01/2025	$910,000	$995,231
Charleston County, SC, General Obligation Transportation Sales Tax, “C”, 3%, 11/01/2029	2,000,000	2,092,480
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	735,000	689,180
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	45,000	47,507
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	495,000	507,439
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	65,000	66,730
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	145,000	148,049

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	$50,000	$51,695
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	105,000	110,569
State of Illinois, 5%, 11/01/2027	410,000	454,760
State of Illinois, “D”, 5%, 11/01/2028	415,000	457,923
		$5,621,563
General Obligations - Schools - 6.1%
Anderson County, SC, School District, “A”, 5%, 3/01/2026	$1,240,000	$1,500,226
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/2024	1,000,000	1,157,940
Chesterfield County, SC, School District, 5%, 3/01/2025	1,000,000	1,091,870
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	1,295,000	1,384,912
Lexington County, SC, School District No. 1, “A”, 5%, 3/01/2023	1,030,000	1,162,242
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2025	2,000,000	2,155,380
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2029	3,000,000	3,226,440
		$11,679,010
Healthcare Revenue - Hospitals - 20.3%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$340,000	$348,656
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	685,000	631,050
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	400,000	424,792
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	925,000	972,212
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 11/01/2037	3,000,000	3,127,500
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 5/01/2020	2,330,000	2,379,373
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), 4%, 10/01/2036	1,500,000	1,587,045
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), “B”, 5%, 10/01/2031	1,950,000	2,108,496
Greenwood County, SC, Hospital Facilities Rev. (Self Regional Healthcare), 5.375%, 10/01/2039 (Prerefunded 10/01/2019)	1,000,000	1,018,820
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	550,000	575,999

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	$480,000	$489,475
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	155,000	148,800
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	180,000	172,800
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	605,000	638,384
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	865,000	913,864
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2031	1,000,000	1,069,650
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2032	1,000,000	1,065,040
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2035	1,000,000	1,120,780
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2036	1,000,000	1,115,320
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 11/01/2026	500,000	531,760
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	400,000	408,764
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	445,000	455,021
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Anmed Health), 5%, 2/01/2038	1,500,000	1,650,405
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/2037	1,250,000	1,326,000
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	2,000,000	2,227,440
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	500,000	539,560
South Carolina Jobs & Economic Development Authority, Hospital Rev. (McLeod Health Projects), 4%, 11/01/2048	2,000,000	2,100,900
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 8/01/2039 (Prerefunded 8/01/2019)	275,000	278,776
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), “A”, 5.25%, 8/01/2030 (Prerefunded 8/01/2023)	1,000,000	1,150,750

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), 5%, 5/01/2037	$2,000,000	$2,306,500
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 4/15/2037 (Prerefunded 4/15/2022)	30,000	32,917
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 4/15/2037	1,970,000	2,096,198
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	3,340,000	3,410,808
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	105,000	106,319
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	255,000	258,335
		$38,788,509
Healthcare Revenue - Long Term Care - 2.0%
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2043	$750,000	$767,738
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	250,000	256,600
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2042	750,000	783,412
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	1,000,000	1,030,240
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	1,000,000	1,040,770
		$3,878,760
Industrial Revenue - Paper - 0.6%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$1,000,000	$1,052,230
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	100,000	116,203
		$1,168,433
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$45,000	$48,111

Port Revenue - 2.4%
South Carolina Port Authority Rev., 5%, 7/01/2028	$300,000	$347,067
South Carolina Port Authority Rev., 5%, 7/01/2029	450,000	520,074

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Port Revenue - continued
South Carolina Port Authority Rev., 5%, 7/01/2033	$500,000	$569,360
South Carolina Port Authority Rev., 5%, 7/01/2036	750,000	872,242
South Carolina Port Authority Rev., 5.25%, 7/01/2040 (Prerefunded 7/01/2020)	250,000	261,473
South Carolina Port Authority Rev., 4%, 7/01/2055	2,000,000	2,055,780
		$4,625,996
Sales & Excise Tax Revenue - 1.9%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$1,315,000	$1,460,255
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	725,000	744,974
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	14,000	14,154
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	7,000	6,888
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	61,000	57,838
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	273,000	269,738
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	80,000	70,601
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.75%, 7/01/2053	2,000	1,715
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	31,000	27,125
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	8,000	6,717
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	79,000	58,906
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	14,000	9,283
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	725,000	428,895
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	648,000	343,881
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	209,000	44,956

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	$171,000	$27,056
		$3,572,982
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$220,000	$230,138

Single Family Housing - State - 1.1%
South Carolina Housing, Finance & Development Authority Rev., “A”, 3.75%, 7/01/2043	$1,000,000	$1,026,230
South Carolina Housing, Finance & Development Authority Rev., “A”, 3.8%, 1/01/2049	1,000,000	1,025,400
		$2,051,630
State & Local Agencies - 11.1%
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2021	$1,000,000	$1,085,670
Charleston County, SC, Special Source Rev., “C”, 5%, 12/01/2021	1,000,000	1,088,130
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), “B”, 5%, 12/01/2030	3,595,000	4,090,139
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	55,000	64,378
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	45,000	52,489
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	25,000	29,057
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,330,000	1,203,637
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	3,000,000	3,533,040
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	705,000	816,390
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	35,000	40,548
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	795,000	918,185
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	2,000,000	2,088,820
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2028	2,000,000	2,320,380

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	$1,115,000	$1,287,524
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2026	1,000,000	1,162,530
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2027	1,195,000	1,382,101
		$21,163,018
Tax - Other - 5.6%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$940,000	$1,058,252
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 4/01/2022	1,025,000	1,086,336
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2029 (Prerefunded 4/01/2020)	750,000	773,887
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2030 (Prerefunded 4/01/2020)	500,000	515,925
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	180,000	184,671
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	60,000	61,656
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	180,000	195,966
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	95,000	102,953
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	285,000	305,135
Myrtle Beach, SC, Tax Increment Refunding Bonds Rev. (Myrtle Beach Air Force Base Redevelopment Project Area), 5%, 10/01/2030	1,000,000	1,161,440
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	2,000,000	2,238,320
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	405,000	405,211
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	440,000	478,016
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	50,000	54,824
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	1,245,000	1,375,302
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	635,000	705,040
		$10,702,934
Tobacco - 0.5%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$850,000	$929,399

Issuer	Shares/Par	Value ($)
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$275,000	$301,851
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	535,000	574,520
		$876,371
Transportation - Special Tax - 5.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$755,000	$770,530
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	470,000	522,513
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	20,082
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,340,000	1,447,079
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	480,000	510,322
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	1,125,000	1,257,593
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	80,000	87,572
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	20,000	22,233
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	435,000	466,351
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	350,000	374,689
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	350,000	405,489
South Carolina Transportation Infrastructure Bank Refunding Rev., “A”, 5%, 10/01/2036	1,205,000	1,411,778
South Carolina Transportation Infrastructure Bank Rev., “A”, 5%, 10/01/2040	2,000,000	2,315,980
		$9,612,211
Universities - Colleges - 5.9%
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, 5%, 4/01/2022	$1,205,000	$1,318,728
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	200,000	211,588

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	$75,000	$74,863
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	125,000	124,277
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	55,000	49,363
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	70,000	62,125
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	390,000	432,089
South Carolina Educational Facilities Authority (Wofford College), 5%, 4/01/2035	1,565,000	1,781,377
South Carolina Jobs & Economic Development Authority (Furman University), 5%, 10/01/2028	700,000	821,149
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	30,000	30,169
University of South Carolina, Athletic Facilities Rev., “A”, 4%, 5/01/2035	365,000	394,080
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035 (Prerefunded 5/01/2020)	830,000	860,370
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	170,000	175,717
University of South Carolina, Athletic Facilities Rev., “A”, 4%, 5/01/2036	400,000	430,048
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2036	440,000	519,961
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2037	1,560,000	1,836,931
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2040 (Prerefunded 5/01/2020)	1,665,000	1,725,922
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2040	335,000	345,901
		$11,194,658
Universities - Dormitories - 1.4%
University of South Carolina, Higher
Education Rev., “A”, 5%, 6/01/2035 (Prerefunded 6/01/2020)	$2,555,000	$2,658,656

Utilities - Investor Owned - 0.4%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$800,000	$836,024

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - 5.0%
Easley, SC, Combined Utility System Refunding Rev., ASSD GTY, 5%, 12/01/2034	$2,325,000	$2,369,314
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	145,000	160,303
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	170,000	187,546
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	2,700,000	2,909,547
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 1/01/2030	1,000,000	1,062,240
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	115,000	123,112
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	410,000	439,549
Rock Hill, SC, Utility Systems Rev., 5%, 1/01/2041	1,000,000	1,129,370
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/2049	1,000,000	1,086,020
		$9,467,001
Utilities - Other - 1.9%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$685,000	$993,380
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 9/01/2042	790,000	855,301
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	130,000	164,842
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	270,000	288,260
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	317,008
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	570,000	664,814
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	330,000	345,573
		$3,629,178
Water & Sewer Utility Revenue - 15.3%
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 1/01/2035 (Prerefunded 1/01/2021)	$1,000,000	$1,060,650
Columbia, SC, Stormwater System Rev. (City Improvements), 5%, 2/01/2038	755,000	900,738
Columbia, SC, Waterworks & Sewer System Rev., 4%, 2/01/2043	2,000,000	2,135,280
Columbia, SC, Waterworks & Sewer System Rev., “A”, 5%, 2/01/2025 (Prerefunded 2/01/2021)	580,000	616,836
Columbia, SC, Waterworks & Sewer System Rev., “A”, 5%, 2/01/2036	3,000,000	3,159,270
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	36,021
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 10/01/2029 (Prerefunded 10/01/2019)	1,000,000	1,017,220

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 1/01/2024 (Prerefunded 1/01/2020)	$1,000,000	$1,026,110
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	90,000	99,172
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	315,000	330,826
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	410,000	445,502
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2030	500,000	587,350
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2035	500,000	576,225
Lexington, SC, Waterworks & Sewer Systems Rev., 4%, 6/01/2041	2,000,000	2,131,600
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 1/15/2039 (Prerefunded 1/15/2020)	2,000,000	2,054,940
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	50,000	55,838
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	60,000	66,426
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	33,444
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	70,000	77,676
Mount Pleasant, SC, Waterworks & Sewer System Rev., “A”, 5%, 6/01/2036	1,000,000	1,185,480
Mount Pleasant, SC, Waterworks & Sewer System Rev., “A”, 5%, 6/01/2037	1,000,000	1,180,500
North Charleston, SC, Sewer District, 5%, 7/01/2039	3,425,000	3,870,592
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2033	1,000,000	1,102,760

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2034	$2,000,000	$2,289,440
Spartanburg, SC, Water System Refunding & Improvement Rev., “B”, 5%, 6/01/2039	1,000,000	1,164,570
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 6/01/2039 (Prerefunded 6/01/2019)	2,000,000	2,011,520
		$29,215,986
Total Municipal Bonds (Identified Cost, $177,670,372)		$183,028,067

Trust Units - 0.5%
Sales & Excise Tax Revenue - 0.5%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	889	$778
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	51,421	42,229
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	232,042	203,037
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	75,887	66,401
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	227,662	199,204
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	7,960	6,537
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	24,175	21,153
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	130,934	107,530
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	473,503	414,315
Total Trust Units (Identified Cost, $1,147,101)		$1,061,184

Investment Companies (h) - 2.8%
Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $5,275,554)	5,275,936	$5,275,936

Other Assets, Less Liabilities - 0.8%		1,538,962
Net Assets - 100.0%		$190,904,149

Portfolio of Investments – continued

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	31	$4,639,344	June - 2019	$(116,364)

At March 31, 2019, the fund had cash collateral of $79,050 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/19

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 5.3%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., 5%, 7/01/2037	$1,000,000	$1,164,710
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 7/01/2039	1,000,000	1,035,830
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 7/01/2025	1,000,000	1,071,820
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2035	1,100,000	1,233,628
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	680,000	703,032
		$5,209,020
General Obligations - General Purpose - 11.7%
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	$470,000	$440,700
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	195,000	199,900
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	90,000	91,893
Johnson City, TN, 5%, 6/01/2031 (Prerefunded 6/01/2019)	1,000,000	1,005,680
Memphis, TN, General Improvement, 4%, 6/01/2041	1,000,000	1,056,950
Memphis, TN, General Improvement, “B”, 5%, 4/01/2031	1,000,000	1,137,690
Memphis, TN, General Improvement, “B”, 5%, 4/01/2034	1,025,000	1,160,925
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/2021	2,000,000	2,084,780
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/2034	1,000,000	1,064,400
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	190,000	200,078
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2038	740,000	898,974
State of Illinois, 5%, 11/01/2027	235,000	260,655
State of Illinois, “D”, 5%, 11/01/2028	250,000	275,858
State of Tennessee, “A”, 5%, 10/01/2029 (Prerefunded 10/01/2021)	1,500,000	1,626,660
		$11,505,143
General Obligations - Schools - 1.0%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$25,000	$28,835
Williamson County, TN, School District, 5%, 4/01/2026	740,000	901,201
		$930,036

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - 23.6%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$185,000	$189,710
California Health Facilities Financing Authority Rev. (Providence St. Joseph Health System), “A”, 3%, 10/01/2041	400,000	368,496
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/2044	1,000,000	1,083,670
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	500,000	536,895
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 10/01/2033	1,000,000	1,004,040
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	295,000	313,284
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	680,000	714,707
Greenville, TN, Health and Educational Facilities Board Hospital Rev. (Ballad Health), “A”, 4%, 7/01/2040	1,000,000	1,026,950
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	405,000	412,995
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 4/01/2028	1,500,000	1,721,115
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), “A”, 5%, 4/01/2041	1,000,000	1,131,320
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	790,000	833,592
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	265,000	279,970
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2024	1,000,000	1,112,010
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2033	1,000,000	1,150,190
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (East Tennessee Children’s Hospital), 5%, 11/15/2038	1,000,000	1,159,000
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2036	750,000	829,140

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 9/01/2036	$1,000,000	$1,114,470
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	1,750,000	1,960,227
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 4%, 7/01/2047	1,500,000	1,541,175
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	60,000	63,403
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unfunded Balance, 6%, 8/01/2030	25,000	26,305
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	510,000	521,174
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	100,000	110,312
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Credit Group), “C”, 5%, 11/15/2040	1,500,000	1,525,665
Shelby County, TN, Health, Educational & Housing Facility Board Rev. (Methodist Healthcare), “A”, 5%, 5/01/2035	1,500,000	1,755,615
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	420,000	428,904
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	170,000	175,143
		$23,089,477
Healthcare Revenue - Long Term Care - 4.1%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2047	$750,000	$766,860
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/2043	1,000,000	884,300
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Blakeford at Green Hills), 5%, 7/01/2037	1,000,000	1,045,260
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	550,000	571,225
Shelby County, TN, Health, Educational & Housing Facility Board Rev. (Trezevant Manor Project), “A’”, 5%, 9/01/2037	750,000	713,557
		$3,981,202

Issuer	Shares/Par	Value ($)
Industrial Revenue - Other - 0.7%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$550,000	$705,661

Miscellaneous Revenue - Other - 5.8%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 11/01/2029	$2,500,000	$2,553,550
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2023	1,205,000	1,369,362
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/2026	665,000	686,280
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	980,000	1,064,799
		$5,673,991
Sales & Excise Tax Revenue - 3.3%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$780,000	$866,159
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	480,000	497,616
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	300,000	312,459
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	725,000	793,998
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	7,000	7,077
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	4,000	3,936
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	31,000	29,393
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	144,000	142,279
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	41,000	36,183
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	15,000	13,125
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	4,000	3,359
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	41,000	30,571
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	7,000	4,642
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	380,000	224,800

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	$338,000	$179,370
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	108,000	23,231
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	91,000	14,398
		$3,182,596
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$130,000	$135,990

Single Family Housing - State - 2.6%
Tennessee Housing Development Agency, Residential Finance Program Rev., “3”, 3.85%, 7/01/2043	$995,000	$1,019,557
Tennessee Housing Development Agency, Residential Financing Program Rev., “1”, 3.75%, 7/01/2039	1,500,000	1,555,860
		$2,575,417
State & Local Agencies - 4.5%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2024 (Prerefunded 10/01/2020)	$1,000,000	$1,051,320
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	795,000	719,467
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	385,000	445,830
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	335,000	349,877
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	665,000	767,896
Tennessee School Board Authority, Higher Education Facilities Second Program, “A”, 5%, 11/01/2043	1,000,000	1,094,600
		$4,428,990
Tax - Other - 3.1%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$495,000	$557,271
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	150,000	153,892
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	50,000	51,380
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	105,000	114,313

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	$60,000	$65,023
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	175,000	187,364
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 4.75%, 7/01/2027	400,000	423,180
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 5.5%, 7/01/2037	100,000	107,389
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	230,000	230,120
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	260,000	282,464
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	25,000	27,412
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	415,000	458,434
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	380,000	421,914
		$3,080,156
Tax Assessment - 0.6%
Nashville, TN, Metropolitan Development and Housing Agency Rev. (Fifth + Broadway Development), 5.125%, 6/01/2036	$500,000	$535,245

Tobacco - 0.7%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$200,000	$218,682
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2031	495,000	495,861
		$714,543
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$165,000	$181,111
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	320,000	343,638
		$524,749
Transportation - Special Tax - 3.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	$745,000	$848,793
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	280,000	311,284
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	15,000	15,062

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	$765,000	$826,131
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	270,000	287,056
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	665,000	743,377
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	40,000	43,786
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	70,000	75,045
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	90,000	96,349
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	200,000	231,708
		$3,478,591
Universities - Colleges - 9.1%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 10/01/2039	$500,000	$509,030
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	250,000	260,795
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2030	375,000	411,390
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 5%, 10/01/2041	1,000,000	1,110,350
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 4%, 10/01/2049	1,000,000	1,021,520
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), 5%, 10/01/2034 (Prerefunded 10/01/2019)	535,000	544,079
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), 5%, 10/01/2034 (Prerefunded 10/01/2019)	1,965,000	1,999,328
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	120,000	126,953
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	15,000	14,975

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2035	$605,000	$661,156
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2040	1,120,000	1,198,601
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 5.5%, 8/01/2040 (Prerefunded 8/01/2021)	1,000,000	1,086,680
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	15,000	15,085
		$8,959,942
Universities - Dormitories - 0.6%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (CDFI Phase I LLC, University of Tennessee at Chattanooga), 5%, 10/01/2035	$500,000	$544,965

Utilities - Municipal Owned - 5.9%
Citizens Gas Utility District, TN, Gas Rev., 5%, 5/01/2035 (Prerefunded 5/01/2019)	$580,000	$581,595
Citizens Gas Utility District, TN, Gas Rev.
Unrefunded, 5%, 5/01/2035	420,000	420,958
Clarksville, TN, Electric System Rev., “A”, 5%, 9/01/2034 (Prerefunded 9/01/2020)	1,250,000	1,311,500
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	300,000	317,517
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	470,000	497,443
Memphis, TN, Electric Systems Rev., 5%, 12/01/2034	1,000,000	1,147,640
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “A”, 5%, 5/15/2037	1,000,000	1,183,790
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	65,000	69,585
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	230,000	246,576
		$5,776,604
Utilities - Other - 2.2%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	$70,000	$84,836
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2042	145,000	176,999
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	225,000	240,217
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	115,000	125,710
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	85,000	94,743
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,200,000	1,399,608
		$2,122,113

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 9.3%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2029 (Prerefunded 2/01/2023)	$1,000,000	$1,126,610
Clarksville, TN, Water, Sewer & Gas Rev., 4%, 2/01/2037	1,000,000	1,087,390
Clarksville, TN, Water, Sewer & Gas Rev., 4%, 2/01/2038	500,000	542,360
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	65,000	71,624
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	110,000	122,553
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	135,000	149,889
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	380,000	418,695
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	300,000	325,977
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., 5%, 7/01/2032	2,000,000	2,239,260
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	30,000	33,503
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	35,000	38,749
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	20,000	22,296
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	45,000	49,935
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	65,000	77,314
South Blount County, TN, Utility District Waterworks Rev., Prerefunded & Improvement, AGM, 5%, 12/01/2033 (Prerefunded 12/01/2019)	680,000	695,375

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
South Blount County, TN, Utility District Waterworks Rev., Unrefunded Balance & Improvement, AGM, 5%, 12/01/2033	$1,460,000	$1,490,850
Wilson County, TN, West Wilson Utility District Waterworks Rev., 5%, 6/01/2030	550,000	647,740
		$9,140,120
Total Municipal Bonds (Identified Cost, $93,390,397)		$96,294,551

Trust Units - 0.6%
Sales & Excise Tax Revenue - 0.6%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	466	$408
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	30,385	24,954
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	132,084	115,573
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	39,811	34,835
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	119,432	104,503
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	4,644	3,814
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	14,102	12,339
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	79,001	64,880
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	279,741	244,773
Total Trust Units (Identified Cost, $657,222)		$606,079

Investment Companies (h) - 0.9%
Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $940,387)	940,434	$940,434

Other Assets, Less Liabilities - 0.2%		157,262
Net Assets - 100.0%		$97,998,326

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	16	$2,394,500	June - 2019	$(60,059)

At March 31, 2019, the fund had cash collateral of $40,800 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/19

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.4%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$510,000	$585,011
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	695,000	744,616
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	160,000	170,393
Metropolitan Washington, DC, Airport Authority Refunding Rev., “A”, 5%, 10/01/2037	1,000,000	1,178,580
Metropolitan Washington, DC, Airport Authority Refunding Rev., “A”, 5%, 10/01/2038	1,000,000	1,174,970
Metropolitan Washington, DC, Airport Authority Rev., “B”, 5%, 10/01/2027	980,000	1,146,365
Metropolitan Washington, DC, Airport Authority Rev., “B”, 5%, 10/01/2028	1,000,000	1,163,840
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2023	2,000,000	2,146,840
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2024	1,000,000	1,071,590
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,160,000	1,309,791
		$10,691,996
General Obligations - General Purpose - 9.1%
Chesapeake, VA, “B”, 5%, 6/01/2023	$1,930,000	$2,069,192
Chesterfield County, VA, Public Improvement, “A”, 4%, 1/01/2036	1,570,000	1,736,357
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “E”, 5%, 9/01/2037	1,000,000	1,198,510
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	790,000	809,853
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	240,000	245,047
Fairfax County, VA, Public Improvement, “A”, 5%, 10/01/2037	2,000,000	2,465,500
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	925,000	955,164
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	110,000	113,728
Loudoun County, VA, General Obligation Public Improvement, “A”, 5%, 12/01/2022	3,000,000	3,369,810
Lynchburg, VA, Public Improvement, 5%, 12/01/2023	1,000,000	1,055,800
Lynchburg, VA, Public Improvement, 5%, 6/01/2026	1,000,000	1,160,110
Norfolk, VA, General Obligation Capital Improvement, 5%, 8/01/2043	2,615,000	3,109,810

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/2032 (Prerefunded 2/01/2023)	$440,000	$494,837
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/2032	60,000	66,720
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	170,000	179,017
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	380,000	380,407
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2028 (Prerefunded 3/01/2023)	220,000	248,802
Richmond, VA, Public Improvement, “D”, 5%, 3/01/2032	800,000	1,048,688
Richmond, VA, Public Improvement, “D”, 5%, 3/01/2033	1,000,000	1,320,640
State of Illinois, 5%, 11/01/2027	660,000	732,052
State of Illinois, “D”, 5%, 11/01/2028	655,000	722,747
Suffolk, VA, General Obligation, 5%, 12/01/2022	2,480,000	2,785,710
Virginia Beach, VA, Public Improvement, “B”, 5%, 4/01/2022	2,000,000	2,206,040
		$28,474,541
General Obligations - Schools - 0.0%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$70,000	$80,737

Healthcare Revenue - Hospitals - 13.7%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$540,000	$553,748
Commonwealth of Virginia, University Health System General Rev., “A”, 4%, 7/01/2040	2,000,000	2,095,360
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), 5.5%, 5/15/2035 (Prerefunded 5/15/2019)	530,000	532,475
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2044	2,000,000	2,221,400
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 4%, 5/15/2048	4,000,000	4,249,880
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “C”, 5%, 5/15/2025 (Prerefunded 5/15/2019)	500,000	502,040
Fairfax County, VA, Industrial Development Authority Health Care Rev., Unrefunded Balance, 5.5%, 5/15/2035 (Prerefunded 5/15/2019)	970,000	974,530

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2031	$750,000	$840,525
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2033	1,000,000	1,114,560
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 6/15/2019	1,125,000	1,132,504
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 11/01/2042	1,705,000	1,799,798
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 8/15/2020	795,000	825,202
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	970,000	989,148
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	375,000	360,000
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	395,000	379,200
Lynchburg, VA, Economic Development Authority Rev. (Centra Health), “A”, 5%, 1/01/2047	3,000,000	3,408,750
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	635,000	648,913
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 11/01/2036	2,875,000	3,173,051
Norfolk, VA, Economic Development Authority Hospital Facilities Refunding Rev. (Sentara Healthcare), “B”, 4%, 11/01/2048	3,000,000	3,183,720
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), 5%, 7/01/2033	2,385,000	2,475,559
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, 5%, 7/01/2038 (Prerefunded 7/01/2020)	45,000	46,898
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, AGM, 5%, 7/01/2038	2,955,000	3,049,383
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 11/01/2040	4,000,000	4,135,400
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	220,000	222,763
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	530,000	536,932

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2028	$600,000	$705,852
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2030	400,000	466,140
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/2044	2,000,000	2,179,900
		$42,803,631
Healthcare Revenue - Long Term Care - 3.6%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 1/01/2042	$1,000,000	$1,029,500
Alexandria, VA, Industrial Development Authority, Residential Care Facilities Mortgage Rev. (Goodwin House, Inc.), 5%, 10/01/2030	1,000,000	1,120,110
Fairfax County, VA, Economic Development Authority, Residential Care Facilities (Goodwin House, Inc.), 5%, 10/01/2036	1,000,000	1,099,720
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Lifespire of Virginia.), “C”, 5%, 12/01/2037	765,000	814,740
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2024	395,000	418,048
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2025	385,000	406,391
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	200,800	17,570
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), 4%, 1/01/2037	1,000,000	1,011,930
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5%, 1/01/2042	1,000,000	1,070,460
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	360,000	382,320
Prince William County, VA, Industrial Development Authority, Residential Care Facilities Rev. (Westminster at Lake Ridge), 5%, 1/01/2037	1,000,000	1,078,160
Suffolk, VA, Economic Development Facilities First Mortgage Rev. (Lake Prince Center, Inc.), 5%, 9/01/2031	1,000,000	1,079,110
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	140,000	151,589

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	$265,000	$287,451
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance (Westminster Manor Health), 7%, 11/01/2030	15,000	15,667
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Pinnacle Living), “C”, 5%, 6/01/2042	1,000,000	1,052,160
		$11,034,926
Industrial Revenue - Environmental Services - 0.3%
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038)	$1,000,000	$1,034,300

Industrial Revenue - Other - 1.3%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$3,010,000	$3,861,890

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	$100,000	$115,489
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	130,000	151,064
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (d)	1,683,272	168
		$266,721
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$80,000	$85,531

Multi-Family Housing Revenue - 5.5%
Virginia Housing Development Authority Rev., Rental Housing, “A”, 3.8%, 9/01/2044	$2,000,000	$2,057,760
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 6/01/2030	1,450,000	1,459,353
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 6/01/2045	3,050,000	3,111,976
Virginia Housing Development Authority Rev., Rental Housing, “D”, 3.7%, 10/01/2038	3,000,000	3,101,580
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 4/01/2037	1,330,000	1,347,928
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 1/01/2041	3,770,000	3,900,065
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 4/01/2045	2,125,000	2,154,155
		$17,132,817

Issuer	Shares/Par	Value ($)
Port Revenue - 1.2%
Virginia Port Authority Facilities Rev, “A”, 5%, 7/01/2031 (Prerefunded 7/01/2025)	$3,000,000	$3,551,130

Sales & Excise Tax Revenue - 2.0%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$2,095,000	$2,326,414
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	1,320,000	1,356,366
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	27,000	27,298
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	14,000	13,776
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	104,000	98,610
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	466,000	460,431
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	143,000	126,199
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.75%, 7/01/2053	2,000	1,715
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	59,000	51,626
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	14,000	11,755
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	135,000	100,661
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	26,000	17,240
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,212,000	716,995
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	1,085,000	575,788
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	365,000	78,511
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	297,000	46,991
Puerto Rico Sales Tax Financing Corp., Sales Tax Prerefunded Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	40,000	40,516
		$6,050,892

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Secondary Schools - 0.6%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 1/01/2040 (Prerefunded 1/01/2020)	$1,900,000	$1,948,184

State & Local Agencies - 12.3%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$1,555,000	$1,649,606
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,955,000	1,769,255
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2033	500,000	575,685
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2034	1,000,000	1,149,130
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2035	1,250,000	1,476,275
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2036	1,000,000	1,174,870
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2037	750,000	875,625
Fairfax County, VA, Economic Development Authority Transportation Contract Rev. (Route 28 Projects), “B”, 2.875%, 4/01/2034	4,170,000	4,113,788
Henry County, VA, Industrial Development Authority, Public Facility Leave Rev., 4%, 11/01/2045	3,000,000	3,129,270
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/2035 (Prerefunded 7/15/2020)	1,000,000	1,055,500
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	1,165,000	1,349,070
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2036	3,205,000	3,703,666
Powhatan County, VA, 5%, 1/15/2032	2,500,000	2,563,500
Virginia College Building Authority, Educational Facilities Rev., 5%, 2/01/2023	2,140,000	2,410,903
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/2027	3,000,000	3,236,790
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/2029 (Prerefunded 8/01/2019)	950,000	961,020
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 8/01/2021	1,000,000	1,056,350
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2019	1,175,000	1,188,630
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2030 (Prerefunded 8/01/2020)	1,000,000	1,046,320

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Virginia Resource Authority Infrastructure Rev. (Virginia Pooled Financing Program), “A”, 5%, 8/01/2029 (Prerefunded 8/01/2019)	$100,000	$101,127
Virginia Resources Authority, Infrastructure Rev. (Pooled Financing Program), “C”, 4%, 11/01/2036	3,450,000	3,817,529
		$38,403,909
Tax - Other - 1.6%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$365,000	$374,472
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	120,000	123,312
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	375,000	375,195
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	700,000	760,480
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	85,000	93,200
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	2,030,000	2,242,460
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	990,000	1,099,197
		$5,068,316
Tax Assessment - 0.8%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$750,000	$806,243
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045	1,000,000	1,054,730
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.15%, 3/01/2035	500,000	516,430
		$2,377,403
Tobacco - 1.4%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.75%, 6/01/2034	$275,000	$265,381
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	1,110,000	1,100,709
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	1,230,000	1,232,841
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,575,000	1,722,121
		$4,321,052
Toll Roads - 3.4%
Chesapeake Bay Bridge & Tunnel District First Tier General Resolution Rev., 5%, 7/01/2051	$3,000,000	$3,321,870
Metropolitan Washington, DC, Airports Authority Rev. Senior Lien (Dulles Toll Road), 5%, 10/01/2053	2,000,000	2,095,320

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Toll Roads - continued
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 7/01/2034	$2,500,000	$2,652,250
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	465,000	510,403
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	905,000	971,852
Virginia Small Business Financing Authority, Senior Lien Private Activity Rev. (Transform 66 P3 Project), 5%, 12/31/2049	1,000,000	1,095,310
		$10,647,005
Transportation - Special Tax - 9.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$50,000	$50,205
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,840,000	1,987,034
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	1,540,000	1,686,269
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	1,995,000	2,121,024
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	1,715,000	1,917,130
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	685,000	734,368
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	570,000	610,208
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 4%, 5/15/2042	3,000,000	3,190,140
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, “A”, 4%, 5/15/2035	2,750,000	3,008,692
Virginia Port Authority Rev., 5%, 7/01/2030	1,000,000	1,159,250
Virginia Port Authority Rev., 5%, 7/01/2031	500,000	577,735
Virginia Port Authority, Port Fund Rev., 5%, 7/01/2032 (Prerefunded 7/01/2020)	1,200,000	1,252,128
Washington, DC, Metropolitan Area Transit
Authority Gross Rev., 5%, 7/01/2037	1,560,000	1,838,632
Washington, DC, Metropolitan Area Transit
Authority Gross Rev., 5%, 7/01/2038	1,560,000	1,832,282
Washington, DC, Metropolitan Area Transit
Authority Gross Rev., “A”, 5.25%, 7/01/2029 (Prerefunded 7/01/2019)	1,485,000	1,498,796
Washington, DC, Metropolitan Area Transit
Authority Gross Rev., “A”, 5.125%, 7/01/2032 (Prerefunded 7/01/2019)	1,365,000	1,377,258
Washington, DC, Metropolitan Area Transit
Authority Gross Rev., “B”, 5%, 7/01/2042	3,860,000	4,492,693
		$29,333,844

Issuer	Shares/Par	Value ($)
Universities - Colleges - 12.7%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/2026	$1,770,000	$1,769,858
Commonwealth of Virginia, University General Pledge Refunding Rev., “A”, 4%, 11/01/2037	745,000	799,892
Commonwealth of Virginia, University General Pledge Refunding Rev., “A”, 4%, 5/01/2048	2,475,000	2,617,585
Connecticut Health & Educational Facilities Authority Connecticut Rev. (Connecticut State University System Issue, Series P-1), 2.625%, 11/01/2032	1,765,000	1,640,532
Lexington, VA, Industrial Development Authority Educational Facilities Rev. (Washington and Lee Universities), “A”, 5%, 1/01/2043	1,000,000	1,181,040
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2030	615,000	638,118
Pennsylvania Higher Educational Facilities Authority Rev., BAM, 3%, 6/15/2045	1,450,000	1,363,826
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/2034 (Prerefunded 9/01/2021)	1,000,000	1,092,220
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	370,000	370,311
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	230,000	228,671
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	595,000	659,212
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2034	1,000,000	1,139,630
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2043	2,000,000	2,219,660
University of Virginia (University Rev.), 5%, 9/01/2025	3,760,000	4,061,402
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 6/01/2043	685,000	759,110
University of Virginia, General Rev. Pledge Refunding, “B”, 5%, 4/01/2046	2,500,000	2,949,875
University of Virginia, Rector and Visitors General Pledge Rev. (Multi-Year Capital Project), “A”, 4%, 8/01/2048	2,000,000	2,155,380
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “A”, 5%, 7/01/2035	1,000,000	1,056,430

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	$1,000,000	$1,070,140
Virginia College Building Authority, Educational Facilities Rev. (Randolph-Macon College), 4%, 1/15/2041	1,600,000	1,671,440
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 3/01/2021	2,115,000	2,253,702
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 4/01/2037	2,180,000	2,183,815
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 1/01/2031	1,000,000	1,237,090
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), “A”, 5%, 1/01/2040	1,000,000	1,140,130
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	2,500,000	2,896,650
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 4/01/2033	500,000	513,690
		$39,669,409
Utilities - Municipal Owned - 3.5%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$785,000	$830,836
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	1,250,000	1,322,988
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	470,000	471,706
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	60,000	60,015
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	260,000	260,049
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	5,000	5,095
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	25,000	25,151
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	30,000	30,035
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	185,000	185,202
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	335,000	360,634
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	55,000	58,964
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2027	2,555,000	2,868,856
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2035	2,000,000	2,326,400
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2038	2,000,000	2,213,580
		$11,019,511

Issuer	Shares/Par	Value ($)
Utilities - Other - 1.1%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$945,000	$956,661
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	555,000	592,535
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	317,008
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	215,000	243,158
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,140,000	1,329,628
		$3,438,990
Water & Sewer Utility Revenue - 11.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$105,000	$108,062
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	265,000	267,390
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2028	1,000,000	1,096,230
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2041	3,000,000	3,537,600
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	60,000	62,137
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	175,000	186,013
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	295,000	328,665
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	375,000	416,359
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,045,000	1,151,412
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	620,000	651,149
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 5%, 10/01/2035	660,000	787,644
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 4%, 10/01/2037	1,350,000	1,467,355
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 4%, 10/01/2038	1,265,000	1,371,020
Henrico County, VA, Water and Sewer System Rev., 4%, 5/01/2046	1,435,000	1,543,055
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	80,000	89,341
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	100,000	110,710

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	$50,000	$55,741
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	110,000	122,063
Norfolk, VA, Water Rev., 5%, 11/01/2028 (Prerefunded 5/01/2022)	985,000	1,088,080
Norfolk, VA, Water Rev., 5%, 11/01/2028	15,000	16,448
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/2022	1,310,000	1,465,942
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/2031 (Prerefunded 10/01/2019)	1,000,000	1,017,470
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040 (Prerefunded 11/01/2020)	1,240,000	1,308,126
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040	160,000	167,950
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2025 (Prerefunded 11/01/2021)	260,000	283,015
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (Prerefunded 11/01/2021) (u)	505,000	549,703
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (u)	740,000	806,408
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (Prerefunded 11/01/2021) (u)	3,645,000	3,967,655
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (u)	2,110,000	2,293,169
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (Prerefunded 11/01/2021) (u)	1,400,000	1,518,356
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (u)	1,600,000	1,737,632
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/2025	1,335,000	1,451,612
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2033	2,245,000	1,346,753

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2034	$2,250,000	$1,284,682
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2035	1,950,000	1,058,246
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2036	1,250,000	643,888
		$35,357,081
Total Municipal Bonds (Identified Cost, $298,298,289)		$306,653,816

Trust Units - 0.5%
Sales & Excise Tax Revenue - 0.5%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	1,477	$1,292
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	81,806	67,183
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	374,613	327,786
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	126,185	110,412
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	378,555	331,236
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	12,936	10,624
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	39,284	34,374
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	204,585	168,015
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	747,497	654,060
Total Trust Units (Identified Cost, $1,840,514)		$1,704,982

Investment Companies (h) - 1.3%
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $4,084,130)	4,084,274	$4,084,274

Other Assets, Less Liabilities - (0.1)%		(365,233)
Net Assets - 100.0%		$312,077,839

Portfolio of Investments – continued

Derivative Contracts at 3/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	52	$7,782,125	June - 2019	$(195,191)

At March 31, 2019, the fund had cash collateral of $132,600 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/19

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.3%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$155,000	$168,493
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	110,000	117,728
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	745,000	770,233
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	60,000	67,162
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	70,000	78,982
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	55,000	61,290
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	85,000	94,204
		$1,358,092
General Obligations - General Purpose - 7.3%
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “G”, 3%, 9/01/2046	$455,000	$426,635
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	95,000	96,998
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	35,000	36,141
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	45,000	46,525
State of West Virginia, 4%, 6/01/2022	1,750,000	1,800,733
State of West Virginia, 4%, 6/01/2023	2,000,000	2,055,780
State of West Virginia, General Obligation Road Bonds, “B”, 4%, 12/01/2042	1,000,000	1,067,710
State of West Virginia, General Obligation Road Bonds, “B”, 4%, 6/01/2043	2,000,000	2,134,020
		$7,664,542
General Obligations - Schools - 6.8%
Hancock County, WV, Board of Education, 4.5%, 5/01/2032	$1,405,000	$1,466,946
Monongalia County, WV, Board of Education, 5%, 5/01/2031	2,000,000	2,175,640
Putnam County, WV, Board of Education, 4%, 5/01/2020	2,500,000	2,564,000
Putnam County, WV, Board of Education, 4%, 5/01/2025	1,000,000	1,025,990
		$7,232,576

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - 16.2%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$190,000	$194,837
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	725,000	762,004
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	450,000	471,272
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	340,000	356,320
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	410,000	432,624
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	290,000	306,382
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/2041	1,100,000	1,203,950
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	1,000,000	1,107,610
Princeton, WV, Hospital Rev. (Princeton Community Hospital), “A”, 5%, 5/01/2027	750,000	801,862
Spartanburg County, SC, Regional Health Services District, “A”, 4%, 4/15/2043	780,000	796,536
West Virginia Hospital Finance Authority Hospital Rev. (Cabell Huntington Hospital Obligated Group), “A”, 4.125%, 1/01/2047	1,000,000	1,014,470
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2028	1,000,000	1,105,670
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 9/01/2023	1,515,000	1,682,135
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	500,000	376,775
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,079,820
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,091,650
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 4%, 6/01/2035	1,500,000	1,575,480

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 5.5%, 6/01/2044	$1,460,000	$1,625,360
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 5%, 6/01/2042	1,000,000	1,118,380
		$17,103,137
Industrial Revenue - Other - 0.5%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$420,000	$538,868

Miscellaneous Revenue - Other - 10.8%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$605,000	$628,256
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	140,000	149,908
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	215,000	229,639
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	580,000	618,222
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	545,000	592,159
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	155,000	181,989
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	120,000	139,116
West Virginia Economic Development Authority, Excess Lottery Rev., “A”, 5%, 7/01/2038	1,000,000	1,169,100
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 6/15/2040 (Prerefunded 6/15/2020)	2,475,000	2,577,217
West Virginia School Building Authority, “A”, 3%, 7/01/2033	2,000,000	2,015,940
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 7/01/2030	1,000,000	1,038,720
West Virginia, Higher Education Policy Commission Rev. (Community & Technology- Capital Improvement), 5%, 7/01/2039 (Prerefunded 7/01/2019)	1,200,000	1,210,404
West Virginia, Higher Education Policy Commission Rev. (Community & Technology- Capital Improvement), “A”, 5%, 7/01/2036	750,000	874,290
		$11,424,960

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 3.8%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., AGM, 5%, 12/01/2046	$825,000	$916,129
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	335,000	348,913
Guam Government Business Privilege Tax Rev., “A”, 5.125%, 1/01/2042	790,000	816,576
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	500,000	647,555
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), “A”, 5.5%, 6/01/2037	500,000	519,610
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	8,000	8,088
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	4,000	3,936
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	32,000	30,341
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	157,000	155,124
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 4.55%, 7/01/2040	45,000	39,713
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), “2019A-2”, 5%, 7/01/2058	17,000	14,875
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	4,000	3,359
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	45,000	33,554
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	7,000	4,641
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	412,000	243,731
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	370,000	196,352
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	122,000	26,242
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	99,000	15,664
		$4,024,403
Single Family Housing - State - 2.5%
West Virginia Housing Development Fund, “A”, 3.8%, 11/01/2024	$30,000	$30,030

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
West Virginia Housing Development Fund, “A”, 3.875%, 11/01/2044	$1,500,000	$1,549,965
West Virginia Housing Development Fund, “A”, FHA, 3.9%, 11/01/2048	990,000	1,014,087
		$2,594,082
State & Local Agencies - 8.3%
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	$835,000	$824,437
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	400,000	463,200
State of Washington FYI Properties Lease Rev. (DIS Project), 5.5%, 6/01/2034	545,000	548,537
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/2033	1,000,000	1,001,250
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 6/01/2022	1,000,000	1,066,600
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 6/01/2029	2,000,000	2,180,420
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2025	570,000	571,625
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2030	1,355,000	1,358,862
West Virginia Hospital Finance Authority Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/2034	795,000	796,447
		$8,811,378
Tax - Other - 3.2%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$535,000	$602,303
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	160,000	164,152
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	55,000	56,518
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	945,000	945,491
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	95,000	104,943
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	430,000	477,429
Virgin Islands Public Finance Authority Rev. (Gross Receipts), AGM, 5%, 10/01/2032	1,000,000	1,081,630
		$3,432,466
Tax Assessment - 1.4%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/2033	$455,000	$454,054
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4%, 6/01/2034	1,000,000	1,007,350
		$1,461,404

Issuer	Shares/Par	Value ($)
Tobacco - 0.6%
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	$620,000	$677,914

Toll Roads - 1.0%
West Virginia Parkways Authority, Turnpike Toll Rev., 4%, 6/01/2047	$1,000,000	$1,060,600

Transportation - Special Tax - 3.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$575,000	$586,828
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	755,000	815,332
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	225,000	246,370
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	340,000	361,478
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	760,000	849,574
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	115,000	123,288
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	220,000	254,879
		$3,237,749
Universities - Colleges - 14.6%
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2024	$440,000	$472,780
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2032	4,035,000	4,284,686
Marshall University, WV, University Rev., 5%, 5/01/2030	2,000,000	2,067,920
Marshall University, WV, University Rev., 5%, 5/01/2041	1,000,000	1,057,570
New York Dormitory Authority Rev. (New York University), “1”, AAC, 5.5%, 7/01/2040	555,000	748,828
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NATL, 5%, 7/01/2021	1,270,000	1,274,851
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	10,000	9,983
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	110,000	114,045

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 4/01/2020	$1,700,000	$1,765,671
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 4/01/2028	3,035,000	3,562,696
		$15,359,030
Utilities - Investor Owned - 0.5%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$470,000	$491,164

Utilities - Municipal Owned - 0.9%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$325,000	$343,977
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	435,000	486,434
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	135,000	145,330
		$975,741
Utilities - Other - 1.6%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$615,000	$891,867
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	245,000	261,569
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	125,000	136,641
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	290,000	303,685
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	70,000	75,771
		$1,669,533
Water & Sewer Utility Revenue - 13.3%
Berkeley County, WV, Public Service Sewer District, “A”, BAM, 5%, 6/01/2036	$1,700,000	$1,951,141
Fairmont, WV, Waterworks Rev., AAC, 5.25%, 7/01/2022	200,000	212,986
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	40,000	44,076
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	515,000	540,874
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	180,000	195,586
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	20,000	21,980
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	20,000	21,573
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	35,000	39,087
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	40,000	44,284

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	$20,000	$22,296
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	50,000	55,483
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	75,000	89,208
Morgantown, WV, Combined Utility System Rev., “A”, AGM, 5%, 12/01/2041	1,000,000	1,141,940
Morgantown, WV, Combined Utility System Rev., “B”, BAM, 5%, 12/01/2043	2,000,000	2,328,100
Ogden City, Utah, Sewer and Water Rev., 3%, 6/15/2041	620,000	598,685
West Virginia Water Development Authority Rev. (Loan Program II), “A-II”, 5%, 11/01/2033	1,475,000	1,706,457
West Virginia Water Development Authority Rev. (Loan Program IV), “A-IV”, 5%, 11/01/2038	500,000	591,570
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2038	3,000,000	3,294,960
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2043	1,000,000	1,096,090
		$13,996,376
Total Municipal Bonds (Identified Cost, $99,765,210)		$103,114,015

Trust Units - 0.6%
Sales & Excise Tax Revenue - 0.6%
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	504	$441
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	19,088	15,676
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	101,069	88,436
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	43,102	37,714
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	129,307	113,144
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	4,312	3,541
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	13,095	11,458

Portfolio of Investments – continued

Trust Units - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	$84,667	$69,533
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	300,078	262,568
Total Trust Units (Identified Cost, $651,295)		$602,511

Investment Companies (h) - 0.5%

Issuer	Shares/Par	Value ($)
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $518,078)	518,129	$518,129

Other Assets, Less Liabilities - 1.2%		1,262,765
Net Assets - 100.0%		$105,497,420

Portfolio Footnotes:

(d)	In default.
(h)

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:

	Affiliated Issuers	Unaffiliated Issuers
Mississippi Fund	$697,666	$88,842,144
New York Fund	2,766,824	239,296,474
North Carolina Fund	8,877,352	394,797,205
Pennsylvania Fund	2,730,549	136,792,448
South Carolina Fund	5,275,936	184,089,251
Tennessee Fund	940,434	96,900,630
Virginia Fund	4,084,274	308,358,798
West Virginia Fund	518,129	103,716,526

(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/19

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Assets
Investments in unaffiliated issuers, at value (identified cost, $85,228,945, $230,969,733, $382,108,060, and $131,388,755, respectively)	$88,842,144	$239,296,474	$394,797,205	$136,792,448

Investments in affiliated issuers, at value (identified cost, $697,596, $2,766,558, $8,876,694, and $2,730,334, respectively)	697,666	2,766,824	8,877,352	2,730,549

Deposits with brokers for futures contracts	—	40,800	170,850	53,550

Receivables for

Net daily variation margin on open futures contracts	—	6,000	25,130	7,876

Investments sold	—	—	2,766,750	1,368,746

Fund shares sold	73,115	1,673,613	691,125	412,914

Interest	1,052,943	2,872,930	5,921,395	1,750,595
Other assets	520	974	1,544	672
Total assets	$90,666,388	$246,657,615	$413,251,351	$143,117,350

Liabilities
Payable to custodian	$—	$—	$—	$1,241
Payables for

Distributions	22,404	96,303	91,597	59,603

Investments purchased	1,070,515	—	2,000,000	3,659,960

Fund shares reacquired	76,944	1,423,830	448,960	123,092

Payable to affiliates

Investment adviser	4,555	12,286	20,502	7,023

Shareholder servicing costs	35,322	82,915	182,438	51,984

Distribution and service fees	683	5,095	9,110	1,308

Payable for independent Trustees’ compensation	1,153	1,466	3,274	1,137
Accrued expenses and other liabilities	66,789	74,815	79,928	73,001
Total liabilities	$1,278,365	$1,696,710	$2,835,809	$3,978,349
Net assets	$89,388,023	$244,960,905	$410,415,542	$139,139,001

Net assets consist of
Paid-in capital	$88,205,011	$237,692,657	$405,973,943	$135,602,021
Total distributable earnings (loss)	1,183,012	7,268,248	4,441,599	3,536,980
Net assets	$89,388,023	$244,960,905	$410,415,542	$139,139,001

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Net assets

Class A	$79,190,173	$154,802,571	$295,515,152	$105,776,977

Class B	658,549	2,876,322	1,298,945	2,372,979

Class C	—	16,952,603	38,638,532	—

Class I	8,672,381	68,415,223	58,802,280	20,252,607
Class R6	866,920	1,914,186	16,160,633	10,736,438
Total net assets	$89,388,023	$244,960,905	$410,415,542	$139,139,001

Shares of beneficial interest outstanding

Class A	8,213,741	14,075,579	25,502,377	10,307,661

Class B	68,216	262,197	112,232	230,658

Class C	—	1,543,292	3,336,273	—

Class I	900,932	7,033,269	6,087,412	2,071,817
Class R6	90,064	196,831	1,673,039	1,097,874
Total shares of beneficial interest outstanding	9,272,953	23,111,168	36,711,333	13,708,010

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$9.64	$11.00	$11.59	$10.26
Offering price per share (100 / 95.75 × net asset value per share)	$10.07	$11.49	$12.10	$10.72

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$9.65	$10.97	$11.57	$10.29

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$10.98	$11.58	$—

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.63	$9.73	$9.66	$9.78

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.63	$9.73	$9.66	$9.78

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/19	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Assets
Investments in unaffiliated issuers, at value (identified cost, $178,817,473, $94,047,619, $300,138,803, and $100,416,505, respectively)	$184,089,251	$96,900,630	$308,358,798	$103,716,526

Investments in affiliated issuers, at value (identified cost, $5,275,554, $940,387, $4,084,130, and $518,078, respectively)	5,275,936	940,434	4,084,274	518,129

Cash	—	500	—	—

Deposits with brokers for futures contracts	79,050	40,800	132,600	—

Receivables for

Net daily variation margin on open futures contracts	11,627	6,001	19,503	—

Investments sold	—	—	3,071,200	—

Fund shares sold	389,452	51,021	144,592	7,665

Interest	2,522,721	1,322,596	4,183,677	1,505,131

Receivable from investment adviser	—	1,218	4,141	4,904
Other assets	869	596	1,294	613
Total assets	$192,368,906	$99,263,796	$320,000,079	$105,752,968

Liabilities
Payables for

Distributions	$32,311	$20,411	$89,295	$15,499

Investments purchased	884,332	995,000	2,155,862	—

Interest expense and fees	—	—	47,168	—

Fund shares reacquired	394,317	132,202	382,946	108,799

Payable to the holders of the floating rate certificates	—	—	5,008,852	—

Payable to affiliates

Investment adviser	4,068	—	—	—

Shareholder servicing costs	71,950	46,798	149,640	61,214

Distribution and service fees	3,461	1,870	6,789	31

Payable for independent Trustees’ compensation	3,328	1,756	3,299	3,328
Accrued expenses and other liabilities	70,990	67,433	78,389	66,677
Total liabilities	$1,464,757	$1,265,470	$7,922,240	$255,548
Net assets	$190,904,149	$97,998,326	$312,077,839	$105,497,420

Net assets consist of
Paid-in capital	$189,803,457	$97,078,445	$309,239,681	$105,608,041
Total distributable earnings (loss)	1,100,692	919,881	2,838,158	(110,621)
Net assets	$190,904,149	$97,998,326	$312,077,839	$105,497,420

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Net assets

Class A	$156,427,364	$70,929,969	$226,365,809	$98,509,973

Class B	1,954,533	677,495	754,954	494,113

Class C	—	—	17,665,303	—

Class I	28,181,680	23,309,588	57,138,903	6,247,644
Class R6	4,340,572	3,081,274	10,152,870	245,690
Total net assets	$190,904,149	$97,998,326	$312,077,839	$105,497,420

Shares of beneficial interest outstanding

Class A	13,063,777	6,848,449	20,315,425	8,970,676

Class B	163,316	65,472	67,801	45,009

Class C	—	—	1,585,812	—

Class I	2,905,048	2,407,967	5,900,041	646,355
Class R6	447,403	318,507	1,047,595	25,427
Total shares of beneficial interest outstanding	16,579,544	9,640,395	28,916,674	9,687,467

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$11.97	$10.36	$11.14	$10.98
Offering price per share (100 / 95.75 × net asset value per share)	$12.50	$10.82	$11.63	$11.47

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$11.97	$10.35	$11.13	$10.98

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$11.14	$—

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.70	$9.68	$9.68	$9.67

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.70	$9.67	$9.69	$9.66

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/19

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Net investment income (loss)
Interest	$3,858,952	$10,486,082	$17,369,142	$5,941,761
Dividends from affiliated issuers	13,893	59,757	100,973	41,258
Other	25	219	533	175
Total investment income	$3,872,870	$10,546,058	$17,470,648	$5,983,194
Expenses

Management fee	$399,158	$1,027,079	$1,796,074	$571,191

Distribution and service fees	206,312	569,346	1,162,330	275,588

Shareholder servicing costs	64,626	170,485	330,943	108,616

Administrative services fee	22,920	42,436	66,297	28,252

Independent Trustees’ compensation	2,798	8,057	8,718	4,275

Custodian fee	19,081	35,693	48,968	27,452

Shareholder communications	6,308	11,922	18,775	11,560

Audit and tax fees	55,142	55,179	55,224	55,152

Legal fees	10,584	11,681	12,687	10,973

Registration fees	57,598	70,347	72,419	58,220
Miscellaneous	25,187	28,542	31,761	26,306
Total expenses	$869,714	$2,030,767	$3,604,196	$1,177,585

Fees paid indirectly	(239)	(29)	(252)	(53)
Reduction of expenses by investment adviser and distributor	(132,872)	(30,604)	(59,309)	(165,504)
Net expenses	$736,603	$2,000,134	$3,544,635	$1,012,028
Net investment income (loss)	$3,136,267	$8,545,924	$13,926,013	$4,971,166

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$(380,488)	$49,973	$(912,422)	$199,215

Affiliated issuers	(59)	748	(470)	(536)
Futures contracts	—	(49,368)	(129,946)	(39,201)
Net realized gain (loss)	$(380,547)	$1,353	$(1,042,838)	$159,478
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$1,132,423	$2,583,182	$3,826,413	$969,197

Affiliated issuers	63	260	169	201
Futures contracts	—	(60,059)	(251,497)	(78,827)
Net unrealized gain (loss)	$1,132,486	$2,523,383	$3,575,085	$890,571
Net realized and unrealized gain (loss)	$751,939	$2,524,736	$2,532,247	$1,050,049
Change in net assets from operations	$3,888,206	$11,070,660	$16,458,260	$6,021,215

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/19	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Net investment income (loss)
Interest	$7,927,193	$4,381,740	$12,639,574	$4,607,878
Dividends from affiliated issuers	36,215	16,676	66,161	18,807
Other	272	101	451	32
Total investment income	$7,963,680	$4,398,517	$12,706,186	$4,626,717
Expenses

Management fee	$827,906	$451,714	$1,358,104	$474,220

Distribution and service fees	408,507	200,344	758,142	250,002

Shareholder servicing costs	134,070	84,227	276,614	99,941

Administrative services fee	36,242	24,566	52,670	25,255

Independent Trustees’ compensation	4,722	4,264	8,542	4,584

Custodian fee	27,572	19,625	42,290	17,127

Shareholder communications	10,292	6,458	16,624	6,732

Audit and tax fees	55,168	55,147	55,198	55,147

Legal fees	10,706	6,288	7,792	8,420

Registration fees	57,378	56,569	70,681	57,180

Interest expense and fees	—	—	112,061	—
Miscellaneous	26,989	25,645	27,863	25,257
Total expenses	$1,599,552	$934,847	$2,786,581	$1,023,865

Fees paid indirectly	(208)	(223)	(217)	(352)
Reduction of expenses by investment adviser and distributor	(113,144)	(104,705)	(243,056)	(131,034)
Net expenses	$1,486,200	$829,919	$2,543,308	$892,479
Net investment income (loss)	$6,477,480	$3,568,598	$10,162,878	$3,734,238

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$(131,049)	$(15,805)	$89,989	$(102,664)

Affiliated issuers	(20)	35	(195)	219
Futures contracts	(64,150)	(17,868)	(107,289)	—
Net realized gain (loss)	$(195,219)	$(33,638)	$(17,495)	$(102,445)
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$1,918,408	$881,992	$3,905,838	$596,547

Affiliated issuers	47	15	(58)	51
Futures contracts	(116,364)	(60,059)	(195,191)	—
Net unrealized gain (loss)	$1,802,091	$821,948	$3,710,589	$596,598
Net realized and unrealized gain (loss)	$1,606,872	$788,310	$3,693,094	$494,153
Change in net assets from operations	$8,084,352	$4,356,908	$13,855,972	$4,228,391

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/19	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income (loss)	$3,136,267	$8,545,924	$13,926,013	$4,971,166

Net realized gain (loss)	(380,547)	1,353	(1,042,838)	159,478
Net unrealized gain (loss)	1,132,486	2,523,383	3,575,085	890,571
Change in net assets from operations	$3,888,206	$11,070,660	$16,458,260	$6,021,215
Total distributions to shareholders (a)	$(2,866,935)	$(8,046,040)	$(12,599,570)	$(4,505,538)
Change in net assets from fund share transactions	$(2,266,723)	$12,693,368	$9,262,693	$13,059,554
Total change in net assets	$(1,245,452)	$15,717,988	$13,121,383	$14,575,231

Net assets

At beginning of period	90,633,475	229,242,917	397,294,159	124,563,770
At end of period (b)	$89,388,023	$244,960,905	$410,415,542	$139,139,001

Year ended 3/31/19	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income (loss)	$6,477,480	$3,568,598	$10,162,878	$3,734,238

Net realized gain (loss)	(195,219)	(33,638)	(17,495)	(102,445)
Net unrealized gain (loss)	1,802,091	821,948	3,710,589	596,598
Change in net assets from operations	$8,084,352	$4,356,908	$13,855,972	$4,228,391
Total distributions to shareholders (a)	$(5,798,616)	$(3,225,738)	$(9,427,032)	$(3,372,239)
Change in net assets from fund share transactions	$2,084,600	$(8,760,970)	$11,300,168	$(4,152,969)
Total change in net assets	$4,370,336	$(7,629,800)	$15,729,108	$(3,296,817)

Net assets

At beginning of period	186,533,813	105,628,126	296,348,731	108,794,237
At end of period (b)	$190,904,149	$97,998,326	$312,077,839	$105,497,420

(a)	Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2.
(b)	Disclosure of accumulated undistributed (distributions in excess of) net investment income is no longer required. See Note 2.

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/18	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income (loss)	$2,919,179	$7,856,699	$12,497,724	$4,874,401

Net realized gain (loss)	96,646	1,621,111	543,065	355,231
Net unrealized gain (loss)	(1,162,717)	(3,697,702)	(5,409,865)	(1,189,045)
Change in net assets from operations	$1,853,108	$5,780,108	$7,630,924	$4,040,587

Distributions declared to shareholders
From net investment income	$(2,905,463)	$(7,406,413)	$(11,805,586)	$(4,543,541)
Change in net assets from fund share transactions	$1,458,514	$25,286,785	$38,303,917	$2,031,984
Total change in net assets	$406,159	$23,660,480	$34,129,255	$1,529,030

Net assets
At beginning of period	90,227,316	205,582,437	363,164,904	123,034,740
At end of period	$90,633,475	$229,242,917	$397,294,159	$124,563,770
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$60,904	$(8,962)	$92,912	$9,722

Year ended 3/31/18	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income (loss)	$6,028,600	$3,699,698	$10,022,668	$3,811,998

Net realized gain (loss)	949,545	453,558	828,545	239,699
Net unrealized gain (loss)	(2,524,716)	(1,921,607)	(4,613,770)	(1,519,981)
Change in net assets from operations	$4,453,429	$2,231,649	$6,237,443	$2,531,716

Distributions declared to shareholders
From net investment income	$(5,745,985)	$(3,528,723)	$(9,520,824)	$(3,682,257)
Change in net assets from fund share transactions	$1,956,231	$(3,524,318)	$4,327,384	$(6,919,104)
Total change in net assets	$663,675	$(4,821,392)	$1,044,003	$(8,069,645)

Net assets
At beginning of period	185,870,138	110,449,518	295,304,728	116,863,882
At end of period	$186,533,813	$105,628,126	$296,348,731	$108,794,237
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(16,555)	$475,803	$(92,540)	$(11,031)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16		3/31/15

Net asset value, beginning of period	$9.53	$9.64	$10.02		$10.01		$9.67

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.31	$0.34	(c)	$0.36		$0.35
Net realized and unrealized gain (loss)	0.08	(0.11)	(0.39)		(0.01)		0.34
Total from investment operations	$0.42	$0.20	$(0.05)		$0.35		$0.69

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.33)		$(0.34)		$(0.35)
Net asset value, end of period (x)	$9.64	$9.53	$9.64		$10.02		$10.01
Total return (%) (r)(s)(t)(x)	4.47	2.07	(0.49	)(c)	3.60		7.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	0.98	(c)	0.96		0.96

Expenses after expense reductions (f)	0.83	0.83	0.81	(c)	0.80		0.80

Net investment income (loss)	3.53	3.21	3.41	(c)	3.63		3.56

Portfolio turnover	16	11	14		17		16
Net assets at end of period (000 omitted)	$79,190	$82,526	$84,401		$88,070		$85,927

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16		3/31/15

Net asset value, beginning of period	$9.54	$9.65	$10.04		$10.02		$9.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.25	$0.27	(c)	$0.29		$0.29
Net realized and unrealized gain (loss)	0.09	(0.11)	(0.39)		(0.00	)(w)	0.33
Total from investment operations	$0.36	$0.14	$(0.12)		$0.29		$0.62

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.27)		$(0.27)		$(0.28)
Net asset value, end of period (x)	$9.65	$9.54	$9.65		$10.04		$10.02
Total return (%) (r)(s)(t)(x)	3.79	1.40	(1.25	)(c)	3.01		6.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.72	(c)	1.71		1.71

Expenses after expense reductions (f)	1.49	1.50	1.48	(c)	1.47		1.47

Net investment income (loss)	2.87	2.55	2.74	(c)	2.96		2.90

Portfolio turnover	16	11	14		17		16
Net assets at end of period (000 omitted)	$659	$1,007	$1,180		$1,477		$1,655

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.51	$9.62	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.32	$0.34	(c)
Net realized and unrealized gain (loss)	0.09	(0.11)	(0.38)
Total from investment operations	$0.43	$0.21	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$9.63	$9.51	$9.62
Total return (%) (r)(s)(t)(x)	4.67	2.15	(0.42	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.74	0.75	(c)

Expenses after expense reductions (f)	0.74	0.74	0.75	(c)

Net investment income (loss)	3.63	3.29	3.44	(c)

Portfolio turnover	16	11	14
Net assets at end of period (000 omitted)	$8,672	$6,540	$4,646

	Year ended
Class R6	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.51	$9.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.21
Net realized and unrealized gain (loss)	0.09	(0.24)
Total from investment operations	$0.44	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.22)
Net asset value, end of period (x)	$9.63	$9.51
Total return (%) (r)(s)(t)(x)	4.74	(0.36	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.71	(a)

Expenses after expense reductions (f)	0.67	0.70	(a)

Net investment income (loss)	3.71	3.33	(a)

Portfolio turnover	16	11
Net assets at end of period (000 omitted)	$867	$560

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.87	$10.93	$11.31		$11.25	$10.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.40	$0.41	(c)	$0.43	$0.39
Net realized and unrealized gain (loss)	0.11	(0.08)	(0.39)		0.01	0.51
Total from investment operations	$0.51	$0.32	$0.02		$0.44	$0.90

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.38)	$(0.40)		$(0.38)	$(0.39)
Net asset value, end of period (x)	$11.00	$10.87	$10.93		$11.31	$11.25
Total return (%) (r)(s)(t)(x)	4.82	2.89	0.15	(c)	4.05	8.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.89	0.89	(c)	0.88	0.88

Expenses after expense reductions (f)	0.88	0.88	0.88	(c)	0.87	0.87

Net investment income (loss)	3.75	3.60	3.68	(c)	3.84	3.51

Portfolio turnover	17	23	28		13	25
Net assets at end of period (000 omitted)	$154,803	$143,689	$124,890		$169,905	$164,566

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.84	$10.90	$11.28		$11.22	$10.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.32	$0.33	(c)	$0.34	$0.31
Net realized and unrealized gain (loss)	0.11	(0.09)	(0.40)		0.02	0.51
Total from investment operations	$0.43	$0.23	$(0.07)		$0.36	$0.82

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.31)		$(0.30)	$(0.31)
Net asset value, end of period (x)	$10.97	$10.84	$10.90		$11.28	$11.22
Total return (%) (r)(s)(t)(x)	4.05	2.12	(0.60	)(c)	3.28	7.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	1.64	(c)	1.63	1.63

Expenses after expense reductions (f)	1.63	1.64	1.63	(c)	1.63	1.63

Net investment income (loss)	3.01	2.87	2.94	(c)	3.10	2.76

Portfolio turnover	17	23	28		13	25
Net assets at end of period (000 omitted)	$2,876	$3,980	$5,032		$5,398	$5,459

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.86	$10.92	$11.30		$11.23	$10.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.33	(c)	$0.34	$0.31
Net realized and unrealized gain (loss)	0.10	(0.08)	(0.39)		0.03	0.51
Total from investment operations	$0.42	$0.23	$(0.06)		$0.37	$0.82

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.32)		$(0.30)	$(0.31)
Net asset value, end of period (x)	$10.98	$10.86	$10.92		$11.30	$11.23
Total return (%) (r)(s)(t)(x)	3.95	2.12	(0.60	)(c)	3.37	7.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.64	1.64	(c)	1.63	1.63

Expenses after expense reductions (f)	1.63	1.64	1.63	(c)	1.62	1.63

Net investment income (loss)	2.99	2.85	2.94	(c)	3.09	2.76

Portfolio turnover	17	23	28		13	25
Net assets at end of period (000 omitted)	$16,953	$22,932	$25,246		$26,751	$25,092

			Year ended
Class I			3/31/19		3/31/18	3/31/17 (i)

Net asset value, beginning of period			$9.61		$9.67	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)			$0.38		$0.38	$0.39	(c)
Net realized and unrealized gain (loss)			0.10		(0.08)	(0.34)
Total from investment operations			$0.48		$0.30	$0.05

Less distributions declared to shareholders
From net investment income			$(0.36)		$(0.36)	$(0.38)
Net asset value, end of period (x)			$9.73		$9.61	$9.67
Total return (%) (r)(s)(t)(x)			5.13		3.07	0.49	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)			0.64		0.64	0.64	(c)

Expenses after expense reductions (f)			0.63		0.64	0.64	(c)

Net investment income (loss)			3.99		3.84	3.97	(c)

Portfolio turnover			17		23	28
Net assets at end of period (000 omitted)			$68,415		$57,349	$50,414
See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.61	$9.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.24
Net realized and unrealized gain (loss)	0.10	(0.23)
Total from investment operations	$0.49	$0.01

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.23)
Net asset value, end of period (x)	$9.73	$9.61
Total return (%) (r)(s)(t)(x)	5.19	0.11	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.60	(a)

Expenses after expense reductions (f)	0.57	0.59	(a)

Net investment income (loss)	4.04	3.80	(a)

Portfolio turnover	17	23
Net assets at end of period (000 omitted)	$1,914	$1,293
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$11.48	$11.59	$12.01		$12.00	$11.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.40	$0.41	(c)	$0.42	$0.42
Net realized and unrealized gain (loss)	0.07	(0.14)	(0.42)		(0.01)	0.40
Total from investment operations	$0.47	$0.26	$(0.01)		$0.41	$0.82

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.41)		$(0.40)	$(0.40)
Net asset value, end of period (x)	$11.59	$11.48	$11.59		$12.01	$12.00
Total return (%) (r)(s)(t)(x)	4.23	2.28	(0.14	)(c)	3.48	7.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.87	(c)	0.87	0.86

Expenses after expense reductions (f)	0.85	0.86	0.86	(c)	0.86	0.85

Net investment income (loss)	3.53	3.39	3.48	(c)	3.52	3.50

Portfolio turnover	19	12	22		9	16
Net assets at end of period (000 omitted)	$295,515	$283,545	$263,433		$289,167	$281,268

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$11.46	$11.58	$11.99		$11.98	$11.56

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.32	(c)	$0.33	$0.33
Net realized and unrealized gain (loss)	0.07	(0.14)	(0.41)		(0.01)	0.40
Total from investment operations	$0.39	$0.17	$(0.09)		$0.32	$0.73

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.29)	$(0.32)		$(0.31)	$(0.31)
Net asset value, end of period (x)	$11.57	$11.46	$11.58		$11.99	$11.98
Total return (%) (r)(s)(t)(x)	3.46	1.43	(0.81	)(c)	2.71	6.34

Ratios (%) (to average net assets) and Supplemental data:

Expenses before expense reductions (f)	1.62	1.62	1.62	(c)	1.62	1.61

Expenses after expense reductions (f)	1.61	1.62	1.61	(c)	1.61	1.61

Net investment income (loss)	2.78	2.65	2.73	(c)	2.78	2.76

Portfolio turnover	19	12	22		9	16
Net assets at end of period (000 omitted)	$1,299	$2,288	$3,303		$4,213	$4,738

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$11.47	$11.59	$12.00		$11.99	$11.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.32	(c)	$0.33	$0.33
Net realized and unrealized gain (loss)	0.07	(0.14)	(0.41)		(0.01)	0.40
Total from investment operations	$0.39	$0.17	$(0.09)		$0.32	$0.73

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.29)	$(0.32)		$(0.31)	$(0.31)
Net asset value, end of period (x)	$11.58	$11.47	$11.59		$12.00	$11.99
Total return (%) (r)(s)(t)(x)	3.45	1.42	(0.81	)(c)	2.71	6.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	1.62	(c)	1.62	1.61

Expenses after expense reductions (f)	1.61	1.62	1.61	(c)	1.61	1.60

Net investment income (loss)	2.78	2.64	2.73	(c)	2.77	2.75

Portfolio turnover	19	12	22		9	16
Net assets at end of period (000 omitted)	$38,639	$53,117	$57,868		$57,161	$56,074

			Year ended
Class I			3/31/19		3/31/18	3/31/17 (i)

Net asset value, beginning of period			$9.57		$9.66	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)			$0.36		$0.35	$0.37	(c)
Net realized and unrealized gain (loss)			0.06		(0.10)	(0.34)
Total from investment operations			$0.42		$0.25	$0.03

Less distributions declared to shareholders
From net investment income			$(0.33)		$(0.34)	$(0.37)
Net asset value, end of period (x)			$9.66		$9.57	$9.66
Total return (%) (r)(s)(t)(x)			4.46		2.54	0.23	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)			0.61		0.62	0.62	(c)

Expenses after expense reductions (f)			0.60		0.61	0.62	(c)

Net investment income (loss)			3.77		3.62	3.71	(c)

Portfolio turnover			19		12	22
Net assets at end of period (000 omitted)			$58,802		$45,147	$38,561

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.57	$9.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.23
Net realized and unrealized gain (loss)	0.05	(0.22)
Total from investment operations	$0.42	$0.01

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.22)
Net asset value, end of period (x)	$9.66	$9.57
Total return (%) (r)(s)(t)(x)	4.54	0.15	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	(a)

Expenses after expense reductions (f)	0.53	0.55	(a)

Net investment income (loss)	3.85	3.64	(a)

Portfolio turnover	19	12
Net assets at end of period (000 omitted)	$16,161	$13,198
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15

Net asset value, beginning of period	$10.15	$10.19	$10.50	$10.44	$9.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.40	$0.38	$0.39	$0.35
Net realized and unrealized gain (loss)	0.07	(0.07)	(0.32)	0.03	0.45
Total from investment operations	$0.47	$0.33	$0.06	$0.42	$0.80

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.37)	$(0.36)	$(0.35)
Net asset value, end of period (x)	$10.26	$10.15	$10.19	$10.50	$10.44
Total return (%) (r)(s)(t)(x)	4.73	3.29	0.57	4.16	8.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	0.96	0.94	0.95

Expenses after expense reductions (f)	0.80	0.81	0.80	0.79	0.79

Net investment income (loss)	3.91	3.90	3.64	3.73	3.42

Portfolio turnover	16	16	15	16	23
Net assets at end of period (000 omitted)	$105,777	$99,319	$98,907	$115,732	$110,378

	Year ended
Class B	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15

Net asset value, beginning of period	$10.18	$10.21	$10.52	$10.47	$10.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.32	$0.30	$0.31	$0.27
Net realized and unrealized gain (loss)	0.07	(0.05)	(0.32)	0.02	0.45
Total from investment operations	$0.39	$0.27	$(0.02)	$0.33	$0.72

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.29)	$(0.28)	$(0.27)
Net asset value, end of period (x)	$10.29	$10.18	$10.21	$10.52	$10.47
Total return (%) (r)(s)(t)(x)	3.95	2.62	(0.19)	3.26	7.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	1.71	1.69	1.70

Expenses after expense reductions (f)	1.55	1.56	1.56	1.54	1.55

Net investment income (loss)	3.15	3.15	2.87	2.96	2.65

Portfolio turnover	16	16	15	16	23
Net assets at end of period (000 omitted)	$2,373	$3,462	$4,740	$5,647	$6,212

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.67	$9.71	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	$0.36
Net realized and unrealized gain (loss)	0.08	(0.07)	(0.29)
Total from investment operations	$0.46	$0.32	$0.07

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.36)
Net asset value, end of period (x)	$9.78	$9.67	$9.71
Total return (%) (r)(s)(t)(x)	4.88	3.37	0.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.71	0.74

Expenses after expense reductions (f)	0.70	0.71	0.73

Net investment income (loss)	4.00	3.99	3.69

Portfolio turnover	16	16	15
Net assets at end of period (000 omitted)	$20,253	$20,579	$19,388

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.67	$9.84

Income (loss) from investment operations
Net investment income (loss) (d)		$0.40	$0.26
Net realized and unrealized gain (loss)		0.07	(0.18)
Total from investment operations		$0.47	$0.08

Less distributions declared to shareholders
From net investment income		$(0.36)	$(0.25)
Net asset value, end of period (x)		$9.78	$9.67
Total return (%) (r)(s)(t)(x)		4.94	0.78	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.64	0.67	(a)

Expenses after expense reductions (f)		0.63	0.66	(a)

Net investment income (loss)		4.13	4.02	(a)

Portfolio turnover		16	16
Net assets at end of period (000 omitted)		$10,736	$1,205
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$11.83	$11.91	$12.35		$12.29	$11.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.38	$0.39	(c)	$0.39	$0.36
Net realized and unrealized gain (loss)	0.10	(0.09)	(0.46)		0.03	0.51
Total from investment operations	$0.51	$0.29	$(0.07)		$0.42	$0.87

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.37)		$(0.36)	$(0.36)
Net asset value, end of period (x)	$11.97	$11.83	$11.91		$12.35	$12.29
Total return (%) (r)(s)(t)(x)	4.39	2.41	(0.56	)(c)	3.52	7.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.91	0.90	(c)	0.89	0.90

Expenses after expense reductions (f)	0.84	0.84	0.83	(c)	0.85	0.89

Net investment income (loss)	3.49	3.20	3.19	(c)	3.17	2.97

Portfolio turnover	14	15	19		8	22
Net assets at end of period (000 omitted)	$156,427	$159,257	$169,953		$176,282	$170,887

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$11.82	$11.90	$12.34		$12.28	$11.77

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.29	$0.30	(c)	$0.29	$0.27
Net realized and unrealized gain (loss)	0.11	(0.09)	(0.46)		0.04	0.51
Total from investment operations	$0.43	$0.20	$(0.16)		$0.33	$0.78

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)	$(0.28)		$(0.27)	$(0.27)
Net asset value, end of period (x)	$11.97	$11.82	$11.90		$12.34	$12.28
Total return (%) (r)(s)(t)(x)	3.70	1.64	(1.31	)(c)	2.75	6.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.66	1.65	(c)	1.65	1.65

Expenses after expense reductions (f)	1.59	1.59	1.59	(c)	1.61	1.64

Net investment income (loss)	2.74	2.46	2.44	(c)	2.42	2.22

Portfolio turnover	14	15	19		8	22
Net assets at end of period (000 omitted)	$1,955	$2,718	$3,777		$4,238	$4,635

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.58	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.33	$0.34	(c)
Net realized and unrealized gain (loss)	0.08	(0.08)	(0.36)
Total from investment operations	$0.44	$0.25	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.70	$9.58	$9.65
Total return (%) (r)(s)(t)(x)	4.71	2.60	(0.21	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.66	0.65	(c)

Expenses after expense reductions (f)	0.59	0.59	0.59	(c)

Net investment income (loss)	3.74	3.44	3.45	(c)

Portfolio turnover	14	15	19
Net assets at end of period (000 omitted)	$28,182	$21,954	$12,140

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.58	$9.79

Income (loss) from investment operations
Net investment income (loss) (d)		$0.36	$0.23
Net realized and unrealized gain (loss)		0.09	(0.22)
Total from investment operations		$0.45	$0.01

Less distributions declared to shareholders
From net investment income		$(0.33)	$(0.22)
Net asset value, end of period (x)		$9.70	$9.58
Total return (%) (r)(s)(t)(x)		4.77	0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.58	0.60	(a)

Expenses after expense reductions (f)		0.52	0.52	(a)

Net investment income (loss)		3.81	3.53	(a)

Portfolio turnover		14	15
Net assets at end of period (000 omitted)		$4,341	$2,605
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.23	$10.36	$10.70		$10.67	$10.27

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.35	$0.36	(c)	$0.34	$0.33
Net realized and unrealized gain (loss)	0.09	(0.15)	(0.36)		0.01	0.38
Total from investment operations	$0.45	$0.20	$0.00	(w)	$0.35	$0.71

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)		$(0.32)	$(0.31)
Net asset value, end of period (x)	$10.36	$10.23	$10.36		$10.70	$10.67
Total return (%) (r)(s)(t)(x)	4.52	1.92	(0.01	)(c)	3.32	7.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.96	(c)	0.95	0.94

Expenses after expense reductions (f)	0.88	0.88	0.87	(c)	0.90	0.94

Net investment income (loss)	3.50	3.32	3.42	(c)	3.17	3.12

Portfolio turnover	13	18	11		14	18
Net assets at end of period (000 omitted)	$70,930	$84,131	$90,616		$105,722	$102,473

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.22	$10.35	$10.69		$10.66	$10.26

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.28	(c)	$0.26	$0.25
Net realized and unrealized gain (loss)	0.10	(0.15)	(0.36)		0.01	0.38
Total from investment operations	$0.38	$0.12	$(0.08)		$0.27	$0.63

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.26)		$(0.24)	$(0.23)
Net asset value, end of period (x)	$10.35	$10.22	$10.35		$10.69	$10.66
Total return (%) (r)(s)(t)(x)	3.75	1.16	(0.76	)(c)	2.56	6.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.73	1.71	(c)	1.70	1.69

Expenses after expense reductions (f)	1.63	1.63	1.62	(c)	1.65	1.69

Net investment income (loss)	2.73	2.57	2.67	(c)	2.42	2.37

Portfolio turnover	13	18	11		14	18
Net assets at end of period (000 omitted)	$677	$1,230	$1,418		$1,827	$1,902

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.56	$9.68	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.35	$0.36	(c)
Net realized and unrealized gain (loss)	0.08	(0.14)	(0.34)
Total from investment operations	$0.44	$0.21	$0.02

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$9.68	$9.56	$9.68
Total return (%) (r)(s)(t)(x)	4.75	2.18	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.74	(c)

Expenses after expense reductions (f)	0.63	0.63	0.62	(c)

Net investment income (loss)	3.77	3.56	3.68	(c)

Portfolio turnover	13	18	11
Net assets at end of period (000 omitted)	$23,310	$17,243	$18,416

		Year ended
Class R6		3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.55	$9.79

Income (loss) from investment operations
Net investment income (loss) (d)		$0.36	$0.23
Net realized and unrealized gain (loss)		0.09	(0.25)
Total from investment operations		$0.45	$(0.02)

Less distributions declared to shareholders
From net investment income		$(0.33)	$(0.22)
Net asset value, end of period (x)		$9.67	$9.55
Total return (%) (r)(s)(t)(x)		4.84	(0.19	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.65	0.69	(a)

Expenses after expense reductions (f)		0.55	0.55	(a)

Net investment income (loss)		3.83	3.65	(a)

Portfolio turnover		13	18
Net assets at end of period (000 omitted)		$3,081	$3,024
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.98	$11.10	$11.51		$11.44	$11.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.38	$0.41	(c)	$0.40	$0.39
Net realized and unrealized gain (loss)	0.13	(0.14)	(0.42)		0.04	0.37
Total from investment operations	$0.50	$0.24	$(0.01)		$0.44	$0.76

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.40)		$(0.37)	$(0.37)
Net asset value, end of period (x)	$11.14	$10.98	$11.10		$11.51	$11.44
Total return (%) (r)(s)(t)(x)	4.67	2.13	(0.11	)(c)	3.95	6.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	0.91	(c)	0.89	0.88

Expenses after expense reductions (f)	0.84	0.83	0.83	(c)	0.84	0.88

Net investment income (loss)	3.37	3.36	3.60	(c)	3.52	3.48

Portfolio turnover	15	15	13		9	20
Net assets at end of period (000 omitted)	$226,366	$221,291	$228,297		$251,733	$255,205

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.81	0.81	0.81	(c)	0.83	0.86

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.98	$11.10	$11.50		$11.44	$11.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.29	$0.32	(c)	$0.31	$0.31
Net realized and unrealized gain (loss)	0.12	(0.14)	(0.41)		0.04	0.37
Total from investment operations	$0.41	$0.15	$(0.09)		$0.35	$0.68

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.31)		$(0.29)	$(0.29)
Net asset value, end of period (x)	$11.13	$10.98	$11.10		$11.50	$11.44
Total return (%) (r)(s)(t)(x)	3.80	1.37	(0.77	)(c)	3.09	6.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.66	(c)	1.65	1.63

Expenses after expense reductions (f)	1.60	1.59	1.58	(c)	1.60	1.63

Net investment income (loss)	2.62	2.61	2.82	(c)	2.76	2.73

Portfolio turnover	15	15	13		9	20
Net assets at end of period (000 omitted)	$755	$914	$1,118		$1,501	$1,921

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	1.56	(c)	1.58	1.62

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.98	$11.10	$11.51		$11.44	$11.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.29	$0.32	(c)	$0.31	$0.31
Net realized and unrealized gain (loss)	0.13	(0.14)	(0.42)		0.05	0.37
Total from investment operations	$0.42	$0.15	$(0.10)		$0.36	$0.68

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.31)		$(0.29)	$(0.29)
Net asset value, end of period (x)	$11.14	$10.98	$11.10		$11.51	$11.44
Total return (%) (r)(s)(t)(x)	3.89	1.36	(0.86	)(c)	3.18	6.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.66	(c)	1.65	1.63

Expenses after expense reductions (f)	1.60	1.59	1.58	(c)	1.59	1.63

Net investment income (loss)	2.62	2.61	2.85	(c)	2.77	2.73

Portfolio turnover	15	15	13		9	20
Net assets at end of period (000 omitted)	$17,665	$24,116	$26,034		$24,861	$25,108

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	1.56(c	)	1.58	1.62

			Year ended
Class I			3/31/19		3/31/18	3/31/17 (i)

Net asset value, beginning of period			$9.55		$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)			$0.34		$0.35	$0.38	(c)
Net realized and unrealized gain (loss)			0.11		(0.12)	(0.36)
Total from investment operations			$0.45		$0.23	$0.02

Less distributions declared to shareholders
From net investment income			$(0.32)		$(0.33)	$(0.37)
Net asset value, end of period (x)			$9.68		$9.55	$9.65
Total return (%) (r)(s)(t)(x)			4.82		2.42	0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)			0.67		0.67	0.67	(c)

Expenses after expense reductions (f)			0.60		0.59	0.58	(c)

Net investment income (loss)			3.61		3.60	3.83	(c)

Portfolio turnover			15		15	13
Net assets at end of period (000 omitted)			$57,139		$43,832	$39,856

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)			0.56		0.56	0.56	(c)

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.55	$9.77

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.23
Net realized and unrealized gain (loss)	0.12	(0.22)
Total from investment operations	$0.47	$0.01

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.23)
Net asset value, end of period (x)	$9.69	$9.55
Total return (%) (r)(s)(t)(x)	5.01	0.05	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.60	(a)

Expenses after expense reductions (f)	0.51	0.51	(a)

Net investment income (loss)	3.69	3.61	(a)

Portfolio turnover	15	15
Net assets at end of period (000 omitted)	$10,153	$6,196

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	(a)
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.89	$11.01	$11.37		$11.36	$10.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.37	$0.38	(c)	$0.38	$0.38
Net realized and unrealized gain (loss)	0.06	(0.13)	(0.38)		(0.02)	0.40
Total from investment operations	$0.44	$0.24	$0.00	(w)	$0.36	$0.78

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.36)		$(0.35)	$(0.35)
Net asset value, end of period (x)	$10.98	$10.89	$11.01		$11.37	$11.36
Total return (%) (r)(s)(t)(x)	4.09	2.15	0.02	(c)	3.23	7.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.97	0.95	(c)	0.94	0.93

Expenses after expense reductions (f)	0.86	0.86	0.86	(c)	0.88	0.90

Net investment income (loss)	3.53	3.34	3.38	(c)	3.34	3.34

Portfolio turnover	17	11	18		9	22
Net assets at end of period (000 omitted)	$98,510	$101,013	$111,179		$121,455	$121,680

	Year ended
Class B	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$10.88	$11.00	$11.37		$11.35	$10.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.29	$0.30	(c)	$0.29	$0.29
Net realized and unrealized gain (loss)	0.06	(0.14)	(0.39)		(0.01)	0.39
Total from investment operations	$0.36	$0.15	$(0.09)		$0.28	$0.68

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.28)		$(0.26)	$(0.26)
Net asset value, end of period (x)	$10.98	$10.88	$11.00		$11.37	$11.35
Total return (%) (r)(s)(t)(x)	3.40	1.38	(0.81	)(c)	2.56	6.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.72	1.70	(c)	1.69	1.68

Expenses after expense reductions (f)	1.62	1.62	1.62	(c)	1.63	1.65

Net investment income (loss)	2.77	2.58	2.63	(c)	2.59	2.59

Portfolio turnover	17	11	18		9	22
Net assets at end of period (000 omitted)	$494	$613	$866		$1,062	$1,209

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.58	$9.69	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.35	$0.35	(c)
Net realized and unrealized gain (loss)	0.06	(0.12)	(0.31)
Total from investment operations	$0.42	$0.23	$0.04

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$9.67	$9.58	$9.69
Total return (%) (r)(s)(t)(x)	4.44	2.33	0.37	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.72	0.72	(c)

Expenses after expense reductions (f)	0.62	0.62	0.61	(c)

Net investment income (loss)	3.75	3.58	3.63	(c)

Portfolio turnover	17	11	18
Net assets at end of period (000 omitted)	$6,248	$7,038	$4,820

	Year ended
Class R6	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.58	$9.79

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.24
Net realized and unrealized gain (loss)	0.04	(0.22)
Total from investment operations	$0.41	$0.02

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.23)
Net asset value, end of period (x)	$9.66	$9.58
Total return (%) (r)(s)(t)(x)	4.42	0.18	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65	(a)

Expenses after expense reductions (f)	0.53	0.54	(a)

Net investment income (loss)	3.87	3.67	(a)

Portfolio turnover	17	11
Net assets at end of period (000 omitted)	$246	$130
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a diversified series of MFS Municipal Series Trust (with the exception of Mississippi Fund and West Virginia Fund which are non-diversified) which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on each fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of March 31, 2019 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund

Financial Instruments
Municipal Bonds	$—	$88,842,144	$—	$88,842,144
Mutual Funds	697,666	—	—	697,666
Total	$697,666	$88,842,144	$—	$89,539,810

New York Fund

Financial Instruments
Municipal Bonds	$—	$239,296,474	$—	$239,296,474
Mutual Funds	2,766,824	—	—	2,766,824
Total	$2,766,824	$239,296,474	$—	$242,063,298

Other Financial Instruments
Futures Contracts – Liabilities	$(60,059)	$—	$—	$(60,059)

North Carolina Fund

Financial Instruments
Municipal Bonds	$—	$394,797,205	$—	$394,797,205
Mutual Funds	8,877,352	—	—	8,877,352
Total	$8,877,352	$394,797,205	$—	$403,674,557

Other Financial Instruments
Futures Contracts – Liabilities	$(251,497)	$—	$—	$(251,497)

Pennsylvania Fund

Financial Instruments
Municipal Bonds	$—	$136,792,448	$—	$136,792,448
Mutual Funds	2,730,549	—	—	2,730,549
Total	$2,730,549	$136,792,448	$—	$139,522,997

Other Financial Instruments
Futures Contracts – Liabilities	$(78,827)	$—	$—	$(78,827)

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
South Carolina Fund

Financial Instruments
Municipal Bonds	$—	$184,089,251	$—	$184,089,251
Mutual Funds	5,275,936	—	—	5,275,936
Total	$5,275,936	$184,089,251	$—	$189,365,187

Other Financial Instruments
Futures Contracts – Liabilities	$(116,364)	$—	$—	$(116,364)

Tennessee Fund

Financial Instruments
Municipal Bonds	$—	$96,900,630	$—	$96,900,630
Mutual Funds	940,434	—	—	940,434
Total	$940,434	$96,900,630	$—	$97,841,064

Other Financial Instruments
Futures Contracts – Liabilities	$(60,059)	$—	$—	$(60,059)

Virginia Fund

Financial Instruments
Municipal Bonds	$—	$308,358,798	$—	$308,358,798
Mutual Funds	4,084,274	—	—	4,084,274
Total	$4,084,274	$308,358,798	$—	$312,443,072

Other Financial Instruments
Futures Contracts – Liabilities	$(195,191)	$—	$—	$(195,191)

West Virginia Fund

Financial Instruments
Municipal Bonds	$—	$103,716,526	$—	$103,716,526
Mutual Funds	518,129	—	—	518,129
Total	$518,129	$103,716,526	$—	$104,234,655

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Certain funds use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The funds may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The funds’ period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the funds at March 31, 2019 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)

Fund	Risk	Derivative Contracts	Liability Derivatives
New York Fund	Interest Rate	Interest Rate Futures	$(60,059)
North Carolina Fund	Interest Rate	Interest Rate Futures	(251,497)
Pennsylvania Fund	Interest Rate	Interest Rate Futures	(78,827)
South Carolina Fund	Interest Rate	Interest Rate Futures	(116,364)
Tennessee Fund	Interest Rate	Interest Rate Futures	(60,059)
Virginia Fund	Interest Rate	Interest Rate Futures	(195,191)

(a)

Values presented in this table for futures contracts correspond to the values reported in the funds’ Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the funds’ Statements of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2019 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
New York Fund	Interest Rate	$(49,368)
North Carolina Fund	Interest Rate	(129,946)
Pennsylvania Fund	Interest Rate	(39,201)
South Carolina Fund	Interest Rate	(64,150)
Tennessee Fund	Interest Rate	(17,868)
Virginia Fund	Interest Rate	(107,289)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the funds for the year ended March 31, 2019 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
New York Fund	Interest Rate	$(60,059)
North Carolina Fund	Interest Rate	(251,497)
Pennsylvania Fund	Interest Rate	(78,827)
South Carolina Fund	Interest Rate	(116,364)
Tennessee Fund	Interest Rate	(60,059)
Virginia Fund	Interest Rate	(195,191)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Futures Contracts – Certain funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The Virginia Fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the Virginia Fund utilizing the fund’s municipal bonds which have already been

Notes to Financial Statements – continued

issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the Virginia Fund transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the Virginia Fund. Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in its Statements of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets as reported in the Virginia Fund’s Statements of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2019, the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets was $5,008,852 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 1.53%. For the year ended March 31, 2019, the average payable to the holders of the settled floating rate certificates from trust assets was $5,007,679 at a weighted average interest rate of 1.54%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2019, interest expense and fees related to self-deposited inverse floaters amounted to $110,130 and are included in “Interest expense and fees” in the Statements of Operations.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2019, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and derivative transactions, as applicable to each fund.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/19	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$28,290	$362,773	$43,839	$48,916	$31,004	$700	$147,719	$33,726
Tax-exempt income	2,838,645	7,683,267	12,555,731	4,456,622	5,767,612	3,225,038	9,279,313	3,338,513
Total distributions	$2,866,935	$8,046,040	$12,599,570	$4,505,538	$5,798,616	$3,225,738	$9,427,032	$3,372,239

Year ended 3/31/18	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$186,742	$360,000	$410,990	$15,000	$80,000	$14,600	$154,131	$64,099
Tax-exempt income	2,718,721	7,046,413	11,394,596	4,528,541	5,665,985	3,514,123	9,366,693	3,618,158
Total distributions	$2,905,463	$7,406,413	$11,805,586	$4,543,541	$5,745,985	$3,528,723	$9,520,824	$3,682,257

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/19	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Cost of investments	$85,260,512	$231,686,502	$386,464,067	$133,007,764

Gross appreciation	4,329,728	10,630,344	17,440,182	6,591,985
Gross depreciation	(50,430)	(313,607)	(481,189)	(155,579)
Net unrealized appreciation (depreciation)	$4,279,298	$10,316,737	$16,958,993	$6,436,406
Undistributed ordinary income	8,988	135,521	208,130	24,859
Undistributed tax-exempt income	340,936	621,552	1,133,931	493,260
Capital loss carryforwards	(3,203,960)	(3,118,832)	(12,796,686)	(3,024,530)
Other temporary differences	(242,250)	(686,730)	(1,062,769)	(393,015)

As of 3/31/19	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Cost of investments	$181,930,288	$94,111,523	$295,524,631	$99,744,370

Gross appreciation	7,587,870	3,996,393	13,633,028	4,665,210
Gross depreciation	(269,335)	(326,911)	(1,918,630)	(174,925)
Net unrealized appreciation (depreciation)	$7,318,535	$3,669,482	$11,714,398	$4,490,285
Undistributed ordinary income	29,407	12,487	68,504	12,403
Undistributed tax-exempt income	545,417	795,965	823,025	324,323
Capital loss carryforwards	(6,297,298)	(3,282,965)	(8,945,077)	(4,641,575)
Other temporary differences	(495,369)	(275,088)	(822,692)	(296,057)

As of March 31, 2019, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(1,035,405)	$(3,118,832)	$(10,053,385)	$(2,730,637)	$(3,828,321)	$(2,132,178)	$(4,028,388)	$(1,666,689)
Long-Term	(2,168,555)	—	(2,743,301)	(293,893)	(2,468,977)	(1,150,787)	(4,916,689)	(2,974,886)
Total	$(3,203,960)	$(3,118,832)	$(12,796,686)	$(3,024,530)	$(6,297,298)	$(3,282,965)	$(8,945,077)	$(4,641,575)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Notes to Financial Statements – continued

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund

	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)
Class A	$2,559,212	$2,701,194	$5,132,518	$4,604,891	$9,258,094	$8,722,679	$3,507,237	$3,632,060
Class B	20,999	28,419	91,901	119,810	43,239	69,607	79,795	122,444
Class C	—	—	478,514	660,221	1,030,707	1,386,624	—	—
Class I	264,522	172,289	2,281,737	2,013,979	1,765,747	1,558,284	748,128	781,408
Class R6	22,202	3,561	61,370	7,512	501,783	68,392	170,378	7,629
Total	$2,866,935	$2,905,463	$8,046,040	$7,406,413	$12,599,570	$11,805,586	$4,505,538	$4,543,541

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund

	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)	Year Ended 3/31/19	Year Ended 3/31/18 (i)
Class A	$4,830,396	$5,172,009	$2,414,781	$2,820,780	$7,015,038	$7,354,843	$3,119,866	$3,458,353
Class B	52,376	73,347	22,121	32,250	19,027	25,360	13,124	17,407
Class C	—	—	—	—	448,859	626,501	—	—
Class I	810,576	486,289	682,504	658,941	1,660,352	1,483,943	234,008	204,899
Class R6	105,268	14,340	106,332	16,752	283,756	30,177	5,241	1,598
Total	$5,798,616	$5,745,985	$3,225,738	$3,528,723	$9,427,032	$9,520,824	$3,372,239	$3,682,257

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2019, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$8,720	$22,444	$39,243	$12,482	$18,089	$9,867	$29,678	$10,360

The management fee incurred for the year ended March 31, 2019 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.84%	0.88%	0.81%	0.87%
Class B	1.65%	1.68%	1.59%	1.63%	1.56%	1.62%
Class C	1.65%	1.68%	N/A	N/A	1.56%	N/A
Class I	0.65%	0.68%	0.59%	0.63%	0.56%	0.62%
Class R6	0.60%	0.61%	0.53%	0.56%	0.49%	0.55%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2019. For the year ended March 31, 2019, the New York Fund and the North Carolina Fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of each fund’s expenses related to each agreement. For the year ended March 31, 2019, these reductions amounted to the following for the South Carolina Fund, the Tennessee Fund, the Virginia Fund, and the West Virginia Fund and are included in the reduction of total expenses in the Statements of Operations:

South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$88,417	$93,982	$203,399	$109,661

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2019, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$3,194	$5,525	$17,520	$7,935	$15,271	$2,094	$5,323	$3,055

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$198,160
New York Fund	—	0.25%	0.25%	0.24%	363,829
North Carolina Fund	—	0.25%	0.25%	0.24%	723,875
Pennsylvania Fund	—	0.25%	0.25%	0.10%	247,206
South Carolina Fund	—	0.25%	0.25%	0.25%	386,452
Tennessee Fund	—	0.25%	0.25%	0.25%	191,150
Virginia Fund	—	0.25%	0.25%	0.25%	561,129
West Virginia Fund	—	0.25%	0.25%	0.24%	244,594

	Class B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.75%	$8,152
New York Fund	0.75%	0.25%	1.00%	1.00%	33,060
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	17,588
Pennsylvania Fund	0.75%	0.25%	1.00%	0.85%	28,382
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	22,055
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	9,194
Virginia Fund	0.75%	0.25%	1.00%	1.00%	8,005
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	5,408

	Class C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$172,457
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	420,867
Virginia Fund	0.75%	0.25%	1.00%	1.00%	189,008

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$206,312	$569,346	$1,162,330	$275,588	$408,507	$200,344	$758,142	$250,002

(d)

In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2019, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$3,217	$8,160	$20,049	$440	$6,638	$856	$9,974	$11,013
Class C	N/A	—	17	N/A	N/A	N/A	5	N/A

Notes to Financial Statements – continued

Mississippi Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10% and 0.00%, respectively. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2019. For the year ended March 31, 2019, these reductions amounted to $118,897 and $2,038 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2019. For the year ended March 31, 2019, these reductions amounted to $148,325 and $4,257 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2019, were as follows:

CDSC Imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$907	$5,516	$12,901	$43	$6,783	$1,336	$6,367	$—
Class B	1,773	6,874	1,210	1,538	202	2,167	1,017	673
Class C	N/A	585	3,338	N/A	N/A	N/A	2,289	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2019, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$3,542	$17,194	$21,446	$14,341	$9,829	$4,114	$25,159	$5,421
Percentage of average daily net assets	0.0040%	0.0075%	0.0054%	0.0113%	0.0053%	0.0041%	0.0083%	0.0051%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$61,084	$153,291	$309,497	$94,275	$124,241	$80,113	$251,455	$94,520

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2019 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0258%	0.0186%	0.0166%	0.0223%	0.0197%	0.0245%	0.0175%	0.0240%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2019 and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$486	$481	$844	$486	$818	$484	$840	$817

Notes to Financial Statements – continued

The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to the following at March 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$1,139	$1,455	$3,262	$1,136	$3,313	$1,449	$3,287	$3,314

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2019, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$144	$389	$682	$209	$309	$167	$508	$175

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On July 31, 2017, MFS purchased the following shares as an initial investment in the class:

Fund	Class	Shares	Amount
Mississippi Fund	Class R6	5,123	$50,000
New York Fund	Class R6	5,086	50,000
North Carolina Fund	Class R6	5,112	50,000
Pennsylvania Fund	Class R6	5,081	50,000
South Carolina Fund	Class R6	5,107	50,000
Tennessee Fund	Class R6	5,107	50,000
Virginia Fund	Class R6	5,118	50,000
West Virginia Fund	Class R6	5,107	50,000

(4)	Portfolio Securities

For the year ended March 31, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$13,962,745	$47,640,893	$76,675,845	$30,195,077	$27,686,790	$13,277,315	$57,078,461	$17,966,334
Sales	$14,435,545	$37,457,640	$72,574,978	$19,419,030	$25,244,326	$21,064,291	$46,155,023	$19,737,507

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	545,608	$5,190,264	990,031	$9,596,384	3,275,968	$35,336,253	3,443,760	$38,075,332

Class B	5,519	52,598	301	2,921	17,751	191,010	24,373	267,901

Class C	—	—	—	—	267,399	2,889,240	332,532	3,673,972

Class I	473,183	4,502,400	457,460	4,414,130	1,320,098	12,577,410	1,129,281	11,030,973
Class R6	35,081	331,385	58,753	560,540	113,363	1,080,551	136,803	1,315,766
	1,059,391	$10,076,647	1,506,545	$14,573,975	4,994,579	$52,074,464	5,066,749	$54,363,944

Notes to Financial Statements – continued

	Mississippi Fund – continued				New York Fund – continued

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions

Class A	244,649	$2,324,953	252,117	$2,442,005	392,614	$4,246,243	356,873	$3,933,915

Class B	1,642	15,621	2,266	21,986	7,340	79,179	9,124	100,371

Class C	—	—	—	—	38,069	411,169	52,587	579,440

Class I	25,116	238,243	16,410	158,597	224,949	2,151,625	198,129	1,931,750
Class R6	2,339	22,202	373	3,561	6,419	61,370	781	7,512
	273,746	$2,601,019	271,166	$2,626,149	669,391	$6,949,586	617,494	$6,552,988

Shares reacquired

Class A	(1,238,444)	$(11,763,289)	(1,338,356)	$(12,958,713)	(2,813,771)	$(30,379,241)	(2,006,737)	$(22,113,967)

Class B	(44,553)	(423,104)	(19,280)	(186,907)	(130,055)	(1,401,065)	(127,971)	(1,411,716)

Class C	—	—	—	—	(874,616)	(9,448,349)	(585,288)	(6,459,190)

Class I	(284,865)	(2,698,902)	(269,189)	(2,593,493)	(477,721)	(4,555,778)	(576,585)	(5,616,522)
Class R6	(6,219)	(59,094)	(263)	(2,497)	(57,538)	(546,249)	(2,997)	(28,752)
	(1,574,081)	$(14,944,389)	(1,627,088)	$(15,741,610)	(4,353,701)	$(46,330,682)	(3,299,578)	$(35,630,147)

Net change

Class A	(448,187)	$(4,248,072)	(96,208)	$(920,324)	854,811	$9,203,255	1,793,896	$19,895,280

Class B	(37,392)	(354,885)	(16,713)	(162,000)	(104,964)	(1,130,876)	(94,474)	(1,043,444)

Class C	—	—	—	—	(569,148)	(6,147,940)	(200,169)	(2,205,778)

Class I	213,434	2,041,741	204,681	1,979,234	1,067,326	10,173,257	750,825	7,346,201
Class R6	31,201	294,493	58,863	561,604	62,244	595,672	134,587	1,294,526
	(240,944)	$(2,266,723)	150,623	$1,458,514	1,310,269	$12,693,368	2,384,665	$25,286,785

	North Carolina Fund				Pennsylvania Fund

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	7,261,189	$82,693,501	5,358,088	$62,303,446	1,771,061	$17,891,142	1,426,322	$14,661,913

Class B	2,493	28,398	15,431	179,851	18,928	192,165	10,972	113,144

Class C	489,994	5,591,897	508,892	5,933,896	—	—	—	—

Class I	2,775,520	26,356,354	2,844,852	27,587,886	1,293,868	12,459,198	791,763	7,756,643
Class R6	850,563	8,080,984	1,417,034	13,576,860	1,044,407	10,047,765	126,332	1,221,209
	11,379,759	$122,751,134	10,144,297	$109,581,939	4,128,264	$40,590,270	2,355,389	$23,752,909

Shares issued to shareholders in reinvestment of distributions

Class A	748,567	$8,549,737	684,091	$7,963,645	319,198	$3,227,465	325,157	$3,337,460

Class B	3,555	40,567	5,596	65,111	7,592	76,974	11,393	117,313

Class C	82,267	939,237	106,761	1,242,401	—	—	—	—

Class I	157,548	1,499,681	133,865	1,299,057	53,760	517,724	41,804	408,636
Class R6	50,784	483,519	6,841	65,458	5,131	49,427	789	7,629
	1,042,721	$11,512,741	937,154	$10,635,672	385,681	$3,871,590	379,143	$3,871,038

Shares reacquired

Class A	(7,214,292)	$(82,016,720)	(4,057,055)	$(47,192,906)	(1,567,420)	$(15,820,539)	(1,675,613)	$(17,205,519)

Class B	(93,447)	(1,066,180)	(106,650)	(1,241,913)	(136,042)	(1,375,724)	(146,276)	(1,505,168)

Class C	(1,867,146)	(21,304,816)	(978,730)	(11,390,292)	—	—	—	—

Class I	(1,564,867)	(14,848,940)	(2,249,465)	(21,664,895)	(1,403,939)	(13,476,827)	(703,150)	(6,856,951)
Class R6	(607,918)	(5,764,526)	(44,265)	(423,688)	(76,263)	(729,216)	(2,522)	(24,325)
	(11,347,670)	$(125,001,182)	(7,436,165)	$(81,913,694)	(3,183,664)	$(31,402,306)	(2,527,561)	$(25,591,963)

Notes to Financial Statements – continued

	North Carolina Fund – continued				Pennsylvania Fund – continued

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net change

Class A	795,464	$9,226,518	1,985,124	$23,074,185	522,839	$5,298,068	75,866	$793,854

Class B	(87,399)	(997,215)	(85,623)	(996,951)	(109,522)	(1,106,585)	(123,911)	(1,274,711)

Class C	(1,294,885)	(14,773,682)	(363,077)	(4,213,995)	—	—	—	—

Class I	1,368,201	13,007,095	729,252	7,222,048	(56,311)	(499,905)	130,417	1,308,328
Class R6	293,429	2,799,977	1,379,610	13,218,630	973,275	9,367,976	124,599	1,204,513
	1,074,810	$9,262,693	3,645,286	$38,303,917	1,330,281	$13,059,554	206,971	$2,031,984

	South Carolina Fund				Tennessee Fund

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	1,719,921	$20,279,544	1,687,411	$20,222,014	462,110	$4,713,140	778,024	$8,080,159

Class B	255	3,013	1,548	18,678	7,072	71,857	—	—

Class I	1,702,198	16,284,807	1,615,093	15,584,049	1,412,957	13,431,827	819,303	7,948,520
Class R6	255,394	2,438,833	305,463	2,927,300	107,918	1,025,704	322,448	3,080,602
	3,677,768	$39,006,197	3,609,515	$38,752,041	1,990,057	$19,242,528	1,919,775	$19,109,281

Shares issued to shareholders in reinvestment of distributions

Class A	387,494	$4,570,191	408,148	$4,895,416	214,720	$2,191,612	249,842	$2,596,143

Class B	4,408	51,955	6,035	72,371	1,965	20,028	2,904	30,150

Class I	77,428	739,976	44,376	430,445	70,422	671,481	63,497	616,648
Class R6	11,011	105,268	1,496	14,340	11,155	106,332	1,751	16,728
	480,341	$5,467,390	460,055	$5,412,572	298,262	$2,989,453	317,994	$3,259,669

Shares reacquired

Class A	(2,508,703)	$(29,554,039)	(2,900,164)	$(34,684,810)	(2,052,103)	$(20,871,310)	(1,554,847)	$(16,123,989)

Class B	(71,279)	(837,585)	(94,983)	(1,140,163)	(63,868)	(650,432)	(19,647)	(203,940)

Class I	(1,165,616)	(11,129,599)	(626,416)	(6,047,182)	(879,035)	(8,362,904)	(982,404)	(9,491,960)
Class R6	(90,825)	(867,764)	(35,136)	(336,227)	(117,076)	(1,108,305)	(7,689)	(73,379)
	(3,836,423)	$(42,388,987)	(3,656,699)	$(42,208,382)	(3,112,082)	$(30,992,951)	(2,564,587)	$(25,893,268)

Net change

Class A	(401,288)	$(4,704,304)	(804,605)	$(9,567,380)	(1,375,273)	$(13,966,558)	(526,981)	$(5,447,691)

Class B	(66,616)	(782,617)	(87,400)	(1,049,114)	(54,831)	(558,547)	(16,743)	(173,786)

Class I	614,010	5,895,184	1,033,053	9,967,312	604,344	5,740,404	(99,604)	(926,792)
Class R6	175,580	1,676,337	271,823	2,605,413	1,997	23,731	316,510	3,023,951
	321,686	$2,084,600	412,871	$1,956,231	(823,763)	$(8,760,970)	(326,818)	$(3,524,318)

	Virginia Fund				West Virginia Fund

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	3,271,999	$35,765,836	2,534,439	$28,253,355	413,719	$4,470,771	232,888	$2,567,141

Class B	402	4,383	7,233	80,962	489	5,327	51	563

Class C	190,412	2,082,951	321,400	3,582,768	—	—	—	—

Class I	3,157,924	30,014,524	2,142,468	20,691,262	283,316	2,706,452	465,463	4,528,274
Class R6	636,159	6,047,513	657,186	6,276,018	14,480	137,894	13,408	129,428
	7,256,896	$73,915,207	5,662,726	$58,884,365	712,004	$7,320,444	711,810	$7,225,406

Notes to Financial Statements – continued

	Virginia Fund – continued				West Virginia Fund – continued

	Year ended 3/31/19		Year ended 3/31/18 (i)		Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions

Class A	566,761	$6,210,296	587,507	$6,546,750	274,241	$2,972,867	298,719	$3,296,888

Class B	1,597	17,496	2,131	23,743	1,181	12,797	1,534	16,935

Class C	37,095	406,380	51,724	576,263	—	—	—	—

Class I	155,514	1,481,342	135,096	1,308,073	23,410	223,368	20,216	196,229
Class R6	29,762	283,726	3,165	30,177	548	5,235	165	1,598
	790,729	$8,399,240	779,623	$8,485,006	299,380	$3,214,267	320,634	$3,511,650

Shares reacquired

Class A	(3,668,679)	$(40,097,012)	(3,539,345)	$(39,352,273)	(994,867)	$(10,776,457)	(1,354,129)	$(14,968,332)

Class B	(17,442)	(191,260)	(26,914)	(301,559)	(13,020)	(141,096)	(23,882)	(264,329)

Class C	(837,521)	(9,171,726)	(522,719)	(5,808,479)	—	—	—	—

Class I	(2,004,384)	(19,022,513)	(1,816,962)	(17,466,213)	(394,764)	(3,740,093)	(248,699)	(2,423,274)
Class R6	(266,778)	(2,531,768)	(11,899)	(113,463)	(3,150)	(30,034)	(24)	(225)
	(6,794,804)	$(71,014,279)	(5,917,839)	$(63,041,987)	(1,405,801)	$(14,687,680)	(1,626,734)	$(17,656,160)

Net change

Class A	170,081	$1,879,120	(417,399)	$(4,552,168)	(306,907)	$(3,332,819)	(822,522)	$(9,104,303)

Class B	(15,443)	(169,381)	(17,550)	(196,854)	(11,350)	(122,972)	(22,297)	(246,831)

Class C	(610,014)	(6,682,395)	(149,595)	(1,649,448)	—	—	—	—

Class I	1,309,054	12,473,353	460,602	4,533,122	(88,038)	(810,273)	236,980	2,301,229
Class R6	399,143	3,799,471	648,452	6,192,732	11,878	113,095	13,549	130,801
	1,252,821	$11,300,168	524,510	$4,327,384	(394,417)	$(4,152,969)	(594,290)	$(6,919,104)

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see each fund’s prospectus for details.

Effective June 1, 2019, purchases of each fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2019, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations, with the exception of the Virginia Fund, whose commitment fee and interest expense are included in “Interest expense and fees” in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$509	$1,307	$2,341	$715	$997	$596	$1,649	$581
Interest Expense	—	—	—	—	—	—	—	—

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2019, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Mississippi Fund	179,653	18,447,112	(17,929,099)	697,666
New York Fund	420,742	58,068,149	(55,722,067)	2,766,824
North Carolina Fund	5,282,886	103,068,215	(99,473,749)	8,877,352
Pennsylvania Fund	148,995	34,365,549	(31,783,995)	2,730,549
South Carolina Fund	3,568,149	39,744,158	(38,036,371)	5,275,936
Tennessee Fund	314,777	21,060,453	(20,434,796)	940,434
Virginia Fund	2,016,605	70,672,457	(68,604,788)	4,084,274
West Virginia Fund	158,218	26,138,210	(25,778,299)	518,129

	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$(59)	$63	$—	$13,893	$697,666
New York Fund	748	260	—	59,757	2,766,824
North Carolina Fund	(470)	169	—	100,973	8,877,352
Pennsylvania Fund	(536)	201	—	41,258	2,730,549
South Carolina Fund	(20)	47	—	36,215	5,275,936
Tennessee Fund	35	15	—	16,676	940,434
Virginia Fund	(195)	(58)	—	66,161	4,084,274
West Virginia Fund	219	51	—	18,807	518,129

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since
				July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

Trustees and Officers – continued

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). Each fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	99.01%
New York Fund	95.49%
North Carolina Fund	99.65%
Pennsylvania Fund	98.91%
South Carolina Fund	99.47%
Tennessee Fund	99.98%
Virginia Fund	98.43%
West Virginia Fund	99.00%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

March 31, 2019

MFS® Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LMB-ANN

MFS® Municipal Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. But concern over those issues dissipated in the early months of 2019 due to a more dovish posture by the U.S. Federal Reserve and other global central banks, progress toward a trade pact between the United States and China, and a consensus forming in the British Parliament against a no-deal Brexit, though exactly how the United Kingdom will withdraw from the European Union remains highly uncertain. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slowing global growth. Inflation remains largely subdued globally, though tight labor markets are keeping investors on the lookout for its potential reappearance. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. If the U.S. and China reach a comprehensive trade agreement, activity could rebound later this year.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	14.4%
General Obligations – General Purpose	9.1%
Universities – Colleges	7.6%
Housing – Single Family	6.2%
Water & Sewer Utility Revenue	5.2%
General Obligations – Schools	5.1%
Sales & Excise Tax Revenue	4.9%
Airport Revenue	4.6%
Transportation – Special Tax	4.6%
State & Local Agencies	4.4%

Composition including fixed income credit quality (a)(i)
AAA	5.3%
AA	27.2%
A	28.8%
BBB	20.1%
BB	5.4%
B	1.1%
CCC	0.2%
CC	0.3%
C	2.3%
D	0.6%
Not Rated	8.2%
Cash & Cash Equivalents	2.7%
Other	(2.2)%

Portfolio facts (i)
Average Duration (d)	7.4
Average Effective Maturity (m)	16.7 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of March 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2019, Class A shares of the MFS Municipal Income Fund (“fund”) provided a total return of 5.14%, at net asset value. This compares with a return of 5.38% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.

Market Environment

Led by weakness in China and Europe, the global economy decelerated during the reporting period, as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell, and credit spreads widened, fueled in part by interest rate concerns. In December, the US Federal Reserve (Fed) lifted rates for the fourth time in 2018 and indicated its intention to hike several more times, while allowing its balance sheet to run off at its predetermined pace.

Slowing global growth, rising trade tensions, abating inflationary pressures and increasing market volatility prompted the Fed to reverse course at the end of the period and indicate that its policy was on hold. The Fed also indicated that it would maintain a larger balance sheet than it had previously indicated. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally tilted more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019, as it had earlier projected, while extending a refinancing facility for eurozone banks.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture and hopes grew for a trade deal between the US and China.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward a rapidly approaching Brexit, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less market-friendly approach of Mexico’s new president Andrés Manuel López Obrador. For much of the period, the contentious US-China trade relationship was a drag on global sentiment. Signs of progress toward a resolution helped steady markets late in the period while China’s economy showed tentative signs of stabilizing.

Over the reporting period, municipal bonds provided solid positive returns with the lower-quality and longer-duration segments performing especially well. Reduced primary market supply generally supported municipal bonds during the period, as supply was impacted in 2018, consequent of issuances pulled forward into 2017 before, and in anticipation of, proposed tax law changes. Further limiting issuance in calendar year 2018 and into 2019, were tax law changes which eliminated pre-refundings, where the

4

Management Review – continued

proceeds had been used to advance refund previously-issued debt. Also of note, Puerto Rican bonds recovered strongly, boosted by ongoing progress in restructuring negotiations.

Fundamentals in municipals were generally stable for the period, due to stable-to-improving tax revenue.

Factors Affecting Performance

Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s security selection detracted from relative performance. Specifically, from a sector perspective, bond selection within the health care sector and, to a lesser extent, the housing sector, weakened relative returns. From a quality perspective, an overweight to the strong performing “BBB” segment of the market was offset by weak security selection.

In contrast, the fund’s duration (d) contributed to relative performance. Yields generally declined during the reporting period, across all maturities, which benefited relative returns as the fund had a greater average exposure to changes in interest rates. Additionally, the fund’s yield curve (y) positioning, notably a greater exposure to the ten-year part of the yield curve, further benefited relative results. Further contributing to performance was exposure to insured issuers domiciled in Puerto Rico, and both insured and uninsured issuers domiciled in Illinois.

Respectfully,

Portfolio Manager(s)
Jason Kosty and Geoffrey Schechter

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 3/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 3/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	5.14%	4.21%	5.38%	N/A
B	12/29/86	4.23%	3.43%	4.58%	N/A
C	1/03/94	4.35%	3.43%	4.59%	N/A
I	8/01/11	5.27%	4.47%	N/A	4.78%
R6	8/01/17	5.48%	N/A	N/A	3.71%
A1	6/25/07	5.40%	4.47%	5.65%	N/A
B1	6/25/07	4.49%	3.68%	4.85%	N/A

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		5.38%	3.73%	4.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.67%	3.31%	4.93%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.23%	3.08%	4.58%	N/A
C With CDSC (1% for 12 months) (v)		3.35%	3.43%	4.59%	N/A
A1 With Initial Sales Charge (4.25%)		0.92%	3.57%	5.19%	N/A
B1 With CDSC (Declining over six years from 4% to 0%) (v)		0.49%	3.33%	4.85%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

7

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, October 1, 2018 through March 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2018 through March 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Expenses Paid During Period (p) 10/01/18-3/31/19
A	Actual	0.76%	$1,000.00	$1,040.56	$3.87
	Hypothetical (h)	0.76%	$1,000.00	$1,021.14	$3.83
B	Actual	1.51%	$1,000.00	$1,035.48	$7.66
	Hypothetical (h)	1.51%	$1,000.00	$1,017.40	$7.59
C	Actual	1.52%	$1,000.00	$1,036.63	$7.72
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64
I	Actual	0.52%	$1,000.00	$1,040.62	$2.65
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62
R6	Actual	0.44%	$1,000.00	$1,042.27	$2.24
	Hypothetical (h)	0.44%	$1,000.00	$1,022.74	$2.22
A1	Actual	0.52%	$1,000.00	$1,041.84	$2.65
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62
B1	Actual	1.27%	$1,000.00	$1,036.77	$6.45
	Hypothetical (h)	1.27%	$1,000.00	$1,018.60	$6.39

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.04% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

3/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 97.5%

Issuer	Shares/Par	Value ($)
Alabama - 1.4%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.25%, 6/01/2025	$930,000	$1,032,551
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	6,570,000	6,997,050
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 2.568% (67% of LIBOR - 1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	20,175,000	19,747,693
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	785,000	886,485
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	1,175,000	915,349
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,655,000	1,054,665
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	2,370,000	1,057,352
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	4,495,000	1,875,539
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	310,000	330,649
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	455,000	505,469
Lower, AL, Gas District Project Rev., “A”, 5%, 9/01/2046	2,805,000	3,480,360
Mobile, AL, General Obligation Warrants, “A”, 5%, 2/15/2030	3,130,000	3,747,862
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.8%, 5/01/2034	3,565,000	3,704,320
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2044	4,070,000	4,694,379
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	2,480,000	2,837,318

		$52,867,041
Arizona - 1.2%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	$370,000	$418,596
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	990,000	1,105,285
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,235,000	1,374,345
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.125%, 7/01/2037	1,000,000	1,055,300

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.25%, 7/01/2047	$750,000	$789,142
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037	95,000	100,043
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047	160,000	166,570
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051	425,000	439,476
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2037	1,000,000	1,130,980
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2047	2,350,000	2,621,636
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2052	1,870,000	2,070,576
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037	165,000	173,758
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047	165,000	171,775
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051	310,000	320,559
Arizona Industrial Development Authority, Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2043	620,000	677,121
Arizona Industrial Development Authority, Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2054	1,305,000	1,387,633
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	675,000	736,708
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	465,000	501,912
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 5%, 1/01/2038	3,000,000	3,478,980
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	470,000	492,020
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	140,000	146,559
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	570,000	589,095
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	340,000	351,203
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	700,000	760,473

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	$560,000	$601,860
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	895,000	958,285
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	840,000	869,534
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	925,000	949,364
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	610,000	629,020
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	174,425
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2031	375,000	432,135
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2033	150,000	171,189
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	562,950
Phoenix, AZ, Industrial Development Authority Student Housing Refunding Rev. (Downtown Phoenix Student Housing, LLC-Arizona State University Project), “A”, 5%, 7/01/2042	605,000	673,438
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037	1,075,000	1,091,189
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047	1,020,000	1,036,208
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052	550,000	557,914
Salt River, AZ, Agricultural Improvement & Power District, “A”, 5%, 1/01/2038	8,000,000	9,430,320
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2037	4,000,000	5,000,480

		$44,198,056
Arkansas - 0.2%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	$1,665,000	$1,916,715
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	435,000	487,600

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - continued
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$215,000	$221,944
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	435,000	447,676
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	45,000	44,878
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	4,995,000	1,683,715
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2042	1,520,000	1,671,240

		$6,473,768
California - 9.1%
Alameda, CA, Corridor Transportation Authority Senior Lien Rev., “A”, AGM, 5%, 10/01/2028	$985,000	$1,124,052
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2025	3,960,000	4,768,394
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2026	4,145,000	5,080,361
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2031	1,550,000	1,652,192
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	7,840,000	10,909,674
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036 (Prerefunded 10/01/2021)	450,000	502,353
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036 (Prerefunded 10/01/2021)	475,000	530,884
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	2,580,000	2,606,032
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2046	2,530,000	2,862,644
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/2031	5,000,000	5,415,300
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	595,000	877,952
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	1,185,000	1,718,475
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	1,500,000	1,735,470
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,750,000	1,957,183
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2043	1,000,000	1,137,500

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	$1,510,000	$1,684,722
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	4,890,000	5,364,232
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	235,000	257,151
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	850,000	898,017
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 2.3%, 8/01/2023 (Put Date 5/01/2019)	12,495,000	12,496,125
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-1”, 2.3%, 11/01/2042 (Put Date 4/15/2019)	4,250,000	4,250,255
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	260,000	291,395
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	510,000	564,448
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	510,000	559,373
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/2030 (Prerefunded 10/01/2019)	2,950,000	3,014,398
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2038	9,180,000	10,178,141
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	9,250,000	10,540,190
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	505,000	567,251
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,340,000	1,455,548
California School Finance Authority, School Facility Rev. (Alliance For College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	560,000	603,960
California School Finance Authority, School Facility Rev. (Alliance For College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	585,000	635,029
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	126,224	1
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 3.5%, 7/01/2034	795,000	829,622
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2034	1,000,000	1,186,930
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2035	1,475,000	1,746,489

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	$1,050,000	$1,072,985
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3%, 11/01/2022	1,420,000	1,434,257
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3.5%, 11/01/2027	3,930,000	4,098,204
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032	485,000	559,477
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041	955,000	1,072,398
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/2042 (Prerefunded 6/01/2019)	855,000	863,524
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	90,000	97,089
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	190,000	213,877
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	645,000	714,189
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	2,475,000	2,688,444
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	4,640,000	5,012,406
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	990,000	1,082,466
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029	340,000	380,936
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039	475,000	516,981
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049	1,040,000	1,119,331
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052	505,000	541,360
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,840,000	1,853,745
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,495,000	3,317,130
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,015,000	2,840,331

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	$2,785,000	$1,821,501
Foothill-De Anza, CA, Community College District, Capital Appreciation, NATL, 0%, 8/01/2034	21,410,000	13,850,343
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2034	3,000,000	3,419,580
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	2,675,000	2,681,313
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047	880,000	888,862
Hartnell, CA, Community College District (Monterey and San Benito Counties Election of 2002), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2039 (Prerefunded 8/01/2019)	9,645,000	2,234,457
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	2,620,000	2,920,907
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036	640,000	667,290
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	480,000	531,312
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	480,000	531,379
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	820,000	902,328
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	2,990,000	3,112,799
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	465,000	555,391
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	825,000	978,632
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	1,030,000	1,217,048
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5.25%, 5/15/2038	1,770,000	2,126,850
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,605,000	4,199,248
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2038	4,040,000	4,657,595
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	6,435,000	7,389,697
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	2,580,000	2,628,968
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	825,000	831,683
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	3,595,000	3,730,711

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	$580,000	$429,937
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2041	6,500,000	7,356,050
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2046	2,000,000	2,255,280
Mt. San Antonio, CA, Community College District, Convertible Capital Appreciation, 0% to 8/01/2023, 5.875% to 8/01/2028	1,860,000	1,924,486
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	1,930,000	1,605,664
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	3,915,000	3,032,990
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,335,000	3,231,396
Oceanside, CA, Unified School District, Capital Appreciation, ETM, ASSD GTY, 0%, 8/01/2024	350,000	317,611
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2049	820,000	919,827
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2054	1,230,000	1,374,353
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,640,000	1,872,831
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	2,210,000	2,276,919
Port of Oakland, CA, Rev., “P”, 5%, 5/01/2033	10,815,000	11,684,202
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	2,015,000	1,978,387
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 5.25%, 6/01/2039 (Prerefunded 6/01/2023)	4,655,000	5,383,507
Sacramento County, CA, Airport System Rev., “A”, 5%, 7/01/2041	10,000,000	11,526,600
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2041	6,000,000	6,894,600
Sacramento, CA, Municipal Utility District Electricity Rev., “X”, 5%, 8/15/2028 (Prerefunded 8/15/2021)	835,000	904,397
Sacramento, CA, Municipal Utility District Electricity Rev., “X”, 5%, 8/15/2028	2,435,000	2,631,456
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2040	9,315,000	9,678,099
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2024	500,000	568,110
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2025	1,500,000	1,699,050
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2028	6,000,000	6,562,320

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 1/01/2047	$1,230,000	$1,431,523
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	340,000	379,416
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	7,570,000	8,033,965
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 9/01/2026	5,100,000	4,392,732
State of California, 5%, 4/01/2024	4,365,000	4,801,194
State of California, 5.25%, 10/01/2028	2,965,000	3,228,707
State of California, 5%, 8/01/2029	5,000,000	6,019,300
State of California, 5%, 9/01/2034	9,000,000	10,637,460
State of California, 6%, 11/01/2039	3,000,000	3,078,600
State of California, Unrefunded Balance, 6.5%, 4/01/2033	1,825,000	1,826,551
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2031	3,180,000	4,079,972
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/2032 (Prerefunded 1/01/2021)	2,075,000	2,252,516
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 1/01/2041 (Prerefunded 1/01/2021)	915,000	995,072
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,440,000	2,637,964
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/2034	2,005,000	773,429

		$332,035,240
Colorado - 3.6%
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, 5%, 12/01/2034	$2,535,000	$3,000,527
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, 5%, 12/01/2035	5,000,000	5,900,600
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 5/01/2040	1,815,000	1,818,213
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), 5%, 12/01/2031	1,725,000	1,921,978
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	1,020,000	1,113,973
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	195,000	216,331
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	740,000	793,472
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	605,000	645,620

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	$545,000	$583,030
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	490,000	543,033
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	495,000	540,585
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	700,000	760,956
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 5%, 12/01/2038	1,335,000	1,532,460
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	3,440,000	3,547,982
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/2031	1,855,000	2,053,318
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	305,000	349,377
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	365,000	411,676
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	385,000	429,679
Colorado Health Facilities Authority Rev. (Adventist System/Sunbelt Obligated Group), “A”, 5%, 11/15/2041	10,000,000	11,336,300
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	1,195,000	1,313,341
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/2044	4,620,000	5,063,474
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2048	2,420,000	2,519,365
Colorado High Performance Transportation Enterprise Rev. (C-470 Express Lanes), 5%, 12/31/2056	1,900,000	2,050,195
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	2,985,000	3,166,966
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	6,210,000	6,851,555
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	6,150,000	6,375,705
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	5,000,000	5,146,650
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2036	2,755,000	3,240,651
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2040	10,000,000	11,640,000

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2025	$3,000,000	$3,553,680
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2041	1,500,000	1,720,095
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2028	1,930,000	2,112,288
Denver, CO, City & County School District No. 1, 5%, 12/01/2024 (Prerefunded 12/01/2021)	10,000,000	10,913,200
Denver, CO, City & County Special Facilities Airport Refunding Rev. (United Airlines), 5%, 10/01/2032	1,145,000	1,228,425
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	965,000	1,080,096
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,635,000	1,783,785
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	1,210,000	1,315,621
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2030	1,470,000	1,718,165
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2031	1,660,000	1,932,057
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2032	1,755,000	2,036,221
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2033	1,760,000	2,035,704
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2034	1,445,000	1,666,562
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2035	1,630,000	1,874,353
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2045	5,280,000	5,786,827
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	1,215,000	1,540,644
University of Colorado, Enterprise Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	4,220,000	4,534,179

		$131,698,914
Connecticut - 1.3%
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2025	$2,990,000	$3,263,794
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	4,230,000	4,506,684
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/2032	1,410,000	1,443,868

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 3.5%, 11/15/2045	$2,425,000	$2,495,349
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	1,450,000	1,488,237
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2028	4,290,000	5,152,676
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2029	2,375,000	2,832,401
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2030	2,355,000	2,789,191
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2031	2,015,000	2,376,068
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	5,980,000	6,187,446
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2028	4,595,000	4,908,058
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2029	4,595,000	4,901,579
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2030	4,615,000	4,920,282

		$47,265,633
Delaware - 0.0%
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	$235,000	$258,326
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	475,000	513,451

		$771,777
District of Columbia - 0.8%
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2036	$2,355,000	$2,580,727
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2046	630,000	680,866
District of Columbia Rev. (Georgetown University), 5%, 4/01/2035	3,000,000	3,507,510
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/2033 (Prerefunded 7/01/2023)	560,000	660,262
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/2043 (Prerefunded 7/01/2023)	1,450,000	1,709,608
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	185,000	182,686
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/2035	240,000	234,780

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/2039	$150,000	$146,740
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	3,435,000	3,548,321
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	4,505,000	4,609,336
District of Columbia University Rev. (Georgetown University), BHAC, 5%, 4/01/2040	11,570,000	12,356,760

		$30,217,596
Florida - 2.4%
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	$20,000	$21,760
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	1,045,000	1,118,443
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	485,000	518,737
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,405,000	1,508,745
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	75,000	75,119
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	100,000	100,418
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	625,000	630,850
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/2029	3,045,000	3,136,411
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,850,000	6,277,986
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035	100,000	95,596
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035	835,000	837,321
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044	1,265,000	1,267,682
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049	180,000	168,957
Daytona Beach, FL, Halifax Hospital Medical Center Improvement and Refunding Rev., 5%, 6/01/2036	545,000	604,165

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2029	$1,350,000	$1,527,808
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2030	1,420,000	1,597,571
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	2,270,000	2,450,942
Florida Board of Education, Capital Outlay, “E”, 5%, 6/01/2023 (Prerefunded 6/01/2019)	250,000	253,935
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,425,000	2,513,585
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	5,130,000	5,288,671
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037	305,000	313,915
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047	1,200,000	1,227,396
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033	550,000	577,792
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038	680,000	715,571
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048	1,230,000	1,307,994
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “B”, 3%, 7/01/2045	1,915,000	1,941,006
Florida Housing Finance Corp, Homeowner Mortgage Rev., “1”, 4%, 7/01/2049 (u)	5,110,000	5,453,136
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 10/01/2031 (Prerefunded 10/01/2019)	400,000	409,356
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), ETM, NATL, 6.5%, 8/15/2019	225,000	229,106
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/2037	1,270,000	1,201,153
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053	570,000	600,808
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2034	1,935,000	2,168,825
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	265,000	268,843
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	125,000	127,465
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	195,000	197,248

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	$605,000	$634,657
Marshall Creek Community Development District, FL, Capital Improvement and Special Assessment, “A”, 3.5%, 5/01/2020	525,000	525,200
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2039	2,000,000	2,156,720
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 10/01/2035	5,885,000	6,168,598
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6.125%, 8/01/2042 (Prerefunded 8/01/2020)	1,645,000	1,740,986
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6.125%, 8/01/2042	595,000	625,809
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 10/01/2039 (Prerefunded 10/01/2020)	1,000,000	1,051,320
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	6,920,000	7,866,102
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	280,000	294,202
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	135,000	140,755
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	230,000	239,805
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	5,785,000	6,332,782
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	495,000	576,640
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	430,000	485,302
Palm Beach County, FL, Solid Waste Authority Improvement Rev., BHAC, 5%, 10/01/2027 (Prerefunded 10/01/2019)	295,000	300,154
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	685,000	703,968
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	885,000	909,382
Pinellas County, FL, Sewer Rev., AGM, 5%, 10/01/2032	330,000	330,878
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	1,025,000	1,027,655
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	140,000	129,986
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	6,795,000	7,185,033

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	$52,264	$33,449
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	245,000	276,411
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	225,000	251,046
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	485,000	531,967
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	1,455,000	1,584,379

		$88,837,502
Georgia - 2.2%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$965,000	$1,043,233
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	965,000	1,042,827
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2025	1,415,000	1,548,251
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2026	800,000	874,200
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	2,770,000	2,842,408
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	1,295,000	1,394,378
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	650,000	719,777
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,140,000	1,242,885
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	4,850,000	5,150,603
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2028	5,285,000	5,726,615
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2029	1,415,000	1,531,794
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2030	4,345,000	4,700,291
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2041	3,910,000	4,201,960

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2026	$3,680,000	$3,889,502
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2027	2,285,000	2,412,663
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 4%, 12/01/2047	3,290,000	3,464,765
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	1,065,000	1,101,370
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	4,545,000	4,924,098
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2026	845,000	1,023,641
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	1,740,000	2,174,078
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2043	1,865,000	2,081,079
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “A”, 5%, 5/15/2031	5,760,000	6,679,411
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/2026	3,065,000	3,377,232
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2042	4,000,000	4,504,880
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2045	5,000,000	5,629,900
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/2054	4,215,000	4,872,919
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2037	590,000	639,165
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	405,000	431,430

		$79,225,355
Guam - 0.1%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$545,000	$567,634
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	910,000	940,840
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	130,000	134,630
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	370,000	393,284

		$2,036,388
Hawaii - 0.9%
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/2029 (Prerefunded 11/15/2019)	$305,000	$318,261

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - continued
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044 (Prerefunded 11/15/2019)	$1,100,000	$1,149,379
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	3,655,000	3,702,844
Hawaii Housing & Community Development Corp., Rental Housing System Rev., “A”, 4.65%, 1/01/2029	7,795,000	7,814,877
Hawaii Housing & Community Development Corp., Rental Housing System Rev., “A”, 4.75%, 1/01/2033	9,390,000	9,413,851
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	1,380,000	1,502,240
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	850,000	927,622
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2022)	3,695,000	4,042,737
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2031	1,380,000	1,491,697
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2032	920,000	993,701

		$31,357,209
Illinois - 11.0%
Chicago, IL, “A”, 5.25%, 1/01/2028	$345,000	$373,187
Chicago, IL, “A”, 5%, 1/01/2036	1,110,000	1,163,324
Chicago, IL, “A”, 5%, 1/01/2040	2,170,000	2,316,605
Chicago, IL, “A”, 5%, 1/01/2044	6,715,000	7,120,653
Chicago, IL, “A”, 5.5%, 1/01/2049	6,995,000	7,718,073
Chicago, IL, “A”, AGM, 5%, 1/01/2027	200,000	201,492
Chicago, IL, “A”, AGM, 5%, 1/01/2028 (Prerefunded 1/01/2020)	7,700,000	7,881,643
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	245,000	245,980
Chicago, IL, “A”, AGM, 4.625%, 1/01/2031	505,000	506,828
Chicago, IL, “A”, AGM, 5%, 1/01/2037	2,730,000	2,749,929
Chicago, IL, “A”, Capital Appreciation, NATL, 0%, 1/01/2027	1,490,000	1,141,772
Chicago, IL, “C”, NATL, 5%, 1/01/2028	165,000	165,505
Chicago, IL, “C”, NATL, 5%, 1/01/2029	3,025,000	3,034,166
Chicago, IL, “D”, 5.5%, 1/01/2033	935,000	1,026,770
Chicago, IL, Board of Education, 5%, 12/01/2042	4,000,000	4,104,200
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	6,805,000	7,446,235
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	1,405,000	1,251,293
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	1,205,000	1,033,408
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	9,895,000	6,880,290
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2029	3,290,000	2,177,388

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2030	$1,335,000	$837,325
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2019	825,000	809,960
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	645,000	574,437
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	14,590,000	12,512,384
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	3,405,000	2,588,379
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2028	3,895,000	2,708,310
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	270,000	296,654
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	1,785,000	1,934,083
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	1,620,000	1,750,669
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	15,110,000	17,508,259
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	2,760,000	3,222,659
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	5,300,000	6,156,904
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	4,540,000	5,254,051
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AAC, 5.5%, 12/01/2019	350,000	356,160
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	310,000	364,560
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	200,000	233,526
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	200,000	232,336
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	200,000	231,456
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	180,000	207,535
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	175,000	201,070
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	130,000	148,833
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	1,205,000	1,294,773

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	$3,245,000	$3,462,772
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	3,675,000	3,852,907
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2026	9,690,000	7,736,593
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2027	1,820,000	1,394,648
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	3,755,000	4,283,704
Chicago, IL, General Obligation, “A”, AGM, 5.25%, 1/01/2031	1,000,000	1,103,620
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/2029	9,145,000	9,855,932
Chicago, IL, Midway Airport Rev., Second Lien, “A”, BAM, 5%, 1/01/2031	1,525,000	1,684,942
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	745,000	857,316
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	1,850,000	2,093,849
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	5,900,000	6,610,537
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	945,000	1,051,020
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	470,000	521,832
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,890,000	2,102,360
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	3,315,000	3,793,553
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2053	1,840,000	2,090,406
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	2,735,000	3,137,264
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	5,520,000	5,914,073
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	1,605,000	1,709,261
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2029	1,755,000	1,868,829
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	655,000	695,636
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2040	4,685,000	4,932,602
Cook County, IL, Community College District No. 508 (City Colleges), BAM, 5%, 12/01/2047	9,665,000	10,688,524

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	$640,000	$672,806
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	585,000	610,225
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,310,000	2,614,343
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,315,000	2,610,834
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	2,180,000	2,219,044
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	1,500,000	1,547,910
Illinois Finance Authority Rev. (Friendship Village of Schaumburg), 5%, 2/15/2037	9,810,000	8,832,237
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2046	9,235,000	10,073,261
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/2029 (Prerefunded 5/15/2019)	2,975,000	2,994,010
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/2037 (Prerefunded 5/15/2019)	2,445,000	2,460,990
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 3.092% (70% of LIBOR - 1mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	885,000	887,761
Illinois Finance Authority Rev. (Presence Health Network), “A”, 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	3,650,000	3,732,089
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	1,035,000	1,194,680
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	1,535,000	1,746,477
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	6,315,000	7,069,579
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	6,460,000	6,494,949
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	510,000	558,460
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	745,000	814,255
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	615,000	672,392
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	795,000	866,502
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	1,500,000	1,529,145

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	$2,455,000	$2,503,462
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “A”, 5%, 3/01/2047	10,000,000	11,126,200
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	140,000	159,240
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	490,000	543,655
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	980,000	1,068,729
Illinois Finance Authority Student Housing and Academic Facility Rev. (CHF-Chicago, LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	490,000	533,262
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031 (Prerefunded 4/01/2021)	2,730,000	3,003,000
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	4,210,000	4,494,933
Illinois Housing Development Authority Rev., “A”, 4.5%, 10/01/2048	7,945,000	8,670,220
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	4,455,000	4,823,963
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	10,615,000	11,606,547
Illinois Sports Facilities Authority, AAC, 5.5%, 6/15/2030	1,250,000	1,253,063
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	1,730,000	1,924,193
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/2022	5,000,000	5,589,800
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 4%, 12/01/2020	1,315,000	1,363,063
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2028	765,000	867,349
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2029	785,000	888,361
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), “A”, Capital Appreciation, AGM, 0%, 6/15/2026	2,400,000	1,949,112
Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), “A”, BAM, 5%, 6/15/2042	4,550,000	4,813,991
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place Expansion Project), NATL, 5.5%, 6/15/2029	5,725,000	6,610,142

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	$1,690,000	$1,796,048
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,390,000	1,484,186
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,134,181
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	1,125,000	1,127,048
State of Illinois, 5%, 11/01/2027	7,130,000	7,908,382
State of Illinois, 5%, 1/01/2028	425,000	440,139
State of Illinois, 5%, 5/01/2028	870,000	925,845
State of Illinois, 5.25%, 7/01/2028	2,530,000	2,693,969
State of Illinois, 5%, 11/01/2028	2,005,000	2,191,325
State of Illinois, 5%, 2/01/2029	2,180,000	2,385,007
State of Illinois, 4.125%, 11/01/2031	1,720,000	1,731,627
State of Illinois, 4.5%, 11/01/2039	1,895,000	1,915,352
State of Illinois, AGM, 5%, 4/01/2024	5,000,000	5,467,800
State of Illinois, AGM, 5%, 2/01/2027	1,465,000	1,620,700
State of Illinois, NATL, 6%, 11/01/2026	4,615,000	5,338,770
State of Illinois, “A”, 5%, 12/01/2020	2,975,000	3,095,369
State of Illinois, “B”, 5%, 11/01/2019	16,185,000	16,463,544
State of Illinois, “B”, 5%, 12/01/2020	1,645,000	1,711,557
State of Illinois, “B”, 5.25%, 6/15/2034 (Prerefunded 6/15/2019)	1,275,000	1,284,473
State of Illinois, “D”, 5%, 11/01/2028	6,655,000	7,343,327
State of Illinois, “P”, ETM, 6.5%, 6/15/2022	2,570,000	2,685,573

		$404,143,700
Indiana - 1.3%
Indiana Development Finance Authority Solid Water Disposal Rev. (Waste Management, Inc. Project), 2.95%, 10/01/2031 (Put Date 10/01/2021)	$1,075,000	$1,075,000
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), “A”, 2.1%, 5/01/2034 (Put Date 6/01/2019)	5,730,000	5,730,630
Indiana Finance Authority Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	5,955,000	6,569,020
Indiana Finance Authority Rev. (BHI Senior Living), “A”, 6%, 11/15/2041	2,840,000	3,181,709
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	530,000	569,125
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,340,000	1,421,713
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,190,000	2,365,923

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	$1,595,000	$1,703,603
Indiana Finance Authority Rev. (State Revolving Fund Program), “A”, 5%, 2/01/2029 (Prerefunded 2/01/2022)	4,000,000	4,381,800
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2048	3,360,000	3,586,195
Indianapolis, IN, Water System First Lien Refunding Rev., “A”, 5%, 10/01/2037	5,250,000	6,274,380
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,170,000	1,191,575
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	625,000	728,450
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	455,000	528,132
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	565,000	650,575
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	1,700,000	1,928,089
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/2026	1,000,000	1,296,520
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/2028 (Prerefunded 10/01/2019)	1,875,000	1,914,225
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	330,000	381,114
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	755,000	877,333

		$46,355,111
Iowa - 0.6%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	$1,200,000	$1,349,040
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	2,230,000	2,492,783
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	1,085,000	1,208,104
Iowa Finance Authority Rev. (Iowa Health System Obligated Group), “A”, 5.25%, 2/15/2044	3,000,000	3,252,570
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2033	745,000	796,129
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2038	615,000	649,932
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2048	1,125,000	1,175,006

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - continued
Iowa Finance Authority, Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	$1,275,000	$1,357,212
Iowa Student Loan Liquidity Corp. Rev., “A”, 3.75%, 12/01/2033	5,625,000	5,737,219
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	590,000	597,717
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	105,000	107,949
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/2025	480,000	501,029
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/2026	475,000	495,990
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/2027	40,000	41,783
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/2028	810,000	845,284
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/2034	3,070,000	3,084,030

		$23,691,777
Kansas - 0.8%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	$3,800,000	$4,222,826
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	1,500,000	1,656,840
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,295,000	1,414,231
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	680,000	733,359
University of Kansas Hospital Authority, Health Facilities Rev. (University of Kansas Health System), “A”, 5%, 9/01/2048	13,460,000	15,605,255
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2033	145,000	153,932
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2038	175,000	183,346
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 4.625%, 5/15/2041	145,000	146,121
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2047	720,000	746,647
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	630,000	634,271
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	1,515,000	1,525,984
Wyandotte County, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	540,000	547,663

		$27,570,475

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - 1.1%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$810,000	$957,234
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	800,000	942,152
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	910,000	1,067,075
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	590,000	663,903
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	4,235,000	4,724,227
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	2,685,000	2,987,546
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2037	2,530,000	2,762,102
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	1,655,000	1,796,022
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	1,290,000	1,432,919
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	2,070,000	2,239,616
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6%, 6/01/2030 (Prerefunded 6/01/2020)	2,695,000	2,832,095
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	5,500,000	5,803,490
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2045	3,390,000	3,813,309
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2047	1,895,000	2,051,679
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), “A”, 5%, 7/01/2032	2,000,000	2,228,040
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 5/01/2039 (Prerefunded 11/01/2019)	3,000,000	3,078,780
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/2039	1,670,000	1,693,831

		$41,074,020
Louisiana - 1.2%
Jefferson Parish, LA, Hospital Service District No. 1 Hospital Rev. (West Jefferson Medical Center), AGM, 5.25%, 1/01/2028 (Prerefunded 1/01/2020)	$1,980,000	$2,073,773

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	$3,355,000	$3,220,800
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,470,000	1,619,396
Louisiana Housing Corp. Single Family Mortgage Rev. (Home Ownership Program), “A-1”, 4.5%, 12/01/2047	775,000	844,161
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	3,585,000	3,669,893
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2043	590,000	668,311
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,555,000	2,868,626
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	580,000	632,409
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	2,240,000	2,462,118
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	1,400,000	1,477,952
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	6,000,000	6,395,820
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	2,745,000	2,850,463
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	5,465,000	5,009,656
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2023	1,325,000	1,496,190
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2024	1,270,000	1,431,861
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2025	1,000,000	1,125,270
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2043	745,000	857,815
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2048	1,210,000	1,387,217
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	800,000	875,016

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	$2,000,000	$2,087,540

		$43,054,287
Maine - 0.1%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025)	$1,140,000	$1,164,920
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	570,000	620,873
Maine Housing Authority Mortgage, “C-1”, 3.5%, 11/15/2044	2,955,000	3,034,430

		$4,820,223
Maryland - 2.1%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2039	$1,805,000	$2,007,756
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	1,605,000	1,775,403
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	2,575,000	2,834,611
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	1,565,000	1,673,517
Baltimore, MD, Subordinate Project Rev. (Mayor and City Council of Baltimore Water Projects), “A”, 5%, 7/01/2041	5,000,000	5,739,100
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034	150,000	151,560
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039	155,000	157,429
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	1,105,000	1,123,895
Maryland Community Development Administration, Department of Housing & Community Development, “C”, 4%, 9/01/2044	3,365,000	3,518,040
Maryland Department of Housing & Community Development Administration, “A”, 4.5%, 9/01/2048 (u)	11,380,000	12,443,689
Maryland Department of Housing & Community Development Administration, “B”, 4.5%, 9/01/2048 (u)	9,240,000	10,061,436
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	3,385,000	3,390,721
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025 (Prerefunded 6/01/2020)	795,000	830,203
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2030	180,000	213,001
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2032	125,000	145,219

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2035	$225,000	$258,914
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	695,000	801,516
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2038	180,000	181,368
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2048	550,000	549,978
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2058	1,750,000	1,692,740
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	5,090,000	5,938,554
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	1,510,000	1,529,358
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	2,225,000	2,401,687
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,745,000	1,954,801
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	1,090,000	1,215,470
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	4,845,000	5,313,657
Prince George’s County, MD, Special Obligation Bonds (Westphalia Town Center Project), 5.125%, 7/01/2039	555,000	579,980
Prince George’s County, MD, Special Obligation Bonds (Westphalia Town Center Project), 5.25%, 7/01/2048	545,000	564,745
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	185,000	197,904
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	315,000	332,523
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	330,000	346,903
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “C-3”, 2.5%, 11/01/2024	3,370,000	3,370,034
State of Maryland, “B”, 4%, 8/01/2027	2,570,000	2,751,031

		$76,046,743
Massachusetts - 5.9%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), “A”, 5%, 6/01/2023	$2,645,000	$3,011,438

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Commonwealth of Massachusetts Transportation Fund Rev., “A”, 5%, 6/01/2043	$9,290,000	$10,881,934
Commonwealth of Massachusetts, “A”, 5%, 1/01/2047	6,625,000	7,718,324
Commonwealth of Massachusetts, “A”, AAC, 5.5%, 8/01/2030	5,000,000	6,584,450
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “H”, 5%, 12/01/2026	10,000,000	12,296,900
Commonwealth of Massachusetts, General Obligation Consolidated Loan, “J”, 5%, 12/01/2036	19,615,000	23,055,471
Massachusetts Bay Transportation Authority Rev., “A”, 7%, 3/01/2021	2,060,000	2,217,590
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2024	9,445,000	11,034,971
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	2,395,000	2,679,406
Massachusetts Development Finance Agency Lease Rev. (University of Massachusetts at Dartmouth, College of Visual & Performing Arts Project), 6%, 8/01/2021	775,000	814,502
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	415,000	473,544
Massachusetts Development Finance Agency Rev. (CareGroup), “J-1”, 5%, 7/01/2048	3,000,000	3,389,160
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,550,000	1,745,331
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,225,000	3,610,678
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	895,000	994,954
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5.25%, 1/01/2042	250,000	281,960
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5%, 1/01/2047	5,500,000	6,089,050
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,070,000	2,282,775
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2030	1,000,000	1,139,540
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/2043	460,000	496,607
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037	110,000	118,186
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047	1,530,000	1,617,837
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057	1,775,000	1,863,945

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023)	$275,000	$327,927
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	435,000	523,083
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 5%, 7/01/2032	1,275,000	1,525,754
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2031 (Prerefunded 7/01/2021)	1,430,000	1,535,548
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2036 (Prerefunded 7/01/2021)	1,670,000	1,793,263
Massachusetts Development Finance Agency Rev. (Partners Healthcare), Unrefunded Balance, “L”, 5%, 7/01/2031	1,350,000	1,442,313
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	20,000	20,155
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	185,000	201,001
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2033	420,000	507,927
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	605,000	695,145
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	710,000	813,156
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,440,000	1,622,203
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,300,000	1,458,301
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 4%, 7/01/2044	2,240,000	2,281,821
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2044	935,000	1,061,618
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	1,145,000	1,262,912
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	670,000	672,298
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	805,000	850,048
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	545,000	572,555
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 4.125%, 7/01/2046	6,960,000	7,230,048
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	225,000	231,507

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2021	$1,255,000	$1,338,809
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	995,000	1,027,228
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	1,035,000	1,086,605
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	11,840,000	12,043,885
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	1,485,000	1,510,571
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 5.25%, 7/01/2029	2,515,000	2,700,154
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 3.625%, 7/01/2032	9,040,000	9,331,269
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University), 6.25%, 7/01/2030 (Prerefunded 7/01/2019)	2,600,000	2,630,524
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev., Unrefunded Balance (Suffolk University), 6.25%, 7/01/2030	1,455,000	1,471,718
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2037	470,000	506,279
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2037	3,915,000	4,692,519
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2038	4,915,000	5,871,607
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2039	7,975,000	9,489,532
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	465,000	494,132
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/2026	12,500,000	13,861,875
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	4,215,000	5,507,741
Massachusetts Water Resources Authority, ETM, 6.5%, 7/15/2019	390,000	395,565
University of Massachusetts Building Authority Rev., ”2017-3“, 5%, 11/01/2036	8,895,000	10,633,973

		$215,621,122
Michigan - 2.5%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), “A”, AGM, 5%, 7/01/2043	$1,565,000	$1,696,679
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2019	1,730,000	1,743,840
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2020	1,725,000	1,794,259
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	5,920,000	6,391,943

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	$295,000	$309,549
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	410,000	429,323
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	505,000	583,381
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	460,000	527,707
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2043	815,000	926,769
Eastern Michigan University Board of Regents, General Rev., “A”, 4%, 3/01/2047	9,675,000	10,105,344
Great Lakes Water Authority, Michigan Water Supply System Rev., “B”, BAM, 5%, 7/01/2046	5,745,000	6,537,580
Great Lakes Water Authority, Michigan Water Supply System Rev., “D”, 5%, 7/01/2036	3,155,000	3,611,592
Great Lakes Water Authority, Michigan Water Supply System Rev., “D”, AGM, 5%, 7/01/2034	3,710,000	4,348,602
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	685,000	718,154
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	860,000	913,483
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2030	1,000,000	1,197,470
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2031	2,000,000	2,377,700
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	3,690,000	4,250,843
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	800,000	902,600
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	1,790,000	2,017,706
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,155,000	1,298,844
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	580,000	647,721

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044	$450,000	$481,104
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-2”, 5%, 7/01/2034	800,000	907,168
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	485,000	536,944
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	240,000	267,554
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	570,000	632,506
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 12/01/2035	3,195,000	3,421,174
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039 (Prerefunded 11/15/2019)	7,165,000	7,349,212
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	1,390,000	1,449,381
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	985,000	1,029,355
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 6/30/2048	5,000,000	5,669,400
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	1,000,000	1,119,360
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	610,000	688,275
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	470,000	523,749
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,020,000	1,130,446
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, AGM, 5%, 12/01/2040	7,105,000	8,113,484
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2031	2,490,000	2,956,775
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2032	2,580,000	3,047,187

		$92,654,163

44

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - 0.8%
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2043	$2,275,000	$2,395,461
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2043	2,550,000	2,885,402
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2048	2,280,000	2,391,469
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2048	2,015,000	2,273,041
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., “C”, 5%, 1/01/2041	2,500,000	2,896,375
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., “C”, 5%, 1/01/2046	3,000,000	3,454,500
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	1,125,000	1,168,481
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	5,895,000	6,159,685
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 7/01/2039 (Prerefunded 7/01/2019)	6,445,000	6,510,352
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052	240,000	250,056
University of Minnesota, “A”, 5%, 12/01/2025 (Prerefunded 12/01/2021)	710,000	773,865

		$31,158,687
Mississippi - 1.3%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034 (Prerefunded 9/01/2019)	$2,500,000	$2,537,625
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039 (Prerefunded 9/01/2019)	1,625,000	1,650,301
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	1,750,000	1,948,100
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	495,000	588,773
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	2,455,000	3,047,735
Mississippi Home Corp. Single Family Mortgage Rev., “A”, 4%, 12/01/2044	2,025,000	2,169,261
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,445,000	1,570,773
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	3,560,000	3,942,095

45

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	$1,250,000	$1,441,263
State of Mississippi, “B”, 5%, 12/01/2025	585,000	704,048
State of Mississippi, “B”, 5%, 12/01/2032	2,500,000	2,969,150
State of Mississippi, “B”, 5%, 12/01/2033	2,500,000	2,959,950
State of Mississippi, “B”, 5%, 12/01/2034	5,000,000	5,902,850
University of Southern Mississippi, Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.25%, 9/01/2032 (Prerefunded 9/01/2019)	1,665,000	1,690,924
University of Southern Mississippi, Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.375%, 9/01/2036 (Prerefunded 9/01/2019)	610,000	619,809
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 3/01/2028	1,080,000	1,252,292
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2043	6,615,000	7,513,978
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	5,750,000	6,511,070

		$49,019,997
Missouri - 0.9%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$625,000	$631,831
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/2034	1,410,000	1,427,724
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 4.375%, 2/01/2031	105,000	107,586
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040	160,000	166,899
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050	275,000	282,282
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	730,000	805,256
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2030	5,000,000	6,132,050
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2031	3,165,000	3,850,223
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	2,615,000	2,940,071
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, 3.75%, 5/01/2038	940,000	976,030

46

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, FNMA, 4.25%, 5/01/2049	$6,435,000	$6,941,242
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “B”, FNMA, 4.75%, 5/01/2049	3,350,000	3,696,457
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	915,000	952,112
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	140,000	148,849
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	95,000	99,204
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	260,000	269,773
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	215,000	223,262
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	735,000	756,815
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	2,290,000	2,363,761

		$32,771,427
Montana - 0.1%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A”, 4%, 6/01/2049	$1,090,000	$1,158,877
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A-2”, 3%, 12/01/2043	1,265,000	1,282,710

		$2,441,587
Nebraska - 0.4%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2034	$850,000	$1,025,193
Douglas County, NE, Educational Facilities Refunding Rev. (Creighton University), “A”, 5.875%, 7/01/2040 (Prerefunded 7/01/2020)	6,355,000	6,691,434
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	270,000	270,824
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	1,640,000	1,712,242
Nebraska Investment Finance Authority, Single Family Housing Rev., “C”, 4%, 9/01/2048 (u)	5,310,000	5,670,602

		$15,370,295

47

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nevada - 0.2%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 4.5%, 12/15/2029	$155,000	$162,858
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	630,000	668,203
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2038	305,000	320,927
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	760,000	797,483
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2048	735,000	764,643
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2033	90,000	105,853
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2038	115,000	132,828
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4%, 6/01/2048	460,000	477,370
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4.125%, 6/01/2058	570,000	588,052
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), Capital Appreciation, “C”, 0%, 7/01/2058	31,000,000	3,802,150

		$7,820,367
New Hampshire - 0.2%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	$4,610,000	$4,711,005
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039 (Prerefunded 10/01/2019)	450,000	461,777
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	185,000	186,069
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,600,000	1,855,184
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,595,000	1,821,968

		$9,036,003

48

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - 5.2%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2032	$2,725,000	$3,144,050
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	4,400,000	4,983,748
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	600,000	672,504
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “B”, AGM, 5%, 3/01/2032	1,665,000	1,921,044
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “B”, AGM, 5%, 3/01/2037	1,670,000	1,891,559
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	355,000	411,271
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	555,000	613,725
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	850,000	937,559
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	555,000	610,428
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	555,000	609,557
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	470,000	535,213
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	470,000	523,162
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	1,415,000	1,568,358
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	870,000	959,697
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	435,000	477,821
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2037	1,970,000	2,247,573
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2042	2,190,000	2,469,269
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	1,095,000	1,190,473

49

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	$1,570,000	$1,684,798
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2034	610,000	668,975
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2035	510,000	557,660
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2042	2,855,000	3,077,176
New Jersey Economic Development Authority Rev., School Facilities Construction, “NN”, 5%, 3/01/2027	4,135,000	4,462,451
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	305,000	308,331
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	6,250,000	6,825,625
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	400,000	455,608
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	370,000	421,437
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,385,000	3,661,961
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 10/01/2039	5,000,000	5,089,600
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	1,915,000	1,923,732
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2031 (u)	8,400,000	8,425,704
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	485,000	534,116
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	1,105,000	1,293,867
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	1,100,000	1,285,031
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/2032 (Prerefunded 6/01/2019)	4,195,000	4,235,901
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	5,485,000	6,050,613
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2031	2,105,000	2,345,917

50

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	$2,100,000	$2,330,097
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2033	1,775,000	1,962,688
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,785,000	1,967,177
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	1,575,000	1,730,043
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	1,835,000	2,008,187
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	3,040,000	3,322,750
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1A”, 2.75%, 12/01/2027	3,780,000	3,819,690
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	1,185,000	1,199,469
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1B”, 2.95%, 12/01/2028	14,730,000	15,167,628
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., “C”, 4.75%, 10/01/2050 (u)	11,015,000	12,186,115
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2032	3,000,000	3,462,090
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2033	3,000,000	3,446,580
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2034	3,000,000	3,423,270
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2035	2,950,000	3,346,185
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	3,525,000	4,219,707
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2029	3,420,000	3,906,529
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2031	2,275,000	2,567,656
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	3,985,000	4,616,782
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 6/15/2019	410,000	412,714

51

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, NATL, 5.5%, 12/15/2020	$3,325,000	$3,521,075
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, NATL, 5.5%, 12/15/2021	5,000,000	5,446,000
New Jersey Transportation Trust Fund Authority, Transportation System, “C”, 5%, 6/15/2042	2,360,000	2,441,278
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “A”, 0%, 12/15/2037	25,000,000	11,639,000
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2035	3,725,000	1,933,946
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2036	9,720,000	4,783,698
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	3,345,000	2,063,898
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NATL, 0%, 12/15/2031	5,000,000	3,131,850

		$189,131,616
New Mexico - 0.8%
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2033	$2,300,000	$2,754,296
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	9,975,000	10,396,444
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	1,855,000	1,978,283
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “C”, FNMA, 4%, 1/01/2049	3,500,000	3,737,370
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5.028%, 11/01/2039 (Put Date 8/01/2019)	11,435,000	11,553,467

		$30,419,860
New York - 4.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030 (Prerefunded 1/15/2020)	$2,015,000	$2,087,157
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	5,830,000	6,378,836
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	1,610,000	436,954
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, “C”, 0% to 1/01/2024, 5.625% to 1/01/2055	1,610,000	1,363,783
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2025	1,450,000	1,551,805

52

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2026	$1,080,000	$1,155,092
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	2,450,000	2,644,040
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, Unrefunded Balance, 5.75%, 2/15/2047	1,500,000	1,608,120
Metropolitan Transportation Authority (Hudson Rail Yards Trust), “A”, 5%, 11/15/2046	13,870,000	14,110,506
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033	100,000	114,453
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	200,000	227,194
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 5%, 12/15/2025	5,000,000	5,603,350
New York Energy Research & Development Authority Pollution Control Rev. (New York Electric & Gas Corp. Project), “C”, 2%, 6/01/2029 (Put Date 5/01/2020)	3,485,000	3,500,229
New York Environmental Facilities Corp., State Revolving Funds Rev., “C”, 5%, 5/15/2041	2,745,000	2,915,849
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	11,660,000	14,960,013
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	16,005,000	17,059,729
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	3,190,000	3,448,645
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2031	2,300,000	2,486,668
New York Mortgage Agency Rev., “54”, 4%, 4/01/2047	4,415,000	4,662,019
New York Mortgage Agency Rev., “208”, 4%, 10/01/2048	7,890,000	8,364,741
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5%, 5/01/2019	3,325,000	3,334,210
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	1,490,000	1,563,457
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	765,000	796,763
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	5,475,000	6,385,383
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2033	3,190,000	3,707,578

53

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2034	$1,800,000	$2,084,832
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,315,000	1,362,577
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/2034	1,455,000	1,740,980
New York, NY, “B-1”, 5%, 12/01/2041	3,500,000	4,043,585
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	5,574,420	5,800,686
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	1,025,000	1,205,257
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,570,000	1,687,577
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “CC-1”, 5%, 6/15/2046	7,000,000	8,044,120
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	110,000	110,941
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	110,000	110,975
Port Authority of NY & NJ (170th Series), 5%, 12/01/2019	1,765,000	1,804,201
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,315,000	2,456,585
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	950,000	1,077,072
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	480,000	541,992
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	2,710,000	2,923,656

		$145,461,610
North Carolina - 0.7%
Charlotte, NC, Water & Sewer Systems Rev., 4%, 7/01/2047	$6,000,000	$6,445,260
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	205,000	229,940
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	260,000	278,811
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	285,000	298,939
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	100,000	104,722

54

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041	$370,000	$388,197
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046	1,350,000	1,407,659
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	610,000	665,644
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	1,195,000	1,299,228
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,440,000	2,646,351
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	975,000	1,056,169
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2031	1,600,000	1,874,320
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2031	1,250,000	1,368,913
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2033	1,375,000	1,494,597
University of North Carolina Board of Governors, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	5,065,000	5,716,004

		$25,274,754
North Dakota - 0.5%
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	$3,105,000	$3,492,100
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	3,620,000	4,007,050
Country of Ward, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2043	2,585,000	2,824,707
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	675,000	699,152
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “D”, 4.25%, 1/01/2049 (u)	7,375,000	7,951,799

		$18,974,808
Ohio - 2.5%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/2024 (Prerefunded 2/15/2022)	$1,500,000	$1,642,890
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	2,350,000	2,241,312
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	8,500,000	8,519,635

55

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/2044	$1,225,000	$1,236,013
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), “B”, 7%, 5/15/2040	1,030,000	1,103,243
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	4,065,000	4,219,917
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2052	890,000	995,652
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	9,355,000	10,424,464
Miami County, OH, Hospital Facilities Rev., “A”, 5%, 8/01/2049	9,845,000	11,142,768
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/2030	1,915,000	1,978,214
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/2040	2,770,000	2,874,041
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	190,000	197,942
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038	250,000	257,948
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048	330,000	343,843
Ohio Higher Educational Facility Commission Rev. (Franciscan University of Steubenville), 5%, 11/01/2041	3,000,000	3,344,400
Ohio Housing Finance Agency, 4.5%, 9/01/2049 (u)	9,280,000	10,197,699
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2048 (u)	4,995,000	5,447,997
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,740,000	8,673,521
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	130,000	145,669
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	720,000	768,866
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	925,000	949,522
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	1,130,000	1,197,224
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	405,000	433,002
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,726,600

56

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	$8,150,000	$9,018,464

		$91,080,846
Oklahoma - 0.6%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$345,000	$349,688
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 10/01/2038	150,000	152,409
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,495,000	1,590,142
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2029	150,000	176,347
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2033	810,000	926,008
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2038	1,135,000	1,275,150
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	1,215,000	1,387,433
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	1,140,000	1,294,470
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), “A”, 4.75%, 9/01/2048	2,985,000	3,293,709
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	755,000	822,791
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/2027	4,670,000	4,759,384
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	255,000	279,919
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	3,365,000	3,636,017
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	1,440,000	1,556,338

		$21,499,805
Oregon - 1.0%
Oregon Facilities Authority Rev. (Legacy Health), “A”, 5%, 6/01/2046	$9,000,000	$10,105,650
Oregon Health & Sciences University Rev., “B”, 5%, 7/01/2034	7,500,000	8,769,225
Port of Portland, OR, International Airport Rev., ”24B“, 5%, 7/01/2042	1,340,000	1,515,741
State of Oregon, Housing & Community Services Department Mortgage Rev. (Single-Family Mortgage Program), “D”, 4.75%, 1/01/2050 (u)	8,280,000	9,134,330
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2030	4,000,000	4,870,200

57

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2033	$1,750,000	$2,095,713

		$36,490,859
Pennsylvania - 6.6%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2037	$240,000	$261,554
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	13,590,000	13,936,001
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2023	105,000	112,464
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028	135,000	151,975
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033	135,000	149,746
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042	330,000	357,420
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2027	2,000,000	2,232,480
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	550,000	634,365
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	1,115,000	1,155,954
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	530,000	554,311
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2051	645,000	669,852
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	1,475,000	1,726,488
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	1,260,000	1,469,702
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	630,000	732,236
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2030	715,000	733,540
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	1,910,000	1,951,638
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	730,000	761,390
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,275,000	1,358,092
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	915,000	993,269

58

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	$1,440,000	$1,546,632
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2048	1,730,000	1,831,067
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	70,000	70,176
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 2.51% (LIBOR - 3mo. + 0.75%), 6/01/2037	7,315,000	6,620,002
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	365,000	398,460
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	470,000	504,587
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	485,000	510,535
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	265,000	277,415
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	9,610,000	10,619,242
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2036	12,095,000	6,381,080
Luzerne County, PA, “A”, AGM, 5%, 12/15/2019	510,000	519,705
Luzerne County, PA, “A”, AGM, 5%, 12/15/2021	755,000	815,377
Luzerne County, PA, “A”, AGM, 5%, 12/15/2023	675,000	761,474
Luzerne County, PA, “A”, AGM, 5%, 12/15/2024	690,000	790,844
Luzerne County, PA, “A”, AGM, 5%, 12/15/2026	630,000	740,048
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	5,835,000	6,741,117
Luzerne County, PA, “A”, AGM, 5%, 12/15/2029	1,570,000	1,840,071
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	940,000	1,057,321
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	1,095,000	1,096,851
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	1,015,000	1,027,657
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2031	1,140,000	1,274,634
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2037	1,780,000	1,952,998

59

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	$3,110,000	$3,185,604
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2.35%, 8/01/2045 (Put Date 5/01/2019)	6,800,000	6,800,612
Pennsylvania Economic Development Financing Authority, Solid Waste Refunding Rev. (Republic Services, Inc. Project), “A”, 2.4%, 4/01/2019	5,025,000	5,025,000
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), “A”, 5%, 3/01/2038	1,000,000	1,175,240
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), “A”, 5%, 3/01/2039	250,000	293,135
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	510,000	536,204
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	2,305,000	2,566,963
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 5%, 10/01/2044 (Prerefunded 10/01/2022)	3,915,000	4,354,654
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania), “A”, 5%, 2/15/2048	20,205,000	23,899,282
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033 (u)	7,640,000	8,287,796
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2033	4,215,000	4,899,980
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2034	250,000	289,688
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	415,000	438,539
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	315,000	324,598
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	2,090,000	2,148,708
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	1,700,000	1,746,869
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,530,000	1,575,150
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	1,180,000	1,223,011
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,425,000	2,501,679

60

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	$1,175,000	$1,211,789
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	150,000	164,828
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	355,000	388,466
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	1,040,000	1,190,301
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	10,810,000	12,178,870
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2037	2,080,000	2,298,629
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2058	8,300,000	8,938,436
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.25%, 12/01/2047	350,000	353,049
Philadelphia, PA, Authority for Industrial Development, Multifamily Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.5%, 12/01/2058	505,000	510,823
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	565,000	586,611
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	1,005,000	1,036,436
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	1,570,000	1,611,495
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	9,075,000	10,285,423
Philadelphia, PA, Gas Works Rev., “14”, AGM, 5%, 10/01/2033	2,910,000	3,380,169
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,900,000	2,062,583
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	310,000	360,542
Philadelphia, PA, School District, “A”, 5%, 9/01/2035	770,000	887,995
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	385,000	441,957
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	385,000	439,324
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	385,000	437,656

61

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, School District, “B”, 5%, 9/01/2043	$1,160,000	$1,303,156
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	1,020,000	1,147,612
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	255,000	286,187
Reading, PA, School District, “A”, 5%, 4/01/2020	1,000,000	1,028,770
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028	1,870,000	1,990,914
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2030	2,000,000	2,352,020
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2032	7,820,000	9,080,662
State Public School Building Authority, PA, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	22,255,000	25,698,516
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	140,000	140,666
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	80,000	82,336
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2030	445,000	476,466
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2035	435,000	459,547

		$241,404,716
Puerto Rico - 5.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5%, 7/01/2028	$3,235,000	$3,329,333
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	4,050,000	4,434,669
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NATL, 4.75%, 7/01/2038	3,675,000	3,656,662
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.5%, 7/01/2029	850,000	972,094
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2032	625,000	701,700
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2033	1,630,000	1,826,594
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2036	2,720,000	3,023,906
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	5,005,000	5,125,971
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	365,000	366,497

62

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	$17,370,000	$18,758,037
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, ASSD GTY, 5.25%, 7/01/2041	4,475,000	4,900,035
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	8,390,000	8,919,996
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”M“, ASSD GTY, 5%, 7/01/2032	660,000	670,943
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2030	5,350,000	5,860,871
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	1,800,000	1,970,370
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, ASSD GTY, 5.25%, 7/01/2036	5,510,000	6,125,247
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	1,515,000	1,624,186
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	3,330,000	3,564,898
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”Y“, AGM, 6.25%, 7/01/2021	6,740,000	7,012,296
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, ”N“, AAC, 0%, 7/01/2019	890,000	881,768
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, ”N“, AAC, 0%, 7/01/2020	880,000	833,712
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, ”A“, NATL, 5%, 7/01/2038	570,000	570,804
Commonwealth of Puerto Rico, ”A“, NATL, 5.5%, 7/01/2021	570,000	592,897
Commonwealth of Puerto Rico, Infrastructure Financing Authority, Capital Appreciation, ”A“, AAC, 0%, 7/01/2034	15,570,000	6,777,621
Commonwealth of Puerto Rico, Infrastructure Financing Authority, Capital Appreciation, ”A“, AAC, 0%, 7/01/2035	2,360,000	961,983
Commonwealth of Puerto Rico, Public Improvement, AAC, 4.5%, 7/01/2023	360,000	360,194
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	10,035,000	10,594,050
Commonwealth of Puerto Rico, Public Improvement, ”A“, ASSD GTY, 5.5%, 7/01/2029	3,390,000	3,856,159
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2020	2,890,000	2,962,626
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5.25%, 7/01/2030	785,000	805,889
Commonwealth of Puerto Rico, Public Improvement, ”C-7“, NATL, 6%, 7/01/2027	2,560,000	2,615,066

63

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2020	$510,000	$511,209
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	7,120,000	7,123,702
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.625%, 7/01/2023	445,000	445,111
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.65%, 7/01/2024	1,915,000	1,915,364
Puerto Rico Electric Power Authority Rev., ”MM“, NATL, 5%, 7/01/2020	50,000	50,954
Puerto Rico Electric Power Authority Rev., ”NN“, NATL, 5.25%, 7/01/2022	1,505,000	1,575,208
Puerto Rico Electric Power Authority Rev., ”NN“, NATL, 4.75%, 7/01/2033	225,000	225,016
Puerto Rico Electric Power Authority Rev., ”PP“, NATL, 5%, 7/01/2022	905,000	911,154
Puerto Rico Electric Power Authority Rev., ”PP“, NATL, 5%, 7/01/2024	160,000	160,963
Puerto Rico Electric Power Authority Rev., ”PP“, NATL, 5%, 7/01/2025	210,000	211,184
Puerto Rico Electric Power Authority Rev., ”RR“, ASSD GTY, 5%, 7/01/2028	110,000	113,208
Puerto Rico Electric Power Authority Rev., ”RR“, NATL, 5%, 7/01/2022	555,000	558,774
Puerto Rico Electric Power Authority Rev., ”SS“, ASSD GTY, 4.375%, 7/01/2030	230,000	230,271
Puerto Rico Electric Power Authority Rev., ”SS“, NATL, 5%, 7/01/2019	4,730,000	4,751,380
Puerto Rico Electric Power Authority Rev., ”SS“, NATL, 5%, 7/01/2020	560,000	564,239
Puerto Rico Electric Power Authority Rev., ”TT“, NATL, 5%, 7/01/2024	970,000	975,839
Puerto Rico Electric Power Authority Rev., ”TT“, NATL, 5%, 7/01/2026	35,000	35,184
Puerto Rico Electric Power Authority Rev., ”UU“, AGM, 5%, 7/01/2022	360,000	367,783
Puerto Rico Electric Power Authority Rev., ”UU“, ASSD GTY, 4.25%, 7/01/2027	1,385,000	1,386,510
Puerto Rico Electric Power Authority Rev., ”UU“, NATL, 5%, 7/01/2019	730,000	732,986
Puerto Rico Electric Power Authority Rev., ”V“, AGM, 5.25%, 7/01/2027	245,000	273,128
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2025	280,000	299,617

64

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2026	$840,000	$902,647
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2029	2,295,000	2,473,941
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2030	3,025,000	3,256,473
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	1,420,000	1,522,339
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	2,805,000	2,807,356
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	150,000	149,183
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	30,000	29,955
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	520,000	528,159
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	365,000	364,383
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	600,000	608,556
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	155,000	154,665
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,205,000	2,217,238
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	690,000	688,441

65

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	$735,000	$733,662
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	790,000	770,353
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	545,000	541,850
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2023	3,810,000	4,094,874
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	7,335,000	7,968,744
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2025	705,000	773,011
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	5,015,000	5,568,154
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2028	755,000	841,742
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, ”A“, AAC, 0%, 7/01/2029	4,130,000	2,477,339
Puerto Rico Municipal Finance Agency, ”A“, AGM, 5%, 8/01/2027	190,000	195,708
Puerto Rico Public Buildings Authority Government Facilities Rev., ”I“, ASSD GTY, 5%, 7/01/2036	425,000	432,569
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NATL, 6%, 7/01/2023	1,100,000	1,193,896
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NATL, 6%, 7/01/2027	1,600,000	1,627,904
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NATL, 6%, 7/01/2028	345,000	350,144
Puerto Rico Public Buildings Authority Government Facilities Rev., ”N“, ASSD GTY, 5%, 7/01/2032	400,000	409,668
Puerto Rico Public Buildings Authority Rev., ”M-2“, AAC, 10%, 7/01/2035	4,660,000	4,907,166
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.5%, 7/01/2034	310,000	313,419
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	157,000	154,491
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.75%, 7/01/2053	1,155,000	1,095,136

66

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	$5,260,000	$5,197,143
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), ”2019A-2“, 4.55%, 7/01/2040	1,597,000	1,409,368
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), ”2019A-2“, 4.75%, 7/01/2053	47,000	40,303
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., (taxable), ”2019A-2“, 5%, 7/01/2058	641,000	560,881
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	177,000	148,615
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	1,554,000	1,158,725
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	293,000	194,280
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	14,021,000	8,294,543
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	12,521,000	6,644,644
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	4,037,000	868,359
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2051	3,288,000	520,227
Puerto Rico Sales Tax Financing Corp., Sales Tax Prerefunded Rev., ”A“, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	45,000	45,581
University of Puerto Rico Rev., ”P“, NATL, 5%, 6/01/2025	350,000	351,974

		$213,663,667
Rhode Island - 0.6%
Providence, RI, “A”, 5%, 1/15/2025	$1,345,000	$1,471,376
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 5/15/2039 (Prerefunded 5/15/2019)	7,645,000	7,694,310
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3%, 12/01/2021	4,890,000	4,970,685
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	1,120,000	1,207,125
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.25%, 12/01/2022	1,500,000	1,529,085
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	700,000	772,324
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.375%, 12/01/2023	175,000	177,359
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	2,420,000	2,510,726

67

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Rhode Island - continued
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	$2,945,000	$3,043,069

		$23,376,059
South Carolina - 1.7%
Chesterfield County, SC, School District, 5%, 3/01/2025	$2,250,000	$2,456,707
Lexington County, SC, Health Services District, Inc., Hospital Refunding Rev., 5%, 11/01/2028	650,000	771,557
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	3,880,000	4,342,341
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	4,150,000	4,472,081
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	5,750,000	6,050,322
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	8,000,000	8,909,760
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), “A”, 5%, 5/01/2048	6,685,000	7,568,222
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	1,580,000	1,644,417
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	1,210,000	1,251,080
South Carolina Port Authority Rev., 5.25%, 7/01/2050	3,075,000	3,425,304
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/2043	2,745,000	2,979,094
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/2043	6,550,000	7,108,584
South Carolina Public Service Authority Rev., “C”, 5%, 12/01/2036	2,920,000	3,078,819
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2048	4,620,000	5,159,246
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2034	1,250,000	1,486,325
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	1,415,000	1,677,624
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2036	1,045,000	1,234,908

		$63,616,391
South Dakota - 0.4%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2024	$1,000,000	$1,111,900

68

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Dakota - continued
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2025	$1,000,000	$1,109,200
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2026	1,400,000	1,548,218
South Dakota Housing Development Authority, Homeownership Mortgage, “B”, 4.5%, 11/01/2048 (u)	10,000,000	10,939,200

		$14,708,518
Tennessee - 1.9%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	$10,310,000	$11,070,775
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	3,000,000	3,129,540
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2042	7,000,000	7,878,080
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2030	790,000	892,597
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2036	1,980,000	2,188,930
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2029 (Prerefunded 5/15/2021)	4,765,000	5,112,607
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2030 (Prerefunded 5/15/2021)	2,500,000	2,682,375
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2035	2,685,000	3,048,871
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	1,450,000	1,624,188
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,500,000	1,518,510
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	1,665,000	1,820,061
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	2,385,000	2,658,393
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	2,215,000	2,505,099
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	2,805,000	3,271,584
Tennessee Housing Development Agency, Residential Financing Program Rev., “1”, 3.75%, 7/01/2039	1,500,000	1,555,860
Tennessee Housing Development Agency, Residential Financing Program Rev., “1”, 4%, 1/01/2043	2,805,000	2,985,277

69

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Tennessee Housing Development Agency, Residential Financing Program Rev., “2-C”, 4%, 1/01/2045	$1,370,000	$1,430,568
Tennessee Housing Development Agency, Residential Financing Program Rev., “3”, 4.25%, 7/01/2049	3,030,000	3,271,733
Tennessee Housing Development Agency, Residential Financing Program Rev., “4”, 4.5%, 7/01/2049 (u)	9,170,000	10,023,910

		$68,668,958
Texas - 5.4%
Arlington, TX (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2037	$1,200,000	$1,417,980
Arlington, TX (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2038	980,000	1,153,587
Arlington, TX (Tarrant County), Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2043	5,100,000	5,932,779
Austin, TX, (Travis, Williamson and Hays Counties) Airport System Rev., “B”, 5%, 11/15/2041	1,070,000	1,201,738
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	715,000	824,917
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,055,000	1,210,053
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	200,000	219,624
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	490,000	559,399
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	315,000	353,159
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	460,000	512,054
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/2027	3,000,000	3,336,390
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), “A”, Texas PSF, 5%, 8/15/2039	3,190,000	3,655,676
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040 (Prerefunded 12/01/2020)	2,355,000	2,528,422
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045 (Prerefunded 12/01/2020)	1,425,000	1,532,844
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	1,875,000	2,006,737
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039 (Prerefunded 10/01/2020)	1,750,000	1,839,810
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039	8,250,000	8,628,840
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	415,000	447,528

70

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
El Paso, TX, Water & Sewer Rev., 5%, 3/01/2028	$455,000	$496,118
Fort Worth, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 5%, 2/15/2039	3,685,000	4,137,960
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/2036 (a)(d)	116,013	1
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 11/15/2035 (Prerefunded 11/15/2019)	1,560,000	1,596,488
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	225,000	251,915
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	545,000	608,460
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	900,000	362,700
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	2,250,000	705,330
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	855,000	875,067
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	2,465,000	2,667,352
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	2,135,000	2,358,428
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	725,000	799,784
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	3,215,000	3,313,379
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/2031	2,310,000	2,501,822
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	90,000	90,207
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2044	1,565,000	1,721,062
Katy, TX, Independent School District Rev. (Fort Bend, Harris, & Waller Counties), “D”, Texas PSF, 5%, 2/15/2032	1,000,000	1,190,460
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	1,470,000	1,495,093
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	4,230,000	4,323,187
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/2029	2,520,000	2,596,558

71

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 2.35%, 1/01/2026 (Put Date 5/01/2019)	$2,570,000	$2,570,231
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2038	490,000	553,416
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2048	1,595,000	1,782,460
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,780,000	1,957,306
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “B-1”, 3.25%, 11/15/2022	155,000	153,377
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 4.25%, 7/01/2037	555,000	569,302
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 4.5%, 7/01/2042	555,000	574,564
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 5%, 7/01/2047	555,000	592,762
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (4-K Housing, Inc. - Stoney Brook Project), “A-1”, 4.75%, 7/01/2052	835,000	873,719
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	190,000	217,073
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	955,000	994,566
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “”A-1”, 5%, 7/01/2046	6,220,000	6,876,583
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2051	1,910,000	2,103,292

72

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4%, 7/01/2031	$310,000	$319,985
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.25%, 7/01/2036	470,000	487,164
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 5%, 7/01/2046	1,250,000	1,337,075
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.75%, 7/01/2051	1,090,000	1,145,045
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030	355,000	386,787
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035	355,000	380,209
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047	895,000	941,817
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	1,585,000	1,716,983
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2033	35,000	35,966
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2038	90,000	91,752
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2048	175,000	177,459
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2032	110,000	113,236
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2037	125,000	127,621
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2042	150,000	152,427
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5.25%, 6/15/2048	300,000	306,441
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	4,380,000	4,852,690
San Antonio, TX, Electric & Gas Systems Rev., 5%, 2/01/2031	6,000,000	7,049,760
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,795,000	2,986,066

73

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Spring Independent School District, TX, Unlimited Tax School Building, Texas PSF, 5%, 8/15/2042	$10,000,000	$11,580,700
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.125%, 11/15/2029 (Prerefunded 11/15/2019)	395,000	405,989
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.375%, 11/15/2044 (Prerefunded 11/15/2019)	3,100,000	3,191,016
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,160,000	1,129,040
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	1,385,000	1,357,369
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	1,505,000	1,483,403
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Senior Living - Ventana Project), “B-3”, 3.875%, 11/15/2022	360,000	360,086
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/2030	3,200,000	3,210,560
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8.25%, 11/15/2044	8,245,000	7,420,500
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	785,000	834,455
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, 4.75%, 1/01/2049 (u)	5,000,000	5,548,800
Texas Department of Housing & Community Affairs Single Family Mortgage Rev., “A”, 4.75%, 3/01/2049 (u)	4,065,000	4,470,687
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,495,000	1,755,309
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,195,000	1,385,364
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5%, 5/01/2028	1,000,000	1,170,810
Texas State University, Financing System Rev., “A”, 5%, 3/15/2032	5,000,000	5,924,000

74

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Transportation Commission, State Highway 249 System Rev., “A”, 5%, 8/01/2057	$4,100,000	$4,582,283
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2037	455,000	210,506
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2038	335,000	146,311
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2039	375,000	154,875
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2040	375,000	146,153
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2041	745,000	274,324
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2042	1,025,000	356,680
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2043	840,000	276,973
Texas Water Development Board State Water Implementation Rev., “B”, 4%, 10/15/2043	16,375,000	17,691,059
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	590,000	638,840
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	2,575,000	2,793,154
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance (Westminster Manor Health), 7%, 11/01/2030	75,000	78,335
University of Texas, System Rev., “J”, 5%, 8/15/2028	5,000,000	6,053,300

		$196,510,923
Utah - 0.4%
Salt Lake City, UT, Salt Lake City International Airport Rev., “A”, 5%, 7/01/2043	$6,390,000	$7,369,204
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy Project), 6%, 4/15/2045	795,000	809,262
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 5%, 4/15/2030	150,000	151,429
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2037	1,000,000	1,125,820
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2042	3,495,000	3,900,560

		$13,356,275

75

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$315,000	$331,957
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	2,020,000	2,114,536
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028)	1,035,000	1,056,787
Vermont Housing Finance Agency, Multi-Purpose Rev., “C”, 4%, 11/01/2043	595,000	619,466
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.625%, 6/15/2029	575,000	591,175
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.75%, 6/15/2030	635,000	654,444
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2033	595,000	613,433
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2034	635,000	654,380
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4.375%, 6/15/2046	765,000	778,150

		$7,414,328
Virginia - 0.7%
Commonwealth of Virginia, University Health System General Rev., “A”, 4%, 7/01/2040	$13,150,000	$13,776,992
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	2,120,000	2,278,979
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, AGM, 7.161%, 8/23/2027 (p)	3,650,000	4,839,170
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/2035 (Prerefunded 7/15/2020)	845,000	891,897
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023	110,000	112,545
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028	145,000	152,956
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037	270,000	287,137
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045	980,000	999,228
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045	230,000	242,588
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2030	800,000	866,232
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	715,000	765,150
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	625,000	724,162

76

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038)	$185,000	$191,346
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	529,029	53

		$26,128,435
Washington - 1.7%
Central Puget Sound, WA, Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax Rev., “S-1”, 5%, 11/01/2041	$13,000,000	$15,078,570
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	1,885,000	2,044,245
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	2,410,000	2,566,361
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	4,630,000	4,842,563
Seattle, WA, Port Rev., “B”, 5%, 8/01/2024	3,000,000	3,288,450
State of Washington FYI Properties Lease Rev. (DIS Project), 5.5%, 6/01/2034	2,255,000	2,269,635
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	1,450,000	1,468,212
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	3,690,000	3,738,265
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,875,000	2,087,887
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,710,000	1,888,610
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034 (Prerefunded 10/01/2019)	2,165,000	2,210,552
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/2037	12,000,000	13,448,400
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/2039	7,985,000	8,928,747

		$63,860,497
West Virginia - 0.8%
Harrison County, WV, Community Solid Waste Disposal Rev., 3%, 10/15/2037 (Put Date 10/15/2021)	$10,000,000	$9,997,500
Monongalia County, WV, Board of Education, 5%, 5/01/2029	1,445,000	1,575,426
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	395,000	437,506
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), “A”, 4.5%, 6/01/2027	160,000	160,506

77

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - continued
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), “A”, 5.5%, 6/01/2037	$375,000	$389,707
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	2,110,000	1,589,990
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 4%, 6/01/2051	10,000,000	10,184,500
West Virginia Housing Development Fund, “A”, FHA, 3.45%, 11/01/2033	640,000	659,731
West Virginia Housing Development Fund, “A”, FHA, 3.75%, 11/01/2038	605,000	621,813
West Virginia Housing Development Fund, “A”, FHA, 3.9%, 11/01/2048	375,000	384,124
West Virginia School Building Authority, “A”, 3%, 7/01/2033	1,540,000	1,552,274
West Virginia Water Development Authority Rev. (Loan Program II), “A-II”, 5%, 11/01/2033	675,000	780,921

		$28,333,998
Wisconsin - 2.3%
Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2044	$375,000	$420,705
Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2054	485,000	535,120
Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2058	560,000	611,822
Public Finance Authority Student Housing Rev. (CHF-Wilmington, LLC - University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2048	6,000,000	6,697,440
Public Finance Authority Student Housing Rev. (CHF-Wilmington, LLC - University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2053	3,570,000	3,944,814
Public Finance Authority Student Housing Rev. (CHF-Wilmington, LLC - University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2058	5,000,000	5,470,850
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2026 (Prerefunded 7/15/2021)	2,215,000	2,386,463
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2028 (Prerefunded 7/15/2021)	665,000	716,478

78

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	$2,465,000	$2,721,607
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	430,000	440,892
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	1,390,000	1,427,544
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 5%, 9/15/2040	465,000	483,591
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 5%, 9/15/2045	630,000	652,592
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 5%, 9/15/2050	2,560,000	2,646,528
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., “D”, 4%, 3/01/2047 (u)	6,180,000	6,600,055
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	200,000	222,638
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	615,000	674,993
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	420,000	457,254
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	120,000	126,529
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	120,000	126,469
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	320,000	336,272
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 4%, 9/01/2020	55,000	55,877
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025	100,000	109,148
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030	165,000	174,933
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038	220,000	228,545
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	655,000	710,210
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	605,000	655,130
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027	7,060,000	7,747,997

79

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	$3,170,000	$3,698,471
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	620,000	701,567
Wisconsin Public Finance Authority Rev. (Denver International Airport Great Hall Project), 5%, 9/30/2037	3,605,000	4,063,916
Wisconsin Public Finance Authority Rev. (Denver International Airport Great Hall Project), 5%, 9/30/2049	4,095,000	4,534,598
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037	995,000	1,059,864
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042	960,000	1,015,834
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047	2,320,000	2,446,811
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052	200,000	209,820
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-2”, 3.5%, 11/15/2023	1,305,000	1,305,457
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-3”, 3%, 11/15/2022	1,145,000	1,145,218
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029	490,000	513,956
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034	455,000	480,812
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044	375,000	400,133
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049	740,000	796,810
Wisconsin Public Finance Authority Solid Waste Disposal Refunding Rev. (Waste Management, Inc. Project), “A-2”, 2.35%, 10/01/2025 (Put Date 5/01/2019)	10,200,000	10,200,918
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	890,000	934,740
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	1,260,000	1,366,571

80

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	$1,600,000	$1,694,512
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	1,630,000	1,723,692

		$85,676,196
Total Municipal Bonds (Identified Cost, $3,432,295,327)		$3,574,687,582

Trust Units - 0.7%
Puerto Rico - 0.7%
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (taxable), 8/01/2040	506,204	$415,720
COFINA Series 2007A Senior Bonds Due 2040 National Custodial Trust (tax-exempt), 8/01/2040	1,537,076	1,344,942
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (taxable), 8/01/2041	327,688	269,114
COFINA Series 2007A Senior Bonds Due 2041 National Custodial Trust (tax-exempt), 8/01/2041	1,012,294	885,757
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (taxable), 8/01/2042	1,038,547	852,907
COFINA Series 2007A Senior Bonds Due 2042 National Custodial Trust (tax-exempt), 8/01/2042	4,618,310	4,041,021
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (taxable), 8/01/2043	399,675	328,233
COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (tax-exempt), 8/01/2043	2,678,212	2,343,436
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (taxable), 8/01/2044	1,490,941	1,224,435
COFINA Series 2007A Senior Bonds Due 2044 National Custodial Trust (tax-exempt), 8/01/2044	8,920,980	7,805,857
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/01/2045	107,798	88,529
COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (tax-exempt), 8/01/2045	327,364	286,444
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/01/2046	1,579,081	1,296,820
COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (tax-exempt), 8/01/2046	6,259,219	5,476,817
Total Trust Units (Identified Cost, $29,078,611)		$26,660,032

81

Portfolio of Investments – continued

Investment Companies (h) - 3.0%

Issuer	Shares/Par	Value ($)
Money Market Funds - 3.0%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $108,650,418)	108,660,481	$108,660,481

Other Assets, Less Liabilities - (1.2)%		(45,274,792)
Net Assets - 100.0%		$3,664,733,303

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $108,660,481 and $3,601,347,614, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,187,446, representing 0.2% of net assets.

(p)	Primary market inverse floater.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RIBS	Residual Interest Bonds
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

82

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,461,373,938)	$3,601,347,614
Investments in affiliated issuers, at value (identified cost, $108,650,418)	108,660,481
Cash	192,502
Receivables for
Investments sold	6,456,114
Fund shares sold	11,473,973
Interest	43,643,925
Other assets	10,404
Total assets	$3,771,785,013

Liabilities
Payables for
Distributions	$1,519,069
Investments purchased	17,980,058
Fund shares reacquired	6,644,374
Interest expense and fees	310,683
Payable to the holders of the floating rate certificates	79,023,998
Payable to affiliates
Investment adviser	95,607
Shareholder servicing costs	1,196,067
Distribution and service fees	59,462
Payable for independent Trustees’ compensation	7,155
Accrued expenses and other liabilities	215,237
Total liabilities	$107,051,710
Net assets	$3,664,733,303

Net assets consist of
Paid-in capital	$3,521,288,843
Total distributable earnings (loss)	143,444,460
Net assets	$3,664,733,303
Shares of beneficial interest outstanding	417,933,324

83

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,683,822,453	191,980,211	$8.77
Class B	12,578,881	1,432,104	8.78
Class C	151,635,872	17,229,497	8.80
Class I	870,854,617	99,381,599	8.76
Class R6	491,400,481	56,123,725	8.76
Class A1	454,349,880	51,775,815	8.78
Class B1	91,119	10,373	8.78

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1, for which the maximum offering prices per share were $9.16 [100 / 95.75 x $8.77] and $9.17 [100 / 95.75 x $8.78], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

84

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$149,867,775
Dividends from affiliated issuers	1,475,012
Other	471
Total investment income	$151,343,258
Expenses
Management fee	$12,575,809
Distribution and service fees	5,543,191
Shareholder servicing costs	2,391,730
Administrative services fee	480,919
Independent Trustees’ compensation	41,642
Custodian fee	273,435
Shareholder communications	102,649
Audit and tax fees	62,113
Legal fees	29,430
Interest expense and fees	844,461
Miscellaneous	407,318
Total expenses	$22,752,697
Fees paid indirectly	(1,212)
Reduction of expenses by investment adviser and distributor	(564,485)
Net expenses	$22,187,000
Net investment income (loss)	$129,156,258

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(3,632,369)
Affiliated issuers	10,987
Net realized gain (loss)	$(3,621,382)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$50,493,573
Affiliated issuers	10,063
Net unrealized gain (loss)	$50,503,636
Net realized and unrealized gain (loss)	$46,882,254
Change in net assets from operations	$176,038,512

See Notes to Financial Statements

85

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	3/31/19	3/31/18
Change in net assets

From operations
Net investment income (loss)	$129,156,258	$112,004,460
Net realized gain (loss)	(3,621,382)	2,602,069
Net unrealized gain (loss)	50,503,636	(13,925,123)
Change in net assets from operations	$176,038,512	$100,681,406
Total distributions to shareholders (a)	$(117,871,239)	$(109,502,996)
Change in net assets from fund share transactions	$345,422,427	$348,080,724
Total change in net assets	$403,589,700	$339,259,134

Net assets
At beginning of period	3,261,143,603	2,921,884,469
At end of period (b)	$3,664,733,303	$3,261,143,603

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended March 31, 2018, distributions from net investment income were $109,502,996.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended March 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $10,834.

See Notes to Financial Statements

86

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$8.63	$8.64	$8.89		$8.85	$8.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.32	(c)	$0.34	$0.32
Net realized and unrealized gain (loss)	0.11	(0.02)	(0.27)		0.01	0.35
Total from investment operations	$0.43	$0.29	$0.05		$0.35	$0.67

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.30)		$(0.31)	$(0.30)
Net asset value, end of period (x)	$8.77	$8.63	$8.64		$8.89	$8.85
Total return (%) (r)(s)(t)(x)	5.14	3.35	0.59	(c)	4.10	8.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.77	0.78	(c)	0.79	0.80
Expenses after expense reductions (f)	0.75	0.73	0.73	(c)	0.74	0.74
Net investment income (loss)	3.74	3.49	3.67	(c)	3.88	3.71
Portfolio turnover	19	21	20		22	17
Net assets at end of period (000 omitted)	$1,683,822	$1,418,893	$1,234,571		$870,656	$781,630

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.73	0.72	0.72	(c)	0.73	0.73

See Notes to Financial Statements

87

Financial Highlights – continued

Class B	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$8.65	$8.66	$8.90		$8.86	$8.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.24	$0.26	(c)	$0.27	$0.26
Net realized and unrealized gain (loss)	0.10	(0.02)	(0.26)		0.02	0.35
Total from investment operations	$0.36	$0.22	$0.00	(w)	$0.29	$0.61

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.24)		$(0.25)	$(0.24)
Net asset value, end of period (x)	$8.78	$8.65	$8.66		$8.90	$8.86
Total return (%) (r)(s)(t)(x)	4.23	2.58	(0.04	)(c)	3.32	7.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.53	(c)	1.54	1.55
Expenses after expense reductions (f)	1.50	1.48	1.49	(c)	1.49	1.49
Net investment income (loss)	2.99	2.75	2.94	(c)	3.12	2.95
Portfolio turnover	19	21	20		22	17
Net assets at end of period (000 omitted)	$12,579	$18,135	$23,866		$27,926	$28,032

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.48	1.47	(c)	1.48	1.48

See Notes to Financial Statements

88

Financial Highlights – continued

Class C	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$8.66	$8.67	$8.92		$8.88	$8.51

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.24	$0.26	(c)	$0.27	$0.26
Net realized and unrealized gain (loss)	0.11	(0.02)	(0.27)		0.02	0.35
Total from investment operations	$0.37	$0.22	$(0.01)		$0.29	$0.61

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.24)		$(0.25)	$(0.24)
Net asset value, end of period (x)	$8.80	$8.66	$8.67		$8.92	$8.88
Total return (%) (r)(s)(t)(x)	4.35	2.58	(0.16	)(c)	3.31	7.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.53	(c)	1.54	1.55
Expenses after expense reductions (f)	1.50	1.49	1.49	(c)	1.49	1.49
Net investment income (loss)	2.99	2.74	2.92	(c)	3.11	2.94
Portfolio turnover	19	21	20		22	17
Net assets at end of period (000 omitted)	$151,636	$181,793	$184,018		$180,722	$166,885

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.48	1.47	(c)	1.48	1.48

See Notes to Financial Statements

89

Financial Highlights – continued

Class I	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$8.63	$8.63	$8.88		$8.84	$8.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.33	$0.34	(c)	$0.36	$0.35
Net realized and unrealized gain (loss)	0.10	(0.01)	(0.26)		0.02	0.34
Total from investment operations	$0.44	$0.32	$0.08		$0.38	$0.69

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.33)		$(0.34)	$(0.32)
Net asset value, end of period (x)	$8.76	$8.63	$8.63		$8.88	$8.84
Total return (%) (r)(s)(t)(x)	5.27	3.73	0.84	(c)	4.36	8.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.54	(c)	0.55	0.55
Expenses after expense reductions (f)	0.51	0.49	0.49	(c)	0.49	0.49
Net investment income (loss)	3.99	3.74	3.92	(c)	4.12	3.95
Portfolio turnover	19	21	20		22	17
Net assets at end of period (000 omitted)	$870,855	$672,870	$974,392		$474,159	$682,371

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.47	(c)	0.48	0.48

See Notes to Financial Statements

90

Financial Highlights – continued

Class R6	Year ended
	3/31/19	3/31/18 (i)
Net asset value, beginning of period	$8.62	$8.77

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.22
Net realized and unrealized gain (loss)	0.11	(0.15)
Total from investment operations	$0.46	$0.07

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.22)
Net asset value, end of period (x)	$8.76	$8.62
Total return (%) (r)(s)(t)(x)	5.48	0.75	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.42	(a)
Expenses after expense reductions (f)	0.43	0.41	(a)
Net investment income (loss)	4.06	3.77	(a)
Portfolio turnover	19	21
Net assets at end of period (000 omitted)	$491,400	$492,474

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.41	0.40	(a)

See Notes to Financial Statements

91

Financial Highlights – continued

Class A1	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$8.64	$8.65	$8.90		$8.85	$8.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.33	$0.35	(c)	$0.36	$0.35
Net realized and unrealized gain (loss)	0.12	(0.02)	(0.27)		0.03	0.33
Total from investment operations	$0.46	$0.31	$0.08		$0.39	$0.68

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.33)		$(0.34)	$(0.32)
Net asset value, end of period (x)	$8.78	$8.64	$8.65		$8.90	$8.85
Total return (%) (r)(s)(t)(x)	5.40	3.61	0.85	(c)	4.48	8.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.54	(c)	0.54	0.55
Expenses after expense reductions (f)	0.51	0.49	0.49	(c)	0.49	0.50
Net investment income (loss)	3.99	3.75	3.94	(c)	4.13	3.96
Portfolio turnover	19	21	20		22	17
Net assets at end of period (000 omitted)	$454,350	$476,864	$504,886		$551,970	$577,992

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.48	(c)	0.48	0.48

See Notes to Financial Statements

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Financial Highlights – continued

Class B1	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$8.65	$8.66	$8.90		$8.86	$8.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.26	$0.28	(c)	$0.29	$0.28
Net realized and unrealized gain (loss)	0.10	(0.02)	(0.26)		0.02	0.35
Total from investment operations	$0.38	$0.24	$0.02		$0.31	$0.63

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.26)		$(0.27)	$(0.26)
Net asset value, end of period (x)	$8.78	$8.65	$8.66		$8.90	$8.86
Total return (%) (r)(s)(t)(x)	4.49	2.83	0.19	(c)	3.55	7.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.53	(c)	1.54	1.55
Expenses after expense reductions (f)	1.25	1.24	1.26	(c)	1.27	1.26
Net investment income (loss)	3.24	2.99	3.17	(c)	3.34	3.19
Portfolio turnover	19	21	20		22	17
Net assets at end of period (000 omitted)	$91	$114	$152		$257	$370

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.23	1.23	1.25	(c)	1.25	1.25

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

93

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after

94

Notes to Financial Statements – continued

December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

95

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$3,601,347,614	$—	$3,601,347,614
Mutual Funds	108,660,481	—	—	108,660,481
Total	$108,660,481	$3,601,347,614	$—	$3,710,008,095

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the fund’s payable to the holders of the floating rate

96

Notes to Financial Statements – continued

certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2019, the fund’s payable to the holders of the floating rate certificates from trust assets was $79,023,998 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 1.56%. For the year ended March 31, 2019, the average payable to the holders of the settled floating rate certificates from trust assets was $41,853,138 at a weighted average interest rate of 1.62%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2019, interest expense and fees related to self-deposited inverse floaters amounted to $820,242 and are included in “Interest expense and fees” in the Statement of Operations. Primary market inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of

97

Notes to Financial Statements – continued

reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 3/31/19	Year ended 3/31/18
Ordinary income (including any short-term capital gains)	$1,371,427	$1,550,000
Tax-exempt income	116,499,812	107,952,996

Total distributions	$117,871,239	$109,502,996

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Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/19

Cost of investments	$3,464,316,127
Gross appreciation	174,502,764

Gross depreciation	(7,834,794)
Net unrealized appreciation (depreciation)	$166,667,970

Undistributed tax-exempt income	12,430,367
Capital loss carryforwards	(25,194,961)
Other temporary differences	(10,458,916)

As of March 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(23,790,126)
Long-Term	(1,404,835)
Total	$(25,194,961)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and B1 shares will convert to Class A and A1 shares, respectively, approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 3/31/19	Year ended 3/31/18 (i)
Class A	$51,826,775	$45,341,921
Class B	391,018	577,594
Class C	4,231,250	4,953,451
Class I	27,023,739	37,756,178
Class R6	17,557,730	2,715,204
Class A1	16,837,720	18,154,709
Class B1	3,007	3,939
Total	$117,871,239	$109,502,996

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

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Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period April 1, 2018 through July 31, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.3 billion	0.40%
In excess of $1.3 billion and up to $2 billion	0.37%
In excess of $2 billion	0.35%

Effective August 1, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.3 billion	0.40%
In excess of $1.3 billion and up to $2 billion	0.37%
In excess of $2 billion and up to $5 billion	0.35%
In excess of $5 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended March 31, 2019, this management fee reduction amounted to $331,178, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2019 was equivalent to an annual effective rate of 0.36% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6	Class A1	Class B1
0.73%	1.48%	1.48%	0.48%	0.42%	0.48%	1.23%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2019. For the year ended March 31, 2019, this reduction amounted to $204,385, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $106,229 and $3,700 for the year ended March 31, 2019, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

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Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,806,130
Class B	0.75%	0.25%	1.00%	1.00%	146,550
Class C	0.75%	0.25%	1.00%	1.00%	1,589,479
Class B1	0.75%	0.25%	1.00%	0.75%	1,032
Total Distribution and Service Fees					$5,543,191

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2019 based on each class’s average daily net assets. MFD has agreed in writing to reduce the Class B1 service fee rate to 0.00% for all Class B1 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2019. For the year ended March 31, 2019, this reduction amounted to $258 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2019, this rebate amounted to $28,217 and $447 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A and Class A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2019, were as follows:

Amount
Class A	$166,356
Class B	18,496
Class C	20,557
Class A1	—
Class B1	311

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2019, the fee was $186,777, which equated to 0.0055% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs

101

Notes to Financial Statements – continued

which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,204,953.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2019 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $4,950 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended March 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $7,144 at March 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2019, the fee paid by the fund under this agreement was $5,866 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On July 31, 2017, MFS purchased 5,702 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class.

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Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended March 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $950,220,429 and $635,940,429, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount
Shares sold
Class A	72,952,086	$625,333,183	45,049,533	$393,786,668
Class B	90,261	779,719	94,197	827,680
Class C	2,776,118	23,970,837	3,286,186	28,882,611
Class I	53,211,721	457,377,580	49,253,278	430,449,961
Class R6	14,470,115	124,344,568	58,148,446	501,209,636
Class A1	298,465	2,571,077	378,134	3,311,653
Class B1	1,179	10,148	982	8,606
	143,799,945	$1,234,387,112	156,210,756	$1,358,476,815

Shares issued to shareholders in reinvestment of distributions
Class A	5,758,280	$49,607,765	4,958,239	$43,321,188
Class B	42,683	368,312	61,940	542,274
Class C	431,364	3,729,001	503,852	4,418,367
Class I	1,886,689	16,244,006	3,068,844	26,811,257
Class R6	2,034,420	17,502,415	314,258	2,706,197
Class A1	1,656,680	14,284,314	1,741,211	15,224,426
Class B1	348	3,007	438	3,835
	11,810,464	$101,738,820	10,648,782	$93,027,544

Shares reacquired
Class A	(51,073,148)	$(437,921,258)	(28,476,849)	$(248,633,305)
Class B	(798,364)	(6,877,489)	(815,616)	(7,143,542)
Class C	(6,962,684)	(60,104,128)	(4,019,812)	(35,264,495)
Class I	(33,723,298)	(288,787,286)	(87,175,081)	(754,696,815)
Class R6	(17,522,238)	(150,618,600)	(1,321,276)	(11,373,210)
Class A1	(5,385,118)	(46,357,354)	(5,288,704)	(46,261,651)
Class B1	(4,331)	(37,390)	(5,769)	(50,617)
	(115,469,181)	$(990,703,505)	(127,103,107)	$(1,103,423,635)

103

Notes to Financial Statements – continued

	Year ended 3/31/19		Year ended 3/31/18 (i)

	Shares	Amount	Shares	Amount
Net change
Class A	27,637,218	$237,019,690	21,530,923	$188,474,551
Class B	(665,420)	(5,729,458)	(659,479)	(5,773,588)
Class C	(3,755,202)	(32,404,290)	(229,774)	(1,963,517)
Class I	21,375,112	184,834,300	(34,852,959)	(297,435,597)
Class R6	(1,017,703)	(8,771,617)	57,141,428	492,542,623
Class A1	(3,429,973)	(29,501,963)	(3,169,359)	(27,725,572)
Class B1	(2,804)	(24,235)	(4,349)	(38,176)
	40,141,228	$345,422,427	39,756,431	$348,080,724

(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class B1 shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2019, the fund’s commitment fee and interest expense were $18,567 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

104

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		43,763,624	749,840,677	(684,943,820)	108,660,481

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$10,987	$10,063	$—	$1,475,012	$108,660,481

105

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of

MFS Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by

106

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

107

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

108

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director
(until 2014),
BlackRock Finco UK (investment management),
				Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

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Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jason Kosty Geoffrey Schechter

113

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.84% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

115

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

116

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the current Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2019 and 2018, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	47,985	46,924
MFS Arkansas Municipal Bond Fund	47,985	46,924
MFS California Municipal Bond Fund	47,985	46,924
MFS Georgia Municipal Bond Fund	47,985	46,924
MFS Maryland Municipal Bond Fund	47,985	46,924
MFS Massachusetts Municipal Bond Fund	47,985	46,924
MFS Mississippi Municipal Bond Fund	47,985	46,924
MFS Municipal Income Fund	54,036	52,839
MFS New York Municipal Bond Fund	47,985	46,924
MFS North Carolina Municipal Bond Fund	47,985	46,924
MFS Pennsylvania Municipal Bond Fund	47,985	46,924
MFS South Carolina Municipal Bond Fund	47,985	46,924
MFS Tennessee Municipal Bond Fund	47,985	46,924
MFS Virginia Municipal Bond Fund	47,985	46,924
MFS West Virginia Municipal Bond Fund	47,985	46,924

Total	725,826	709,775

For the fiscal years ended March 31, 2019 and 2018, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Arkansas Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS California Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Georgia Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Maryland Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Massachusetts Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Mississippi Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Municipal Income Fund	0	0	6,197	6,058	0	0
To MFS New York Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS North Carolina Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Pennsylvania Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS South Carolina Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Tennessee Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS Virginia Municipal Bond Fund	0	0	6,133	5,995	0	0
To MFS West Virginia Municipal Bond Fund	0	0	6,133	5,995	0	0
Total fees billed by Deloitte to above Funds:	0	0	92,059	89,988	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	0	0	0	0	5,390	5,390

To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Municipal Income Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services
	2019	2018
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Municipal Income Fund, MFS and MFS Related Entities#	11,587	44,990
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	11,523	44,927

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act

(15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: May 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: May 17, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 17, 2019

* Print name and title of each signing officer under his or her signature.